File Nos. 2-86008
                                                                        811-3828

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                |X|

            Pre-Effective Amendment No. __                                   |_|


            Post-Effective Amendment No. 39                                  |X|


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        |X|


            Amendment No. 38                                                 |X|


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                      SELIGMAN MUNICIPAL FUND SERIES, INC.
               (Exact name of registrant as specified in charter)

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                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

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                 Registrant's Telephone Number: 212-850-1864 or
                             Toll-Free: 800-221-2450


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                          LAWRENCE P. VOGEL, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

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             It is proposed that this filing will become effective
                          (check the appropriate box).

|_|   immediately upon filing pursuant to paragraph (b)


|X|   on January 28, 2003 pursuant to paragraph (b)


|_|   75 days after filing pursuant to paragraph (a)(2)

|_|   on (date) pursuant to paragraph (a)(1)

|_|   60 days after filing pursuant to paragraph (a)(1)

|_|   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                      Prospectus
                                                                February 1, 2003

Seligman
Municipal Funds

Seeking Income Exempt From Regular Income Tax


..  Seligman Municipal Fund Series, Inc.

..  Seligman Municipal Series Trust

..  Seligman New Jersey Municipal Fund, Inc.

..  Seligman Pennsylvania Municipal Fund Series












The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult your financial advisor to determine if one or more of these Funds is suitable for you.

                                   Managed by

                                     [LOGO]

                             J.& W. Seligman & Co.
                                  Incorporated
                                Established 1864

Table of Contents

The Funds

A discussion of the investment strategies, risks, performance and expenses of the Funds.
    Overview of the Funds 1
    National Fund 4
    California High-Yield Fund 6
    California Quality Fund 8
    Colorado Fund 10
    Florida Fund 12
    Georgia Fund 14
    Louisiana Fund 16
    Maryland Fund 18
    Massachusetts Fund 20
    Michigan Fund 22
    Minnesota Fund 24
    Missouri Fund 26
    New Jersey Fund 28
    New York Fund 30
    North Carolina Fund 32
    Ohio Fund 34
    Oregon Fund 36
    Pennsylvania Fund 38
    South Carolina Fund 40
    Management of the Funds 42

Shareholder Information
    Deciding Which Class of Shares to Buy 43
    Pricing of Fund Shares 45
    Opening Your Account 45
    How to Buy Additional Shares 46
    How to Exchange Shares Among the Seligman Mutual Funds 46
    How to Sell Shares 47
    Important Policies That May Affect Your Account 48
    Dividends and Capital Gain Distributions 49
    Taxes 49
Financial Highlights 50

How to Contact Us 69

For More Information back cover
times change ... values endure

The Funds

OVERVIEW OF THE FUNDS

This Prospectus contains information about four separate funds, which together offer 19 investment options:


Seligman Municipal Fund Series, Inc. offers the following 13 Funds:


National Fund  Massachusetts Fund New York Fund
Colorado Fund  Michigan Fund      Ohio Fund
Georgia Fund   Minnesota Fund     Oregon Fund
Louisiana Fund Missouri Fund      South Carolina Fund
Maryland Fund


Seligman Municipal Series Trust offers the following four Funds:


California High-Yield Fund Florida Fund
California Quality Fund    North Carolina Fund

Seligman New Jersey Municipal Fund, Inc. (New Jersey Fund)

Seligman Pennsylvania Municipal Fund Series (Pennsylvania Fund)

INVESTMENT OBJECTIVES

Each Fund has its own investment objective. You should read the discussion of a particular Fund, in addition to the information below, before making an investment decision about that Fund.


The Seligman Municipal Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local personal income taxes.


The Funds are managed for total return, which means, in addition to income considerations, the Funds (except the Pennsylvania Fund) look to enhance portfolio returns by pursuing opportunities for capital appreciation. The Pennsylvania Fund does not pursue capital appreciation as one of its objectives. At all times, safety of principal is a primary concern of all of the Funds. However, there is no guarantee that the Funds will achieve their objectives.


PRINCIPAL INVESTMENT STRATEGIES
Each Fund also has its own investment strategies and risks.


Each Fund normally invests at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and (except the National Fund) regular personal income taxes in its respective state. This principal investment strategy is fundamental and may be changed only with shareholder approval. Income may be subject to the federal alternative minimum tax and, where applicable, state alternative minimum tax.


--------------------------------------------------------------------------------
  Alternative Minimum Tax (AMT):
  A tax imposed on certain types of income to ensure
  that all taxpayers pay at least a minimum amount of taxes.
--------------------------------------------------------------------------------

Municipal securities are issued by state and local governments, their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia. Municipal securities are issued to obtain funds to finance various public or private projects, to meet general expenses, and to refinance outstanding debt.

The Funds use a top-down method of selecting securities to purchase. This means the investment manager analyzes the current interest rate environment and trends in the municipal market to formulate investment strategies before selecting individual securities for each Fund. The investment manager determines the appropriate cash positions, quality parameters, market sectors, and bond duration, and then uses in-depth credit analysis to evaluate individual securities considered for purchase.

Portfolio holdings are continually monitored to identify securities which should be sold as a result of a deterioration in credit quality. A Fund may also sell a security when there is a better investment opportunity available in the market.

The Funds (except the California High-Yield Fund) will purchase only investment-grade municipal securities, defined as those issues rated in the four highest rating categories by independent rating agencies at the time of purchase. The Funds may also purchase non-rated securities if, based on credit analysis, the investment manager believes that they are of comparable quality to investment-grade securities.

Under normal market conditions, the Funds will invest in longer maturity bonds (typically, bonds with maturities in excess of ten years). However, a Fund may shorten or lengthen maturities to achieve its objective.


A Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent that Fund from achieving its objective.



A Fund's investment objective may be changed only with shareholder approval. Except as otherwise noted, the principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.


PRINCIPAL RISKS
Below is a description of investment risks that apply to the Funds. More specific risks that apply to individual Funds are included in the individual Fund descriptions in the pages that follow.

The value of your investment in a Fund will fluctuate with fluctuations in the value of the Fund's investment portfolio. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The principal factors that may affect the value of a Fund's portfolio are changes in interest rates and the credit worthiness of a Fund's portfolio holdings, as described below:

   Interest rate risk. Changes in market interest rates will affect the value of securities held by a Fund's investment portfolio. Generally, the market value of a municipal bond moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates decline. A Fund's net asset value per share moves in the same direction as the market value of the Fund's securities holdings. Therefore, if interest rates rise, you should expect a Fund's net asset value per share to fall, and if interest rates decline, you should expect a Fund's net asset value to rise.

   Additionally, longer maturity bonds, like those held by the Funds, are generally more sensitive to changes in interest rates. Each Fund's strategy of investing in longer maturity bonds could subject its portfolio holdings to a greater degree of market price volatility.

   In a declining interest rate environment, portfolio holdings that are close to maturity or are subject to call by the issuer may be disadvantageous to a Fund. Proceeds of matured or called bonds may be reinvested at lower yields, which could affect the level of income a Fund generates.


   Credit risk. A municipal bond issue could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable municipal securities. Many states and municipalities are currently facing budget shortfalls and other problems as a result of the recent economic downturn. The failure to address these problems in a satisfactory manner could affect a state's or municipality's credit quality and result in downgrading or a decline in a security's market value. Credit risk also includes the risk that an issuer of a municipal bond would be unable to make interest and principal payments. Further, revenue bonds held by a Fund may be downgraded or may default on payment if revenues from their underlying facilities decline. If a Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.


   The investment manager seeks to minimize the credit risk inherent in municipal securities by performing its own in-depth credit analysis on every municipal security before purchase and by continuing to monitor all securities while they remain in each Fund's portfolio. Each Fund may purchase municipal bonds that are insured as to the payment of principal and interest. However, the Funds view insurance as an enhancement of quality, not as a substitute for it. A Fund will not purchase a bond unless the investment manager approves the underlying credit.

The Funds are also subject to the following risks:


   Concentration risk. Each Fund (except the National Fund) invests in municipal securities issued by a single state and its municipalities. Specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general. These factors may include state or local legislation or policy changes, economic factors, natural disasters and the possibility of credit problems. The Funds seek to minimize this risk by diversifying investments within the state. In addition, each Fund is subject to certain investment restrictions limiting the amount of its assets that can be invested in the securities of a single issuer.


   Market risk. At times, market conditions could result in a lack of liquidity. The municipal market is an over-the-counter market, which means that the Funds purchase and sell portfolio holdings through municipal bond dealers. A Fund's ability to sell securities held in its portfolio is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers. Lower-rated securities may be less liquid than higher-rated securities. Further, if certain securities or market sectors represented in a Fund's portfolio do not perform as expected, that Fund's net asset value may decline.

An investment in any of the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE

Each Fund offers three Classes of shares. The performance information presented for each Fund provides some indication of the risks of investing in that Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class compares to the Lehman Brothers Municipal Bond Index, a widely-used measure of municipal bond performance. Although each Fund's fiscal year ends on September 30, the performance information is provided on a calendar year basis to assist you in comparing the returns of the Funds with the returns of other mutual funds. How a Fund has performed in the past, before and after taxes, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary among each Fund's Classes due to their different fees and expenses.


FEES AND EXPENSES
The fees and expenses table provided for each Fund summarizes the fees and expenses that you may pay as a shareholder of a Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from a Fund's assets and are therefore paid indirectly by you and other Fund shareholders.

Accompanying each Fund's fee and expense table is an example intended to help you compare the expenses of investing in that Fund with the expenses of investing in other mutual funds.

                   Discussions of each Fund begin on page 4.

NATIONAL FUND

INVESTMENT OBJECTIVE
The National Fund seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The National Fund uses the following investment strategies to pursue its investment objective:

The National Fund invests at least 80% of its net assets in municipal securities of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, and instrumentalities that are rated investment-grade when purchased.


The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In respect of the National Fund's risks, please refer to the "Principal Risks" section on pages 2 and 3 of this Prospectus.


PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

NATIONAL FUND



                         Class A Annual Total Returns
                                Calendar Years



                                    [CHART]

  93       94       95      96      97      98      99       00      01    02
------   ------   ------  -----   ------  -----   ------   ------  -----  -----
14.10%   -9.95%   20.10%  3.33%   10.38%  5.66%   -5.24%   12.33%  3.53%  6.65%

Best calendar quarter return: 8.25% - quarter ended 3/31/95.


Worst calendar quarter return: -8.20% - quarter ended 3/31/94.



             Average Annual Total Returns--Periods Ended 12/31/02



                                     CLASS C    CLASS D
                                      SINCE      SINCE
                  ONE   FIVE   TEN  INCEPTION  INCEPTION
                  YEAR  YEARS YEARS  5/27/99    2/1/94
                  ----  ----- ----- ---------  ---------
Class A
  Return before
   taxes          1.59% 3.41% 5.22%     n/a       n/a
  Return after
   taxes on
   distributions  1.59  3.41  5.04      n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    2.71  3.64  5.09      n/a       n/a
Class C           3.76   n/a   n/a     3.34%      n/a
Class D           4.82  3.51   n/a      n/a      3.83%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71     6.51(1)   6.03(2)


  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES


Shareholder Fees               Class A    Class C Class D
----------------              -------     ------- -------
Maximum Sales Charge (Load)..  4.75%          2%      1%
 Maximum Sales Charge (Load)
   on Purchases (as a % of
   offering price)...........  4.75%/(1)/     1%    none
 Maximum Contingent Deferred
   Sales Charge (Load) (CDSC)
   on Redemptions (as a % of
   original purchase price or
   current net asset value,
   whichever is less)........   none/(1)/     1%      1%

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)
Management Fees..............   .50%        .50%    .50%
Distribution and/or
  Service (12b-1) Fees.......   .10%       1.00%   1.00%
Other Expenses...............   .29%        .29%    .29%
                               -----       -----   -----
Total Annual Fund Operating
  Expenses...................   .89%       1.79%   1.79%
                               =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $562       $745       $  945       $1,519
Class C       379        658        1,060        2,184
Class D       282        563          970        2,105

If you did not sell your shares at the end of each period, your costs would be:

            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $562       $745       $  945       $1,519
Class C       280        658        1,060        2,184
Class D       182        563          970        2,105

CALIFORNIA HIGH-YIELD FUND

INVESTMENT OBJECTIVE
The California High-Yield Fund seeks the maximum income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The California High-Yield Fund uses the following investment strategies to pursue its investment objective:


The California High-Yield Fund invests at least 80% of its net assets in California municipal securities that are within any rating category, including securities rated below investment-grade or securities that are not rated.


In selecting securities to purchase, the investment manager may consider the current market conditions, the availability of lower-rated securities, and whether lower-rated securities offer yields high enough relative to yields on investment-grade securities to justify their higher risk.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the California High-Yield Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of California issuers, its performance may be affected by local, state, and regional factors including the possibility of credit problems, such as those resulting from the deregulation of electricity markets in 2001 and the 1994 bankruptcy of Orange County.


.. Because the Fund may invest in non-investment-grade bonds, it is subject to greater risk of loss of principal than funds that invest in higher-rated investment-grade bonds. The Fund may pay higher yields than funds that invest in investment-grade bonds, but at the same time, may experience greater volatility.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

California High-Yield Fund

                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93       94       95      96      97      98      99       00      01    02
-----    ------  ------    -----  -----    -----  ------  ------   -----  -----
9.91%    -2.79%  14.55%    5.52%  8.72%    6.18%  -5.26%  14.40%   4.60%  7.02%


Best calendar quarter return: 6.48% - quarter ended 3/31/95.


Worst calendar quarter return: -2.34% - quarter ended 12/31/99.



             Average Annual Total Returns--Periods Ended 12/31/02



                                       CLASS C   CLASS D
                                        SINCE     SINCE
                   ONE    FIVE   TEN  INCEPTION INCEPTION
                   YEAR   YEARS YEARS  5/27/99   2/1/94
                  ------  ----- ----- --------- ---------
Class A
  Return before
   taxes            1.98% 4.18% 5.58%    n/a       n/a
  Return after
   taxes on
   distributions    1.84  4.08  5.43     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares      2.90  4.24  5.45     n/a       n/a
Class C             3.79   n/a   n/a    4.12%      n/a
Class D             4.91  4.22   n/a     n/a      4.67%
Lehman Brothers
 Municipal Bond
 Index              9.60  6.06  6.71    6.51(1)   6.03(2)


  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES


           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses*
           -------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .10%       1.00%   1.00%
           Other Expenses...............   .34%        .34%    .34%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................   .94%       1.84%   1.84%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
* Amounts do not reflect the effect of the voluntary expense reimbursement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $566       $760       $  970       $1,575
                    Class C       384        673        1,086        2,237
                    Class D       287        579          995        2,159

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $566       $760       $  970       $1,575
                    Class C       285        673        1,086        2,237
                    Class D       187        579          995        2,159

CALIFORNIA QUALITY FUND

INVESTMENT OBJECTIVE
The California Quality Fund seeks high income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The California Quality Fund uses the following investment strategies to pursue its investment objective:


The California Quality Fund invests at least 80% of its net assets in California municipal securities that are within the three highest ratings of Moody's Investors Service (Moody's) (Aaa, Aa, or A) or Standard & Poor's Ratings Services (S&P) (AAA, AA, or A) on the date of purchase.



The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the California Quality Fund is subject to the following risk:

.. Because the Fund invests primarily in the securities of California issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems, such as those resulting from the deregulation of electricity markets in 2001 and the 1994 bankruptcy of Orange County.


PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

CALIFORNIA QUALITY FUND




                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95     96     97     98      99      00     01      02
------  ------  ------  -----  -----  -----  ------  ------  -----  -----
12.61%  -8.30%  19.79%  3.91%  8.80%  6.26%  -6.10%  16.27%  4.34%  7.16%


Best calendar quarter return: 8.97% - quarter ended 3/31/95.


Worst calendar quarter return: -6.63% - quarter ended 3/31/94.



             Average Annual Total Returns--Periods Ended 12/31/02



                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          2.00% 4.32% 5.60%    n/a       n/a
  Return after
   taxes on
   distributions  2.00  4.09  5.37     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    2.80  4.29  5.39     n/a       n/a
Class C           3.97   n/a   n/a    4.58%      n/a
Class D           5.05  4.41   n/a     n/a      4.39%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)


  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES


           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses
           ------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .10%       1.00%   1.00%
           Other Expenses...............   .27%        .27%    .27%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................   .87%       1.77%   1.77%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $560       $739       $  934       $1,497
                    Class C       377        652        1,050        2,163
                    Class D       280        557          959        2,084

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $560       $739       $  934       $1,497
                    Class C       278        652        1,050        2,163
                    Class D       180        557          959        2,084

COLORADO FUND

INVESTMENT OBJECTIVE
The Colorado Fund seeks to maximize income exempt from regular federal income taxes and from Colorado personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The Colorado Fund uses the following investment strategies to pursue its investment objective:


The Colorado Fund invests at least 80% of its net assets in Colorado municipal securities rated investment-grade when purchased.



The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Colorado Fund is subject to the following risks:


.. Because the Fund invests primarily in securities of Colorado issuers, the Fund's performance may be affected by state or local legislation or policy changes, terrorist attacks, the construction downturn, weakness in the technology and telecom industries, the bankruptcy of United Airlines and other economic factors.



.. Due to the current economic condition in the State, together with the State's constitutionally mandated inability to increase taxes or retain prior years' surplus revenues without voter approval, the State of Colorado has to significantly reduce its expenditures in order to balance its budget for the current fiscal year. Local governments and state agencies and other instrumentalities may be adversely affected by the legislature's spending decisions. In addition, some local governments in Colorado, especially those which rely heavily on sales tax revenues, are also facing budget deficits. Colorado's constitutional and statutory restrictions on spending and taxes may adversely affect the ability of state and local governments to provide their necessary services.





PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and beside the chart do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

COLORADO FUND




                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95      96     97     98     99      00     01     02
------  ------  ------  -----  -----  -----  ------  ------  -----  -----
11.11%  -5.13%  13.96%  3.39%  7.52%  5.80%  -5.26%  12.92%  5.22%  7.66%


Best calendar quarter return: 6.34% - quarter ended 3/31/95.


Worst calendar quarter return: -4.87% - quarter ended 3/31/94.



             Average Annual Total Returns--Periods Ended 12/31/02



                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          2.50% 4.09% 5.00%    n/a       n/a
  Return after
   taxes on
   distributions  2.47  4.05  4.95     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    3.15  4.15  4.95     n/a       n/a
Class C           4.68   n/a   n/a    4.11%      n/a
Class D           5.68  4.16   n/a     n/a      3.86%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)


  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1) From 5/31/99.
(2) From 1/31/94

FEES AND EXPENSES


           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses
           ------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .10%       1.00%   1.00%
           Other Expenses...............   .36%        .36%    .36%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................   .96%       1.86%   1.86%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $568       $766       $  981       $1,597
                    Class C       386        679        1,096        2,258
                    Class D       289        585        1,006        2,180

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $568       $766       $  981       $1,597
                    Class C       287        679        1,096        2,258
                    Class D       189        585        1,006        2,180

FLORIDA FUND

INVESTMENT OBJECTIVE
The Florida Fund seeks high income exempt from regular federal income taxes consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The Florida Fund uses the following investment strategies to pursue its investment objective:


The Florida Fund invests at least 80% of its net assets in Florida municipal securities rated investment-grade when purchased.



The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Florida Fund is subject to the following risks:



.. The lack of an income tax in Florida exposes total tax collections to more volatility than would otherwise be the case and, in the event of an economic downturn, could affect the State's ability to pay principal and interest in a timely manner.

.. Florida's economy may be affected by foreign trade, crop failures, and severe weather conditions and is sensitive to the trends in the tourism and construction industries.


PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

FLORIDA FUND




                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95      96     97     98     99      00     01     02
------  ------  ------  -----  -----  -----  ------  ------  -----  -----
13.52%  -5.52%  16.67%  2.76%  9.33%  5.67%  -4.89%  14.41%  4.15%  7.67%


Best calendar quarter return: 7.00% - quarter ended 3/31/95.


Worst calendar quarter return: -5.99% - quarter ended 3/31/94.



             Average Annual Total Returns--Periods Ended 12/31/02



                                           CLASS C   CLASS D
                                            SINCE     SINCE
                  ONE     FIVE     TEN    INCEPTION INCEPTION
                  YEAR    YEARS   YEARS    5/27/99   2/1/94
                  ----    -----   -----   --------- ---------
Class A
  Return before
   taxes          2.51%   4.25%   5.63%      n/a       n/a
  Return after
   taxes on
   distributions  2.48    4.17    5.45       n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    3.17    4.27    5.42       n/a       n/a
Class C           4.64     n/a     n/a      4.56%      n/a
Class D           5.72    4.47     n/a       n/a      4.51%
Lehman Brothers
 Municipal Bond
 Index            9.60    6.06    6.71      6.51(1)   6.03(2)


  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES


           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses*
           -------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .25%       1.00%   1.00%
           Other Expenses...............   .34%        .34%    .34%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................  1.09%       1.84%   1.84%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
* Amounts do not reflect the effect of the voluntary expense reimbursement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $581       $805       $1,047       $1,741
                    Class C       384        673        1,086        2,237
                    Class D       287        579          995        2,159

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $581       $805       $1,047       $1,741
                    Class C       285        673        1,086        2,237
                    Class D       187        579          995        2,159

GEORGIA FUND

INVESTMENT OBJECTIVE
The Georgia Fund seeks to maximize income exempt from regular federal income taxes and from Georgia personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The Georgia Fund uses the following investment strategies to pursue its investment objective:


The Georgia Fund invests at least 80% of its net assets in Georgia municipal securities rated investment-grade when purchased.



The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Georgia Fund is subject to the following risks:




.. Georgia's economy will be affected by trends in the services, wholesale and retail trade, manufacturing, transportation and public utilities industries, as these industries, along with government, comprise the largest sources of employment within the State.



PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from of losses realized on the sale of Fund shares.

GEORGIA FUND



                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95     96      97     98     99      00     01      02
------  ------  ------  -----  -----  -----  ------  ------  -----  ------
12.21%  -7.64%  19.16%  3.86%  9.02%  5.94%  -5.04%  13.49%  3.02%  7.83%


Best calendar quarter return: 7.71% - quarter ended 3/31/95.


Worst calendar quarter return: -6.83% - quarter ended 3/31/94.



             Average Annual Total Returns--Periods Ended 12/31/02



                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          2.66% 3.85% 5.38%    n/a       n/a
  Return after
   taxes on
   distributions  2.52  3.68  5.18     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    3.32  3.93  5.21     n/a       n/a
Class C           4.77   n/a   n/a    3.80%      n/a
Class D           5.85  3.93   n/a     n/a      4.24%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)


  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES


Shareholder Fees               Class A    Class C Class D
----------------              -------     ------- -------
Maximum Sales Charge (Load)..  4.75%          2%      1%
 Maximum Sales Charge (Load)
   on Purchases (as a % of
   offering price)...........  4.75%/(1)/     1%    none
 Maximum Contingent Deferred
   Sales Charge (Load) (CDSC)
   on Redemptions (as a % of
   original purchase price or
   current net asset value,
   whichever is less)........   none/(1)/     1%      1%

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)
Management Fees..............   .50%        .50%    .50%
Distribution and/or
  Service (12b-1) Fees.......   .10%       1.00%   1.00%
Other Expenses...............   .29%        .29%    .29%
                               -----       -----   -----
Total Annual Fund Operating
  Expenses...................   .89%       1.79%   1.79%
                               =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $562       $745       $  945       $1,519
Class C       379        658        1,060        2,184
Class D       282        563          970        2,105

If you did not sell your shares at the end of each period, your costs would be:

            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $562       $745       $  945       $1,519
Class C       280        658        1,060        2,184
Class D       182        563          970        2,105

LOUISIANA FUND

INVESTMENT OBJECTIVE
The Louisiana Fund seeks to maximize income exempt from regular federal income taxes and from Louisiana personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The Louisiana Fund uses the following investment strategies to pursue its investment objective:


The Louisiana Fund invests at least 80% of its net assets in Louisiana municipal securities rated investment-grade when purchased.



The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Louisiana Fund is subject to the following risks:



.. Louisiana's economy is affected by trends in the oil and gas, tourism, and gaming industries within the State.


PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

LOUISIANA FUND

                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93       94     95      96     97     98     99      00     01     02
------  ------  ------  -----  -----  -----  ------  ------  -----  -----
11.45%  -5.89%  17.10%  3.49%  8.45%  5.93%  -4.62%  12.70%  4.20%  8.50%


Best calendar quarter return: 6.57% - quarter ended 3/31/95.


Worst calendar quarter return: -5.38% - quarter ended 3/31/94.



             Average Annual Total Returns--Periods Ended 12/31/02



                                       CLASS C   CLASS D
                                        SINCE     SINCE
                   ONE    FIVE   TEN  INCEPTION INCEPTION
                   YEAR   YEARS YEARS  5/27/99   2/1/94
                  ------  ----- ----- --------- ---------
Class A
  Return before
   taxes            3.34% 4.16% 5.39%    n/a       n/a
  Return after
   taxes on
   distributions    3.23  4.05  5.18     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares      3.80  4.22  5.23     n/a       n/a
Class C             5.48   n/a   n/a    4.31%      n/a
Class D             6.53  4.24   n/a     n/a      4.29%
Lehman Brothers
 Municipal Bond
 Index              9.60  6.06  6.71    6.51(1)   6.03(2)


  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES


           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses
           ------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .10%       1.00%   1.00%
           Other Expenses...............   .27%        .27%    .27%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................   .87%       1.77%   1.77%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $560       $739       $  934       $1,497
                    Class C       377        652        1,050        2,163
                    Class D       280        557          959        2,084

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $560       $739       $  934       $1,497
                    Class C       278        652        1,050        2,163
                    Class D       180        557          959        2,084

MARYLAND FUND

INVESTMENT OBJECTIVE
The Maryland Fund seeks to maximize income exempt from regular federal income taxes and from Maryland personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The Maryland Fund uses the following investment strategies to pursue its investment objective:


The Maryland Fund invests at least 80% of its net assets in Maryland municipal securities rated investment-grade when purchased.



The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Maryland Fund is subject to the following risks:



.. Because the Fund favors investing in revenue bonds, including revenue bonds issued on behalf of health-care providers, its performance may also be affected by economic developments impacting a specific facility or type of facility.

.. The performance of general obligation bonds of Maryland issuers may be affected by efforts to limit or reduce state or local taxes.


PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

MARYLAND FUND




                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95      96     97     98     99      00      01     02
------  ------  ------  -----  -----  -----  ------  ------  -----  -----
11.93%  -5.48%  16.84%  3.66%  8.09%  5.85%  -3.34%  11.25%  4.18%  7.60%


Best calendar quarter return: 6.96% - quarter ended 3/31/95.


Worst calendar quarter return: -5.29% - quarter ended 3/31/94.



             Average Annual Total Returns--Periods Ended 12/31/02



                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          2.44% 3.97% 5.34%    n/a       n/a
  Return after
   taxes on
   distributions  2.21  3.90  5.15     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    3,31  4.09  5.19     n/a       n/a
Class C           4.44   n/a   n/a    3.98%      n/a
Class D           5.50  4.05   n/a     n/a      4.17%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)


  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES


           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses
           ------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .10%       1.00%   1.00%
           Other Expenses...............   .30%        .30%    .30%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................   .90%       1.80%   1.80%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $562       $748       $  950       $1,530
                    Class C       380        661        1,065        2,195
                    Class D       283        566          975        2,116

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Year      5 Year      10 Years
                                ------     -------     -------     --------
                    Class A      $562       $748       $  950       $1,530
                    Class C       281        661        1,065        2,195
                    Class D       183        566          975        2,116

MASSACHUSETTS FUND

INVESTMENT OBJECTIVE
The Massachusetts Fund seeks to maximize income exempt from regular federal income taxes and from Massachusetts personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The Massachusetts Fund uses the following investment strategies to pursue its investment objective:


The Massachusetts Fund invests at least 80% of its net assets in Massachusetts municipal securities rated investment-grade when purchased.



The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Massachusetts Fund is subject to the following risks:



.. Massachusetts and certain of its cities, towns, counties, and other political subdivisions have, at certain times in the past, experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of these financial difficulties could adversely affect the market value and marketability of, or result in default on payments of, outstanding obligations issued by Massachusetts or its public authorities or municipalities.


PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

MASSACHUSETTS FUND



                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95     96     97     98      99      00      01    02
------  ------  ------  -----  -----  -----  ------  ------  -----  ------
11.52%  -4.43%  15.20%  4.14%  8.68%  6.55%  -6.73%  15.20%  4.39%  9.94%


Best calendar quarter return: 6.44% - quarter ended 3/31/95.


Worst calendar quarter return: -4.69% - quarter ended 3/31/94.



             Average Annual Total Returns--Periods Ended 12/31/02



                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          4.74% 4.59% 5.68%    n/a       n/a
  Return after
   taxes on
   distributions  4.74  4.53  5.47     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    4.56  4.54  5.45     n/a       n/a
Class C           6.73   n/a   n/a    4.76%      n/a
Class D           7.82  4.63   n/a     n/a      4.57%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)


  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES


           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses
           ------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .10%       1.00%   1.00%
           Other Expenses...............   .26%        .26%    .26%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................   .86%       1.76%   1.76%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $559       $736       $  929       $1,485
                    Class C       376        649        1,045        2,152
                    Class D       279        554          954        2,073

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $559       $736       $  929       $1,485
                    Class C       277        649        1,045        2,152
                    Class D       179        554          954        2,073

MICHIGAN FUND

INVESTMENT OBJECTIVE
The Michigan Fund seeks to maximize income exempt from regular federal income taxes and from Michigan personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The Michigan Fund uses the following investment strategies to pursue its investment objective:


The Michigan Fund invests at least 80% of its net assets in Michigan municipal securities rated investment-grade when purchased.



The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Michigan Fund is subject to the following risks:



.. The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism, and agriculture. The cyclical nature of these industries may adversely affect the revenue stream of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.


PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

MICHIGAN FUND



                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95     96      97     98     99      00      01     02
------  ------  ------  -----  -----  -----  ------  ------  -----  -------
11.48%  -4.84%  15.78%  3.74%  8.73%  6.12%  -3.80%  12.89%  4.37%   7.75%


Best calendar quarter return: 6.57% - quarter ended 3/31/95.


Worst calendar quarter return: -4.63% - quarter ended 3/31/94.



             Average Annual Total Returns--Periods Ended 12/31/02



                                              CLASS C   CLASS D
                                               SINCE     SINCE
                   ONE     FIVE      TEN     INCEPTION INCEPTION
                   YEAR    YEARS    YEARS     5/27/99   2/1/94
                  -----    -----    -----    --------- ---------
Class A
  Return before
   taxes           2.68%    4.31%    5.50%      n/a       n/a
  Return after
   taxes on
   distributions   2.60     4.16     5.28       n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares     3.37     4.34     5.34       n/a       n/a
Class C            4.78      n/a      n/a      4.43%      n/a
Class D            5.80     4.36      n/a       n/a      4.38%
Lehman Brothers
 Municipal Bond
 Index             9.60     6.06     6.71      6.51(1)   6.03(2)


  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES


Shareholder Fees               Class A    Class C Class D
----------------              -------     ------- -------
Maximum Sales Charge (Load)..  4.75%          2%      1%
 Maximum Sales Charge (Load)
   on Purchases (as a % of
   offering price)...........  4.75%/(1)/     1%    none
 Maximum Contingent Deferred
   Sales Charge (Load) (CDSC)
   on Redemptions (as a % of
   original purchase price or
   current net asset value,
   whichever is less)........   none/(1)/     1%      1%

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)
Management Fees..............   .50%        .50%    .50%
Distribution and/or
  Service (12b-1) Fees.......   .10%       1.00%   1.00%
Other Expenses...............   .26%        .26%    .26%
                               -----       -----   -----
Total Annual Fund Operating
  Expenses...................   .86%       1.76%   1.76%
                               =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.



Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $559       $736       $  929       $1,485
Class C       376        649        1,045        2,152
Class D       279        554          954        2,073

If you did not sell your shares at the end of each period, your costs would be:

            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $559       $736       $  929       $1,485
Class C       277        649        1,045        2,152
Class D       179        554          954        2,073

MINNESOTA FUND

INVESTMENT OBJECTIVE
The Minnesota Fund seeks to maximize income exempt from regular federal income taxes and from regular Minnesota personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The Minnesota Fund uses the following investment strategies to pursue its investment objective:


The Minnesota Fund invests at least 80% of its net assets in Minnesota municipal securities rated investment-grade when purchased.



The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities, subject to applicable requirements. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Minnesota Fund is subject to the following risks:



.. Pursuant to Minnesota legislation enacted in 1995, dividends that would otherwise be exempt from Minnesota personal income tax in the case of individuals, estates, and trusts, could become subject to the Minnesota personal income tax if it were judicially determined that exempting such dividends would discriminate against interstate commerce.


.. The State of Minnesota relies heavily on a progressive individual income tax and retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Minnesota's budget outlook has weakened substantially since the beginning of the 2002-2003 biennium. The State is experiencing budget deficits which have almost exhausted its reserves and limited the options available to State officials to successfully manage revenue variations. A November 2002 official State forecast projected a $356 million deficit in the current biennial budget ending June 30, 2003. The State must use reserves and reduce spending to balance the budget for this biennium. The forecast also projected a $4.2 billion deficit for the 2004-2005 biennium, the budget for which also must be balanced.



PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

MINNESOTA FUND




                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93       94     95      96     97     98     99      00      01     02
------  ------  ------  -----  -----  -----  ------  ------  -----  ------
13.49%  -2.54%  11.41%  3.39%  7.02%  6.21%  -4.15%  12.34%  4.26%   7.81%


Best calendar quarter return: 5.04% - quarter ended 3/31/95.


Worst calendar quarter return: -3.23% - quarter ended 3/31/94.



             Average Annual Total Returns--Periods Ended 12/31/02



                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          2.68% 4.14% 5.24%    n/a       n/a
  Return after
   taxes on
   distributions  2.68  4.06  5.15     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    3.28  4.19  5.18     n/a       n/a
Class C           4.74   n/a   n/a    4.11%      n/a
Class D           5.85  4.21   n/a     n/a      3.93%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)


  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES


           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses
           ------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .10%       1.00%   1.00%
           Other Expenses...............   .25%        .25%    .25%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................   .85%       1.75%   1.75%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $558       $733       $  924       $1,474
                    Class C       375        646        1,039        2,142
                    Class D       278        551          949        2,062

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $558       $733       $  924       $1,474
                    Class C       276        646        1,039        2,142
                    Class D       178        551          949        2,062

MISSOURI FUND

INVESTMENT OBJECTIVE
The Missouri Fund seeks to maximize income exempt from regular federal income taxes and from Missouri personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The Missouri Fund uses the following investment strategies to pursue its investment objective:


The Missouri Fund invests at least 80% of its net assets in Missouri municipal securities rated investment-grade when purchased.



The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Missouri Fund is subject to the following risks:



.. Defense-related business and agriculture play an important role in Missouri's economy. Negative trends in these industries or the relocation of major employers engaged in such industries could have a negative impact on the economy of the State.


PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

MISSOURI FUND

                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95     96     97      98     99      00     01     02
------  ------  ------  -----  -----  -----  ------  ------  -----  -----
11.40%  -6.32%  16.95%  3.71%  8.08%  5.77%  -5.59%  15.18%  3.49%  9.04%


Best calendar quarter return: 7.31% - quarter ended 3/31/95.


Worst calendar quarter return: -6.11% - quarter ended 3/31/94.



             Average Annual Total Returns--Periods Ended 12/31/02



                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          3.83% 4.33% 5.39%    n/a       n/a
  Return after
   taxes on
   distributions  3.79  4.21  5.17     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    4.00  4.32  5.19     n/a       n/a
Class C           5.66   n/a   n/a    4.61%      n/a
Class D           6.77  4.41   n/a     n/a      4.26%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)


  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES


           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%/(1)/     2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses
           ------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .10%       1.00%   1.00%
           Other Expenses...............   .30%        .30%    .30%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................   .90%       1.80%   1.80%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $562       $748       $  950       $1,530
                    Class C       380        661        1,065        2,195
                    Class D       283        566          975        2,116

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $562       $748       $  950       $1,530
                    Class C       281        661        1,065        2,195
                    Class D       183        566          975        2,116

NEW JERSEY FUND

INVESTMENT OBJECTIVE
The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey gross income tax consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The New Jersey Fund uses the following investment strategies to pursue its investment objective:


The New Jersey Fund invests at least 80% of its net assets in New Jersey municipal securities rated investment-grade when purchased.



The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the New Jersey Fund is subject to the following risks:



.. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction, and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's economy will be affected by trends in these sectors.


PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

NEW JERSEY FUND




                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

   93     94      95      96     97     98     99      00      01      02
------  ------  ------  -----  -----  -----  ------  ------  -----   -----
12.37%  -6.15%  15.57%  3.40%  8.93%  6.00%  -5.58%  13.25%  3.98%   7.78%


Best calendar quarter return: 6.78% - quarter ended 3/31/95.


Worst calendar quarter return: -5.63% - quarter ended 3/31/94.



             Average Annual Total Returns--Periods Ended 12/31/02



                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          2.59% 3.88% 5.20%    n/a       n/a
  Return after
   taxes on
   distributions  2.56  3.78  4.95     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    3.19  3.94  5.01     n/a       n/a
Class C           5.01   n/a   n/a    3.99%      n/a
Class D           6.00  4.09   n/a     n/a      4.23%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)


  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES


Shareholder Fees               Class A    Class C Class D
----------------              -------     ------- -------
Maximum Sales Charge (Load)..  4.75%          2%      1%
 Maximum Sales Charge (Load)
   on Purchases (as a % of
   offering price)...........  4.75%/(1)/     1%    none
 Maximum Contingent Deferred
   Sales Charge (Load) (CDSC)
   on Redemptions (as a % of
   original purchase price or
   current net asset value,
   whichever is less)........   none/(1)/   .39%      1%

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)
Management Fees..............   .50%        .50%    .50%
Distribution and/or
  Service (12b-1) Fees.......   .25%       1.00%   1.00%
Other Expenses...............   .34%        .34%    .34%
                               -----       -----   -----
Total Annual Fund Operating
  Expenses...................  1.04%       1.84%   1.84%
                               =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $576       $790       $1,022       $1,686
Class C       384        673        1,086        2,237
Class D       287        579          995        2,159

If you did not sell your shares at the end of each period, your costs would be:

            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $576       $790       $1,022       $1,686
Class C       285        673        1,086        2,237
Class D       187        579          995        2,159

NEW YORK FUND

INVESTMENT OBJECTIVE
The New York Fund seeks to maximize income exempt from regular federal income taxes and from New York personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The New York Fund uses the following investment strategies to pursue its investment objective:


The New York Fund invests at least 80% of its net assets in New York municipal securities rated investment-grade when purchased.



The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the New York Fund is subject to the following risks:



.. New York City and certain localities outside New York City have experienced financial problems in the past. Recurrence of these problems may affect the fiscal health of the State.

.. The events of September 11, 2001 had a substantial negative effect on the economy of New York City, including the displacement or closure of many businesses, a decline in tourism, and retrenchment in the securities industry, which is a major source of employment in the City.


PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

NEW YORK FUND

                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95      96     97      98     99      00      01      02
------  ------  ------  -----  ------  -----  ------  ------  -----   -----
13.26%  -7.93%  19.31%  3.83%  10.04%  6.86%  -5.64%  15.00%  3.48%   8.93%


Best calendar quarter return: 8.13% - quarter ended 3/31/95.


Worst calendar quarter return: -6.61% - quarter ended 3/31/94.


             Average Annual Total Returns--Periods Ended 12/31/01


                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          3.74% 4.47% 5.87%    n/a       n/a
  Return after
   taxes on
   distributions  3.71  4.33  5.63     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    4.00  4.46  5.62     n/a       n/a
Class C           5.90   n/a   n/a    4.56%      n/a
Class D           6.96  4.56   n/a     n/a      4.63%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)


  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES


           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses
           ------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .10%       1.00%   1.00%
           Other Expenses...............   .27%        .27%    .27%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................   .87%       1.77%   1.77%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.



Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $560       $739       $  934       $1,497
                    Class C       377        652        1,050        2,163
                    Class D       280        557          959        2,084

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $560       $739       $  934       $1,497
                    Class C       278        652        1,050        2,163
                    Class D       180        557          959        2,084

NORTH CAROLINA FUND

INVESTMENT OBJECTIVE
The North Carolina Fund seeks high income exempt from regular federal income taxes and North Carolina personal income taxes consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The North Carolina Fund uses the following investment strategies to pursue its investment objective:


The North Carolina Fund invests at least 80% of its net assets in North Carolina municipal securities rated investment- grade when purchased.



The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the North Carolina Fund is subject to the following risks:




.. The North Carolina economy has grown only modestly in 2002 as it has begun to recover from the recession and some sectors of the North Carolina economy, particularly manufacturing, continue to decline.



.. Because of the failure of State revenues to reach projected levels, the State is currently coping with a significant budget shortfall and likely will continue to deal with budget problems until the rate of growth in the North Carolina economy increases. Because of these budget problems, both Moody's and S&P reviewed their ratings of North Carolina general obligations in 2002. While S&P retained its AAA rating for North Carolina's general obligations, Moody's reduced its rating of such obligations to Aa1. A failure to adequately deal with these ongoing problems could further adversely effect the credit ratings of general obligations of the State.



PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

NORTH CAROLINA FUND



                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95       96     97      98     99      00      01    02
------  ------  ------   -----  -----   -----  ------  ------  -----  -----
12.98%  -7.35%  19.56%   2.71%  8.75%   5.81%  -5.02%  12.33%  4.34%  8.18%


Best calendar quarter return: 8.72% - quarter ended 3/31/95.


Worst calendar quarter return: -6.73 - quarter ended 3/31/94.



             Average Annual Total Returns--Periods Ended 12/31/02



                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          3.01% 3.97% 5.42%    n/a        n/a
  Return after
   taxes on
   distributions  2.90  3.81  5.29     n/a        n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    3.44  3.98  5.25     n/a        n/a
Class C           5.16   n/a   n/a    4.20%       n/a
Class D           6.24  4.19   n/a     n/a       4.31%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)    6.03(2)


  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES


Shareholder Fees               Class A    Class C Class D
----------------              -------     ------- -------
Maximum Sales Charge (Load)..  4.75%          2%      1%
 Maximum Sales Charge (Load)
   on Purchases (as a % of
   offering price)...........  4.75%/(1)/     1%    none
 Maximum Contingent Deferred
   Sales Charge (Load) (CDSC)
   on Redemptions (as a % of
   original purchase price or
   current net asset value,
   whichever is less)........   none/(1)/     1%      1%

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)
Management Fees..............   .50%        .50%    .50%
Distribution and/or
  Service (12b-1) Fees.......   .25%       1.00%   1.00%
Other Expenses...............   .36%        .36%    .36%
                               -----       -----   -----
Total Annual Fund Operating
  Expenses...................  1.11%       1.86%   1.86%
                               =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $583       $811       $1,058       $1,762
Class C       386        679        1,096        2,258
Class D       289        585        1,006        2,180

If you did not sell your shares at the end of each period, your costs would be:

            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $583       $811       $1,058       $1,762
Class C       287        679        1,096        2,258
Class D       189        585        1,006        2,180

OHIO FUND

INVESTMENT OBJECTIVE
The Ohio Fund seeks to maximize income exempt from regular federal income taxes and from Ohio personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The Ohio Fund uses the following investment strategies to pursue its investment objective:


The Ohio Fund invests at least 80% of its net assets in Ohio municipal securities rated investment-grade when purchased.



The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Ohio Fund is subject to the following risks:



.. Ohio's economy relies in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in other less industrial states and in the nation as a whole.


PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

OHIO FUND

                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

   93     94      95      96     97    98      99     00      01     02
------ ------  ------  -----  -----  -----  ------  ------  -----  -----
11.64% -4.91%  15.23%  3.77%  8.39%  5.89%  -4.65%  13.41%  4.17%  8.07%



Best calendar quarter return: 6.47% - quarter ended 3/31/95.


Worst calendar quarter return; -4.89% - quarter ended 3/31/94.



             Average Annual Total Returns--Periods Ended 12/31/02



                                         CLASS C   CLASS D
                                          SINCE     SINCE
                  ONE     FIVE     TEN  INCEPTION INCEPTION
                  YEAR    YEARS   YEARS  5/27/99   2/1/94
                  ----    -----   ----- --------- ---------
Class A
  Return before
   taxes          2.98%   4.19%   5.38%    n/a       n/a
  Return after
   taxes on
   distributions  2.96    4.09    5.17     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    3.53    4.25    5.23     n/a       n/a
Class C           5.02     n/a     n/a    4.29%      n/a
Class D           6.08    4.26     n/a     n/a      4.28%
Lehman Brothers
 Municipal Bond
 Index            9.60    6.06    6.71    6.51(1)   6.03(2)


  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES


           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses
           ------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .10%       1.00%   1.00%
           Other Expenses...............   .25%        .25%    .25%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................   .85%       1.75%   1.75%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.



Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $558       $733       $  924       $1,474
                    Class C       375        646        1,039        2,142
                    Class D       278        551          949        2,062

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $558       $733       $  924       $1,474
                    Class C       276        646        1,039        2,142
                    Class D       178        551          949        2,062

OREGON FUND

INVESTMENT OBJECTIVE
The Oregon Fund seeks to maximize income exempt from regular federal income taxes and from Oregon personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The Oregon Fund uses the following strategies to pursue its investment objective:


The Oregon Fund invests at least 80% of its net assets in Oregon municipal securities rated investment-grade when purchased.



The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Oregon Fund is subject to the following risks:




.. Oregon's economy continues to be affected by the technology, manufacturing, forest products, and agricultural industries, which continue to decline.



PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

OREGON FUND



                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95     96     97     98      99      00      01     02
------  ------  ------  -----  -----  -----  ------  ------  -----  -----
10.90%  -4.56%  14.55%  3.81%  9.05%  6.09%  -3.95%  12.56%  4.38%  8.20%


Best calendar quarter return: 6.15% - quarter ended 3/31/95.


Worst calendar quarter return: -4.48% - quarter ended 3/31/94.



             Average Annual Total Returns--Periods Ended 12/31/02



                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          3.09% 4.30% 5.40%    n/a       n/a
  Return after
   taxes on
   distributions  3.01  4.19  5.27     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    3.57  4.31  5.26     n/a       n/a
Class C           5.14   n/a   n/a    4.36%      n/a
Class D           6.23  4.37   n/a     n/a      4.39%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)


  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES


Shareholder Fees               Class A    Class C Class D
----------------              -------     ------- -------
Maximum Sales Charge (Load)..  4.75%          2%      1%
 Maximum Sales Charge (Load)
   on Purchases (as a % of
   offering price)...........  4.75%/(1)/     1%    none
 Maximum Contingent Deferred
   Sales Charge (Load) (CDSC)
   on Redemptions (as a % of
   original purchase price or
   current net asset value,
   whichever is less)........   none/(1)/     1%      1%

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)
Management Fees..............   .50%        .50%    .50%
Distribution and/or
  Service (12b-1) Fees.......   .10%       1.00%   1.00%
Other Expenses...............   .30%        .30%    .30%
                               -----       -----   -----
Total Annual Fund Operating
  Expenses...................   .90%       1.80%   1.80%
                               =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $562       $748       $  950       $1,530
Class C       380        661        1,065        2,195
Class D       283        566          975        2,116

If you did not sell your shares at the end of each period, your costs would be:

            1 Year     3 Years     5 Years     10 Years
            ------     -------     -------     --------
Class A      $562       $748       $  950       $1,530
Class C       281        661        1,065        2,195
Class D       183        566          975        2,116

PENNSYLVANIA FUND

INVESTMENT OBJECTIVE
The Pennsylvania Fund seeks high income exempt from regular federal income tax and Pennsylvania income taxes consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
The Pennsylvania Fund uses the following investment strategies to pursue its investment objective:


The Pennsylvania Fund invests at least 80% of its net assets in Pennsylvania municipal securities rated investment-grade when purchased. The Fund will ordinarily hold securities with maturities in excess of one year.



The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Pennsylvania Fund is subject to the following risks:



.. Pennsylvania and various of its political subdivisions, including the Philadelphia School District and the cities of Philadelphia, Pittsburgh and Scranton, have, in the past, encountered financial difficulties due to slowdowns in the pace of economic activity and other factors.


PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

PENNSYLVANIA FUND



                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95     96      97     98     99      00       01      02
------  ------  ------  -----  -----  -----  ------  ------   -----  -----
12.91%  -7.03%  18.01%  3.44%  8.70%  6.14%  -5.19%  12.98%   3.81%  9.31%


Best calendar quarter return: 7.59% - quarter ended 3/31/95.


Worst calendar quarter return: -6.40% - quarter ended 3/31/94.



             Average Annual Total Returns--Periods Ended 12/31/02



                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          4.08% 4.21% 5.51%    n/a       n/a
  Return after
   taxes on
   distributions  3.84  4.05  5.19     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    4.20  4.16  5.21     n/a       n/a
Class C           6.40   n/a   n/a    4.44%      n/a
Class D           7.50  4.44   n/a     n/a      4.38%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)


  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges, or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES


           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           Maximum Sales Charge (Load)..  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses
           ------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .25%       1.00%   1.00%
           Other Expenses...............   .50%        .50%    .50%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................  1.25%       2.00%   2.00%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $596       $853       $1,129       $1,915
                    Class C       400        721        1,167        2,404
                    Class D       303        627        1,078        2,327

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $596       $853       $1,129       $1,915
                    Class C       301        721        1,167        2,404
                    Class D       203        627        1,078        2,327

SOUTH CAROLINA FUND

INVESTMENT OBJECTIVE
The South Carolina Fund seeks to maximize income exempt from regular federal income taxes and from South Carolina personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The South Carolina Fund uses the following investment strategies to pursue its investment objective:


The South Carolina Fund invests at least 80% of its net assets in South Carolina municipal securities rated investment- grade when purchased.



The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the South Carolina Fund is subject to the following risks:



.. While South Carolina has not defaulted on its bonded debt since 1879, the State did experience certain budgeting difficulties in recent years through June 30, 1993. These difficulties have not to date impacted the State's ability to pay its indebtedness, but did result in S&P lowering its rating on South Carolina general obligation bonds in 1993. The rating was restored to AAA in 1996.




.. South Carolina had year-end deficits of $87.4 million and $149 million for fiscal year 2001 and fiscal year 2002, respectively. The deficit for fiscal year 2002 exhausted the State's General Reserve Fund. The State is experiencing further revenue shortfalls in fiscal year 2003. The State has sequestered its Capital Reserve Fund for fiscal year 2003. The state has also imposed a 4.5% appropriation reduction and has sequestered an additional 0.5% of expenditures applicable to all state agencies and political subdivisions. As of December 15, 2002, ratings on the State's general obligation bonds had not been revised.



PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table beside the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

SOUTH CAROLINA FUND




                         Class A Annual Total Returns
                                Calendar Years

                                    [CHART]

  93      94      95      96      97   98      99      00      01      02
------  ------  ------  -----  -----  -----  ------  ------  -----  -----
11.71%  -6.70%  17.65%  3.93%  8.72%  5.73%  -5.59%  14.65%  3.80%  7.69%

Best calendar quarter return: 7.23% - quarter ended 3/31/95.


Worst calendar quarter return: -6.18% - quarter ended 3/31/94.



             Average Annual Total Returns--Periods Ended 12/31/02



                                     CLASS C   CLASS D
                                      SINCE     SINCE
                  ONE   FIVE   TEN  INCEPTION INCEPTION
                  YEAR  YEARS YEARS  5/27/99   2/1/94
                  ----  ----- ----- --------- ---------
Class A
  Return before
   taxes          2.52% 4.03% 5.37%    n/a       n/a
  Return after
   taxes on
   distributions  2.46  3.94  5.20     n/a       n/a
  Return after
   taxes on
   distributions
   and sale of
   Fund shares    3.27  4.11  5.22     n/a       n/a
Class C           4.66   n/a   n/a    4.20%      n/a
Class D           5.71  4.13   n/a     n/a      4.25%
Lehman Brothers
 Municipal Bond
 Index            9.60  6.06  6.71    6.51(1)   6.03(2)


  The Lehman Brothers Municipal Bond Index (Lehman Index) is an unmanaged index that does not reflect any fees, sales charges or taxes. The Lehman Index does not reflect state-specific bond market performance.

(1) From 5/31/99.
(2) From 1/31/94.

FEES AND EXPENSES


           Shareholder Fees               Class A    Class C Class D
           ----------------              -------     ------- -------
           .Maximum Sales Charge (Load).  4.75%          2%      1%
            Maximum Sales Charge (Load)
              on Purchases (as a % of
              offering price)...........  4.75%/(1)/     1%    none
            Maximum Contingent Deferred
              Sales Charge (Load) (CDSC)
              on Redemptions (as a % of
              original purchase price or
              current net asset value,
              whichever is less)........   none/(1)/     1%      1%

           Annual Fund Operating Expenses
           ------------------------------
           (as a percentage of average net assets)
           Management Fees..............   .50%        .50%    .50%
           Distribution and/or
             Service (12b-1) Fees.......   .10%       1.00%   1.00%
           Other Expenses...............   .27%        .27%    .27%
                                          -----       -----   -----
           Total Annual Fund Operating
             Expenses...................   .87%       1.77%   1.77%
                                          =====       =====   =====

/(1)/ If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $560       $739       $  934       $1,497
                    Class C       377        652        1,050        2,163
                    Class D       280        557          959        2,084

                    If you did not sell your shares at the end of each period, your costs would be:

                                1 Year     3 Years     5 Years     10 Years
                                ------     -------     -------     --------
                    Class A      $560       $739       $  934       $1,497
                    Class C       278        652        1,050        2,163
                    Class D       180        557          959        2,084

MANAGEMENT OF THE FUNDS
A Board of Directors or Board of Trustees (as applicable) provides broad supervision over the affairs of each Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of each Fund. Seligman manages the investment of each Fund's assets, including making purchases and sales of portfolio securities consistent with each Fund's investment objective and strategies, and administers each Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $11.4 billion in assets as of December 31, 2002. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at December 31, 2002, of approximately $7.5 billion. Seligman, at its discretion, agreed to waive a portion of its fees for the fiscal year ended September 30, 2002 to limit the per annum fee of the California High-Yield Fund and Florida Fund to 0.40% and 0.35%, respectively.


Each Fund pays Seligman a fee for its management services. The fee for each Fund is equal to an annual rate of .50% of each Fund's average daily net assets.


     Affiliates of Seligman:

     Seligman Advisors, Inc.:
     Each Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

     Seligman Services, Inc.:
     A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated financial advisor.

     Seligman Data Corp. (SDC):
     Each Fund's shareholder service agent; provides shareholder account services to the Fund at cost

Portfolio Management


The Funds are managed by the Seligman Municipals Team, which is headed by Mr. Thomas G. Moles. Mr. Moles, a Director and Managing Director of Seligman, has been Vice President and Portfolio Manager of the Funds since their inception. He is also Executive Vice President and Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc., two closed-end investment companies.

Shareholder Information

DECIDING WHICH CLASS OF SHARES TO BUY

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

 . The amount you plan to invest.

 . How long you intend to remain invested in a Fund, or another Seligman mutual fund.

 . If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.

 . Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your authorized dealer or financial advisor will be able to help you decide which Class of shares best meets your needs.

--------------------------------------------------------------------------------
Class A
 . Initial sales charge on Fund purchases, as set forth below:
                                             Sales Charge   Regular Dealer
                         Sales Charge           as a %         Discount
Amount of your              as a %              of Net        as a % of
Investment           of Offering Price/(1)/ Amount Invested Offering Price
----------           ---------------------  --------------- --------------
Less than $ 50,000           4.75%               4.99%           4.25%
$50,000 - $ 99,999           4.00                4.17            3.50
$100,000 - $249,999          3.50                3.63            3.00
$250,000 - $499,999          2.50                2.56            2.25
$500,000 - $999,999          2.00                2.04            1.75
$1,000,000 and
  over/(2)/                  0.00                0.00            0.00
/(1)/ "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
/(2)/ You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.
 . Annual 12b-1 fee (for shareholder services) of up to 0.25%.
 . No initial sales charge on reinvested dividends or capital gain distributions.
 . Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C
 . Initial sales charge on Fund purchases, as set forth below:
                                              Sales Charge   Regular Dealer
                          Sales Charge           as a %         Discount
Amount of your               as a %              of Net        as a % of
Investment            of Offering Price/(1)/ Amount Invested Offering Price
----------            ---------------------  --------------- --------------
Less than $100,000            1.00%               1.01%           1.00%
$100,000 - $249,999           0.50                0.50            0.50
$250,000 - $1,000,000         0.00                0.00            0.00
(1) "Offering Price" is the amount that you actually pay for Fund shares;
    it includes the initial sales charge.

--------------------------------------------------------------------------------
 Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy
 Class A shares.
--------------------------------------------------------------------------------

 . A 1% CDSC on shares sold within eighteen months of purchase.
 . Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.
 . No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.
 . No initial sales charge on reinvested dividends or capital gain distributions.
 . No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D*
 . No initial sales charge on purchases.

 . A 1% CDSC on shares sold within one year of purchase.

 . Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

 . No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

 . No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

   *Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.
--------------------------------------------------------------------------------

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Board of Directors or Trustees, as applicable, believes that no conflict of interest currently exists between a Fund's Class A, Class C and Class D shares. On an ongoing basis, the Directors or Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated
To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of any Fund to buy shares of the same class of shares of any other Seligman mutual fund ("another fund" or "other fund") or when you exchange shares of another fund to buy the same class of shares of a Fund. For the purpose of calculating the CDSC, when you exchange shares of a Fund for the same class of another fund, it will be assumed that you held the shares of the other fund since the date you purchased the shares of that Fund. Similarly, when you exchange shares of another fund for shares of a Fund, it will be assumed that you held the shares of that Fund since the date you originally purchased shares of the other fund.

PRICING OF FUND SHARES

When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors receives your request in good order. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. Purchase or sale orders received by an authorized dealer or your financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and received in good order by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus in "Important Policies That May Affect Your Account." An authorized dealer or your financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.

--------------------------------------------------------------------------------
  NAV:
  Computed separately for each Class of a Fund by dividing that Class's share of the value of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.
--------------------------------------------------------------------------------

If your buy or sell order is received by an authorized dealer or your financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of a Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class C shares and Class D shares will generally be lower than the NAV of Class A shares of a Fund.

Securities owned by a Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Funds' Board of Directors or Trustees, as applicable.

OPENING YOUR ACCOUNT

The Funds' shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy-Class D."

To make your initial investment in a Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

  . Regular (non-retirement) accounts: $1,000
  . For accounts opened concurrently with Invest-A-Check(R):
    $100 to open if you will be making monthly investments
    $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.


If you want to be able to buy, sell, or exchange shares  by  telephone, you should complete an application when you open your  account.  This will prevent you from having to complete a supplemental election form (which may require a signature guarantee) at a later date.

HOW TO BUY ADDITIONAL SHARES
After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent purchases must be for $100 or more.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

           Seligman Data Corp.
           P.O. Box 9766
           Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check.(R) You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that Fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit in shares of a Fund. If you wish to use this service, contact SDC or an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name and Class of shares and be drawn in an amount of $100 or more.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS or any other institution that provides direct deposit. Call SDC for more information.

Seligman Time Horizon Matrix/SM/. (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset allocation strategy around the cost of your future commitments and the time you have to meet them. Contact an authorized dealer or your financial advisor for more information.

Seligman Harvester/SM Patent Pending/. If you are a retiree or nearing retirement, this program is designed to help you establish an investmsent strategy that seeks to meet your income needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses and establishing a prudent withdrawal schedule. Contact an authorized dealer or your financial advisor for more information.

HOW TO EXCHANGE SHARES AMONG THE SELIGMAN MUTUAL FUNDS

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy these Fund shares. Exchanges will be made at each Fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's required minimum initial investment. Before making an exchange, contact an authorized dealer or your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.

HOW TO SELL SHARES

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money. To protect you and a Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; or (3) to be mailed to your financial advisor, then before sending any money a Fund will require:

 . a signed, written redemption request;
 . telephone confirmation; and
 . a signature guarantee.

Confirmations will not affect the date on which your redemption request is actually processed.


  Signature Guarantee:
  Protects you and the Funds from fraud. It guarantees that a signature is genuine. A guarantee must be obtained from an eligible financial institution. Notarization by a notary public is not an acceptable signature guarantee.


You may need to provide additional documents to sell Fund shares if you are:

 . a corporation;
 . an executor or administrator;
 . a trustee or custodian; or
 . in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Contact an authorized dealer or your financial advisor or SDC's Shareholder Services Department for information on selling your Fund shares under any of the above circumstances.

You may also use the following account services to sell Fund shares:


Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class C shares or Class D shares and reinvest your dividends and capital gain distributions, you may annually withdraw 10% of the value of your Fund account (at the time of election) without a CDSC.


Check Redemption Service. If you have at least $25,000 in a Fund, you may ask SDC to provide checks which may be drawn against your account in amounts of $500 or more. You can elect this service on your initial application or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, check redemptions may be subject to a CDSC. If you own Class C or Class D shares, you may use this service only with respect to shares that you have held for at least one year or eighteen months, respectively.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT
To protect you and other shareholders, each Fund reserves the right to:

 . Refuse an exchange request if:

     1.you have exchanged twice from the same fund in any three-month period;

     2.the amount you wish to exchange equals the lesser of $1,000,000 or 1% of a Fund's net assets; or

     3.you, an authorized dealer or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

 . Refuse any request to buy Fund shares;

 . Reject any request received by telephone;

 . Suspend or terminate telephone services;

 . Reject a signature guarantee that SDC believes may be fraudulent;

 . Close your fund account if its value falls below $500, although the Funds generally will not close an account that falls below $500 as a result of a market decline. The Funds will notify you in writing at least 30 days before closing the account;

 . Close your account if it does not have a certified taxpayer identification number.

Telephone Services
You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

 . Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

 . Exchange shares between funds;

 . Change dividend and/or capital gain distribution options;

 . Change your address;

 . Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a signature guarantee).

Restrictions apply to certain types of accounts:

 . Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

 . Corporations may not sell Fund shares by phone;

 . IRAs may only exchange Fund shares or request address changes by phone;

 . Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. A Fund's NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Funds and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege
If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of a Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Each Fund generally declares dividends from its net investment income daily and pays dividends on the 17th of each month. If the 17th day of the month falls on a weekend or on a NYSE holiday, dividends will be paid on the previous business day. The Funds distribute any net capital gains realized on investments annually. It is expected that the Funds' distributions will be primarily income dividends.

--------------------------------------------------------------------------------
Dividend:
A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:
A payment to mutual fund shareholders which represents profits realized on the sale of securities in a Fund's portfolio.

Ex-dividend Date:
The day on which any declared distributions (dividends or capital gains)
are deducted from the Fund's assets before it calculates its NAV.
--------------------------------------------------------------------------------

You may elect to:

(1) reinvest both dividends and capital gain distributions;

(2) receive dividends in cash and reinvest capital gain distributions; or

(3) receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise.

If you want to change your election, you may write SDC at the address listed on the back cover of this Prospectus or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account within 3-4 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends on Class C shares and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions, if any, will be paid in the same amount for each Class.

TAXES


Each Fund intends to pay dividends that are exempt from regular federal income taxes and (except for National Fund) regular personal income taxes in its respective state. A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local tax. If you would like more specific information on the possible tax consequences of investing in a particular Fund, you should read that Fund's Statement of Additional Information.


Dividends paid by the Funds are taxable to you as ordinary income. Any capital gains distributed by a Fund may be taxable, whether you take them in cash or reinvest them to buy additional Fund shares. Capital gains may be taxed at different rates depending on the length of time a Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

Financial Highlights


The tables below are intended to help you understand the financial performance of each Fund's Classes for the past five years or, if less than five years, the period of the Class's operations. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year. Deloitte & Touche LLP, independent auditors, have audited this information. Their reports, along with the Funds' financial statements, are included in each Fund's Annual Report, which is available upon request.


NATIONAL FUND


                                                       CLASS A                                  CLASS C
                                    ---------------------------------------------  -------------------------------
                                                                                         Year ended
                                               Year ended September 30,                 September 30,      5/27/99**
                                    ---------------------------------------------  ----------------------     to
                                      2002     2001     2000     1999      1998     2002    2001    2000    9/30/99
                                    -------  -------  -------  -------   --------  ------  ------  ------  ---------
Per Share Data:*
Net asset value, beginning of
 period............................   $7.98    $7.65    $7.68    $8.32      $8.01   $7.98   $7.65   $7.68    $8.08
                                    -------  -------  -------  -------   --------  ------  ------  ------   ------
Income from investment operations:
 Net investment income (loss)00....    0.37     0.37     0.39     0.39       0.39    0.30    0.30    0.32     0.11
 Net gains or losses on
  securities (both realized
  and unrealized)00................    0.06     0.33    (0.03)   (0.64)      0.31    0.06    0.33   (0.03)   (0.40)
                                    -------  -------  -------  -------   --------  ------  ------  ------   ------
Total from investment operations...    0.43     0.70     0.36    (0.25)      0.70    0.36    0.63    0.29    (0.29)
                                    -------  -------  -------  -------   --------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment
  income...........................   (0.36)   (0.37)   (0.39)   (0.39)     (0.39)  (0.29)  (0.30)  (0.32)   (0.11)
 Distributions from capital gains..      --       --       --       --         --      --      --      --       --
                                    -------  -------  -------  -------   --------  ------  ------  ------   ------
Total distributions................   (0.36)   (0.37)   (0.39)   (0.39)     (0.39)  (0.29)  (0.30)  (0.32)   (0.11)
                                    -------  -------  -------  -------   --------  ------  ------  ------   ------
Net asset value, end of period.....   $8.05    $7.98    $7.65    $7.68      $8.32   $8.05   $7.98   $7.65    $7.68
                                    =======  =======  =======  =======   ========  ======  ======  ======   ======
Total Return:                          5.62%    9.36%    4.88%   (3.11)%     9.00%   4.67%   8.38%   3.94%   (3.38)%

Ratios/Supplemental Data:
Net assets, end of period (in
 thousands)........................ $89,243  $89,117  $87,583  $90,296   $101,909  $5,903  $3,029  $1,056     $115
Ratio of expenses to average net
 assets............................   0.89%    0.91%    0.87%    0.83%      0.80%   1.79%   1.81%   1.77%    1.74%+
Ratio of net income (loss) to
 average net assets00..............   4.64%    4.74%    5.18%    4.83%      4.82%   3.74%   3.84%   4.28%    4.10%+
Portfolio turnover rate............   6.97%   20.58%    6.54%   13.37%     18.00%   6.97%  20.58%   6.54%   13.37%++


                                                    CLASS D
                                    ---------------------------------------

                                            Year ended September 30,
                                    ---------------------------------------
                                     2002    2001    2000     1999    1998
                                    ------  ------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of
 period............................  $7.98   $7.65   $7.68   $8.31    $8.02
                                    ------  ------  ------  ------   ------
Income from investment operations:
 Net investment income (loss)00....   0.30    0.30    0.32    0.32     0.32
 Net gains or losses on
  securities (both realized
  and unrealized)00................   0.06    0.33   (0.03)  (0.63)    0.29
                                    ------  ------  ------  ------   ------
Total from investment operations...   0.36    0.63    0.29   (0.31)    0.61
                                    ------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment
  income...........................  (0.29)  (0.30)  (0.32)  (0.32)   (0.32)
 Distributions from capital gains..     --      --      --      --       --
                                    ------  ------  ------  ------   ------
Total distributions................  (0.29)  (0.30)  (0.32)  (0.32)   (0.32)
                                    ------  ------  ------  ------   ------
Net asset value, end of period.....  $8.05   $7.98   $7.65   $7.68    $8.31
                                    ======  ======  ======  ======   ======
Total Return:                         4.67%   8.38%   3.94%  (3.85)%   7.76%

Ratios/Supplemental Data:
Net assets, end of period (in
 thousands)........................ $4,059  $3,547  $3,839  $8,079   $7,392
Ratio of expenses to average net
 assets............................  1.79%   1.81%   1.77%   1.73%    1.71%
Ratio of net income (loss) to
 average net assets00..............  3.74%   3.84%   4.28%   3.93%    3.91%
Portfolio turnover rate............  6.97%  20.58%   6.54%  13.37%   18.00%

--------------

See footnotes on page 68.

CALIFORNIA HIGH-YIELD FUND



                                      CLASS A                                 CLASS C
                   --------------------------------------------  -------------------------------
                                                                       Year ended
                             Year ended September 30,                 September 30,      5/27/99**
                   --------------------------------------------  ----------------------     to
                     2002     2001     2000     1999      1998    2002    2001    2000    9/30/99
                   -------  -------  -------  -------   -------  ------  ------  ------  ---------
Per Share
Data:*
Net asset
 value,
 beginning of
 period...........   $6.63    $6.33    $6.28    $6.80     $6.61   $6.64   $6.34   $6.29    $6.62
                   -------  -------  -------  -------   -------  ------  ------  ------   ------
Income from
 investment
 operations:
 Net
  investment
  income
  (loss)..........    0.29     0.30     0.32     0.31      0.32    0.23    0.25    0.27     0.09
 Net gains or
  losses on
  securities
  (both
  realized and
  unrealized).....    0.13     0.30     0.13    (0.50)     0.22    0.13    0.30    0.13    (0.33)
                   -------  -------  -------  -------   -------  ------  ------  ------   ------
Total from
 investment
 operations.......    0.42     0.60     0.45    (0.19)     0.54    0.36    0.55    0.40    (0.24)
                   -------  -------  -------  -------   -------  ------  ------  ------   ------
Less
 distributions:
 Dividends
  from
  net investment
  income..........   (0.29)   (0.30)   (0.32)   (0.31)    (0.32)  (0.23)  (0.25)  (0.27)   (0.09)
 Distributions
  from capital
  gains...........   (0.02)      --    (0.08)   (0.02)    (0.03)  (0.02)     --   (0.08)      --
                   -------  -------  -------  -------   -------  ------  ------  ------   ------
Total
 distributions....   (0.31)   (0.30)   (0.40)   (0.33)    (0.35)  (0.25)  (0.25)  (0.35)   (0.09)
                   -------  -------  -------  -------   -------  ------  ------  ------   ------
Net asset
 value, end of
 period...........   $6.74    $6.63    $6.33    $6.28     $6.80   $6.75   $6.64   $6.34    $6.29
                   =======  =======  =======  =======   =======  ======  ======  ======   ======
Total Return:         6.50%    9.74%    7.49%   (2.82)%    8.45%   5.57%   8.74%   6.53%   (3.79)%

Ratios/Supplemental Data:
Net assets,
 end of
 period (in
 thousands)....... $51,011  $50,239  $47,915  $57,807   $58,374  $3,457  $3,293  $1,546   $1,041
Ratio of
 expenses to
 average net
 assets...........   0.84%    0.70%    0.71%    0.84%     0.82%   1.74%   1.60%   1.61%    1.72%+
Ratio of net
 income (loss)
 to average
 net assets00.....   4.41%    4.69%    5.23%    4.71%     4.81%   3.51%   3.79%   4.33%    3.95%+
Portfolio
 turnover rate....  11.72%    2.95%    5.20%   27.61%    10.75%  11.72%   2.95%   5.20%   27.61%++
Without
 expense
 reimbursement:***
Ratio of
 expenses to
 average net
 assets...........   0.94%    0.95%    0.91%                      1.84%   1.85%   1.81%
Ratio of net
 income (loss)
 to average
 net assetsoo/
 /................   4.31%    4.44%    5.04%                      3.41%   3.54%+  4.13%


                                    CLASS D
                    ---------------------------------------

                            Year ended September 30,
                    ---------------------------------------
                     2002    2001    2000     1999    1998
                    ------  ------  ------  ------   ------
Per Share
Data:*
Net asset
 value,
 beginning of
 period...........   $6.64   $6.34   $6.29   $6.80    $6.61
                    ------  ------  ------  ------   ------
Income from
 investment
 operations:
 Net
  investment
  income
  (loss)..........    0.23    0.25    0.27    0.25     0.26
 Net gains or
  losses on
  securities
  (both
  realized and
  unrealized).....    0.13    0.30    0.13   (0.49)    0.22
                    ------  ------  ------  ------   ------
Total from
 investment
 operations.......    0.36    0.55    0.40   (0.24)    0.48
                    ------  ------  ------  ------   ------
Less
 distributions:
 Dividends
  from
  net investment
  income..........   (0.23)  (0.25)  (0.27)  (0.25)   (0.26)
 Distributions
  from capital
  gains...........   (0.02)     --   (0.08)  (0.02)   (0.03)
                    ------  ------  ------  ------   ------
Total
 distributions....   (0.25)  (0.25)  (0.35)  (0.27)   (0.29)
                    ------  ------  ------  ------   ------
Net asset
 value, end of
 period...........   $6.75   $6.64   $6.34   $6.29    $6.80
                    ======  ======  ======  ======   ======
Total Return:         5.57%   8.74%   6.53%  (3.54)%   7.47%

Ratios/Supplemental Data:
Net assets,
 end of
 period (in
 thousands).......  $5,419  $5,938  $5,880  $7,658   $6,393
Ratio of
 expenses to
 average net
 assets...........   1.74%   1.60%   1.61%   1.74%    1.73%
Ratio of net
 income (loss)
 to average
 net assets00.....   3.51%   3.79%   4.33%   3.81%    3.90%
Portfolio
 turnover rate....  11.72%   2.95%   5.20%  27.61%   10.75%
Without
 expense
 reimbursement:***
Ratio of
 expenses to
 average net
 assets...........   1.84%   1.85%   1.81%
Ratio of net
 income (loss)
 to average
 net assetsoo/
 /................   3.41%   3.54%   4.13%

--------------

See footnotes on page 68.

CALIFORNIA QUALITY FUND



                                    CLASS A                                CLASS C
                 --------------------------------------------  ------------------------------
                                                                     Year ended
                           Year ended September 30,                September 30,      5/27/99**
                 --------------------------------------------  ---------------------     to
                   2002     2001     2000     1999      1998    2002    2001    2000   9/30/99
                 -------  -------  -------  -------   -------  ------  ------  -----  ---------
Per Share
Data:*
Net asset
 value,
 beginning of
 period.........   $6.90    $6.53    $6.42    $7.21     $6.99   $6.88   $6.51  $6.40    $6.75
                 -------  -------  -------  -------   -------  ------  ------  -----   ------
Income from
 investment
 operations:
 Net
  investment
  income
  (loss)........    0.29     0.30     0.30     0.31      0.33    0.23    0.24   0.25     0.09
 Net gains or
  losses on
  securities
  (both
  realized and
  unrealized)...    0.20     0.39     0.18    (0.56)     0.25    0.18    0.39   0.18    (0.35)
                 -------  -------  -------  -------   -------  ------  ------  -----   ------
Total from
 investment
 operations.....    0.49     0.69     0.48    (0.25)     0.58    0.41    0.63   0.43    (0.26)
                 -------  -------  -------  -------   -------  ------  ------  -----   ------
Less
 distributions:
 Dividends
  from
  net investment
  income........   (0.29)   (0.30)   (0.30)   (0.31)    (0.33)  (0.22)  (0.24) (0.25)   (0.09)
 Distributions
  from capital
  gains.........   (0.06)   (0.02)   (0.07)   (0.23)    (0.03)  (0.06)  (0.02) (0.07)      --
                 -------  -------  -------  -------   -------  ------  ------  -----   ------
Total
 distributions..   (0.35)   (0.32)   (0.37)   (0.54)    (0.36)  (0.28)  (0.26) (0.32)   (0.09)
                 -------  -------  -------  -------   -------  ------  ------  -----   ------
Net asset
 value, end of
 period.........   $7.04    $6.90    $6.53    $6.42     $7.21   $7.01   $6.88  $6.51    $6.40
                 =======  =======  =======  =======   =======  ======  ======  =====   ======
Total Return:       7.29%   10.72%    7.95%   (3.68)%    8.67%   6.20%   9.81%  7.00%   (4.04)%

Ratios/Supplemental Data:
Net assets,
 end of
 period (in
 thousands)..... $74,713  $74,585  $70,905  $74,793   $87,522  $5,067  $1,952   $204      $10
Ratio of
 expenses to
 average net
 assets.........   0.87%    0.87%    0.87%    0.82%     0.77%   1.77%   1.77%  1.77%    1.72%+
Ratio of net
 income (loss)
 to average
 net assets00...   4.23%    4.42%    4.83%    4.56%     4.75%   3.33%   3.52%  3.93%    3.80%+
Portfolio
 turnover rate..   6.40%   19.83%    1.33%   20.24%    30.82%   6.40%  19.83%  1.33%   20.24%++


                                          CLASS D
                          --------------------------------------

                                  Year ended September 30,
                          --------------------------------------
                           2002    2001    2000     1999   1998
                          ------  ------  ------  ------  ------
Per Share
Data:*
Net asset
 value,
 beginning of
 period.........           $6.88   $6.51   $6.40   $7.19   $6.97
                          ------  ------  ------  ------  ------
Income from
 investment
 operations:
 Net
  investment
  income
  (loss)........            0.23    0.24    0.25    0.25    0.27
 Net gains or
  losses on
  securities
  (both
  realized and
  unrealized)...            0.18    0.39    0.18   (0.56)   0.25
                          ------  ------  ------  ------  ------
Total from
 investment
 operations.....            0.41    0.63    0.43   (0.31)   0.52
                          ------  ------  ------  ------  ------
Less
 distributions:
 Dividends
  from
  net investment
  income........           (0.22)  (0.24)  (0.25)  (0.25)  (0.27)
 Distributions
  from capital
  gains.........           (0.06)  (0.02)  (0.07)  (0.23)  (0.03)
                          ------  ------  ------  ------  ------
Total
 distributions..           (0.28)  (0.26)  (0.32)  (0.48)  (0.30)
                          ------  ------  ------  ------  ------
Net asset
 value, end of
 period.........           $7.01   $6.88   $6.51   $6.40   $7.19
                          ======  ======  ======  ======  ======
Total Return:               6.20%   9.81%   7.00%  (4.58)%  7.71%

Ratios/Supplemental Data:
Net assets,
 end of
 period (in
 thousands).....          $1,956  $3,344  $3,666  $4,286   $2,302
Ratio of
 expenses to
 average net
 assets.........           1.77%   1.77%   1.77%   1.72%    1.68%
Ratio of net
 income (loss)
 to average
 net assets00...           3.33%   3.52%   3.93%   3.66%    3.84%
Portfolio
 turnover rate..           6.40%  19.83%   1.33%  20.24%   30.82%

--------------

See footnotes on page 68.

COLORADO FUND



                                                                        CLASS A                                CLASS C
                                                     --------------------------------------------  -----------------------------
                                                                                                        Year ended
                                                               Year ended September 30,                September 30,     5/27/99**
                                                     --------------------------------------------  --------------------     to
                                                       2002     2001     2000     1999      1998    2002   2001    2000   9/30/99
                                                     -------  -------  -------  -------   -------  -----  ------  -----  ---------
Per Share Data:*
Net asset value, beginning of period................   $7.47    $7.02    $7.10    $7.64     $7.42  $7.46   $7.02  $7.09    $7.47
                                                     -------  -------  -------  -------   -------  -----  ------  -----    -----
Income from investment operations:
 Net investment income (loss).......................    0.32     0.34     0.35     0.34      0.36   0.25    0.28   0.28     0.10
 Net gains or losses on securities
  (both realized and unrealized)....................    0.23     0.45    (0.03)   (0.54)     0.22   0.23    0.44  (0.02)   (0.38)
                                                     -------  -------  -------  -------   -------  -----  ------  -----    -----
Total from investment operations....................    0.55     0.79     0.32    (0.20)     0.58   0.48    0.72   0.26    (0.28)
                                                     -------  -------  -------  -------   -------  -----  ------  -----    -----
Less distributions:
 Dividends from net investment income...............   (0.32)   (0.34)   (0.35)   (0.34)    (0.36) (0.25)  (0.28) (0.28)   (0.10)
 Distributions from capital gains...................   (0.01)      --    (0.05)      --        --  (0.01)     --  (0.05)      --
                                                     -------  -------  -------  -------   -------  -----  ------  -----    -----
Total distributions.................................   (0.33)   (0.34)   (0.40)   (0.34)    (0.36) (0.26)  (0.28) (0.33)   (0.10)
                                                     -------  -------  -------  -------   -------  -----  ------  -----    -----
Net asset value, end of period......................   $7.69    $7.47    $7.02    $7.10     $7.64  $7.68   $7.46  $7.02    $7.09
                                                     =======  =======  =======  =======   =======  =====  ======  =====    =====
Total Return:                                           7.60%   11.44%    4.64%   (2.67)%    8.03%  6.59%  10.39%  3.86%   (3.93)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)............ $39,155  $37,429  $37,358  $44,649   $45,583   $169     $96    $76      $60
Ratio of expenses to average net assets.............   0.96%    0.94%    0.91%    0.87%     0.90%  1.86%   1.84%  1.81%    1.73%+
Ratio of net income (loss) to average net assets00..   4.31%    4.63%    4.99%    4.60%     4.80%  3.41%   3.73%  4.09%    3.85%+
Portfolio turnover rate.............................   9.45%   11.31%    8.81%    7.91%    28.66%  9.45%  11.31%  8.81%    7.91%++


                                                                    CLASS D
                                                     ------------------------------------

                                                           Year ended September 30,
                                                     ------------------------------------
                                                      2002   2001    2000   1999    1998
                                                     -----  ------  -----  -----   ------
Per Share Data:*
Net asset value, beginning of period................ $7.46   $7.02  $7.09  $7.63    $7.42
                                                     -----  ------  -----  -----   ------
Income from investment operations:
 Net investment income (loss).......................  0.25    0.28   0.28   0.28     0.29
 Net gains or losses on securities
  (both realized and unrealized)....................  0.23    0.44  (0.02) (0.54)    0.21
                                                     -----  ------  -----  -----   ------
Total from investment operations....................  0.48    0.72   0.26  (0.26)    0.50
                                                     -----  ------  -----  -----   ------
Less distributions:
 Dividends from net investment income............... (0.25)  (0.28) (0.28) (0.28)   (0.29)
 Distributions from capital gains................... (0.01)     --  (0.05)    --       --
                                                     -----  ------  -----  -----   ------
Total distributions................................. (0.26)  (0.28) (0.33) (0.28)   (0.29)
                                                     -----  ------  -----  -----   ------
Net asset value, end of period...................... $7.68   $7.46  $7.02  $7.09    $7.63
                                                     =====  ======  =====  =====   ======
Total Return:                                         6.59%  10.39%  3.86% (3.57)%   6.90%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)............  $461    $609   $505   $917     $344
Ratio of expenses to average net assets............. 1.86%   1.84%  1.81%  1.77%    1.80%
Ratio of net income (loss) to average net assets00.. 3.41%   3.73%  4.09%  3.70%    3.90%
Portfolio turnover rate............................. 9.45%  11.31%  8.81%  7.91%   28.66%

--------------

See footnotes on page 68.

FLORIDA FUND



                                                                        CLASS A                                  CLASS C
                                                     --------------------------------------------  ---------------------------------
                                                                                                         Year ended
                                                               Year ended September 30,                 September 30,      5/27/99**
                                                     --------------------------------------------  ----------------------     to
                                                       2002     2001     2000     1999      1998    2002    2001    2000    9/30/99
                                                     -------  -------  -------  -------   -------  ------  ------  ------  ---------
Per Share Data:*
Net asset value, beginning of period................   $7.88    $7.48    $7.41    $8.07     $7.80   $7.90   $7.50   $7.43    $7.83
                                                     -------  -------  -------  -------   -------  ------  ------  ------   ------
Income from investment operations:
 Net investment income (loss).......................    0.34     0.36     0.37     0.34      0.35    0.29    0.31    0.32     0.10
 Net gains or losses on securities (both realized
  and unrealized)...................................    0.20     0.43     0.11    (0.61)     0.34    0.19    0.43    0.11    (0.40)
                                                     -------  -------  -------  -------   -------  ------  ------  ------   ------
Total from investment operations....................    0.54     0.79     0.48    (0.27)     0.69    0.48    0.74    0.43    (0.30)
                                                     -------  -------  -------  -------   -------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment income...............   (0.34)   (0.36)   (0.37)   (0.34)    (0.35)  (0.28)  (0.31)  (0.32)   (0.10)
 Distributions from capital gains...................      --    (0.03)   (0.04)   (0.05)    (0.07)     --   (0.03)  (0.04)      --
                                                     -------  -------  -------  -------   -------  ------  ------  ------   ------
Total distributions.................................   (0.34)   (0.39)   (0.41)   (0.39)    (0.42)  (0.28)  (0.34)  (0.36)   (0.10)
                                                     -------  -------  -------  -------   -------  ------  ------  ------   ------
Net asset value, end of period......................   $8.08    $7.88    $7.48    $7.41     $8.07   $8.10   $7.90   $7.50    $7.43
                                                     =======  =======  =======  =======   =======  ======  ======  ======   ======
Total Return:                                           7.08%   10.78%    6.78%   (3.42)%    9.16%   6.26%   9.97%   5.98%   (3.96)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)............ $37,513  $36,695  $34,949  $37,606   $42,464  $3,839  $2,274    $699     $254
Ratio of expenses to average net assets.............   0.94%    0.70%    0.72%    1.03%     1.00%   1.69%   1.45%   1.47%    1.78%+
Ratio of net income (loss) to average net assets00..   4.37%    4.70%    5.08%    4.38%     4.45%   3.62%   3.95%   4.33%    3.82%+
Portfolio turnover rate.............................  10.19%    9.57%   12.68%   18.31%     6.73%  10.19%   9.57%  12.68%   18.31%++
Without expense reimbursement:***
Ratio of expenses to average net assets.............   1.09%    1.08%    1.09%                      1.84%   1.83%   1.84%
Ratio of net income (loss) to average net
 assetsoo/ /........................................   4.22%    4.32%    4.71%                      3.47%   3.57%   3.96%


                                                                     CLASS D
                                                      ---------------------------------------

                                                              Year ended September 30,
                                                      ---------------------------------------
                                                       2002    2001    2000     1999    1998
                                                      ------  ------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of period..............     $7.90   $7.50   $7.43   $8.08    $7.81
                                                      ------  ------  ------  ------   ------
Income from investment operations:
 Net investment income (loss).....................      0.29    0.31    0.32    0.28     0.29
 Net gains or losses on securities (both realized
  and unrealized).................................      0.19    0.43    0.11   (0.60)    0.34
                                                      ------  ------  ------  ------   ------
Total from investment operations..................      0.48    0.74    0.43   (0.32)    0.63
                                                      ------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment income.............     (0.28)  (0.31)  (0.32)  (0.28)   (0.29)
 Distributions from capital gains.................        --   (0.03)  (0.04)  (0.05)   (0.07)
                                                      ------  ------  ------  ------   ------
Total distributions...............................     (0.28)  (0.34)  (0.36)  (0.33)   (0.36)
                                                      ------  ------  ------  ------   ------
Net asset value, end of period....................     $8.10   $7.90   $7.50   $7.43    $8.08
                                                      ======  ======  ======  ======   ======
Total Return:                                           6.26%   9.97%   5.98%  (4.01)%   8.32%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)..........    $1,904  $1,811  $1,463  $1,843   $1,940
Ratio of expenses to average net assets...........     1.69%   1.45%   1.47%   1.78%    1.77%
Ratio of net income (loss) to average net assets00     3.62%   3.95%   4.33%   3.63%    3.68%
Portfolio turnover rate...........................    10.19%   9.57%  12.68%  18.31%    6.73%
Without expense reimbursement:***
Ratio of expenses to average net assets...........     1.84%   1.83%   1.84%
Ratio of net income (loss) to average net
 assetsoo/ /......................................     3.47%   3.57%   3.96%

--------------

See footnotes on page 68.

GEORGIA FUND



                                                                          CLASS A                                CLASS C
                                                       --------------------------------------------  -------------------------------
                                                                                                          Year ended
                                                                 Year ended September 30,                September 30,     5/27/99**
                                                       --------------------------------------------  --------------------     to
                                                         2002     2001     2000     1999      1998    2002    2001   2000   9/30/99
                                                       -------  -------  -------  -------   -------  ------  -----  -----  ---------
Per Share Data:*
Net asset value, beginning of period..................   $7.89    $7.64    $7.75    $8.38     $8.12   $7.91  $7.66  $7.76    $8.17
                                                       -------  -------  -------  -------   -------  ------  -----  -----   ------
Income from investment operations:
 Net investment income (loss).........................    0.35     0.36     0.37     0.37      0.38    0.28   0.29   0.30     0.11
 Net gains or losses on securities (both realized and
  unrealized).........................................    0.22     0.29     0.06    (0.58)     0.29    0.22   0.29   0.07    (0.41)
                                                       -------  -------  -------  -------   -------  ------  -----  -----   ------
Total from investment operations......................    0.57     0.65     0.43    (0.21)     0.67    0.50   0.58   0.37    (0.30)
                                                       -------  -------  -------  -------   -------  ------  -----  -----   ------
Less distributions:
 Dividends from net investment income.................   (0.35)   (0.36)   (0.37)   (0.37)    (0.38)  (0.28) (0.29) (0.30)   (0.11)
 Distributions from capital gains.....................   (0.01)   (0.04)   (0.17)   (0.05)    (0.03)  (0.01) (0.04) (0.17)      --
                                                       -------  -------  -------  -------   -------  ------  -----  -----   ------
Total distributions...................................   (0.36)   (0.40)   (0.54)   (0.42)    (0.41)  (0.29) (0.33) (0.47)   (0.11)
                                                       -------  -------  -------  -------   -------  ------  -----  -----   ------
Net asset value, end of period........................   $8.10    $7.89    $7.64    $7.75     $8.38   $8.12  $7.91  $7.66    $7.76
                                                       =======  =======  =======  =======   =======  ======  =====  =====   ======
Total Return:                                             7.47%    8.68%    5.95%   (2.63)%    8.44%   6.49%  7.71%  5.15%   (3.84)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands).............. $38,306  $38,355  $37,423  $42,692   $48,424    $600   $383   $246     $176
Ratio of expenses to average net assets...............   0.89%    0.95%    0.91%    0.87%     0.89%   1.79%  1.85%  1.81%    1.74%+
Ratio of net income (loss) to average net assets00....   4.44%    4.56%    4.96%    4.59%     4.57%   3.54%  3.66%  4.06%    3.89%+
Portfolio turnover rate...............................  13.66%       --    9.57%   23.93%     2.92%  13.66%     --  9.57%   23.93%++


                                                                        CLASS D
                                                        ---------------------------------------

                                                                Year ended September 30,
                                                        ---------------------------------------
                                                         2002    2001    2000     1999    1998
                                                        ------  ------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of period...................  $7.91   $7.66   $7.76   $8.40    $8.13
                                                        ------  ------  ------  ------   ------
Income from investment operations:
 Net investment income (loss)..........................   0.28    0.29    0.30    0.30     0.30
 Net gains or losses on securities (both realized and
  unrealized)..........................................   0.22    0.29    0.07   (0.59)    0.30
                                                        ------  ------  ------  ------   ------
Total from investment operations.......................   0.50    0.58    0.37   (0.29)    0.60
                                                        ------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment income..................  (0.28)  (0.29)  (0.30)  (0.30)   (0.30)
 Distributions from capital gains......................  (0.01)  (0.04)  (0.17)  (0.05)   (0.03)
                                                        ------  ------  ------  ------   ------
Total distributions....................................  (0.29)  (0.33)  (0.47)  (0.35)   (0.33)
                                                        ------  ------  ------  ------   ------
Net asset value, end of period.........................  $8.12   $7.91   $7.66   $7.76    $8.40
                                                        ======  ======  ======  ======   ======
Total Return:                                             6.49%   7.71%   5.15%  (3.61)%   7.59%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)............... $2,010  $1,991  $2,129  $2,318   $2,809
Ratio of expenses to average net assets................  1.79%   1.85%   1.81%   1.77%    1.80%
Ratio of net income (loss) to average net assets00.....  3.54%   3.66%   4.06%   3.69%    3.66%
Portfolio turnover rate................................ 13.66%      --   9.57%  23.93%    2.92%

--------------

See footnotes on page 68.

LOUISIANA FUND



                                                                          CLASS A                                 CLASS C
                                                       --------------------------------------------  -------------------------------
                                                                                                          Year ended
                                                                 Year ended September 30,                September 30,     5/27/99**
                                                       --------------------------------------------  --------------------     to
                                                         2002     2001     2000     1999      1998    2002    2001   2000   9/30/99
                                                       -------  -------  -------  -------   -------  ------  -----  -----  ---------
Per Share Data:*
Net asset value, beginning of period..................   $8.15    $7.80    $7.81    $8.51     $8.28   $8.15  $7.80  $7.80    $8.19
                                                       -------  -------  -------  -------   -------  ------  -----  -----    -----
Income from investment operations:
 Net investment income (loss)00.......................    0.37     0.38     0.39     0.39      0.41    0.30   0.30   0.32     0.11
 Net gains or losses on securities (both realized and
  unrealized)00.......................................    0.26     0.37     0.04    (0.59)     0.24    0.25   0.37   0.05    (0.39)
                                                       -------  -------  -------  -------   -------  ------  -----  -----    -----
Total from investment operations......................    0.63     0.75     0.43    (0.20)     0.65    0.55   0.67   0.37    (0.28)
                                                       -------  -------  -------  -------   -------  ------  -----  -----    -----
Less distributions:
 Dividends from net investment income.................   (0.37)   (0.38)   (0.39)   (0.39)    (0.41)  (0.29) (0.30) (0.32)   (0.11)
 Distributions from capital gains.....................      --    (0.02)   (0.05)   (0.11)    (0.01)     --  (0.02) (0.05)      --
                                                       -------  -------  -------  -------   -------  ------  -----  -----    -----
Total distributions...................................   (0.37)   (0.40)   (0.44)   (0.50)    (0.42)  (0.29) (0.32) (0.37)   (0.11)
                                                       -------  -------  -------  -------   -------  ------  -----  -----    -----
Net asset value, end of period........................   $8.41    $8.15    $7.80    $7.81     $8.51   $8.41  $8.15  $7.80    $7.80
                                                       =======  =======  =======  =======   =======  ======  =====  =====    =====
Total Return:                                             7.94%    9.77%    5.70%   (2.44)%    8.08%   6.98%  8.78%  4.88%   (3.55)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands).............. $49,356  $49,267  $47,099  $51,543   $56,308    $769   $873   $581      $--
Ratio of expenses to average net assets...............   0.87%    0.89%    0.88%    0.84%     0.88%   1.77%  1.79%  1.78%    1.71%+
Ratio of net income (loss) to average net assets00....   4.56%    4.71%    5.10%    4.76%     4.86%   3.66%  3.81%  4.20%    4.00%+
Portfolio turnover rate...............................  11.19%    4.99%       --    8.67%    15.72%  11.19%  4.99%     --    8.67%++


                                                                       CLASS D
                                                        ------------------------------------

                                                               Year ended September 30,
                                                         ------------------------------------
                                                          2002    2001   2000   1999    1998
                                                         ------  -----  -----  -----   ------
Per Share Data:*
Net asset value, beginning of period...................   $8.15  $7.80  $7.80  $8.50    $8.27
                                                         ------  -----  -----  -----   ------
Income from investment operations:
 Net investment income (loss)00........................    0.30   0.30   0.32   0.32     0.33
 Net gains or losses on securities (both realized and
  unrealized)00........................................    0.25   0.37   0.05  (0.59)    0.24
                                                         ------  -----  -----  -----   ------
Total from investment operations.......................    0.55   0.67   0.37  (0.27)    0.57
                                                         ------  -----  -----  -----   ------
Less distributions:
 Dividends from net investment income..................   (0.29) (0.30) (0.32) (0.32)   (0.33)
 Distributions from capital gains......................      --  (0.02) (0.05) (0.11)   (0.01)
                                                         ------  -----  -----  -----   ------
Total distributions....................................   (0.29) (0.32) (0.37) (0.43)   (0.34)
                                                         ------  -----  -----  -----   ------
Net asset value, end of period.........................   $8.41  $8.15  $7.80  $7.80    $8.50
                                                         ======  =====  =====  =====   ======
Total Return:                                              6.98%  8.78%  4.88% (3.33)%   7.11%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)...............  $1,123   $970   $721   $908     $837
Ratio of expenses to average net assets................   1.77%  1.79%  1.78%  1.74%    1.78%
Ratio of net income (loss) to average net assets00.....   3.66%  3.81%  4.20%  3.86%    3.96%
Portfolio turnover rate................................  11.19%  4.99%     --  8.67%   15.72%

--------------

See footnotes on page 68.

MARYLAND FUND



                                                         CLASS A                                CLASS C
                                      --------------------------------------------  -----------------------------
                                                                                         Year ended
                                                Year ended September 30,                September 30,     5/27/99**
                                      --------------------------------------------  --------------------     to
                                        2002     2001     2000     1999      1998    2002    2001   2000   9/30/99
                                      -------  -------  -------  -------   -------  ------  -----  -----  ---------
Per Share Data:*
Net asset value,
beginning of period..................   $8.08    $7.79    $7.79    $8.32     $8.14   $8.09  $7.80  $7.80    $8.13
                                      -------  -------  -------  -------   -------  ------  -----  -----    -----
Income from investment
 operations:
 Net investment income
  (loss)00...........................    0.36     0.39     0.39     0.39      0.40    0.29   0.32   0.32     0.11
 Net gains or losses on
  securities
  (both realized and
  unrealized)00......................    0.22     0.29       --    (0.50)     0.23    0.23   0.29     --    (0.33)
                                      -------  -------  -------  -------   -------  ------  -----  -----    -----
Total from investment
 operations..........................    0.58     0.68     0.39    (0.11)     0.63    0.52   0.61   0.32    (0.22)
                                      -------  -------  -------  -------   -------  ------  -----  -----    -----
Less distributions:
 Dividends from net
  investment income..................   (0.36)   (0.39)   (0.39)   (0.39)    (0.40)  (0.29) (0.32) (0.32)   (0.11)
 Distributions from capital
  gains..............................   (0.03)      --       --    (0.03)    (0.05)  (0.03)    --     --       --
                                      -------  -------  -------  -------   -------  ------  -----  -----    -----
Total distributions..................   (0.39)   (0.39)   (0.39)   (0.42)    (0.45)  (0.32) (0.32) (0.32)   (0.11)
                                      -------  -------  -------  -------   -------  ------  -----  -----    -----
Net asset value, end of period.......   $8.27    $8.08    $7.79    $7.79     $8.32   $8.29  $8.09  $7.80    $7.80
                                      =======  =======  =======  =======   =======  ======  =====  =====    =====
Total Return:                            7.33%    8.83%    5.26%   (1.45)%    7.89%   6.49%  7.86%  4.32%   (2.83)%

Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)...................... $47,787  $46,234  $48,042  $49,523   $54,891    $480   $417   $161      $75
Ratio of expenses to
 average net assets..................   0.90%    0.91%    0.91%    0.87%     0.89%   1.80%  1.81%  1.81%    1.75%+
Ratio of net income (loss)
 to average net assets00.............   4.47%    4.82%    5.10%    4.77%     4.82%   3.57%  3.92%  4.20%    4.04%+
Portfolio turnover rate..............  19.30%       --    9.76%    1.80%     7.59%  19.30%     --  9.76%    1.80%++


                                                        CLASS D
                                       ----------------------------------------

                                                Year ended September 30,
                                       ----------------------------------------
                                        2002     2001    2000     1999    1998
                                       ------   ------  ------  ------   ------
Per Share Data:*
Net asset value,
beginning of period..................   $8.09    $7.80   $7.80   $8.33    $8.15
                                       ------   ------  ------  ------   ------
Income from investment
 operations:
 Net investment income
  (loss)00...........................    0.29     0.32    0.32    0.31     0.32
 Net gains or losses on
  securities
  (both realized and
  unrealized)00......................    0.23     0.29      --   (0.50)    0.23
                                       ------   ------  ------  ------   ------
Total from investment
 operations..........................    0.52     0.61    0.32   (0.19)    0.55
                                       ------   ------  ------  ------   ------
Less distributions:
 Dividends from net
  investment income..................   (0.29)   (0.32)  (0.32)  (0.31)   (0.32)
 Distributions from capital
  gains..............................   (0.03)      --      --   (0.03)   (0.05)
                                       ------   ------  ------  ------   ------
Total distributions..................   (0.32)   (0.32)  (0.32)  (0.34)   (0.37)
                                       ------   ------  ------  ------   ------
Net asset value, end of period.......   $8.29    $8.09   $7.80   $7.80    $8.33
                                       ======   ======  ======  ======   ======
Total Return:                            6.49%    7.86%   4.32%  (2.00)%   6.91%

Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)......................  $2,352   $2,216  $2,179  $2,775   $3,128
Ratio of expenses to
 average net assets..................   1.80%    1.81%   1.81%   1.77%    1.80%
Ratio of net income (loss)
 to average net assets00.............   3.57%    3.92%   4.20%   3.87%    3.91%
Portfolio turnover rate..............  19.30%       --   9.76%   1.80%    7.59%

--------------

See footnotes on page 68.

MASSACHUSETTS FUND



                                                  CLASS A                                  CLASS C
                               ---------------------------------------------  -------------------------------
                                                                                    Year ended
                                          Year ended September 30,                 September 30,      5/27/99**
                               ---------------------------------------------  ----------------------     to
                                 2002     2001     2000     1999      1998     2002    2001    2000    9/30/99
                               -------  -------  -------  -------   --------  ------  ------  ------  ---------
Per Share Data:*
Net asset value, beginning of
 period.......................   $8.01    $7.48    $7.47    $8.27      $7.99   $8.01   $7.48   $7.47    $7.96
                               -------  -------  -------  -------   --------  ------  ------  ------   ------
Income from investment
 operations:
 Net investment income (loss).    0.35     0.35     0.36     0.36       0.38    0.28    0.28    0.29     0.10
 Net gains or losses on
  securities (both realized
  and unrealized).............    0.37     0.53     0.07    (0.75)      0.37    0.36    0.53    0.07    (0.49)
                               -------  -------  -------  -------   --------  ------  ------  ------   ------
Total from investment
 operations...................    0.72     0.88     0.43    (0.39)      0.75    0.64    0.81    0.36    (0.39)
                               -------  -------  -------  -------   --------  ------  ------  ------   ------
Less distributions:
 Dividends from net
  investment income...........   (0.35)   (0.35)   (0.36)   (0.36)     (0.38)  (0.28)  (0.28)  (0.29)   (0.10)
 Distributions from capital
  gains.......................      --       --    (0.06)   (0.05)     (0.09)     --      --   (0.06)      --
                               -------  -------  -------  -------   --------  ------  ------  ------   ------
Total distributions...........   (0.35)   (0.35)   (0.42)   (0.41)     (0.47)  (0.28)  (0.28)  (0.35)   (0.10)
                               -------  -------  -------  -------   --------  ------  ------  ------   ------
Net asset value, end of period   $8.38    $8.01    $7.48    $7.47      $8.27   $8.37   $8.01   $7.48    $7.47
                               =======  =======  =======  =======   ========  ======  ======  ======   ======
Total Return:                     9.28%   12.01%    5.97%   (4.85)%     9.80%   8.17%  11.00%   5.01%   (5.02)%

Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)............... $87,225  $85,336  $81,487  $92,929   $109,328  $1,513  $1,009    $283     $228
Ratio of expenses to
 average net assets...........   0.86%    0.89%    0.86%    0.83%      0.80%   1.76%   1.79%   1.76%    1.73%+
Ratio of net income (loss) to
 average net assets00.........   4.42%    4.52%    4.95%    4.56%      4.72%   3.52%   3.62%   4.05%    3.80%+
Portfolio turnover rate.......   5.74%    5.09%   22.46%   23.88%     13.41%   5.74%   5.09%  22.46%   23.88%++


                                                CLASS D
                                ---------------------------------------

                                        Year ended September 30,
                                ---------------------------------------
                                 2002    2001    2000     1999    1998
                                ------  ------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of
 period.......................   $8.01   $7.48   $7.47   $8.26    $7.99
                                ------  ------  ------  ------   ------
Income from investment
 operations:
 Net investment income (loss).    0.28    0.28    0.29    0.29     0.31
 Net gains or losses on
  securities (both realized
  and unrealized).............    0.36    0.53    0.07   (0.74)    0.36
                                ------  ------  ------  ------   ------
Total from investment
 operations...................    0.64    0.81    0.36   (0.45)    0.67
                                ------  ------  ------  ------   ------
Less distributions:
 Dividends from net
  investment income...........   (0.28)  (0.28)  (0.29)  (0.29)   (0.31)
 Distributions from capital
  gains.......................      --      --   (0.06)  (0.05)   (0.09)
                                ------  ------  ------  ------   ------
Total distributions...........   (0.28)  (0.28)  (0.35)  (0.34)   (0.40)
                                ------  ------  ------  ------   ------
Net asset value, end of period   $8.37   $8.01   $7.48   $7.47    $8.26
                                ======  ======  ======  ======   ======
Total Return:                     8.17%  11.00%   5.01%  (5.61)%   8.68%

Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)...............  $1,725  $1,721  $1,436  $2,934   $1,468
Ratio of expenses to
 average net assets...........   1.76%   1.79%   1.76%   1.73%    1.71%
Ratio of net income (loss) to
 average net assets00.........   3.52%   3.62%   4.05%   3.66%    3.81%
Portfolio turnover rate.......   5.74%   5.09%  22.46%  23.88%   13.41%

--------------

See footnotes on page 68.

MICHIGAN FUND



                                                                        CLASS A                                    CLASS C
                                                   -------------------------------------------------  ------------------------------
                                                                                                           Year ended
                                                                Year ended September 30,                  September 30,    5/27/99**
                                                   -------------------------------------------------  --------------------    to
                                                     2002      2001      2000       1999      1998     2002    2001   2000  9/30/99
                                                   --------  --------  --------  --------   --------  ------  -----  ----- ---------
Per Share Data:*
Net asset value, beginning of period..............    $8.47     $8.11     $8.04     $8.83      $8.60   $8.46  $8.10  $8.03  $8.43
                                                   --------  --------  --------  --------   --------  ------  -----  -----  -----
Income from investment operations:
 Net investment income (loss).....................     0.38      0.40      0.41      0.40       0.41    0.30   0.33   0.34   0.11
 Net gains or losses on securities (both
  realized and unrealized)........................     0.21      0.39      0.10     (0.63)      0.30    0.21   0.39   0.10  (0.40)
                                                   --------  --------  --------  --------   --------  ------  -----  -----  -----
Total from investment operations..................     0.59      0.79      0.51     (0.23)      0.71    0.51   0.72   0.44  (0.29)
                                                   --------  --------  --------  --------   --------  ------  -----  -----  -----
Less distributions:
 Dividends from net investment income.............    (0.38)    (0.40)    (0.41)    (0.40)     (0.41)  (0.30) (0.33) (0.34) (0.11)
 Distributions from capital gains.................    (0.04)    (0.03)    (0.03)    (0.16)     (0.07)  (0.04) (0.03) (0.03)    --
                                                   --------  --------  --------  --------   --------  ------  -----  -----  -----
Total distributions...............................    (0.42)    (0.43)    (0.44)    (0.56)     (0.48)  (0.34) (0.36) (0.37) (0.11)
                                                   --------  --------  --------  --------   --------  ------  -----  -----  -----
Net asset value, end of period....................    $8.64     $8.47     $8.11     $8.04      $8.83   $8.63  $8.46  $8.10  $8.03
                                                   ========  ========  ========  ========   ========  ======  =====  =====  =====
Total Return:                                          7.23%     9.98%     6.62%    (2.77)%     8.63%   6.28%  8.99%  5.68% (3.55)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands).......... $123,283  $122,978  $117,241  $125,560   $144,161  $1,169   $899   $356   $114
Ratio of expenses to average net assets...........     0.86%     0.70%     0.70%     0.82%      0.79%   1.76%  1.60%  1.60%  1.73%+
Ratio of net income (loss) to average net assets00     4.51%     4.85%     5.20%     4.73%      4.78%   3.61%  3.95%  4.30%  3.96%+
Portfolio turnover rate...........................     1.66%    11.63%     7.80%     3.73%     23.60%   1.66% 11.63%  7.80%  3.73%++
Without expense reimbursement:***
Ratio of expenses to average net assets...........               0.85%     0.84%                               1.75%  1.74%
Ratio of net income (loss) to average net assets..               4.70%     5.06%                               3.80%  4.16%


                                                                    CLASS D
                                                     ---------------------------------------

                                                             Year ended September 30,
                                                     ---------------------------------------
                                                       2002   2001    2000     1999    1998
                                                     ------  ------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of period...............   $8.46   $8.10   $8.03   $8.82    $8.59
                                                     ------  ------  ------  ------   ------
Income from investment operations:
 Net investment income (loss)......................    0.30    0.33    0.34    0.32     0.33
 Net gains or losses on securities (both
  realized and unrealized).........................    0.21    0.39    0.10   (0.63)    0.30
                                                     ------  ------  ------  ------   ------
Total from investment operations...................    0.51    0.72    0.44   (0.31)    0.63
                                                     ------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment income..............   (0.30)  (0.33)  (0.34)  (0.32)   (0.33)
 Distributions from capital gains..................   (0.04)  (0.03)  (0.03)  (0.16)   (0.07)
                                                     ------  ------  ------  ------   ------
Total distributions................................   (0.34)  (0.36)  (0.37)  (0.48)   (0.40)
                                                     ------  ------  ------  ------   ------
Net asset value, end of period.....................   $8.63   $8.46   $8.10   $8.03    $8.82
                                                     ======  ======  ======  ======   ======
Total Return:                                          6.28%   8.99%   5.68%  (3.65)%   7.66%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)...........  $1,977  $2,015  $1,605  $2,074   $1,841
Ratio of expenses to average net assets............    1.76%   1.60%   1.60%   1.72%    1.70%
Ratio of net income (loss) to average net assets00.    3.61%   3.95%   4.30%   3.83%    3.87%
Portfolio turnover rate............................    1.66%  11.63%   7.80%   3.73%   23.60%
Without expense reimbursement:***
Ratio of expenses to average net assets............            1.75%   1.74%
Ratio of net income (loss) to average net assets...            3.80%   4.16%

--------------

See footnotes on page 68.

MINNESOTA FUND



                                                                       CLASS A                                 CLASS C
                                                   ----------------------------------------------  ------------------------------
                                                                                                        Year ended
                                                              Year ended September 30,                September 30,     5/27/99**
                                                   ----------------------------------------------  -------------------     to
                                                     2002     2001     2000      1999      1998     2002   2001   2000   9/30/99
                                                   -------  -------  -------  --------   --------  -----  -----  -----  ---------
Per Share Data:*
Net asset value, beginning of period..............   $7.72    $7.34    $7.36     $7.98      $7.79  $7.72  $7.34  $7.36    $7.72
                                                   -------  -------  -------  --------   --------  -----  -----  -----    -----
Income from investment operations:
 Net investment income (loss)00...................    0.35     0.34     0.36      0.36       0.38   0.28   0.28   0.29     0.10
 Net gains or losses on securities (both
  realized and unrealized)00......................    0.19     0.38     0.02     (0.52)      0.20   0.20   0.38   0.02    (0.36)
                                                   -------  -------  -------  --------   --------  -----  -----  -----    -----
Total from investment operations..................    0.54     0.72     0.38     (0.16)      0.58   0.48   0.66   0.31    (0.26)
                                                   -------  -------  -------  --------   --------  -----  -----  -----    -----
Less distributions:
 Dividends from net investment income.............   (0.34)   (0.34)   (0.36)    (0.36)     (0.38) (0.27) (0.28) (0.29)   (0.10)
 Distributions from capital gains.................      --       --    (0.04)    (0.10)     (0.01)    --     --  (0.04)      --
                                                   -------  -------  -------  --------   --------  -----  -----  -----    -----
Total distributions...............................   (0.34)   (0.34)   (0.40)    (0.46)     (0.39) (0.27) (0.28) (0.33)   (0.10)
                                                   -------  -------  -------  --------   --------  -----  -----  -----    -----
Net asset value, end of period....................   $7.92    $7.72    $7.34     $7.36      $7.98  $7.93  $7.72  $7.34    $7.36
                                                   =======  =======  =======  ========   ========  =====  =====  =====    =====
Total Return:                                         7.20%   10.02%    5.35%    (2.09)%     7.68%  6.38%  9.04%  4.42%   (3.47)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands).......... $99,368  $98,452  $96,475  $109,165   $121,374   $432   $275    $23      $--
Ratio of expenses to average net assets...........    0.85%    0.89%    0.87%     0.84%      0.81%  1.75%  1.79%  1.77%    1.74%+
Ratio of net income (loss) to average net
 assets00.........................................    4.49%    4.52%    4.95%     4.71%      4.87%  3.59%  3.62%  4.05%    3.94%+
Portfolio turnover rate...........................    8.09%    1.02%   12.38%     9.74%     21.86%  8.09%  1.02% 12.38%    9.74%++


                                                                   CLASS D
                                                   ---------------------------------------

                                                           Year ended September 30,
                                                   ---------------------------------------
                                                     2002   2001    2000     1999    1998
                                                   ------  ------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of period..............  $7.72   $7.34   $7.36   $7.98    $7.79
                                                   ------  ------  ------  ------   ------
Income from investment operations:
 Net investment income (loss)00...................   0.28    0.28    0.29    0.30     0.31
 Net gains or losses on securities (both
  realized and unrealized)00......................   0.20    0.38    0.02   (0.52)    0.20
                                                   ------  ------  ------  ------   ------
Total from investment operations..................   0.48    0.66    0.31   (0.22)    0.51
                                                   ------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment income.............  (0.27)  (0.28)  (0.29)  (0.30)   (0.31)
 Distributions from capital gains.................     --      --   (0.04)  (0.10)   (0.01)
                                                   ------  ------  ------  ------   ------
Total distributions...............................  (0.27)  (0.28)  (0.33)  (0.40)   (0.32)
                                                   ------  ------  ------  ------   ------
Net asset value, end of period....................  $7.93   $7.72   $7.34   $7.36    $7.98
                                                   ======  ======  ======  ======   ======
Total Return:                                        6.38%   9.04%   4.42%  (2.96)%   6.71%

Ratios/Supplemental Data:
Net assets, end of period (in thousands).......... $1,779  $1,575  $1,629  $1,856   $2,103
Ratio of expenses to average net assets...........   1.75%   1.79%   1.77%   1.74%    1.72%
Ratio of net income (loss) to average net
 assets00.........................................   3.59%   3.62%   4.05%   3.81%    3.96%
Portfolio turnover rate...........................   8.09%   1.02%  12.38%   9.74%   21.86%

--------------

See footnotes on page 68.

MISSOURI FUND



                                                                 CLASS A                               CLASS C
                                              --------------------------------------------  ----------------------------
                                                                                                 Year ended
                                                        Year ended September 30,               September 30,     5/27/99**
                                              --------------------------------------------  -------------------     to
                                                2002     2001     2000     1999      1998    2002   2001   2000   9/30/99
                                              -------  -------  -------  -------   -------  -----  -----  -----  ---------
Per Share Data:*
Net asset value, beginning of period.........   $7.81    $7.37    $7.29    $8.03     $7.82  $7.81  $7.37  $7.29    $7.68
                                              -------  -------  -------  -------   -------  -----  -----  -----   ------
Income from investment operations:
 Net investment income (loss)................    0.34     0.34     0.35     0.35      0.36   0.27   0.27   0.28     0.10
 Net gains or losses on securities
  (both realized and unrealized).............    0.26     0.47     0.09    (0.62)     0.28   0.26   0.47   0.09    (0.39)
                                              -------  -------  -------  -------   -------  -----  -----  -----   ------
Total from investment operations.............    0.60     0.81     0.44    (0.27)     0.64   0.53   0.74   0.37    (0.29)
                                              -------  -------  -------  -------   -------  -----  -----  -----   ------
Less distributions:
 Dividends from net investment income........   (0.34)   (0.34)   (0.35)   (0.35)    (0.36) (0.27) (0.27) (0.28)   (0.10)
 Distributions from capital gains............   (0.05)   (0.03)   (0.01)   (0.12)    (0.07) (0.05) (0.03) (0.01)      --
                                              -------  -------  -------  -------   -------  -----  -----  -----   ------
Total distributions..........................   (0.39)   (0.37)   (0.36)   (0.47)    (0.43) (0.32) (0.30) (0.29)   (0.10)
                                              -------  -------  -------  -------   -------  -----  -----  -----   ------
Net asset value, end of period...............   $8.02    $7.81    $7.37    $7.29     $8.03  $8.02  $7.81  $7.37    $7.29
                                              =======  =======  =======  =======   =======  =====  =====  =====   ======
Total Return:                                    7.89%   11.26%    6.19%   (3.58)%    8.41%  6.92% 10.27%  5.27%   (3.95)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)..... $38,519  $37,879  $38,529  $43,437   $49,949    $82    $75    $22      $21
Ratio of expenses to average net assets......   0.90%    0.94%    0.93%    0.87%     0.89%  1.80%  1.84%  1.83%    1.74%+
Ratio of net income (loss) to average
 net assets00................................   4.37%    4.44%    4.83%    4.50%     4.59%  3.47%  3.54%  3.93%    3.75%+
Portfolio turnover rate......................   4.04%    5.70%    6.00%   10.43%    21.26%  4.04%  5.70%  6.00%   10.43%++


                                                             CLASS D
                                              ------------------------------------

                                                    Year ended September 30,
                                              ------------------------------------
                                               2002   2001   2000    1999    1998
                                              -----  -----  -----  ------   ------
Per Share Data:*
Net asset value, beginning of period......... $7.81  $7.37  $7.29   $8.03    $7.82
                                              -----  -----  -----  ------   ------
Income from investment operations:
 Net investment income (loss)................  0.27   0.27   0.28    0.28     0.29
 Net gains or losses on securities
  (both realized and unrealized).............  0.26   0.47   0.09   (0.62)    0.28
                                              -----  -----  -----  ------   ------
Total from investment operations.............  0.53   0.74   0.37   (0.34)    0.57
                                              -----  -----  -----  ------   ------
Less distributions:
 Dividends from net investment income........ (0.27) (0.27) (0.28)  (0.28)   (0.29)
 Distributions from capital gains............ (0.05) (0.03) (0.01)  (0.12)   (0.07)
                                              -----  -----  -----  ------   ------
Total distributions.......................... (0.32) (0.30) (0.29)  (0.40)   (0.36)
                                              -----  -----  -----  ------   ------
Net asset value, end of period............... $8.02  $7.81  $7.37   $7.29    $8.03
                                              =====  =====  =====  ======   ======
Total Return:                                  6.92% 10.27%  5.27%  (4.46)%   7.45%

Ratios/Supplemental Data:
Net assets, end of period (in thousands).....  $600   $575   $321    $617     $418
Ratio of expenses to average net assets...... 1.80%  1.84%  1.83%   1.77%    1.79%
Ratio of net income (loss) to average
 net assets00................................ 3.47%  3.54%  3.93%   3.60%    3.69%
Portfolio turnover rate...................... 4.04%  5.70%  6.00%  10.43%   21.26%

--------------

See footnotes on page 68.

NEW JERSEY FUND



                                                                 CLASS A                                 CLASS C
                                              --------------------------------------------  -------------------------------
                                                                                                  Year ended
                                                        Year ended September 30,                 September 30,      5/27/99**
                                              --------------------------------------------  ----------------------     to
                                                2002     2001     2000     1999      1998    2002    2001    2000    9/30/99
                                              -------  -------  -------  -------   -------  ------  ------  ------  ---------
Per Share Data:*
Net asset value, beginning of period.........   $7.44    $7.12    $7.13    $7.78     $7.56   $7.52   $7.20   $7.22    $7.58
                                              -------  -------  -------  -------   -------  ------  ------  ------    -----
Income from investment operations:
 Net investment income (loss)................    0.31     0.32     0.33     0.33      0.35    0.26    0.27    0.28     0.09
 Net gains or losses on securities
  (both realized and unrealized).............    0.22     0.36     0.02    (0.55)     0.30    0.23    0.36    0.01    (0.36)
                                              -------  -------  -------  -------   -------  ------  ------  ------    -----
Total from investment operations.............    0.53     0.68     0.35    (0.22)     0.65    0.49    0.63    0.29    (0.27)
                                              -------  -------  -------  -------   -------  ------  ------  ------    -----
Less distributions:
 Dividends from net investment income........   (0.31)   (0.32)   (0.33)   (0.33)    (0.35)  (0.26)  (0.27)  (0.28)   (0.09)
 Distributions from capital gains............   (0.01)   (0.04)   (0.03)   (0.10)    (0.08)  (0.01)  (0.04)  (0.03)      --
                                              -------  -------  -------  -------   -------  ------  ------  ------    -----
Total distributions..........................   (0.32)   (0.36)   (0.36)   (0.43)    (0.43)  (0.27)  (0.31)  (0.31)   (0.09)
                                              -------  -------  -------  -------   -------  ------  ------  ------    -----
Net asset value, end of period...............   $7.65    $7.44    $7.12    $7.13     $7.78   $7.74   $7.52   $7.20    $7.22
                                              =======  =======  =======  =======   =======  ======  ======  ======    =====
Total Return:                                    7.29%    9.77%    5.13%   (3.05)%    8.87%   6.54%   8.89%   4.20%   (3.33)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)..... $49,274  $49,182  $46,918  $52,992   $61,739  $5,096  $1,207    $341     $127
Ratio of expenses to average net assets......   1.04%    1.14%    1.12%    1.07%     1.02%   1.84%   1.89%   1.87%    1.82%+
Ratio of net income (loss) to average
 net assets00................................   4.23%    4.34%    4.71%    4.35%     4.54%   3.44%   3.59%   3.96%    3.71%+
Portfolio turnover rate......................  13.02%    1.06%   18.08%    5.55%    23.37%  13.02%   1.06%  18.08%    5.55%++


                                                              CLASS D
                                              ---------------------------------------

                                                      Year ended September 30,
                                              ---------------------------------------
                                               2002    2001    2000     1999    1998
                                              ------  ------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of period.........  $7.52   $7.20   $7.22   $7.86    $7.64
                                              ------  ------  ------  ------   ------
Income from investment operations:
 Net investment income (loss)................   0.26    0.27    0.28    0.27     0.29
 Net gains or losses on securities
  (both realized and unrealized).............   0.23    0.36    0.01   (0.54)    0.30
                                              ------  ------  ------  ------   ------
Total from investment operations.............   0.49    0.63    0.29   (0.27)    0.59
                                              ------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment income........  (0.26)  (0.27)  (0.28)  (0.27)   (0.29)
 Distributions from capital gains............  (0.01)  (0.04)  (0.03)  (0.10)   (0.08)
                                              ------  ------  ------  ------   ------
Total distributions..........................  (0.27)  (0.31)  (0.31)  (0.37)   (0.37)
                                              ------  ------  ------  ------   ------
Net asset value, end of period...............  $7.74   $7.52   $7.20   $7.22    $7.86
                                              ======  ======  ======  ======   ======
Total Return:                                   6.54%   8.89%   4.20%  (3.57)%   7.97%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)..... $1,366  $1,248    $995  $1,550   $1,582
Ratio of expenses to average net assets......  1.84%   1.89%   1.87%   1.82%    1.80%
Ratio of net income (loss) to average
 net assets00................................  3.44%   3.59%   3.96%   3.60%    3.76%
Portfolio turnover rate...................... 13.02%   1.06%  18.08%   5.55%   23.37%

--------------

See footnotes on page 68.

NEW YORK FUND



                                                            CLASS A                                CLASS C
                                         --------------------------------------------  ------------------------------
                                                                                             Year ended
                                                   Year ended September 30,                September 30,      5/27/99**
                                         --------------------------------------------  ---------------------     to
                                           2002     2001     2000     1999      1998    2002    2001    2000   9/30/99
                                         -------  -------  -------  -------   -------  ------  ------  -----  ---------
Per Share Data:*
Net asset value, beginning of period....   $8.16    $7.77    $7.70    $8.60     $8.28   $8.17   $7.78  $7.70    $8.14
                                         -------  -------  -------  -------   -------  ------  ------  -----   ------
Income from investment operations:
 Net investment income (loss)...........    0.36     0.38     0.39     0.38      0.40    0.29    0.30   0.32     0.11
 Net gains or losses on securities
  (both realized and unrealized)........    0.27     0.45     0.08    (0.69)     0.40    0.27    0.45   0.09    (0.44)
                                         -------  -------  -------  -------   -------  ------  ------  -----   ------
Total from investment operations........    0.63     0.83     0.47    (0.31)     0.80    0.56    0.75   0.41    (0.33)
                                         -------  -------  -------  -------   -------  ------  ------  -----   ------
Less distributions:
 Dividends from net investment income...   (0.36)   (0.38)   (0.39)   (0.38)    (0.40)  (0.29)  (0.30) (0.32)   (0.11)
 Distributions from capital gains.......      --    (0.06)   (0.01)   (0.21)    (0.08)     --   (0.06) (0.01)      --
                                         -------  -------  -------  -------   -------  ------  ------  -----   ------
Total distributions.....................   (0.36)   (0.44)   (0.40)   (0.59)    (0.48)  (0.29)  (0.36) (0.33)   (0.11)
                                         -------  -------  -------  -------   -------  ------  ------  -----   ------
Net asset value, end of period..........   $8.43    $8.16    $7.77    $7.70     $8.60   $8.44   $8.17  $7.78    $7.70
                                         =======  =======  =======  =======   =======  ======  ======  =====   ======
Total Return:                               7.94%   10.90%    6.28%   (3.86)%   10.02%   6.98%   9.88%  5.46%   (4.22)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands) $83,723  $82,482  $69,549  $76,833   $84,822  $7,005  $3,624   $402     $189
Ratio of expenses to average net assets.   0.87%    0.70%    0.70%    0.81%     0.81%   1.77%   1.60%  1.60%    1.69%+
Ratio of net income (loss) to
 average net assets00...................   4.43%    4.70%    5.17%    4.63%     4.74%   3.53%   3.80%  4.27%    3.96%+
Portfolio turnover rate.................  19.43%    8.15%    7.30%   11.85%    39.85%  19.43%   8.15%  7.30%   11.85%++
Without expense reimbursement:***
Ratio of expenses to average net assets.            0.83%    0.83%                              1.73%  1.73%
Ratio of net income to average
 net assets.............................            4.57%    5.04%                              3.67%  4.14%


                                                         CLASS D
                                         ---------------------------------------

                                                 Year ended September 30,
                                         ---------------------------------------
                                          2002    2001    2000     1999    1998
                                         ------  ------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of period....  $8.17   $7.78   $7.70   $8.60    $8.29
                                         ------  ------  ------  ------   ------
Income from investment operations:
 Net investment income (loss)...........   0.29    0.30    0.32    0.30     0.32
 Net gains or losses on securities
  (both realized and unrealized)........   0.27    0.45    0.09   (0.69)    0.39
                                         ------  ------  ------  ------   ------
Total from investment operations........   0.56    0.75    0.41   (0.39)    0.71
                                         ------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment income...  (0.29)  (0.30)  (0.32)  (0.30)   (0.32)
 Distributions from capital gains.......     --   (0.06)  (0.01)  (0.21)   (0.08)
                                         ------  ------  ------  ------   ------
Total distributions.....................  (0.29)  (0.36)  (0.33)  (0.51)   (0.40)
                                         ------  ------  ------  ------   ------
Net asset value, end of period..........  $8.44   $8.17   $7.78   $7.70    $8.60
                                         ======  ======  ======  ======   ======
Total Return:                              6.98%   9.88%   5.46%  (4.73)%   8.88%

Ratios/Supplemental Data:
Net assets, end of period (in thousands) $3,521  $3,297  $2,593  $2,844   $2,182
Ratio of expenses to average net assets.  1.77%   1.60%   1.60%   1.71%    1.72%
Ratio of net income (loss) to
 average net assets00...................  3.53%   3.80%   4.27%   3.73%    3.83%
Portfolio turnover rate................. 19.43%   8.15%   7.30%  11.85%   39.85%
Without expense reimbursement:***
Ratio of expenses to average net assets.          1.73%   1.73%
Ratio of net income to average
 net assets.............................          3.67%   4.14%

--------------

See footnotes on page 68.

NORTH CAROLINA FUND



                                                            CLASS A                                 CLASS C
                                         --------------------------------------------  -------------------------------
                                                                                             Year ended
                                                   Year ended September 30,                 September 30,      5/27/99**
                                         --------------------------------------------  ----------------------     to
                                           2002     2001     2000     1999      1998    2002    2001    2000    9/30/99
                                         -------  -------  -------  -------   -------  ------  ------  ------  ---------
Per Share Data:*
Net asset value, beginning of period....   $7.89    $7.54    $7.59    $8.30     $8.05   $7.88   $7.54   $7.59    $7.97
                                         -------  -------  -------  -------   -------  ------  ------  ------    -----
Income from investment operations:
 Net investment income (loss)...........    0.32     0.33     0.34     0.35      0.36    0.27    0.27    0.29     0.10
 Net gains or losses on
  securities (both realized and
  unrealized)...........................    0.31     0.37     0.05    (0.59)     0.31    0.30    0.36    0.05    (0.38)
                                         -------  -------  -------  -------   -------  ------  ------  ------    -----
Total from investment operations........    0.63     0.70     0.39    (0.24)     0.67    0.57    0.63    0.34    (0.28)
                                         -------  -------  -------  -------   -------  ------  ------  ------    -----
Less distributions:
 Dividends from net investment income...   (0,32)   (0.33)   (0.34)   (0.35)    (0.36)  (0.26)  (0.27)  (0.29)   (0.10)
 Distributions from capital gains.......   (0.01)   (0.02)   (0.10)   (0.12)    (0.06)  (0.01)  (0.02)  (0.10)      --
                                         -------  -------  -------  -------   -------  ------  ------  ------    -----
Total distributions.....................   (0.33)   (0.35)   (0.44)   (0.47)    (0.42)  (0.27)  (0.29)  (0.39)   (0.10)
                                         -------  -------  -------  -------   -------  ------  ------  ------    -----
Net asset value, end of period..........   $8.19    $7.89    $7.54    $7.59     $8.30   $8.18   $7.88   $7.54    $7.59
                                         =======  =======  =======  =======   =======  ======  ======  ======    =====
Total Return:                               8.21%    9.52%    5.36%   (3.07)%    8.60%   7.41%   8.59%   4.58%   (3.62)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands) $25,386  $25,737  $24,987  $27,224   $32,358  $2,962  $2,049    $544      $10
Ratio of expenses to average net assets.   1.11%    1.13%    1.13%    1.06%     1.05%   1.86%   1.88%   1.88%    1.80%+
Ratio of net income (loss) to average
 net assets00...........................   4.11%    4.29%    4.63%    4.38%     4.41%   3.36%   3.54%   3.88%    3.77%+
Portfolio turnover rate.................   7.96%    5.61%   11.96%    1.52%    20.37%   7.96%   5.61%  11.96%    1.52%++


                                                         CLASS D
                                         --------------------------------------

                                                Year ended September 30,
                                         --------------------------------------
                                          2002   2001    2000     1999    1998
                                         -----  ------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of period.... $7.88   $7.54   $7.59   $8.30    $8.05
                                         -----  ------  ------  ------   ------
Income from investment operations:
 Net investment income (loss)...........  0.27    0.27    0.29    0.29     0.30
 Net gains or losses on
  securities (both realized and
  unrealized)...........................  0.30    0.36    0.05   (0.59)    0.31
                                         -----  ------  ------  ------   ------
Total from investment operations........  0.57    0.63    0.34   (0.30)    0.61
                                         -----  ------  ------  ------   ------
Less distributions:
 Dividends from net investment income... (0.26)  (0.27)  (0.29)  (0.29)   (0.30)
 Distributions from capital gains....... (0.01)  (0.02)  (0.10)  (0.12)   (0.06)
                                         -----  ------  ------  ------   ------
Total distributions..................... (0.27)  (0.29)  (0.39)  (0.41)   (0.36)
                                         -----  ------  ------  ------   ------
Net asset value, end of period.......... $8.18   $7.88   $7.54   $7.59    $8.30
                                         =====  ======  ======  ======   ======
Total Return:                             7.41%   8.59%   4.58%  (3.79)%   7.77%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)  $941  $1,514  $1,250  $1,682   $1,456
Ratio of expenses to average net assets. 1.86%   1.88%   1.88%   1.81%    1.82%
Ratio of net income (loss) to average
 net assets00........................... 3.36%   3.54%   3.88%   3.63%    3.64%
Portfolio turnover rate................. 7.96%   5.61%  11.96%   1.52%   20.37%

--------------

See footnotes on page 68.

OHIO FUND



                                                                           CLASS A
                                                   -------------------------------------------------------

                                                                   Year ended September 30,
                                                   -------------------------------------------------------
                                                       2002         2001       2000       1999      1998
                                                   -----------  -----------  --------  --------   --------
Per Share Data:*
Net asset value, beginning of period..............       $8.03        $7.64     $7.64     $8.37      $8.19
                                                   -----------  -----------  --------  --------   --------
Income from investment operations:
 Net investment income (loss).....................        0.36         0.38      0.39      0.38       0.40
 Net gains or losses on securities (both
  realized and unrealized)........................        0.23         0.39      0.02     (0.60)      0.29
                                                   -----------  -----------  --------  --------   --------
Total from investment operations..................        0.59         0.77      0.41     (0.22)      0.69
                                                   -----------  -----------  --------  --------   --------
Less distributions:
 Dividends from net investment income.............       (0.36)       (0.38)    (0.39)    (0.38)     (0.40)
 Distributions from capital gains.................   o            o             (0.02)    (0.13)     (0.11)
                                                   -----------  -----------  --------  --------   --------
Total distributions...............................       (0.36)       (0.38)    (0.41)    (0.51)     (0.51)
                                                   -----------  -----------  --------  --------   --------
Net asset value, end of period....................       $8.26        $8.03     $7.64     $7.64      $8.37
                                                   ===========  ===========  ========  ========   ========
Total Return:                                             7.59%       10.30%     5.58%    (2.68)%     8.77%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)..........    $129,662     $128,433  $128,364  $135,034   $153,126
Ratio of expenses to average net assets...........       0.85%        0.70%     0.71%     0.81%      0.78%
Ratio of net income (loss) to average net
 assets00.........................................       4.51%        4.81%     5.21%     4.78%      4.92%
Portfolio turnover rate...........................       0.79%        7.57%     9.02%     6.07%     24.74%
Without expense reimbursement:***
Ratio of expenses to average net assets...........                    0.84%     0.84%
Ratio of net income to average net assets.........                    4.67%     5.08%


                                                                  CLASS C
                                                   -----------------------------------
                                                           Year ended
                                                          September 30,        5/27/99**
                                                   --------------------------     to
                                                      2002      2001     2000   9/30/99
                                                   ---------  --------  -----  ---------
Per Share Data:*
Net asset value, beginning of period..............     $8.08     $7.69  $7.68    $8.06
                                                   ---------  --------  -----    -----
Income from investment operations:
 Net investment income (loss).....................      0.29      0.31   0.33     0.11
 Net gains or losses on securities (both
  realized and unrealized)........................      0.23      0.39   0.03    (0.38)
                                                   ---------  --------  -----    -----
Total from investment operations..................      0.52      0.70   0.36    (0.27)
                                                   ---------  --------  -----    -----
Less distributions:
 Dividends from net investment income.............     (0.29)    (0.31) (0.33)   (0.11)
 Distributions from capital gains.................   o          o       (0.02)      --
                                                   ---------  --------  -----    -----
Total distributions...............................     (0.29)    (0.31) (0.35)   (0.11)
                                                   ---------  --------  -----    -----
Net asset value, end of period....................     $8.31     $8.08  $7.69    $7.68
                                                   =========  ========  =====    =====
Total Return:                                           6.61%     9.26%  4.78%   (3.51)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)..........    $1,331      $812   $222      $18
Ratio of expenses to average net assets...........     1.75%     1.60%  1.61%    1.71%+
Ratio of net income (loss) to average net
 assets00.........................................     3.61%     3.91%  4.31%    3.99%+
Portfolio turnover rate...........................     0.79%     7.57%  9.02%    6.07%++
Without expense reimbursement:***
Ratio of expenses to average net assets...........               1.74%  1.74%
Ratio of net income to average net assets.........               3.77%  4.18%


                                                                      CLASS D
                                                   ---------------------------------------------

                                                              Year ended September 30,
                                                   ---------------------------------------------
                                                      2002       2001     2000     1999    1998
                                                   ---------  ---------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of period..............     $8.08      $7.69   $7.68   $8.41    $8.23
                                                   ---------  ---------  ------  ------   ------
Income from investment operations:
 Net investment income (loss).....................      0.29       0.31    0.33    0.31     0.33
 Net gains or losses on securities (both
  realized and unrealized)........................      0.23       0.39    0.03   (0.60)    0.29
                                                   ---------  ---------  ------  ------   ------
Total from investment operations..................      0.52       0.70    0.36   (0.29)    0.62
                                                   ---------  ---------  ------  ------   ------
Less distributions:
 Dividends from net investment income.............     (0.29)     (0.31)  (0.33)  (0.31)   (0.33)
 Distributions from capital gains.................   o          o         (0.02)  (0.13)   (0.11)
                                                   ---------  ---------  ------  ------   ------
Total distributions...............................     (0.29)     (0.31)  (0.35)  (0.44)   (0.44)
                                                   ---------  ---------  ------  ------   ------
Net asset value, end of period....................     $8.31      $8.08   $7.69   $7.68    $8.41
                                                   =========  =========  ======  ======   ======
Total Return:                                           6.61%      9.26%   4.78%  (3.52)%   7.78%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)..........    $1,683     $1,583  $1,425  $1,327   $1,103
Ratio of expenses to average net assets...........     1.75%      1.60%   1.61%   1.71%    1.69%
Ratio of net income (loss) to average net
 assets00.........................................     3.61%      3.91%   4.31%   3.88%    4.01%
Portfolio turnover rate...........................     0.79%      7.57%   9.02%   6.07%   24.74%
Without expense reimbursement:***
Ratio of expenses to average net assets...........                1.74%   1.74%
Ratio of net income to average net assets.........                3.77%   4.18%

--------------

See footnotes on page 68.

OREGON FUND



                                                                      CLASS A                                  CLASS C
                                                   --------------------------------------------  ---------------------------------
                                                                                                       Year ended
                                                             Year ended September 30,                 September 30,      5/27/99**
                                                   --------------------------------------------  ----------------------     to
                                                     2002     2001     2000     1999      1998    2002    2001    2000    9/30/99
                                                   -------  -------  -------  -------   -------  ------  ------  ------  ---------
Per Share Data:*
Net asset value, beginning of period..............   $7.85    $7.47    $7.48    $8.05     $7.87   $7.85   $7.47   $7.48    $7.83
                                                   -------  -------  -------  -------   -------  ------  ------  ------   ------
Income from investment operations:
 Net investment income00..........................    0.34     0.35     0.36     0.35      0.36    0.27    0.28    0.29     0.10
 Net gains or losses on securities (both realized
  and unrealized)00...............................    0.23     0.42     0.04    (0.52)     0.28    0.23    0.42    0.04    (0.35)
                                                   -------  -------  -------  -------   -------  ------  ------  ------   ------
Total from investment operations..................    0.57     0.77     0.40    (0.17)     0.64    0.50    0.70    0.33    (0.25)
                                                   -------  -------  -------  -------   -------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment income (loss)......   (0.34)   (0.35)   (0.36)   (0.35)    (0.36)  (0.27)  (0.28)  (0.29)   (0.10)
 Distributions from capital gains.................   (0.05)   (0.04)   (0.05)   (0.05)    (0.10)  (0.05)  (0.04)  (0.05)      --
                                                   -------  -------  -------  -------   -------  ------  ------  ------   ------
Total distributions...............................   (0.39)   (0.39)   (0.41)   (0.40)    (0.46)  (0.32)  (0.32)  (0.34)   (0.10)
                                                   -------  -------  -------  -------   -------  ------  ------  ------   ------
Net asset value, end of period....................   $8.03    $7.85    $7.47    $7.48     $8.05   $8.03   $7.85   $7.47    $7.48
                                                   =======  =======  =======  =======   =======  ======  ======  ======   ======
Total Return:                                         7.41%   10.52%    5.55%   (2.16)%    8.48%   6.45%   9.53%   4.62%   (3.32)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands).......... $60,143  $54,994  $52,890  $54,473   $57,601  $1,511  $1,166    $364      $--
Ratio of expenses to average net assets...........   0.90%    0.88%    0.89%    0.86%     0.88%   1.80%   1.78%   1.79%   1.73% +
Ratio of net income (loss) to average net
 assets00.........................................   4.34%    4.57%    4.86%    4.52%     4.60%   3.44%   3.67%   3.96%   3.77% +
Portfolio turnover rate...........................   6.06%   14.58%   14.46%   12.28%    12.62%   6.06%  14.58%  14.46%   12.28%++


                                                                   CLASS D
                                                   ---------------------------------------

                                                           Year ended September 30,
                                                   ---------------------------------------
                                                    2002    2001    2000     1999    1998
                                                   ------  ------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of period..............  $7.85   $7.47   $7.48   $8.04    $7.87
                                                   ------  ------  ------  ------   ------
Income from investment operations:
 Net investment income00..........................   0.27    0.28    0.29    0.28     0.29
 Net gains or losses on securities (both realized
  and unrealized)00...............................   0.23    0.42    0.04   (0.51)    0.27
                                                   ------  ------  ------  ------   ------
Total from investment operations..................   0.50    0.70    0.33   (0.23)    0.56
                                                   ------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment income (loss)......  (0.27)  (0.28)  (0.29)  (0.28)   (0.29)
 Distributions from capital gains.................  (0.05)  (0.04)  (0.05)  (0.05)   (0.10)
                                                   ------  ------  ------  ------   ------
Total distributions...............................  (0.32)  (0.32)  (0.34)  (0.33)   (0.39)
                                                   ------  ------  ------  ------   ------
Net asset value, end of period....................  $8.03   $7.85   $7.47   $7.48    $8.04
                                                   ======  ======  ======  ======   ======
Total Return:                                        6.45%   9.53%   4.62%  (2.92)%   7.37%

Ratios/Supplemental Data:
Net assets, end of period (in thousands).......... $2,688  $2,345  $2,465  $2,231   $2,650
Ratio of expenses to average net assets...........  1.80%   1.78%   1.79%   1.76%    1.79%
Ratio of net income (loss) to average net
 assets00.........................................  3.44%   3.67%   3.96%   3.62%    3.69%
Portfolio turnover rate...........................  6.06%  14.58%  14.46%  12.28%   12.62%

--------------

See footnotes on page 68.

PENNSYLVANIA FUND



                                                           CLASS A                                CLASS C
                                        --------------------------------------------  ------------------------------
                                                                                            Year ended
                                                  Year ended September 30,                September 30,      5/27/99**
                                        --------------------------------------------  ---------------------     to
                                          2002     2001     2000     1999      1998    2002    2001   2000    9/30/99
                                        -------  -------  -------  -------   -------  ------  -----  ------  ---------
Per Share Data:*
Net asset value, beginning of
 period................................   $7.92    $7.49    $7.49    $8.24     $7.96   $7.91  $7.48   $7.49    $7.88
                                        -------  -------  -------  -------   -------  ------  -----  ------    -----
Income from investment operations:
 Net investment income (loss)00........    0.33     0.33     0.34     0.34      0.35    0.27   0.27    0.28     0.10
 Net gains or losses on securities
  (both realized and unrealized)00.....    0.34     0.43     0.05    (0.60)     0.36    0.33   0.43    0.04    (0.39)
                                        -------  -------  -------  -------   -------  ------  -----  ------    -----
Total from investment operations.......    0.67     0.76     0.39    (0.26)     0.71    0.60   0.70    0.32    (0.29)
                                        -------  -------  -------  -------   -------  ------  -----  ------    -----
Less distributions:
 Dividends from net
  investment income....................   (0.32)   (0.33)   (0.34)   (0.34)    (0.35)  (0.26) (0.27)  (0.28)   (0.10)
 Distributions from capital gains......   (0.01)      --    (0.05)   (0.15)    (0.08)  (0.01)    --   (0.05)      --
                                        -------  -------  -------  -------   -------  ------  -----  ------    -----
Total distributions....................   (0.33)   (0.33)   (0.39)   (0.49)    (0.43)  (0.27) (0.27)  (0.33)   (0.10)
                                        -------  -------  -------  -------   -------  ------  -----  ------    -----
Net asset value, end of period.........   $8.26    $7.92    $7.49    $7.49     $8.24   $8.24  $7.91   $7.48    $7.49
                                        =======  =======  =======  =======   =======  ======  =====  ======    =====
Total Return:                              8.75%   10.27%    5.33%   (3.38)%    9.20%   7.79%  9.48%   4.42%   (3.84)%

Ratios/Supplemental Data:
Net assets, end of period (in
 thousands)............................ $23,493  $24,047  $23,014  $25,142   $29,582  $1,029   $628    $202     $143
Ratio of expenses to average net
 assets................................   1.25%    1.32%    1.28%    1.21%     1.19%   2.00%  2.07%   2.03%    1.93%+
Ratio of net income (loss) to
 average net assets00..................   4.11%    4.20%    4.56%    4.25%     4.34%   3.36%  3.45%   3.81%    3.69%+
Portfolio turnover rate................  16.73%    5.43%   12.11%    7.80%    13.05%  16.73%  5.43%  12.11%    7.80%++


                                                       CLASS D
                                        -------------------------------------

                                               Year ended September 30,
                                        -------------------------------------
                                         2002    2001   2000    1999    1998
                                        ------  -----  ------  -----   ------
Per Share Data:*
Net asset value, beginning of
 period...............................   $7.91  $7.48   $7.49  $8.23    $7.95
                                        ------  -----  ------  -----   ------
Income from investment operations:
 Net investment income (loss)00.......    0.27   0.27    0.28   0.28     0.29
 Net gains or losses on securities
  (both realized and unrealized)00....    0.33   0.43    0.04  (0.59)    0.36
                                        ------  -----  ------  -----   ------
Total from investment operations......    0.60   0.70    0.32  (0.31)    0.65
                                        ------  -----  ------  -----   ------
Less distributions:
 Dividends from net
  investment income...................   (0.26) (0.27)  (0.28) (0.28)   (0.29)
 Distributions from capital gains.....   (0.01)    --   (0.05) (0.15)   (0.08)
                                        ------  -----  ------  -----   ------
Total distributions...................   (0.27) (0.27)  (0.33) (0.43)   (0.37)
                                        ------  -----  ------  -----   ------
Net asset value, end of period........   $8.24  $7.91   $7.48  $7.49    $8.23
                                        ======  =====  ======  =====   ======
Total Return:                             7.79%  9.48%   4.42% (3.99)%   8.36%

Ratios/Supplemental Data:
Net assets, end of period (in
 thousands)...........................    $690   $596    $600   $856     $607
Ratio of expenses to average net
 assets...............................   2.00%  2.07%   2.03%  1.96%    1.97%
Ratio of net income (loss) to
 average net assets00.................   3.36%  3.45%   3.81%  3.50%    3.56%
Portfolio turnover rate...............  16.73%  5.43%  12.11%  7.80%   13.05%

--------------

See footnotes on page 68.

SOUTH CAROLINA FUND



                                                       CLASS A                                 CLASS C
                                    ---------------------------------------------  ------------------------------
                                                                                         Year ended
                                               Year ended September 30,                September 30,      5/27/99**
                                    ---------------------------------------------  ---------------------     to
                                      2002     2001     2000     1999      1998     2002    2001    2000   9/30/99
                                    -------  -------  -------  -------   --------  ------  ------  -----  ---------
Per Share Data:*
Net asset value, beginning of
 period............................   $8.07    $7.66    $7.67    $8.38      $8.16   $8.06   $7.65  $7.66    $8.08
                                    -------  -------  -------  -------   --------  ------  ------  -----   ------
Income from investment operations:
 Net investment income.............    0.36     0.37     0.38     0.38       0.39    0.29    0.29   0.31     0.11
 Net gains or losses on securities
  (both realized and unrealized)...    0.19     0.41     0.07    (0.64)      0.29    0.19    0.41   0.07    (0.42)
                                    -------  -------  -------  -------   --------  ------  ------  -----   ------
Total from investment operations...    0.55     0.78     0.45    (0.26)      0.68    0.48    0.70   0.38    (0.31)
                                    -------  -------  -------  -------   --------  ------  ------  -----   ------
Less distributions:
 Dividends from net
  investment income (loss).........   (0.36)   (0.37)   (0.38)   (0.38)     (0.39)  (0.29)  (0.29) (0.31)   (0.11)
 Distributions from capital gains..   (0.01)      --    (0.08)   (0.07)     (0.07)  (0.01)     --  (0.08)      --
                                    -------  -------  -------  -------   --------  ------  ------  -----   ------
Total distributions................   (0.37)   (0.37)   (0.46)   (0.45)     (0.46)  (0.30)  (0.29) (0.39)   (0.11)
                                    -------  -------  -------  -------   --------  ------  ------  -----   ------
Net asset value, end of period.....   $8.25    $8.07    $7.66    $7.67      $8.38   $8.24   $8.06  $7.65    $7.66
                                    =======  =======  =======  =======   ========  ======  ======  =====   ======
Total Return:                          7.00%   10.28%    6.07%   (3.32)%     8.66%   6.04%   9.30%  5.12%   (4.01)%

Ratios/Supplemental Data:
Net assets, end of period (in
 thousands)........................ $81,410  $84,109  $81,138  $92,793   $106,328  $3,279  $1,589   $893     $335
Ratio of expenses to average net
 assets............................   0.87%    0.88%    0.86%    0.83%      0.80%   1.77%   1.78%  1.76%    1.72%+
Ratio of net income (loss) to
 average net assets00..............   4.54%    4.59%    5.04%    4.65%      4.74%   3.64%   3.69%  4.14%    3.96%+
Portfolio turnover rate............      --    2.80%    3.49%   18.06%     16.63%      --   2.80%  3.49%   18.06%++


                                                    CLASS D
                                     ---------------------------------------

                                            Year ended September 30,
                                     ---------------------------------------
                                      2002    2001    2000     1999    1998
                                     ------  ------  ------  ------   ------
Per Share Data:*
Net asset value, beginning of
 period............................   $8.06   $7.65   $7.66   $8.38    $8.16
                                     ------  ------  ------  ------   ------
Income from investment operations:
 Net investment income.............    0.29    0.29    0.31    0.30     0.31
 Net gains or losses on securities
  (both realized and unrealized)...    0.19    0.41    0.07   (0.65)    0.29
                                     ------  ------  ------  ------   ------
Total from investment operations...    0.48    0.70    0.38   (0.35)    0.60
                                     ------  ------  ------  ------   ------
Less distributions:
 Dividends from net
  investment income (loss).........   (0.29)  (0.29)  (0.31)  (0.30)   (0.31)
 Distributions from capital gains..   (0.01)     --   (0.08)  (0.07)   (0.07)
                                     ------  ------  ------  ------   ------
Total distributions................   (0.30)  (0.29)  (0.39)  (0.37)   (0.38)
                                     ------  ------  ------  ------   ------
Net asset value, end of period.....   $8.24   $8.06   $7.65   $7.66    $8.38
                                     ======  ======  ======  ======   ======
Total Return:                          6.04%   9.30%   5.12%  (4.32)%   7.68%

Ratios/Supplemental Data:
Net assets, end of period (in
 thousands)........................  $4,815  $4,378  $4,443  $5,936   $5,594
Ratio of expenses to average net
 assets............................   1.77%   1.78%   1.76%   1.73%    1.71%
Ratio of net income (loss) to
 average net assets00..............   3.64%   3.69%   4.14%   3.75%    3.83%
Portfolio turnover rate............      --   2.80%   3.49%  18.06%   16.63%

--------------
*  Per share amounts are based on average shares outstanding.
** Commencement of offering of Class C shares.

*** During the periods stated, Seligman voluntarily reimbursed expenses and/or waived portions of its management fees. Absent such reimbursements/waivers, returns would have been lower.
o  A capital gain of $0.002 per share was paid.


oo As required, effective October 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on purchases of portfolio securities for financial reporting purposes. The effects of this change for the fiscal year ended September 30, 2002, are as follows: increase net investment income and net realized and unrealized loss on investments per share by $0.01 for Class A, C and D shares of the National, Minnesota and Pennsylvania Funds, and, for Class C and D shares of the Louisiana, Maryland and Oregon Funds; and to increase the ratio of net income to average net assets of each share class of the Georgia, Michigan, New Jersey, New York and Ohio Funds by 0.03%; the National, California High-Yield, Colorado, Florida, Maryland and Missouri Funds by 0.04%; the California Quality, Louisiana, Massachusetts, North Carolina and Oregon Funds by 0.05%; the Pennsylvania and South Carolina Funds by 0.06%; and the Minnesota Fund by 0.09%. The per share data and ratios for periods prior to October 1, 2001, have not been restated.

+  Annualized.

++ For the year ended September 30, 1999.

How to Contact Us


The Funds        Write:   Corporate Communications/
                          Investor Relations Department
                          J. & W. Seligman & Co. Incorporated
                          100 Park Avenue, New York, NY 10017

                 Phone:   Toll-Free (800) 221-7844 in the US or
                          (212) 850-1864 outside the US

                 Website: www.seligman.com

Your Regular
(Non-Retirement)
Account          Write:   Shareholder Services Department
                          Seligman Data Corp.
                          100 Park Avenue, New York, NY 10017

                 Phone:   Toll-Free (800) 221-2450 in the US or
                          (212) 682-7600 outside the US

                 Website: www.seligman.com



                 24-hour automated telephone access is available by dialing
                 (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information. Alternatively, you may access our website at www.seligman.com.

For More Information

The following information is available without charge upon request: Call toll-free 800-221-2450 in the US or collect 212-682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's Annual and Semi-Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.






                             Seligman Advisors, Inc.
                                 an affiliate of

                                     [LOGO]

                             J. & W. Seligman & Co.
                                  incorporated
                                established 1864
                       100 Park Avenue, New York, NY 10017



--------------------------------------------------------------------------------

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: http://www.sec.gov.


Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Numbers: Seligman Municipal Fund Series, Inc.: 811-3828
                  Seligman Municipal Series Trust: 811-4250
                  Seligman New Jersey Municipal Fund, Inc.: 811-5126 Seligman Pennsylvania Municipal Fund Series: 811-4666

                      SELIGMAN MUNICIPAL FUND SERIES, INC.

   National Fund, Colorado Fund, Georgia Fund, Louisiana Fund, Maryland Fund, Massachusetts Fund, Michigan Fund, Minnesota Fund, Missouri Fund, New York Fund,
                   Ohio Fund, Oregon Fund, South Carolina Fund

                       Statement of Additional Information


                                February 1, 2003


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450


This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 1, 2003 (the Prospectus), offering Class A shares, Class C shares and Class D shares. This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Funds at the above address or telephone numbers.


The financial statements and notes included in the Funds' Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

                                Table of Contents


    Fund History .........................................................  2
    Description of the Funds and their Investments and Risks .............  2
    Management of the Funds ..............................................  7
    Control Persons and Principal Holders of Securities ..................  11
    Investment Advisory and Other Services ...............................  18
    Brokerage Allocation and Other Practices .............................  27
    Capital Stock and Other Securities ...................................  28
    Purchase, Redemption, and Pricing of Shares ..........................  28
    Taxation of the Funds ................................................  34
    Underwriters .........................................................  41
    Calculation of Performance Data ......................................  44
    Financial Statements..................................................  47
    General Information...................................................  48
    Appendix A ...........................................................  49
    Appendix B............................................................  52
    Appendix C............................................................  91
    Appendix D............................................................  93


TEA1A

                                  Fund History

Seligman Municipal Fund Series, Inc. was incorporated in Maryland on August 8, 1983.

            Description of the Funds and their Investments and Risks

Classification


Seligman Municipal Fund Series, Inc. (Series) is a non-diversified, open-end management investment company, or mutual fund, consisting of thirteen separate Funds, which are:


National Municipal Series (National Fund)             Minnesota Municipal Series (Minnesota Fund)
Colorado Municipal Series (Colorado Fund)             Missouri Municipal Series (Missouri Fund)
Georgia Municipal Series (Georgia Fund)               New York Municipal Series (New York Fund)
Louisiana Municipal Series (Louisiana Fund)           Ohio Municipal Series (Ohio Fund)
Maryland Municipal Series (Maryland Fund)             Oregon Municipal Series (Oregon Fund)
Massachusetts Municipal Series (Massachusetts Fund)   South Carolina Municipal Series (South Carolina Fund)
Michigan Municipal Series (Michigan Fund)

Investment Strategies and Risks

The following information regarding the Funds' investments and risks supplements the information contained in the Prospectus.

The Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local income taxes, to the extent consistent with the preservation of capital and with consideration given to opportunities for capital gain.

Each Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within the four highest rating categories of Moody's Investors Service (Moody's) or Standard & Poor's Ratings Services (S&P). Municipal Securities rated in these categories are commonly referred to as investment grade. Each Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, a Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and repay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

A description of the credit rating categories is contained in Appendix A to this SAI.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of a Fund's investment objectives and structure might be necessary in the future due to market conditions that may result from future changes in the tax laws.

Municipal Securities. Municipal securities include short-term notes, commercial paper, and intermediate and long-term bonds issued by or on behalf of states, territories, and possessions of the United States and the District of

Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and in certain instances, applicable state or local income taxes. Municipal securities are traded primarily in the over-the-counter market. A Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940, as amended (1940 Act), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Funds invest principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds (IDBs) are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Funds may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal Notes include:

      1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

      2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. A Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that a Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or insurer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or
(2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Participation Interests. From time to time, a Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. A Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Each Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by a Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Funds currently do not purchase participation interests and have no current intention of doing so.

When-Issued Securities. Each Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. A Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date. A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Fund meets in respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in each Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933
Act)) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the

Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. Each Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

Taxable Investments. Under normal market conditions, each Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and (except for the National Fund) regular, personal income tax of its designated state. Such interest, however, may be subject to the federal alternative minimum tax and any applicable state alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of a Fund's net assets.

Except as otherwise specifically noted above, the Funds' investment strategies are not fundamental and a Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fund Policies

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund. Under these policies, a Fund may not:

- Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). A Fund will not purchase additional portfolio securities if such Fund has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

- Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

- As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed by the US Government or its agencies or instrumentalities);

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for directors;

- Purchase or hold any real estate, including limited partnership interests on real property, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

- Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers;

-     Purchase or sell commodities or commodity contracts; or

- Make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. No Fund has a present intention of entering into repurchase agreements.

A Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Temporary Defensive Position

In abnormal market conditions, if, in the judgment of a Fund, municipal securities satisfying a Fund's investment objectives may not be purchased, a Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not regular personal state income taxes. Such securities would include those described under "Municipal Securities" above that would otherwise meet the Fund's objectives.

Also, in abnormal market conditions, a Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody's or AA- or better by S&P); prime commercial paper (rated P-1 by Moody's or A-1+/A-1 by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates but a Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation.


The portfolio turnover rates for each Fund for the fiscal years ended September 30, 2002 and 2001 were: National - 6.97% and 20.58%; Colorado - 9.45% and
11.31%; Georgia - 13.66% and -0-%; Louisiana - 11.19% and 4.99%; Maryland -
19.30% and -0-%; Massachusetts - 5.74% and 5.09%; Michigan - 1.66% and 11.63%;
Minnesota - 8.09% and 1.02%%; Missouri - 4.04% and 5.70%; New York - 19.43% and 8.15%; Ohio - 0.79% and 7.57%; Oregon - 6.06% and 14.58%; and South Carolina - 0% and 2.80%. The fluctuation in portfolio turnover rates of certain Funds in fiscal years 2002 and 2001 resulted from conditions in the specific state and/or the bond market in general. A Fund's portfolio turnover rate will not be a limiting factor when a Fund deems it desirable to sell or purchase securities.

                             Management of the Funds

Board of Directors

The Board of Directors of the Series provides broad supervision over the affairs of the Funds.

Management Information


Information with respect to Directors and officers of the Series, is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

                            Term of                                                                             Number of
                          Office and                                                                          Portfolios in
                           Length of                                                                           Fund Complex
 Name, (Age), Position(s)    Time            Principal Occupation(s) During Past 5 Years, Directorships        Overseen by
        With Fund           Served*                             and Other Information                            Director
---------------------------------------------------------------------------------------------------------------------------
                                                              INDEPENDENT DIRECTORS
---------------------------------------------------------------------------------------------------------------------------
John R. Galvin (73)       1995 to Date   Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts              61
Director                                 University; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Chairman Emeritus, American
                                         Council on Germany; National Defense University and the Institute
                                         for Defense Analyses.  Formerly, Director, USLIFE Corporation, life insurance; Governor of the Center for Creative Leadership;
                                         Director, Raytheon Co., defense and commercial electronics; and
                                         Trustee of  the Institute for Defense Analyses.  From June 1987 to
                                         June 1992, he was the Supreme Allied Commander, Europe and the
                                         Commander-in-Chief, United States European Command.

Alice S. Ilchman (67)     1991 to Date   President Emeritus, Sarah Lawrence College; Director or Trustee of        61
Director                                 each of the investment companies of the Seligman Group of Funds**;
                                         Director, Jeannette K. Watson Summer Fellowship, summer internships for college students; Trustee, Save the Children, nonoprofit child-assistance organization, and the Committee for Economic
                                         Development; Governor, Court of Governors, London School of
                                         Economics; and Director, Public Broadcasting Service (PBS).
                                         Formerly, Chairman, The Rockefeller Foundation, charitable foundation; and Director, New York Telephone Company.

Frank A. McPherson (69)   1995 to Date   Retired Chairman of the Board and Chief Executive Officer of              61
Director                                 Kerr-McGee Corporation, diversified energy company; Director or
                                         Trustee of each of the investment companies of the Seligman Group of Funds**; Director, ConocoPhillips, oil and gas exploration and production, Integris Health, owner of various hospitals, BOK
                                         Financial, bank holding company, Oklahoma Chapter of the Nature
                                         Conservancy, Oklahoma Medical Research Foundation, Boys and Girls
                                         Clubs of Oklahoma, Oklahoma City Public Schools Foundation and
                                         Oklahoma Foundation for Excellence in Education.  Formerly,
                                         Director, Kimberly-Clark Corporation, consumer products.

John E. Merow (73)        1983 to Date   Retired Chairman and Senior Partner, Sullivan & Cromwell, law firm;       61
Director                                 Director or Trustee of each of the investment companies of the
                                         Seligman Group of Funds**; Director, Commonwealth Industries, Inc.,
                                         manufacturer of aluminum sheet products; Director and Treasurer, the
                                         Foreign Policy Association; Director Emeritus, Municipal Art Society
                                         of New York; Trustee and Secretary, the U.S. Council for
                                         International Business; Trustee, New York-Presbyterian Hospital;
                                         Trustee and Vice Chairman, New York-Presbyterian Healthcare System,
                                         Inc.; and Member of the American Law Institute and Council on
                                         Foreign Relations.

Betsy S. Michel (60)      1984 to Date   Attorney; Director or Trustee of each of the investment companies of      61
Director                                 the Seligman Group of Funds**; Trustee, The Geraldine R. Dodge
                                         Foundation, charitable foundation, and World Learning, Inc., charitable foundation.  Formerly, Chairman of the Board of Trustees of St. George's School (Newport, RI).

                            Term of                                                                             Number of
                          Office and                                                                          Portfolios in
                           Length of                                                                           Fund Complex
 Name, (Age), Position(s)    Time            Principal Occupation(s) During Past 5 Years, Directorships        Overseen by
        With Fund           Served*                             and Other Information                            Director
        ---------           -------                             ---------------------                            --------
Leroy C. Richie (61)      2000 to Date   Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.,        60
Director                                 library of technical standards; Director or Trustee of each of the investment companies of the Seligman Group of Funds** (except
                                         Seligman Cash Management Fund, Inc.); Director, Kerr-McGee
                                         Corporation, diversified energy company, and Infinity, Inc., oil and gas services and exploration; Director and Chairman, Highland
                                         Park Michigan Economic Development Corp.  Formerly, Trustee, New
                                         York University Law Center Foundation; Vice Chairman, Detroit
                                         Medical Center and Detroit Economic Growth Corp.; and  Chairman and
                                         Chief Executive Officer, Capital Coating Technologies, Inc.,
                                         applied coating technologies; and Vice President and General
                                         Counsel, Automotive Legal Affairs, Chrysler Corporation.

James Q. Riordan (75)     1991 to Date   Director or Trustee of each of the investment companies of the            61
Director                                 Seligman Group of Funds**; Director or Trustee, The Houston
                                         Exploration Company, oil exploration, and the Committee for
                                         Economic Development.  Formerly, Vice Chairman, Mobil Corporation,
                                         petroleum and petrochemicals; Co-Chairman of the Policy Council of the Tax Foundation; Director and President, Bekaert Corporation,
                                         high-grade steel cord, wire and fencing products; and a Director or
                                         Trustee of  Tesoro Petroleum Companies, Inc., Dow Jones & Company,
                                         Inc.,  business and financial news, KeySpan Corporation,
                                         diversified energy and electric company, The Brooklyn Museum and the Public Broadcasting Service (PBS).

Robert L. Shafer (70)     1983 to Date   Retired Vice President, Pfizer Inc., pharmaceuticals; Director or         61
Director                                 Trustee of each of the investment companies of the Seligman Group of Funds**.  Formerly, Director, USLIFE Corporation, life insurance.

James N. Whitson (67)     1993 to Date   Retired Executive Vice President and Chief Operating Officer,             61
Director                                 Sammons Enterprises, Inc., a diversified holding company; Director or Trustee of each of the investment companies of the Seligman
                                         Group of Funds**; Director and Consultant, Sammons Enterprises,
                                         Inc.; and Director, C-SPAN, cable television networks, and
                                         CommScope, Inc., manufacturer of coaxial cable.

-------------------------------------------------------------------------------------------------------------------------
                                      INTERESTED DIRECTORS AND PRINCIPAL OFFICERS
-------------------------------------------------------------------------------------------------------------------------
Paul C. Guidone*** (45)   2002 to Date   Managing Director and Chief Investment Officer, J. & W. Seligman &        60
Director                                 Co. Incorporated, Director or Trustee of each of the investment companies of the Seligman Group of Funds**, with the exception of
                                         Seligman Cash Management Fund, Inc.; Member of the Association of
                                         Investment Management and Research, the New York Society of
                                         Security Analysts and the London Society of Investment
                                         Professionals.  Formerly Deputy Chairman and Group Chief Executive
                                         Officer of HSBC Asset Management and, prior to that, Managing
                                         Director and Chief Investment Officer of Prudential Diversified
                                         Investments.

William C. Morris*** (64) 1988 to Date   Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the            61
Director and Chairman                    Board and Director or Trustee of each of the investment companies
of the Board                             of the Seligman Group of Funds**; Chairman, Seligman Advisors,
                                         Inc., Seligman Services, Inc., broker-dealer, and Carbo Ceramics
                                         Inc., manufacturer of ceramic proppants for oil and gas industry;
                                         and Director, Seligman Data Corp. and Kerr-McGee Corporation, a
                                         diversified energy company.  Formerly, Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino*** (50)      Dir.: 1993    Director and President, J. & W. Seligman & Co. Incorporated;              61
Director, President and      to Date     Director or Trustee, President and Chief Executive Officer of each
Chief Executive Officer    Pres.: 1995   of the investment companies of the Seligman Group of Funds**;
                             to Date     Director, Seligman Advisors, Inc. and Seligman Services, Inc.;
                            CEO: Nov.    Chairman, Seligman Data Corp.; Member of the Board of Governors of
                          2002 to Date   the Investment Company Institute; and Vice Chairman, ICI Mutual
                                         Insurance Company.

                            Term of                                                                             Number of
                          Office and                                                                          Portfolios in
                           Length of                                                                           Fund Complex
 Name, (Age), Position(s)    Time            Principal Occupation(s) During Past 5 Years, Directorships        Overseen by
        With Fund           Served*                             and Other Information                            Director
        ---------           -------                             ---------------------                            --------
Thomas Moles (60)         1983 to Date   Director and Managing Director, J. & W. Seligman & Co.                   N/A
Vice President and                       Incorporated; Vice President and Portfolio Manager, Seligman
Portfolio Manager                        Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc.
                                         and Seligman Pennsylvania Municipal Fund Series; Executive Vice
                                         President and Portfolio Manager, Seligman Quality Municipal Fund,
                                         Inc. and Seligman Select Municipal Fund, Inc., closed-end
                                         investment companies; and Director, Seligman Advisors, Inc. and
                                         Seligman Services, Inc.  Formerly, President, Seligman Quality
                                         Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.

Thomas Rose (45)          2000 to Date   Senior Vice President, Finance, J. & W. Seligman & Co.                   N/A
Vice President                           Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice
                                         President of each of the investment companies of the Seligman Group of Funds** and of Seligman Services, Inc. and Seligman
                                         International, Inc.  Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and of Seligman Data Corp.

Lawrence P. Vogel (46)     V.P.: 1992    Senior Vice President and Treasurer, Investment Companies, J. & W.       N/A
Vice President and           to Date     Seligman & Co. Incorporated; Vice President and Treasurer of each
Treasurer                 Treas.: 2000   of the investment companies of the Seligman Group of Funds** and of
                             to Date     Seligman Data Corp.  Formerly, Senior Vice President, Finance, J. &
                                         W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman
                                         International, Inc. and Seligman Data Corp.; Vice President,
                                         Seligman Services, Inc.; and Treasurer, Seligman International,
                                         Inc. and Seligman Henderson Co.

Frank J. Nasta (38)       1994 to Date   Managing Director, General Counsel and Corporate Secretary, J. & W.      N/A
Secretary                                Seligman & Co. Incorporated; Secretary, of each of the investment companies of the Seligman Group of Funds**; and Corporate
                                         Secretary, Seligman Advisors, Inc., Seligman Services, Inc.,
                                         Seligman International, Inc. and Seligman Data Corp.  Formerly,
                                         Corporate Secretary, Seligman Henderson Co. and Senior Vice
                                         President, Law & Regulation Department, J. & W. Seligman & Co.
                                         Incorporated.

-----------
* Each Director serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board.

** The Seligman Group of Funds consists of twenty-three registered investment companies.

*** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with
      J. & W. Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director and executive committee member of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Funds' shares.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met four times during the year ended September 30, 2002. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Merow, Richie, Riordan, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met three times during the year ended September 30, 2002. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow, and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met twice during the year ended September 30, 2002. Members of the Committee are Messrs. Shafer (Chairman), McPherson and Riordan, and Dr. Ilchman.

Beneficial Ownership of Shares

As of September 30, 2002, the Directors beneficially owned shares in the Funds and the Seligman Group of Funds as follows:

                   Dollar Range of Shares Owned By Director(1)

                                                                                  Aggregate Dollar
                                                                               Range of Shares Owned
                                                                                  by Director in
                            Michigan          National          New York         Seligman Group of
Name                          Fund              Fund              Fund                 Funds
------------------------------------------------------------------------------------------------------
                                        INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------
John R. Galvin                None          $1 - $10,000          None            $10,001-$50,000
Alice S. Ilchman              None              None          $10,001-$50,000      Over $100,000
Frank A. McPherson            None          $1 - $10,000          None             Over $100,000
John E. Merow                 None              None          $10,001-$50,000      Over $100,000
Betsy S. Michel               None         $10,001-$50,000        None             Over $100,000
Leroy C. Richie           $1 - $10,000          None              None            $10,001-$50,000
James Q. Riordan              None              None              None             Over $100,000
Robert L. Shafer              None              None          $1 - $10,000         Over $100,000
James N. Whitson              None         $10,001-$50,000        None             Over $100,000
------------------------------------------------------------------------------------------------------
                                         INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------
Paul C. Guidone               None              None              None           $50,001 - $100,000
William C. Morris             None         $10,001-$50,000     Over $100,000       Over $100,000
Brian T. Zino                 None              None              None             Over $100,000


--------------
(1)   None of the Directors beneficially own shares of the following Funds:
      Colorado Fund, Georgia Fund, Louisiana Fund, Maryland Fund, Massachusetts Fund, Minnesota Fund, Missouri Fund, Ohio Fund, Oregon, Fund and South Carolina Fund.



Compensation


                                                              Pension or            Total Compensation
                                           Aggregate      Retirement Benefits        from Funds and
            Name and                     Compensation      Accrued as Part of        Fund Complex Paid
       Position with Funds              from Funds (1)       Fund Expenses          to Directors (1)(2)
       -------------------              --------------       -------------          -------------------
John R. Galvin, Director                    $10,070               N/A                    $105,000
Alice S. Ilchman, Director                    9,026               N/A                      96,000
Frank A. McPherson, Director                  9,374               N/A                      99,000
John E. Merow, Director                      10,070               N/A                     105,000
Betsy S. Michel, Director                    10,070               N/A                     105,000
James C. Pitney, Director(3)                  5,098               N/A                      55,500
Leroy C. Richie, Director                    10,725               N/A                     105,000
James Q. Riordan, Director                    9,374               N/A                      99,000
Robert L. Shafer, Director                    9,374               N/A                      96,000
James N. Whitson, Director                   10,070(4)            N/A                     105,000(4)


-----------
(1)   For the Funds' fiscal year ended September 30, 2002.


(2)   The Seligman Group of Funds consists of twenty-three investment companies.

(3)   Mr. Pitney retired from the Board of Directors effective May 16, 2002.

(4)   Deferred.

No compensation is paid by the Funds to Directors or officers of the Funds who are employees of Seligman.

The Series has adopted a deferred compensation plan under which outside directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by J. & W. Seligman & Co. Incorporated (Seligman), as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Funds' financial statements. The total amount of deferred compensation (including earnings) payable in respect of the Funds to Mr. Whitson as of September 30, 2002 was $52,252.

Mr. Merow no longer defers current compensation; however, he has accrued deferred compensation in the amount of $35,059, as of September 30, 2002.

Each Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the deferred compensation plan.


Code of Ethics


Seligman, Seligman Advisors, Inc. (Seligman Advisors), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, Employees) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk or through an authorized dealer or investment advisor designated by Seligman. All Employee personal securities transactions must be pre-cleared through Seligman's compliance department. The compliance department and the order desk maintain a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.


A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission (SEC). You can access it through the SEC's Internet site, http://www.sec.gov.

               Control Persons and Principal Holders of Securities

Control Persons


As of January 6, 2003, there was no person or persons who controlled any of the Funds, either through significant ownership of Fund shares or any other means of control.


Principal Holders


As of January 6, 2003, the following principal holders owned of record 5% or more of the then outstanding shares of capital stock of a Class of shares of the following Funds:

                                                                     Percentage
                                                                      of Total
Name and Address                                        Fund/Class   Shares Held
----------------                                        ----------   -----------

MLPF&S for the Sole Benefit of its Customers, Attn:     National/A      5.15%
Fund Administration, 4800 Dear Lake Drive East,
Jacksonville, FL 32246

MLPF&S for the Sole Benefit of its Customers, Attn:     National/D     40.76%
Fund Administration, 4800 Dear Lake Drive East,
Jacksonville, FL 32246

The Dena Trust, 2650 Webster Street, San Francisco,     National/D     12.50%
CA 94123

A G Edwards & Sons, Inc., FBO Alice Pauls Trust, One    National/D      7.98%
North Jefferson, St. Louis, MO 63103

MLPF&S for the Sole Benefit of Customers, Attn. Fund    Colorado/A      5.24%
Administration, 4800 Deer Lake Drive East,
Jacksonville, FL 32246

Salomon Smith Barney Inc, FBO Customer Accounts, 333    Colorado/C     30.66%
West 34th Street, New York, NY 10001

McDonald Investments Inc FBO Customer Accounts, 4900    Colorado/C     29.89%
Tiedeman Road, Brooklyn, CO 80016-2142

US Bancorp Piper Jaffray, FBO Customer Accounts, US     Colorado/C     14.78%
Bancorp Center, 800 Nicollet Mail, Minneapolis, MN
55402

Salomon Smith Barney Inc, FBO Customer Accounts, 333    Colorado/C      8.27%
West 34th Street, New York, NY 10001

Dean Witter FBO Charles Levun, PO Box 250 Church        Colorado/C      6.26%
Street Station, New York, NY 10008-0250

MLPF&S for the Sole Benefit of Customers, Attn. Fund    Colorado/D     38.21%
Administration, 4800 Deer Lake Drive East,
Jacksonville, FL 32246

A G Edwards & Sons Inc FBO Annette Uhlfelder, One       Colorado/D     26.59%
North Jefferson, St. Louis, MO 63103-2287

Raymond James & Associates Inc., FBO Thompson JA&BW,    Colorado/D     24.81%
880 Carillon Pkwy, St. Petersburg, FL 33716

William & Kathleen McKay JTTEN, 5675 Coachwood Trail,   Colorado/D      5.58%
Colorado Springs, CO 80919-4455

MLPF&S for the Sole Benefit of Customers, Attn. Fund    Georgia/A      15.59%
Administration, 4800 Deer Lake Drive East,
Jacksonville, FL 32246

Salomon Smith Barney Inc, FBO Customer Accounts, 333    Georgia/C      22.21%
West 34th Street, New York, NY 10001

Julian Swann, 2734 Peachtree Rd., Atlanta, GA  30305    Georgia/C      15.19%

Dean Witter FBO Elvia Phillips, PO Box 250 Church       Georgia/C      11.52%
Street Station, New York, NY 31061-9339

Elizabeth Pritchett, 2600 Peachtree Rd., Atlanta, GA    Georgia/C      11.14%
30305

PaineWebber FBO William Shropshire DDS, 579 Waterford   Georgia/C      9.82%
Rd., Atlanta, GA 30318

James & Carol Melom JTTEN, 3103 Sandhurst Dr.,          Georgia/C      9.49%
Woodstock, GA 30189

First Clearing Corporation, FBO Frances O/Connell,      Georgia/C      5.71%
320 Junction Track, Roswell, GA 30075-3048

MLPF&S for the Sole Benefit of Customers, Attn. Fund    Georgia/D     24.57%
Administration, 4800 Deer Lake Drive East,
Jacksonville, FL 32246

Raymond James & Associates Inc., FBO Hunt & Cote, 880   Georgia/D      8.01%
Carillon Pkwy, St. Petersburg, FL 33716

First Clearing Corporation, FBO Rebecca & Jack Diemer   Georgia/D      6.63%
JTWROS, 4519 Wood Valley Drive, Acworth, GA
30101-5274

Gloria Norris, 230 North Peak Dr., Alpharetta, GA       Georgia/D      6.07%
30022

Donaldson Lufkin Jenrette Securities Corporation Inc,   Georgia/D      5.61%
PO Box 2052, Jersey City, NJ  07303-9998

MLPF&S for the Sole Benefit of Customers, Attn. Fund    Louisiana/A   16.85%
Administration, 4800 Deer Lake Drive East,
Jacksonville, FL 32246

Legg Mason Wood Walker Inc, FBO Customer Accounts, PO   Louisiana/C   50.90%
Box 1476, Baltimore, MD 21202

Prudential Securities Inc., FBO Clayton Davis, 1304     Louisiana/C    7.96%
Hillcroft Dr., Lake Charles, LA 70605-2565

Joseph & Jane Schouest JTTEN, 6730 Orleans Avenue,      Louisiana/C    7.46%
New Orleans, LA  70124

PaineWebber FBO The Rhodes Trust, 430 Normandy Rd.,     Louisiana/C    5.88%
Lafayette, LA 70503

Legg Mason Wood Walker Inc, FBO Customer Accounts, PO   Louisiana/C    5.83%
Box 1476, Baltimore, MD 21202

MLPF&S for the Sole Benefit of Customers, Attn. Fund    Louisiana/D   65.72%
Administration, 4800 Deer Lake Drive East,
Jacksonville, FL 32246

Prudential Securities Inc, FBO Dr. Cook, 3405 Holly     Louisiana/D   14.25%
Hill Rd., Lake Charles, LA  70605-1318

Dean Witter FBO Mr. Balentine, PO Box 250 Church        Louisiana/D   13.16%
Street Station, New York, NY 71111-6050

Morgan Keegan & Company Inc, FBO Customer Accounts,     Louisiana/D    5.69%
50 North Front Street, Memphis, TN 38103

MLPF&S for the Sole Benefit of Customers, Attn. Fund    Maryland/A     8.88%
Administration, 4800 Deer Lake Drive East,
Jacksonville, FL 32246

Salomon Smith Barney Inc, FBO Customer Accounts, 333    Maryland/C    23.57%
West 34th Street, New York, NY 10001

PaineWebber FBO Donn Andre, 5608 Granby Road,           Maryland/C        19.86%
Derwood, MD 20855

Francine Reich, 550 Rest Avenue, Catonsville, MD 21228  Maryland/C         6.02%

NFSC FBO Furgang Trust, 15714 Presswick Lane, Bowie,    Maryland/C         5.73%
MD 20716

Raymond James & Associates Inc., FBO Canfield BI&JN,    Maryland/C         5.53%
880 Carillon Pkwy, St. Petersburg, FL 33716

PaineWebber FBO Ethel Reed, 8800 Walther Blvd,          Maryland/C         5.18%
Parkville, MD 21234-9015

MLPF&S for the Sole Benefit of Customers, Attn. Fund    Maryland/D        13.87%
Administration, 4800 Deer Lake Drive East,
Jacksonville, FL 32246

Raymond James & Associates Inc., FBO Jordan DE&JD,      Maryland/D         5.42%
880 Carillon Pkwy, St. Petersburg, FL 33716

Harry Headley Trust, 21041 Goshen Road, Gaithersburg,   Maryland/D         5.25%
MD 20882-4226

PaineWebber FBO Judy Cohen, 7220 Denberg Road,          Maryland/D         5.06%
Baltimore MD 21209-1006

PaineWebber FBO Cohen JTWROS, 7220 Denberg Road,        Maryland/D         5.00%
Baltimore MD 21209-1006

NFSC FBO Mary Keating, 102 Palmer Road, Mashpee, MA     Massachusetts/C   15.18%
02649

NFSC FBO Richard Paulson, 293 Carterina Heights,        Massachusetts/C   13.18%
Concord, MA 01742

NFSC FBO Kathleen Smart, 14 Bluefield Terrace,          Massachusetts/C    9.22%
Weymouth, MA 02109

NFSC FBO Clyde Kessel, 385 Curve Street, Carlisle, MA   Massachusetts/C    6.91%
01741

MLPF&S for the Sole Benefit of Customers, Attn. Fund    Massachusetts/D   36.35%
Administration, 4800 Deer Lake Drive East,
Jacksonville, FL 32246

Donaldson Lufkin Jenrette Securities Corporation        Massachusetts/D   11.27%
Inc., PO Box 2052, Jersey City, NJ 07303-9998

Wexford Clearing Services Corp, FBO Richard Fischer,    Massachusetts/D    7.41%
174 Sherwood Lane, Raynham, MA 02767

Dean Witter FBO Ernest Smither Jr., PO Box 250,         Massachusetts/D    5.02%
Church Street Station, New York, NY 10008-0250

MLPF&S for the Sole Benefit of Customers, Attn. Fund    Michigan/A         5.75%
Administration, 4800 Deer Lake Drive East,
Jacksonville, FL 32246

PaineWebber FBO Lillian Knoop, 2005 Kenmore, Grosse     Michigan/C        20.57%
Pt Woods, MI 48236-1931

PaineWebber FBO Horowitz Investment Trust, 1451         Michigan/C     9.38%
Stanlake, East Lansing, MI 48823

Robert Baird & Co., Inc., FBO Customer Accounts, 777    Michigan/C     8.71%
East Wisconsin Avenue, Milwaukee, WI 53202

NFSC FBO Clara Burrell & Jeri Leighton, 934 D.          Michigan/C     8.54%
Grenoble Dr., Lansin, MI 48917

Emily & Harold Bushfield JTTEN, 41155 Pond View Rd.,    Michigan/C     7.65%
Sterling Heights, MI 48314

Unnamed Account, 4900 Tiedeman Road, Brooklyn, OH       Michigan/C     5.27%
44144

MLPF&S For the Sole Benefit of Customers, Attn. Fund    Michigan/D    51.46%
Administration, 4800 Deer Lake Drive East,
Jacksonville, FL  32246

Jerry and Karen Hendrickson JTTEN, 4706 Havana          Michigan/D     6.85%
Avenue, Wyoming, MI 49509

Ferris Baker Watts Inc., Jean Ice Trust, 11926          Michigan/D     6.71%
Fifteen Mile Road, Sterling Heights, MI 48312

PaineWebber FBO Mr. Bly, 680 7th Street, Hancock, MN    Minnesota/C   32.30%
56244

PaineWebber FBO Ronald and Francis Moening, 11378       Minnesota/C   15.09%
Louisiana Circle, Blooming, MN  55438

LPL Financial Services, FBO Customer Accounts, 9785     Minnesota/C   13.08%
Towne Centre Drive, San Diego, CA  92121

US Bancorp Piper Jaffray, FBO Customer Accounts, US     Minnesota/C    9.86%
Bancorp Center, 800 Nicollet Mall, Minneapolis, MN
55402

PaineWebber FBO Corinne Michel and Martha Dautel, Box   Minnesota/C    7.87%
835, Grand Marais, MN 55604

RBC Dain Raucher FBO Patricia Hill, 3402 22nd Street,   Minnesota/C    7.72%
St. Cloud, MN 56301

PaineWebber FBO Bert & Iverne Enestvedt JTWROS, RR1,    Minnesota/C    7.47%
Sacred Heart, MN 56285

MLPF&S For the Sole Benefit of Customers, Attn. Fund    Minnesota/D   43.79%
Administration, 4800 Deer Lake Drive East,
Jacksonville, FL 32246

US Bancorp Piper Jaffray, FBO Accounts, US Bancorp      Minnesota/D    9.00%
Center, 800 Nicollet Mall, Minneapolis, MN  55402

Bradley Nelson Trust, 4 North Mallard Road, North       Minnesota/D    7.19%
Oaks, MN 55127

MLPF&S for the Sole Benefit of Customers, Attn. Fund    Missouri/A     9.13%
Administration, 4800 Deer Lake Drive East,
Jacksonville, FL 32246

CIBC World Markets Corp, FBO Customer Accounts, PO      Missouri/C    44.96%
Box 3484, Church Street Station, New York, NY
10008-3484

Raymond James & Associates Inc., FBO The Price Trust,   Missouri/C    33.16%
880 Carillon Pkwy, St. Petersburg, FL  33716

George and Henrietta Beck JTTEN, 5474 Hodiamont,        Missouri/C    13.45%
Jennings, MO 63136

Donaldson Lufkin Jenrette Securities Corporation        Missouri/C     5.48%
Inc., PO Box 2052, Jersey City, NJ 07303-9998

MLPF&S for the Sole Benefit of Customers, Attn. Fund    Missouri/D    23.88%
Administration, 4800 Deer Lake Drive East,
Jacksonville, FL 32246

Donaldson Lufkin Jenrette Securities Corporation        Missouri/D    14.92%
Inc., PO Box 2052, Jersey City, NJ 07303-9998

FISERV Securities Inc., Attn Mutual Funds Dept., One    Missouri/D    10.99%
Commerce Square, 2005 Market Street, Suite 1200,
Philadelphia, PA  19103

FISERV Securities Inc. FAO, Attn Mutual Funds Dept.,    Missouri/D    10.96%
One Commerce Square, 2005 Market Street, Suite 1200,
Philadelphia, PA 19103

Charles and Maxine Worley Trust, Lake Road, Box 1156,   Missouri/D     9.34%
Laurie, MO 65038

CIBC World Markets Corp., FBO Accounts, PO Box 3484,    Missouri/D     7.19%
Church Street Station, New York, NY 10008-3484

PaineWebber FBO William Bollinger Trust, 9189           Missouri/D     5.93%
Foxbridge Drive, MO 63127

MLPF&S for the Sole Benefit of Customers, Attn. Fund    New York/A     7.05%
Administration, 4800 Deer Lake Drive East,
Jacksonville, FL 32246

Ronald Schroeder, 100 Park Avenue, New York, NY  10017  New York/A     6.21%

US Clearing Corp., FBO Customer Accounts, 26            New York/C    14.45%
Broadway, New York, NY  10004

Legg Mason Wood Walker Inc., FBO Customer Accounts,     New York./C    7.65%
PO Box 1476, Baltimore, MD 21202

MLPF&S for the Sole Benefit of Customers, Attn. Fund    New York/D    34.88%
Administration, 4800 Deer Lake Drive East,
Jacksonville, FL 32246

PaineWebber FBO Diana Riklis, 1020 Park Avenue, New     New York/D    27.54%
York, NY 10028

Legg Mason Wood Walker Inc., FBO Customer Accounts,     New York./D    7.19%
PO Box 1476, Baltimore, MD  21202

PaineWebber FBO Nathan and Vivian Lorman, 130 East      New York/D     5.69%
63rd Street, New York, NY 10021

MLPF&S for the Sole Benefit of Customers, Attn. Fund    Ohio/A         7.85%
Administration, 4800 Deer Lake Drive East,
Jacksonville, FL 32246

McDonald Investments, Inc., FBO Customer Accounts,      Ohio/C        19.50%
4900 Tiedeman Road, Brooklyn, OH 44035

PaineWebber FBO Christine Zelnik, 500 Trillium Dr, PO   Ohio/C         8.99%
Box 170, Galloway, OH 43119-0170

A G Edwards & Sons Inc., FBO Linda Klais Trust, One     Ohio/C         7.66%
North Jefferson, St. Louis, MO 63103

Raymond James & Associates, Inc., FBO Customer          Ohio/C         5.45%
Accounts, 880 Carillon Pkwy, St. Petersburg, FL 33716

MLPF&S for the Sole Benefit of Customers, Attn. Fund    Ohio/D        38.45%
Administration, 4800 Deer Lake Drive East,
Jacksonville, FL 32246

Raymond James & Assoc Inc, FBO O'Malley Gunn, 880       Ohio/D        15.00%
Carillon Pkwy, St. Petersburg, FL 33716

Geraldine Linnevers and Bruce Tomcik, 3982 Tennyson     Ohio/D        11.14%
Lane, No Olmsted, OH 44070

Bruce Tomcik & Geraldine Linnevers, PO Box 444, No      Ohio/D         7.26%
Olmsted, OH 44070-0444

McDonald Investments Inc, FBO Customer Accounts,        Ohio/D         6.32%
Suite 2100, 800 Superior Avenue, Cleveland, OH  44114

Virginia Card Polley, Holladay Park Plaza, 1300 NE      Oregon/C      34.00%
16th Avenue, Portland, OR  97232

NFSC FBO Cavenar Marital Trust, PO Box 228, Azalea,     Oregon/C       9.10%
OR 97410

Dean Witter FBO Marion Swearingen Trust, PO Box 250,    Oregon/C       7.78%
Church Street Station, New York, NY  97219-2010

LPL Financial Services, FBO Customer Accounts, 9785     Oregon/C       6.98%
Towne Centre Drive, San Diego, CA 92121-1968

Salomon Smith Barney Inc, FBO Customer Accounts, 333    Oregon/C       6.59%
West 34th Street, New York, NY 10001

MLPF&S for Sole Benefit of Customers, Attn Fund         Oregon/D      31.66%
Administration, 4800 Deer Lake Drive East,
Jacksonville, FL 32246

PaineWebber FBO The Wills Exemption Trust, 137 Wiggo    Oregon/D      12.85%
Lane, Glide, OR 97443

The Ochs Trust, 441 Ninth Street, Lake Oswego, OR       Oregon/D       7.45%
97034

MLPF&S for the Sole Benefit of Customers, Attn. Fund    South          8.00%
Administration, 4800 Deer Lake Drive East,              Carolina/A
Jacksonville, FL 32246

Legg Mason Wood Walker, Inc., FBO Customer Accounts,    South          8.44%
PO Box 1476, Baltimore, MD 21202                        Carolina/C

Salomon Smith Barney Inc, FBO Customer Accounts, 333    South          5.10%
West 34th Street, New York, NY 10001                    Carolina/C

MLPF&S for the Sole Benefit of Customers, Attn. Fund    South         14.03%
Administration, 4800 Deer Lake Drive East,              Carolina/D
Jacksonville, FL 32246

John Toal, 294 Chippewa Drive, Columbia, SC 29210-6509  South         10.87%
                                                        Carolina/D

Edward D. Jones & Co., FAO David Wood Products, Inc.,   South          5.28%
PO Box 2500, Maryland Heights, MO 63043                 Carolina/D

Management Ownership


As of January 6, 2003, Directors and officers of the Funds did not own any Class A shares of the then outstanding shares of capital stock of the Funds, with the exception of the Michigan Fund, National Fund and New York Fund, of which Directors and officers of these Funds as a group owned less than 1% with respect to the Michigan and National Funds and as a group owned 2.32% with respect to the New York Fund.

As of the same period, Directors and officers of the Funds did not own any Class C or Class D shares of the then outstanding shares of capital stock of the Funds.


                     Investment Advisory and Other Services

Investment Manager


Subject to the control of the Series' Board of Directors, Seligman manages the investment of the assets of the Funds and administers the Series' business and other affairs pursuant to a management agreement approved by the Board of Directors and the initial shareholders of the Funds (Management Agreement). Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Funds. No person or persons, other than the directors, officers or employees of Seligman and the Series, regularly advise the Series or the Funds with respect to its investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Directors and Chairman of the Funds, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman. See Appendix C to this SAI for further history of Seligman.


All of the officers of the Funds listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.


The Funds pay Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.50% per annum of each Fund's average daily net assets. The following chart indicates the management fees paid by each Fund for the fiscal years ended September 30, 2002, September 30, 2001 and 2000. Seligman reimbursed expenses of the Michigan Fund amounting to $0, $182,469 and $164,296, respectively, for the fiscal years ended September 30, 2002, 2001 and 2000. Seligman reimbursed expenses of the New York Fund amounting to $0, $109,748 and $99,719, respectively, for the fiscal years ended September 30, 2002, 2001 and 2000. Seligman reimbursed expenses of the Ohio Fund amounting to $0, $187,635 and $173,301, respectively, for the fiscal years ended September 30, 2002, 2001 and 2000.

                                                 Fiscal           Management
                                                  Year               Fee
                    Fund                         Ended             Paid ($)
                    ----                         -----             --------
                    National                    9/30/02            $482,948
                                                9/30/01             480,363
                                                9/30/00             472,503

                                                 Fiscal           Management
                                                  Year               Fee
                    Fund                         Ended             Paid ($)
                    ----                         -----             --------
                    Colorado                    9/30/02            $191,312
                                                9/30/01             191,050
                                                9/30/00             204,606

                    Georgia                     9/30/02            $201,473
                                                9/30/01             201,669
                                                9/30/00             206,690

                    Louisiana                   9/30/02            $249,183
                                                9/30/01             249,980
                                                9/30/00             246,477

                    Maryland                    9/30/02            $243,792
                                                9/30/01             246,942
                                                9/30/00             246,125

                    Massachusetts               9/30/02            $435,141
                                                9/30/01             432,695
                                                9/30/00             445,379

                    Michigan                    9/30/02            $619,600
                                                9/30/01             613,007
                                                9/30/00             604,508

                    Minnesota                   9/30/02            $496,978
                                                9/30/01             500,461
                                                9/30/00             513,601

                    Missouri                    9/30/02            $189,177
                                                9/30/01             195,787
                                                9/30/00             202,975

                    New York                    9/30/02            $450,288
                                                9/30/01             410,195
                                                9/30/00             369,445

                    Ohio                        9/30/02            $647,188
                                                9/30/01             654,306
                                                9/30/00             646,201

                    Oregon                      9/30/02            $299,135
                                                9/30/01             288,856
                                                9/30/00             272,180

                    South Carolina              9/30/02            $435,711
                                                9/30/01             444,958
                                                9/30/00             450,635


The Funds pay all of their expenses other than those assumed by Seligman, including shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Funds not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated among the Funds in a manner determined by the Board of Directors to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Management Agreement was unanimously adopted by the Board of Directors at a Meeting held on October 11, 1988 and was approved by the shareholders at a meeting held on December 16, 1988. The Management Agreement with respect to a Fund will continue in effect until December 29 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified a Fund at least 60 days prior to December 29 of any year that it does not desire such continuance. The Management Agreement may be terminated by a Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. Seligman Municipal Fund Series, Inc. has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.


At the November 21, 2002 Board of Directors meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for these meetings, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Directors conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered many factors, including, but not limited to: (1) the investment results achieved by Seligman for the Funds (including investment performance comparisons with other comparable investment companies and certain indices); (2) the nature and quality of the administrative services rendered by Seligman; (3) the payments received by Seligman and its affiliates from all sources involving both the Funds and the other investment companies in the Seligman Group of Funds; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing service of all types to the Funds and to the other investment companies in the Seligman Group and a comparison of the overall profitability of Seligman to the profitability of certain other investment advisers; (5) information concerning the Funds' expense ratio and competitive industry fee structures and expense ratios, including, specifically, the relationship of the Funds' management fee rates to those typically paid by similar funds; (6) Seligman's policies and practices regarding allocation of portfolio transactions, including the use of brokers or dealers that provided research and other services to Seligman and the benefits derived from such services to the Funds and to Seligman; (7) portfolio turnover for the Funds and other comparable investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) the fall-out benefits which Seligman and its affiliates receive from Seligman's relationship to the Funds. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the compensation paid to Seligman under the Management Agreement was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Director) considered relevant in the exercise of its (or such Director's) reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

Portfolio Performance. The Board of Directors considered the performance of the Funds as compared to the performance of other comparable mutual funds and as compared to appropriate securities indices. Directors also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Directors in connection with the November 21, 2002 Board of Directors meeting, the Board receives detailed information related to performance of the Funds at each Board meeting during the year.

Expenses of the Fund. The Board also considered the management fee rate paid by the Funds to Seligman and the other expenses of the Funds, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.

Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2001 and 2002 (through September 30) and estimates for full-year 2002. The information considered by the Board of Directors included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Directors also reviewed profitability data and estimated profitability data for each of the investment companies of the Seligman Group of Funds on a fund-by-fund basis. The Board of Directors reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.

Fall-Out Benefits. The Directors considered the services provided to the Funds and its shareholders by Seligman Services, Inc. (Seligman Services), an affiliate of Seligman, and the 12b-1 fees each Fund pays to Seligman Services in respect of shares of the Funds held in accounts for which there would not otherwise be a broker of record.


Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under "Management Information" as directors or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, subject to the control of the Board of Directors, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Funds with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Funds who are employees or consultants of Seligman and of the officers and employees of the Funds. Seligman also provides senior management for Seligman Data Corp., the Funds' shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to any of the Funds.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise any Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of each Fund, as set forth below:

Class A shares:

                                                                  Regular Dealer
                             Sales Charge       Sales Charge        Reallowance
                              as a % of         as a % of Net        as a % of
Amount of Purchase        Offering Price(1)    Amount Invested    Offering Price
------------------        -----------------    ---------------    --------------
Less than $50,000                4.75%              4.99%              4.25%
$50,000  - $99,999               4.00               4.17               3.50
$100,000 - $249,999              3.50               3.63               3.00
$250,000 - $499,999              2.50               2.56               2.25
$500,000 - $999,999              2.00               2.04               1.75
$1,000,000 and over                 0                  0                  0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                                  Regular Dealer
                             Sales Charge       Sales Charge        Reallowance
                              as a % of         as a % of Net        as a % of
Amount of Purchase        Offering Price(1)    Amount Invested    Offering Price
------------------        -----------------    ---------------    --------------
Less than  $100,000              1.00%              1.01%              1.00%
$100,000 - $249,999              0.50               0.50               0.50
$250,000 - $1,000,000               0                  0                  0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.


Seligman Services, Inc. (Seligman Services), an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Funds' shares. For the fiscal years ended September 30, 2002, 2001 and 2000, Seligman Services received commissions in the following amounts:

                                              Commissions Paid to
       Fund                                    Seligman Services
       ----                                    -----------------
                                     2002             2001             2000
                                     ----             ----             ----
       National                     $1,511            $649           $1,125
       Colorado                      1,844           6,848            4,307
       Georgia                         980             110               91
       Louisiana                     2,229              26              -0-
       Maryland                      1,656           1,775            3,898
       Massachusetts                   913           1,949              419
       Michigan                      1,260           1,087              702
       Minnesota                       604             707              405
       Missouri                      1,021             -0-              -0-
       New York                      3,729           3,797            1,838
       Ohio                          1,037           3,195            1,418
       Oregon                            9             272                9
       South Carolina                3,222           2,881            2,840


Rule 12b-1 Plan

The Series has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class C and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Funds; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Funds, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectus to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Funds. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund. Payments made by each Fund under its Rule 12b-1 Plan are intended to be used to encourage sales of shares of such Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Funds' Board of Directors. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A


Under the 12b-1 Plan, each Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations currently receive from Seligman Advisors a continuing service fee of up to 0.10% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors and may not be increased from 0.10% without approval of the Directors. The Funds are not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If the 12b-1 Plan is terminated in respect of Class A shares of any Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2002, equivalent to 0.10% per annum of the Class A shares' average daily net assets, was as follows:

                                                       Total
                Fund                                 Fees Paid
                ----                                 ---------
                National                               $89,714
                Colorado                                39,160
                Georgia                                 37,050
                Louisiana                               47,853
                Maryland                                46,166
                Massachusetts                           82,364
                Michigan                               129,122
                Minnesota                               97,580
                Missouri                                35,483
                New York                                88,946
                Ohio                                   127,292
                Oregon                                  54,732
                South Carolina                          76,876


Class C


Under the 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Funds. The total amount paid by each Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2002, equivalent to 1% per annum of the Class C shares' average daily net assets, was as follows:

                                                         Total
                  Fund                                 Fees Paid
                  ----                                 ---------
                  National                               $39,167
                  Colorado                                 1,170
                  Georgia                                  4,766
                  Louisiana                                7,933
                  Maryland                                 4,263
                  Massachusetts                           12,739
                  Michigan                                10,417
                  Minnesota                                3,769
                  Missouri                                   756
                  New York                                47,717
                  Ohio                                    11,018
                  Oregon                                  12,856
                  South Carolina                          20,836



The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Funds may exceed the 12b-1 fees paid by the Funds in that year. The 12b-1 Plan permits expenses incurred by Seligman Advisors in respect to Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2002, Seligman Advisors incurred the following amounts of expenses in respect of each Fund's Class C shares that were not reimbursed from amounts received from each Funds' 12b-1 Plan:

                           Amount of Unreimbursed     % of the Net Assets of
                           Expenses Incurred With           Class C at
   Fund                  Respect to Class C Shares      September 30, 2002
   ----                  -------------------------      ------------------
   National                        $98,108                     1.66%
   Colorado                         10,512                     6.21
   Georgia                          15,559                     2.59
   Louisiana                        15,921                     2.07
   Maryland                         10,643                     2.22
   Massachusetts                    24,943                     1.65
   Michigan                         19,757                     1.69
   Minnesota                         4,327                     1.00
   Missouri                          1,643                     2.00
   New York                         89,172                     1.28
   Ohio                             22,670                     1.70
   Oregon                           18,922                     1.25
   South Carolina                   58,796                     1.79


If the 12b-1 Plan is terminated in respect to Class C shares of the Funds, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class C shares.

Class D


Under the 12b-1 Plan, each Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of Class D shares. This fee is used by

Seligman Advisors, as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of each Fund. The total amount paid by each Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2002, equivalent to 1% per annum of the Class D shares' average daily net assets, was as follows:

                                                       Total
                Fund                                 Fees Paid
                ----                                 ---------
                National                               $38,540
                Colorado                                 4,435
                Georgia                                 19,692
                Louisiana                                9,940
                Maryland                                22,386
                Massachusetts                           16,436
                Michigan                                19,683
                Minnesota                               16,542
                Missouri                                 5,751
                New York                                33,276
                Ohio                                    16,304
                Oregon                                  24,160
                South Carolina                          45,235


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from that Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2002, Seligman Advisors incurred the following amounts of expenses in respect of each Fund's Class D shares that were not reimbursed from amounts received from each Funds' 12b-1 Plan:

                           Amount of Unreimbursed      % of the Net Assets
                           Expenses Incurred With         of Class D at
      Fund               Respect to Class D Shares      September 30, 2002
      ----               -------------------------      ------------------
      National                    $61,572                       1.52%
      Colorado                     46,783                      10.15
      Georgia                     105,934                       5.27
      Louisiana                    52,183                       4.65
      Maryland                     53,117                       2.26
      Massachusetts                79,671                       4.62
      *Michigan                    66,689                       3.37
      Minnesota                    62,881                       3.53
      Missouri                     48,822                       8.14
      New York                     51,498                       1.46
      Ohio                         49,232                       2.93
      Oregon                       79,721                       2.97
      South Carolina              133,586                       2.77

If the 12b-1 Plan is terminated in respect of Class D shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class D shares.


Payments made by the Funds under the 12b-1 Plan in respect of Class A shares, Class C shares and Class D shares for the fiscal year ended September 30, 2002, were spent on the following activities in the following amounts:

                                   Compensation            Compensation
                                        To                      To
            Fund/Class             Underwriters           Broker/Dealers
            ----------             ------------           --------------
      National/A                         -0-                     $89,714
      National/C                     $18,863                      20,304
      National/D                       2,324                      36,216

      Colorado/A                         -0-                      39,160
      Colorado/C                         421                         749
      Colorado/D                         998                       3,437

      Georgia/A                          -0-                      37,050
      Georgia/C                        2,392                       2,374
      Georgia/D                          802                      18,890

      Louisiana/A                        -0-                      47,853
      Louisiana/C                      3,294                       4,639
      Louisiana/D                        776                       9,164

      Maryland/A                         -0-                      46,166
      Maryland/C                       1,661                       2,602
      Maryland/D                       1,933                      20,453

      Massachusetts/A                    -0-                      82,364
      Massachusetts/C                  5,751                       6,988
      Massachusetts/D                  1,056                      15,380

      Michigan/A                         -0-                     129,122
      Michigan/C                       4,444                       5,973
      Michigan/D                       5,181                      14,502

      Minnesota/A                        -0-                      97,580
      Minnesota/C                      2,026                       1,743
      Minnesota/D                      2,045                      14,497

      Missouri/A                         -0-                      35,483
      Missouri/C                          39                         717
      Missouri/D                       1,464                       4,287

      New York/A                         -0-                      88,946
      New York/C                      30,149                      17,568
      New York/D                       3,308                      29,968

      Ohio/A                             -0-                     127,292
      Ohio/C                           6,378                       4,640
      Ohio/D                           2,861                      13,443

      Oregon/A                           -0-                      54,732
      Oregon/C                         6,112                       6,744
      Oregon/D                         2,015                      22,145

                                   Compensation            Compensation
                                        To                      To
            Fund/Class             Underwriters           Broker/Dealers
            ----------             ------------           --------------
      South Carolina/A                   -0-                     $76,876
      South Carolina/C               $12,083                       8,753
      South Carolina/D                 5,626                      39,609


The 12b-1 Plan was approved on July 16, 1992 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (Qualified Directors) and was approved by shareholders of the Funds on November 23, 1992. The 12b-1 Plan became effective on January 1, 1993. Amendments to the 12b-1 Plan were approved in respect of the Class D shares on November 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of each Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Directors and the Qualified Directors in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Funds shall provide to the Directors, and the Directors shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Funds be made by such disinterested Directors.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation pursuant to each Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 2002, 2001 and 2000, Seligman Services received distribution and service fees pursuant to each Fund's 12b-1 Plan as follows:

                                    Distribution and Service Fees
                                               Paid to
                                          Seligman Services
     Fund                      2002              2001             2000
     ----                      ----              ----             ----
     National                $ 7,703            $ 7,413         $ 6,196
     Colorado                  3,062              3,201           2,775
     Georgia                   1,059                863             802
     Louisiana                 1,129                928             878
     Maryland                  2,518              2,063           1,275
     Massachusetts             2,261              2,372           1,915
     Michigan                  2,814              3,366           2,644
     Minnesota                 1,991              2,923           2,482
     Missouri                  1,564              1,872           2,339
     New York                 16,368             15,364          11,374
     Ohio                      6,086              4,417           3,228
     Oregon                    5,125              4,867           2,874
     South Carolina            2,524              1,994           5,992

Other Service Providers

Seligman Data Corp., which is owned by certain other investment companies in the Seligman Group, is the shareholder servicing agent and dividend paying agent for the Funds. SDC charges the Funds at cost for its services. Certain officers and directors of the Funds are also officers and directors of SDC.


                    Brokerage Allocation and Other Practices

Brokerage Transactions


For the fiscal years ended September 30, 2002, 2001 and 2000, no brokerage commissions were paid by any of the Funds. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by

Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.


In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

Commissions


For the fiscal years ended September 30, 2002, 2001 and 2000, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Funds, Seligman, or Seligman Advisors.

Directed Brokerage

Not Applicable.


Regular Broker-Dealers


During the Funds' fiscal year ended September 30, 2002, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.


                       Capital Stock and Other Securities

Capital Stock


The Series is authorized to issue 1,300,000,000 shares of capital stock, each with a par value of $.001 each, divided into thirteen different series (which represent each of the Funds). Each Fund has three classes, designated Class A common stock, Class C common stock and Class D common stock. Each share of a Fund's Class A, Class C and Class D common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan (Multiclass Plan) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.


Other Securities

The Series has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Member Sales Charge Reductions. Class A shares of the Funds may be issued without a sales charge to present and former directors, trustees, officers, employees (and their family members) of the Funds, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of a Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of a Fund and Class A shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of Class A shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the Prospectus. The value of the shares owned, including the value of Class A shares of Seligman Cash Management Fund acquired in an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through an authorized dealer or financial advisor or directly with Seligman Advisors; however, this applies only if Seligman Advisors is notified by an investor or authorized dealer or financial advisor of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

      1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

      2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

      3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)   to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9)   to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Funds' Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of a Fund may use the Funds' Systematic Withdrawal Plan to withdraw up to 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C shares and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)   in connection with (1) distributions from retirement plans qualified under
      Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
      Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Funds;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)   in whole or in part, in connection with systematic withdrawals;


(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program; and


(7) on inicidental redemptions to cover administrative expenses (such expenses include, but are not limited to, directors/trustees fees, wire fees or courier fees) not to exceed $25.00 per occurrence.

If, with respect to a redemption of any Class A, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Funds (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class C shares and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.


Portfolio securities in which the Funds invest are traded primarily in the over-the-counter market. Municipal securities and other short-term holdings maturing in more than 60 days are valued on the basis of quotations provided by an independent pricing service, approved by the Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. In the absence of such quotations, fair value will be determined in accordance with procedures approved by the Directors. Short-term holdings having remaining maturities of 60 days or less are generally valued at amortized cost.


Generally, trading in certain securities such as municipal securities, corporate bonds, US Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of a Fund's shares are computed as of such times.

Specimen Price Make-Up


Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class D shares are sold at NAV(2). Using each Class's NAV at September 30, 2002, the maximum offering price of the Funds' shares is as follows:

                                                            Class A shares
                                                            --------------

                                   NAV          +          Maximum Sales Charge        =       Offering Price
         Fund                   Per Share                (4.75% of Offering Price)                to Public
         ----                   ---------                -------------------------                ---------
National                         $8.05                             $0.40                            $8.45
Colorado                          7.69                              0.38                             8.07
Georgia                           8.10                              0.40                             8.50
Louisiana                         8.41                              0.42                             8.83
Maryland                          8.27                              0.41                             8.68
Massachusetts                     8.38                              0.42                             8.80
Michigan                          8.64                              0.43                             9.07
Minnesota                         7.92                              0.39                             8.31
Missouri                          8.02                              0.40                             8.42
New York                          8.43                              0.42                             8.85
Ohio                              8.26                              0.41                             8.67
Oregon                            8.03                              0.40                             8.43
South Carolina                    8.25                              0.41                             8.66


                                                           Class C shares
                                                           --------------

                                   NAV          +     Maximum Sales Charge (1.00% of   =       Offering Price
Fund                            Per Share                   Offering Price(1))                    to Public
----                            ---------                   ------------------                    ---------
National                          $8.05                           $0.08                             $8.13
Colorado                           7.68                            0.08                              7.76
Georgia                            8.12                            0.08                              8.20
Louisiana                          8.41                            0.08                              8.49
Maryland                           8.29                            0.08                              8.37
Massachusetts                      8.37                            0.08                              8.45
Michigan                           8.63                            0.09                              8.72
Minnesota                          7.93                            0.08                              8.01
Missouri                           8.02                            0.08                              8.10
New York                           8.44                            0.09                              8.53
Ohio                               8.31                            0.08                              8.39
Oregon                             8.03                            0.08                              8.11
South Carolina                     8.24                            0.08                              8.32

                                 Class D shares
                                 --------------

                                                     NAV and Offering
                Fund                                Price Per Share(2)
                ----                                -----------------
                National                                  $8.05
                Colorado                                   7.68
                Georgia                                    8.12
                Louisiana                                  8.41
                Maryland                                   8.29
                Massachusetts                              8.37
                Michigan                                   8.63
                Minnesota                                  7.93
                Missouri                                   8.02
                New York                                   8.44
                Ohio                                       8.31
                Oregon                                     8.03
                South Carolina                             8.24


-----------------
(1) In addition to the 1.00% front-end sales charge, Class C shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase.

(2) Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency, which make the disposal by a Fund of its shares impracticable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or (iii) such other periods as ordered by the SEC for the protection of the Funds' shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              Taxation of the Funds

Each of the Funds is treated as a separate corporation for federal income tax purposes. As a result, determinations of net investment income, exempt-interest dividends and net long-term and short-term capital gain and loss will be made separately for each Fund.

Each of the Funds is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, a Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of a Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (2) and a Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities).

Federal Income Taxes

If, at the end of each quarter of its taxable year, at least 50% of a Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by a Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less any expenses allocable to the Fund.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from a Fund's other investment income (other than exempt interest dividends) or from net realized short-term gain will taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

Interest on indebtedness incurred or continued to purchase or carry shares of any Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.

Any gain or loss realized upon a sale or redemption of shares in a Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of any Fund.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number.

Colorado Taxes

In the opinion of Ireland Stapleton Pryor Pascoe, P.C., Colorado tax counsel to the Colorado Fund, individuals, trusts, estates and corporations who are holders of the Colorado Fund and who are subject to the Colorado income tax will not be subject to Colorado income tax or the Colorado alternative minimum tax on Colorado Fund dividends to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code, which are derived from interest income received by the Colorado Fund on (a) obligations of the State of Colorado or its political subdivisions which are issued on or after May 1, 1980, or if issued before May 1, 1980, to the extent such interest is specifically exempt from income taxation under the laws of the State of Colorado authorizing the issuance of such obligations; (b) obligations of the United States or its possessions to the extent included in federal taxable income; or (c) obligations of territories or possessions of the United States to the extent federal law exempts interest on such obligations from taxation by the states (collectively, Colorado Obligations). To the extent that Colorado Fund distributions are attributable to sources not described in the preceding sentence, such distributions, including but not limited to, long or short-term gains, will not be exempt from Colorado income tax and may be subject to Colorado's alternative minimum tax. There are no municipal income taxes in Colorado. As intangibles, shares in the Colorado Fund are exempt from Colorado property taxes.

The Colorado Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Colorado Obligations and exempt from the Colorado income tax.

Georgia Taxes

In the opinion of King & Spalding, Georgia tax counsel to the Georgia Fund, under existing Georgia law, shareholders of the Georgia Fund will not be subject to Georgia income taxes on dividends with respect to shares of the Georgia Fund to the extent that such distributions represent exempt-interest dividends for federal income tax purposes that are attributable to interest-bearing obligations issued by or on behalf of the State of Georgia or its political subdivisions, or by the governments of Puerto Rico, the Virgin Islands, or Guam (collectively, Georgia Obligations), which are held by the Georgia Fund. Dividends, if any, derived from capital gains or other sources generally will be taxable to shareholders of the Georgia Fund for Georgia income tax purposes.

Except during temporary defensive periods or when acceptable investments are unavailable to the Georgia Fund, at least 80% of the value of the net assets of the Georgia Fund will be maintained in debt obligations which are exempt from regular federal income tax and Georgia income taxes.

The Georgia Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Georgia Obligations and exempt from Georgia income taxes.

Louisiana Taxes

In the opinion of Liskow & Lewis, Louisiana tax counsel to the Louisiana Fund, based upon technical advise obtained from the Louisiana Department of Revenue, and subject to the current policies of the Louisiana Department of Revenue, shareholders of the Louisiana Fund who are corporations; individuals, and residents of the State of Louisiana; and, for taxable periods beginning after December 31, 1996, trusts or estates; all of whom are otherwise subject to Louisiana income tax, will not be subject to Louisiana income tax on Louisiana Fund dividends to the extent that such dividends are attributable to interest on
(a) tax-exempt obligations of the State of Louisiana or its political or governmental subdivisions, or its governmental agencies, or instrumentalities authorized under the laws of the State of Louisiana to issue tax-exempt obligations, (b) obligations of the United States or its possessions to the extent included in federal taxable income, and (c) obligations of territories or possessions of the United States to the extent federal law exempts interest on such obligations from taxation by the states. To the extent that distributions on the Louisiana Fund are attributable to sources other than those described in the preceding sentence, such distributions, including but not limited to, long-term or short-term capital gains, will not be exempt from Louisiana income tax.

Non-resident individuals maintaining their domicile other than in the State of Louisiana will not be subject to Louisiana income tax on their Louisiana Fund dividends.

Except during temporary defensive periods or when acceptable investments are unavailable to the Louisiana Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Louisiana Fund in debt obligations which are exempt from federal income tax and exempt from Louisiana income tax.

The Louisiana Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Louisiana obligations and exempt from Louisiana income tax.

Maryland Taxes


In the opinion of Venable, Baetjer and Howard, LLP, Maryland tax counsel to the Maryland Fund, as long as dividends paid by the Maryland Fund qualify as interest excludable under Section 103 of the Internal Revenue Code and the Maryland Fund qualifies as a regulated investment company under the Internal Revenue Code, the portion of exempt-interest dividends that represents interest received by the Maryland Fund on obligations (a) of Maryland or its political subdivisions and authorities; or (b) of the United States or an authority, commission, instrumentality, possession, or territory of the United States, will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Maryland Fund.


Gain realized by the Maryland Fund from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, or of the United States or an authority, commission, or instrumentality of the United States will not be subject to Maryland state and local income taxes.

To the extent that distributions of the Maryland Fund are attributable to sources other than those described in the preceding sentences, such as interest received by the Maryland Fund on obligations issued by states other than Maryland, income earned on repurchase contracts, or gains realized by a shareholder upon a redemption or exchange of Maryland Fund shares, such distributions will be subject to Maryland state and local income taxes. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Maryland Fund to purchase or carry shares of the Maryland Fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

Except during temporary defensive periods or when acceptable investments are unavailable to the Maryland Fund, at least 80% of the value of the net assets of the Maryland Fund will be maintained in debt obligations which are exempt from regular federal income tax and are exempt from Maryland state and local income taxes.

The Maryland Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Maryland obligations and exempt from Maryland state and local income taxes.

Massachusetts Taxes

In the opinion of Palmer & Dodge LLP, Massachusetts tax counsel to the Massachusetts Fund, assuming that the Municipal Fund gives the notices described at the end of this section, holders of the Massachusetts Fund who are subject to the Massachusetts personal income tax will not be subject to tax on distributions from the Massachusetts Fund to the extent that these distributions qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Internal Revenue Code which are directly attributable to interest on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions or by the government of Puerto Rico or by its authority, by the government of Guam or by its authority, or by the government of the Virgin Islands or its authority (collectively, Massachusetts Obligations). Except to the extent excluded as distributions attributable to interest on obligations of the United States or as capital gain dividends, distributions of income to Massachusetts holders of the Massachusetts Fund that are attributable to sources other than those described in the preceding sentence will be includable in the Massachusetts income of the holders of the Massachusetts Fund. Distributions will not be subject to tax to the extent that they qualify as capital gain dividends which are attributable to obligations issued by the Commonwealth of Massachusetts, its instrumentalities, or political subdivisions under any provision of law which exempts capital gain on the obligation from Massachusetts income taxation. Other distributions which qualify as capital gain dividends under Section 852(b)(3)(C) of the Internal Revenue Code and which are includable in Federal gross income will be includable in the Massachusetts income of a holder of the Massachusetts Fund as capital gain.

Massachusetts Fund dividends are not excluded in determining the Massachusetts excise tax on corporations. Except during temporary defensive periods or when acceptable investments are unavailable to the Massachusetts Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Massachusetts Fund in debt obligations which are exempt from regular federal income tax and Massachusetts personal income tax.

The Massachusetts Fund will notify its shareholders within 60 days after the close of the year as to the interest and capital gains derived from Massachusetts Obligations and exempt from Massachusetts personal income tax.

Michigan Taxes

In the opinion of Dickinson Wright PLLC, Michigan tax counsel to the Municipal Fund, holders of the Michigan Series who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on Michigan Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Code which are attributable to interest on tax-exempt obligations of the State of Michigan, or its political or governmental subdivisions, its governmental agencies or instrumentalities (as well as certain other federally tax-exempt obligations, the interest on which is exempt from Michigan tax, such as, for example, certain obligations of Puerto
Rico)(collectively, Michigan Obligations). To the extent that distributions on the Michigan Series are attributable to sources other than those described in the preceding sentence, such distributions, including, but not limited to, long or short-term capital gains, will not be exempt from Michigan income tax or single business tax. To the extent that distributions on the Michigan Series are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.

Except during temporary defensive periods or when acceptable investments are unavailable to the Michigan Series, at least 80% of the value of the net assets of the Michigan Series will be maintained in debt obligations which are exempt from regular federal income tax and Michigan income and single business taxes.

The Michigan Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Michigan Obligations and exempt from Michigan income tax.

Minnesota Taxes

In the opinion of Faegre & Benson LLP, Minnesota tax counsel to the Minnesota Fund, provided that the Minnesota Fund qualifies as a regulated investment company under the Internal Revenue Code, and subject to the discussion in the paragraph below, shareholders of the Minnesota Fund who are individuals, estates, or trusts and who are subject to the regular Minnesota personal income tax will not be subject to such regular Minnesota tax on Minnesota Fund dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities (Minnesota Sources). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Fund. If the 95% test is not met, all exempt-interest dividends that are paid by the Minnesota Fund generally will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such dividends generally will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Fund, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.

Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers, was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.

Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes federal tax preference items. The Internal Revenue Code provides that interest on specified private activity bonds is a federal tax preference item, and that an exempt-interest dividend of a regulated investment company constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest dividends that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition, the entire portion of exempt-interest dividends that is received by such shareholders and that is derived from sources other than the Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Minnesota Fund, including all of those that are derived from the Minnesota Sources described above, generally will be subject to the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates or trusts.

Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund dividends, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates, or trusts.

Minnesota Fund distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Minnesota Fund distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

Except during temporary defensive periods or when acceptable investments are unavailable to the Minnesota Fund, at least 80% of the value of the net assets of the Minnesota Fund will be maintained in debt obligations which are exempt from the regular federal income tax. Such debt obligations may, however, be subject to the federal alternative minimum tax. A similar percentage will generally also apply with respect to the regular Minnesota personal income tax, and such debt obligations may likewise be subject to the Minnesota alternative minimum tax, in each case subject to the entire discussion above. The Minnesota Fund will invest so that the 95% test described above is met.

The Minnesota Fund will notify its shareholders within 30 days after the close of the year as to the interest derived from Minnesota obligations and exempt from the Minnesota personal income tax, subject to the discussion above.

Missouri Taxes

In the opinion of Bryan Cave LLP, Missouri tax counsel to the Missouri Fund, dividends distributed to individual shareholders of the Missouri Fund will be exempt from the Missouri personal income tax imposed by Chapter 143 of the Missouri Revised Statutes to the extent that such dividends qualify as exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code and are derived from interest on obligations of the State of Missouri or any of its political subdivisions or authorities, or obligations issued by the government of Puerto Rico or its authority (collectively, Missouri Obligations). Capital gain dividends, as defined in
Section 852(b)(3) of the Internal Revenue Code, distributable by the Missouri Fund to individual resident shareholders of the Missouri Fund, to the extent includable in federal adjusted gross income, will be subject to Missouri income taxation. Shares in the Missouri Fund are not subject to Missouri personal property taxes.

Dividends paid by the Missouri Fund, if any, that do not qualify as tax exempt dividends under Section 852 (b)(5) of the Internal Revenue Code, will be exempt from Missouri income tax only to the extent that such dividends are derived from interest on certain US obligations that the State of Missouri is expressly prohibited from taxing under the laws of the United States. The portion of such dividends that is not subject to taxation by the State of Missouri may be reduced by interest, or other expenses, in excess of $500 paid or incurred by a shareholder in any taxable year to purchase or carry shares of the Missouri Fund of the Municipal Fund or other investments producing income that is includable in federal gross income, but exempt from Missouri income tax.

Except during temporary defensive periods or when acceptable investments are unavailable to the Missouri Fund, at least 80% of the value of the net assets of the Missouri Fund will be maintained in debt obligations which are exempt from regular federal income tax and Missouri personal income tax.

The Missouri Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Missouri Obligations and exempt from the Missouri personal income tax.

New York State and City Taxes

In the opinion of Sullivan & Cromwell, counsel to the Funds, holders of shares of the New York Fund who are subject to New York State and City tax on dividends will not be subject to New York State and City personal income taxes on New York Fund dividends to the extent that such distributions qualify as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and City personal income taxes such as, for example, certain obligations of Puerto
Rico) (collectively, New York Obligations). To the extent that distributions on the New York Fund are derived from other income, including long or short-term capital gains, such distributions will not be exempt from State or City personal income taxes.

Dividends on the New York Fund are not excluded in determining New York State or City franchise taxes on corporations and financial institutions.

Except during temporary defensive periods or when acceptable investments are unavailable to the New York Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the New York Fund in debt obligations which are exempt from regular federal income tax and New York State and City personal income taxes.

The Fund will notify its shareholders within 45 days after the close of the year as to the interest derived from New York Obligations and exempt from New York State and City personal income taxes.

Ohio Taxes

In the opinion of Squire, Sanders & Dempsey L.L.P., Ohio tax counsel to the Ohio Fund, holders of the Ohio Fund who are subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on dividend distributions with respect to shares of the Ohio Fund (Distributions) to the extent that such Distributions are properly attributable to interest (including accrued original issue discount) on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof (collectively, Ohio Obligations), provided that the Ohio Fund qualifies as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions. It is assumed for purposes of this discussion of Ohio taxes that these requirements are satisfied. Shares of the Ohio Fund will be included in a corporation's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

Distributions that are properly attributable to profit made on the sale, exchange or other disposition of Ohio Obligations held by the Ohio Fund are not subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal or school district income taxes in Ohio.

Distributions properly attributable to interest on obligations of Puerto Rico, the Virgin Islands or Guam, the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and, provided such interest is excluded from gross income for Federal income tax purposes, are excluded from the net income base of the Ohio Corporation franchise tax.

The Ohio Fund is not subject to the Ohio personal income tax or municipal or school district income taxes in Ohio. The Ohio Fund is not subject to corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if the Ohio Fund has a sufficient nexus to the State of Ohio to be subject to Ohio taxation, then such entity shall be exempt from such taxes only if it complies with certain reporting requirements.

Except during temporary defensive periods or when acceptable investments are unavailable to the Ohio Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Ohio Fund in debt obligations which are exempt from regular federal income tax and the Ohio personal income tax and the net income base of the Ohio corporation franchise tax.

The Ohio Fund will notify its shareholders within 60 days after the close of the year as to the status for Ohio tax purposes of distributions with respect to shares of the Ohio Fund.

Oregon Taxes

In the opinion of Schwabe Williamson & Wyatt P.C., Oregon tax counsel to the Oregon Fund, under present law, individual shareholders of the Oregon Fund will not be subject to Oregon personal income taxes on distributions received from the Oregon Fund to the extent that such distributions (1) qualify as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code; and (2) are derived from interest on obligations of the State of Oregon or any of its political subdivisions or authorities or from interest on obligations of the governments of Puerto Rico, Guam, the Virgin Islands or the Northern Mariana Islands (collectively, Oregon Obligations). Other distributions, including any long-term and short-term capital gains, will generally not be exempt from personal income taxes in Oregon.

No portion of distributions from the Oregon Fund is exempt from Oregon excise tax on corporations. However, shares of the Oregon Fund are not subject to Oregon property tax.

Except during temporary defensive periods or when acceptable investments are unavailable to the Oregon Fund, at least 80% of the value of the net assets of the Oregon Fund will be maintained in debt obligations, the interest payments of which are exempt from regular federal income tax and Oregon personal income taxes.

The Oregon Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Oregon Obligations and exempt from Oregon personal income taxes.

South Carolina Taxes

In the opinion of Sinkler & Boyd, P.A., South Carolina tax counsel to the South Carolina Fund, shareholders of the South Carolina Fund who are subject to South Carolina individual or corporate income taxes will not be subject to such taxes on South Carolina Fund dividends to the extent that such dividends qualify as either (1) exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Internal Revenue Code, which are derived from interest on tax-exempt obligations of the State of South Carolina or any of its political subdivisions or on obligations of the Government of Puerto Rico that are exempt from federal income tax; or (2) dividends derived from interest on obligations of the United States and its possessions or on obligations of any authority or commission of the United States, the interest from which is exempt from state income taxes under the laws of the United States (collectively, South Carolina Obligations). To the extent that South Carolina Fund distributions are attributable to other sources, such as long or short-term capital gains, such distributions will not be exempt from South Carolina taxes.

Except during temporary defensive periods or when acceptable investments are unavailable to the South Carolina Fund, at least 80% of the value of the net assets of the South Carolina Fund will be maintained in debt obligations which are exempt from regular federal income tax and South Carolina income tax.

The South Carolina Fund will notify its shareholders within 60-days after the close of the year as to the interest derived from South Carolina Obligations and exempt from South Carolina income taxes.

Other State and Local Taxes

The exemption of interest on municipal securities for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or city. Except as noted above with respect to a particular state, distributions from a Fund may be taxable to investors under state and local law even though all or a part of such distributions may be derived from federally tax-exempt sources or from obligations which, if received directly, would be exempt from such income tax. In some states, shareholders of the National Fund may be afforded tax-exempt treatment on distributions to the extent they are derived from municipal securities issued by that state or its localities.

Prospective investors should be aware that an investment in a certain Fund may not be suitable for persons who are not residents of the designated state or who do not receive income subject to income taxes in that state. Shareholders should consult their own tax advisors.

                                  Underwriters

Distribution of Securities


The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Funds' capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares of the Funds for the fiscal years ended September 30, 2002, 2001 and 2000, are shown below. Total initial sales charges paid by shareholders of Class C shares of the Funds for the fiscal years ended September 30, 2002, 2001 and 2000, are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors for the same periods:

                                  2002
                                  ----

                       Total Sales Charges Paid       Amount of Class A
                            by Shareholders       and Class C Sales Charges
                            on Class A and          Retained by Seligman
Fund                        Class C Shares                 Advisors
----                        --------------                 --------
National                        $119,132                   $10,731
Colorado                          51,850                     6,356
Georgia                           33,112                     3,541
Louisiana                         45,359                     5,160
Maryland                          68,375                     7,899
Massachusetts                     76,441                     9,011
Michigan                         103,157                    11,666
Minnesota                         74,842                     8,794
Missouri                          29,921                     3,766
New York                         123,203                    12,332
Ohio                             118,635                    13,475
Oregon                           168,957                    20,317
South Carolina                   169,649                    18,933


                                  2001
                                  ----

                       Total Sales Charges Paid       Amount of Class A
                            by Shareholders       and Class C Sales Charges
                            on Class A and          Retained by Seligman
Fund                        Class C Shares                 Advisors
----                        --------------                 --------
National                      $ 88,725                     $ 8,053
Colorado                        61,547                       7,794
Georgia                         61,900                       7,244
Louisiana                       58,611                       7,059
Maryland                        69,449                       8,662
Massachusetts                   75,842                       8,837
Michigan                       137,548                      15,953
Minnesota                       91,849                      11,570
Missouri                        21,141                       2,633
New York                       182,546                      19,771
Ohio                           141,166                      16,242
Oregon                          94,026                      10,768
South Carolina                 196,417                      23,006

                                  2000
                                  ----

                       Total Sales Charges Paid       Amount of Class A
                            by Shareholders       and Class C Sales Charges
                            On Class A and          Retained by Seligman
Fund                        Class C Shares                 Advisors
----                        --------------                 --------
National                       $39,787                     $ 3,757
Colorado                        49,365                       5,455
Georgia                         59,282                       6,586
Louisiana                       47,997                       5,710
Maryland                        30,449                       3,525
Massachusetts                   53,776                       6,405
Michigan                        64,098                       7,819
Minnesota                       94,559                      11,942
Missouri                        34,189                       4,182
New York                        62,403                       6,995
Ohio                            67,786                       8,024
Oregon                          81,378                      10,180
South Carolina                  88,890                      10,009

Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during the fiscal year ended September 30, 2002:

                         Net Underwriting       Compensation on
                           Discounts and        Redemptions and
                            Commissions          Repurchases
                       (Class A and Class C    (CDSC on Class A,
                           Sales Charges      Class C and Class D       Brokerage              Other
Fund                         Retained)          Shares Retained)       Commissions         Compensation(1)
----                         ---------          ----------------       -----------         ---------------
National                      $10,731                $8,593               $-0-                $21,187
Colorado                        6,356                   938                -0-                  1,419
Georgia                         3,541                   913                -0-                  3,194
Louisiana                       5,160                 3,564                -0-                  4,070
Maryland                        7,899                   -0-                -0-                  3,594
Massachusetts                   9,011                   670                -0-                  6,807
Michigan                       11,666                 1,391                -0-                  9,625
Minnesota                       8,794                   -0-                -0-                  4,071
Missouri                        3,766                   -0-                -0-                  1,503
New York                       12,332                 1,566                -0-                 33,457
Ohio                           13,475                 2,246                -0-                  9,239
Oregon                         20,317                 1,443                -0-                  8,127
South Carolina                 18,933                 2,665                -0-                 17,709

(1) This amount reflects service fees paid by the Funds to Seligman Advisors in respect of Class C and Class D shares under each Fund's Rule 12b-1 Plan. The arrangements pursuant to which such service fees are paid are detailed above under the discussion "Rule 12b-1 Plan."


Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and ..25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by Seligman during a specified period of time. Such bonus or other incentive will be made in the form of cash or, if permitted, may take the form of non-cash payments. The non-cash payments will include (i) business seminars at Seligman's headquarters or other locations, (ii) travel expenses, including meals, entertainment and lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or
(iii) the receipt of certain merchandise. The cash payments may include payment of various business expenses of the dealer. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data


The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or contingent deferred sales charge (CDSC), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Funds over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Funds over a stated period.

Historical Investment Results


Class A


The annualized yield for the 30-day period ended September 30, 2002 for each Fund's Class A shares were as follows: National - 3.47%, Colorado - 3.41%, Georgia - 3.30%, Louisiana - 3.22%, Maryland - 2.88%, Massachusetts - 3.19%, Michigan - 2.95%, Minnesota - 2.86%, Missouri - 3.22%, New York - 3.00%, Ohio - 2.93%, Oregon - 2.94%, and South Carolina - 3.40%. The annualized yield was computed by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales load of 4.75% of the gross amount invested) on September 30, 2002, which was the last day of this period. The average number of Class A shares per Fund were: National - 11,139,839, Colorado - 5,084,605, Georgia - 4,720,941, Louisiana - 5,881,039, Maryland - 5,775,139, Massachusetts -
10,417,710, Michigan - 14,256,983, Minnesota - 12,530,737, Missouri - 4,798,624,
New York - 10,167,273, Ohio - 15,727,713, Oregon - 7,473,306 and South Carolina
- 9,848,985, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yield for the 30-day period ended September 30, 2002 for each Fund's Class A shares were as follows: National - 5.65%, Colorado
- 5.82%, Georgia - 5.71%, Louisiana - 5.58%, Maryland - 4.92%, Massachusetts - 5.90%, Michigan - 5.01%, Minnesota - 5.05%, Missouri - 5.58%, New York - 5.24%,
Ohio - 5.16%, Oregon - 5.26% and South Carolina - 5.95%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus the following percentages: National - 38.60%, Colorado - 41.44%, Georgia -

42.28%, Louisiana - 42.28%, Maryland - 41.52%, Massachusetts - 45.97%, Michigan
- 41.12%, Minnesota - 43.42%, Missouri - 42.28%, New York - 42.81%, Ohio -
43.21%, Oregon - 44.13% and South Carolina - 42.90%, (which percentages assume the maximum combined federal and state income tax rate for individual taxpayers that are subject to such state's personal income taxes). Then the small portion of the yield (for all the Funds except the National Fund) attributable to securities the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 38.6% (38.6% being the assumed maximum federal income tax rate for individual taxpayers). These two calculations were then added to the portion of the Class A shares' yield, if any, that was attributable to securities the income of which was not tax-exempt.

The average annual total returns for the one-, five- and ten-year periods ended September 30, 2002 for each Fund's Class A shares were as follows: National - 0.58%, 4.03% and 5.45%, Colorado - 2.52%, 4.67%, and 5.29%, Georgia - 2.41%,
4.48% and 5.65%, Louisiana - 2.77%, 4.70% and 5.57%, Maryland - 2.26%, 4.47% and
5.51%, Massachusetts - 4.08%, 5.23% and 5.93%, Michigan - 2.16%, 4.81% and
5.73%, Minnesota - 2.17%, 4.52% and 5.38%, Missouri - 2.76%, 4.88% and 5.64%,
New York - 2.78%, 5.10% and 6.14%, Ohio - 2.49%, 4.78% and 5.58%, Oregon -
2.32%, 4.85% and 5.63% and South Carolina - 1.95%, 4.59% and 5.54%. These
returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of each Fund, subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions by each Fund's Class A shares were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five-, and ten-year periods of each Fund, the entire amount was redeemed.

The cumulative total return for Class A shares of the Funds for the ten-year period ended September 30, 2002 were as follows: National - 69.99%, Colorado - 67.39%, Georgia - 73.18%, Louisiana - 71.91%, Maryland - 70.99%, Massachusetts - 77.95%, Michigan - 74.57%, Minnesota - 68.86%, Missouri - 73.02%, New York - 81.45%, Ohio - 72.05%, Oregon - 72.90% and South Carolina - 71.54%. Thus, a $1,000 investment in Class A shares made on September 30, 1992 had a value on September 30, 2002 of: National $1,700, Colorado $1,674, Georgia $1,732, Louisiana $1,719, Maryland $1,710, Massachusetts $1,780, Michigan $1,746, Minnesota $1,689, Missouri $1,730, New York $1,814, Ohio $1,729, Oregon $1,728 and South Carolina $1,715.


Class C


The annualized yield for the 30-day period ended September 30, 2002 for each Fund's Class C shares were as follows: National - 2.72%, Colorado - 2.67%, Georgia - 2.54%, Louisiana - 2.46%, Maryland - 2.13%, Massachusetts - 2.44%, Michigan - 2.18%, Minnesota - 2.05%, Missouri - 2.47%, New York - 2.23%, Ohio - 2.16%, Oregon - 2.18% and South Carolina - 2.66%. The annualized yield was computed as discussed above for Class A shares. The average number of Class C shares per Fund was: National - 707,876, Colorado - 21,430, Georgia - 73,770, Louisiana - 91,298, Maryland - 50,593, Massachusetts - 178,506, Michigan - 141,674, Minnesota - 54,463, Missouri - 10,255, New York - 813,842, Ohio -
161,382, Oregon - 175,391 and South Carolina - 381,134, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yield for the 30-day period ended September 30, 2002 for each Fund's Class C shares were as follows: National - 4.43%, Colorado
- 4.56%, Georgia - 4.40%, Louisiana - 4.26%, Maryland - 3.65%, Massachusetts - 4.51%, Michigan - 3.70%, Minnesota - 3.62%, Missouri - 4.28%, New York - 3.90%,
Ohio - 3.80%, Oregon - 3.90% and South Carolina - 4.66%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the fiscal year ended September 30, 2002 and for the period from May 27, 1999 (inception) to September 30, 2002 for each Fund's Class C shares were as follows: National - 2.64% and 3.60%, Colorado - 4.47% and 4.62%, Georgia - 4.44% and 4.26%, Louisiana - 4.95% and 4.73%,
Maryland - 4.46% and 4.39%, Massachusetts - 6.11% and 5.26%, Michigan - 4.17% and 4.80%, Minnesota - 4.30% and 4.50%, Missouri - 4.84% and 5.10%, New York - 4.96% and 5.01%, Ohio - 4.58% and 4.74%, Oregon - 4.38% and 4.77% and South
Carolina - 4.01% and 4.52%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of each Fund, subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions by each Fund's Class C shares were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception of each Fund, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for Class C shares of the Funds for the period from May 27, 1999 (inception) through September 30, 2002 were as follows: National - 12.57%, Colorado - 16.34%, Georgia - 14.98%, Louisiana - 16.74%, Maryland - 15.46%, Massachusetts - 18.71%, Michigan - 17.00%, Minnesota - 15.87%, Missouri
- 18.13%, New York - 17.77%, Ohio - 16.79%, Oregon - 16.88% and South Carolina - 15.95%. Thus, a $1,000 investment in Class C shares made on May 27, 1999 had a value on September 30, 2002 of: National $1,126, Colorado $1,163, Georgia $1,150, Louisiana $1,167, Maryland $1,155, Massachusetts $1,187, Michigan $1,170, Minnesota $1,159, Missouri $1,181, New York $1,178, Ohio $1,168, Oregon
$1,169, and South Carolina $1,160.


Class D


The annualized yield for the 30-day period ended September 30, 2002 for each Fund's Class D shares were as follows: National - 2.75%, Colorado - 2.69%, Georgia - 2.56%, Louisiana - 2.49%, Maryland - 2.13%, Massachusetts - 2.47%, Michigan - 2.20%, Minnesota - 2.10%, Missouri - 2.50%, New York - 2.26%, Ohio - 2.18%, Oregon - 2.20% and South Carolina - 2.68%. The annualized yield was computed as discussed above for Class A shares. The average number of Class D shares were: National - 502,251, Colorado - 60,531, Georgia - 249,697, Louisiana
- 132,409, Maryland - 282,578, Massachusetts - 205,617, Michigan - 227,969,
Minnesota - 225,813, Missouri - 74,760, New York - 416,929, Ohio - 201,611,
Oregon - 326,277 and South Carolina - 583,197, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yield for the 30-day period ended September 30, 2002 for each Fund's Class D shares were as follows: National - 4.48%, Colorado
- 4.59%, Georgia - 4.43%, Louisiana - 4.31%, Maryland - 3.64%, Massachusetts - 4.57%, Michigan - 3.74%, Minnesota - 3.71%, Missouri - 4.33%, New York - 3.95%,
Ohio - 3.84%, Oregon - 3.93% and South Carolina - 4.69%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the one- and five-year periods ended September 30, 2002 and for the period from February 1, 1994 (inception) to September 30, 2002 for each Fund's Class D shares were as follows: National - 3.67%, 4.08% and 3.94%, Colorado - 5.59%, 4.73% and 4.05%, Georgia - 5.49%,4.57%
and 4.42%, Louisiana - 5.98%, 4.79% and 4.45%, Maryland - 5.49%, 4.59% and
4.34%, Massachusetts - 7.17%, 5.28% and 4.76%, Michigan - 5.28%, 4.90% and
4.52%, Minnesota - 5.38%, 4.63% and 4.08%, Missouri - 5.92%, 4.96% and 4.44%,
New York - 5.98%, 5.16% and 4.80%, Ohio - 5.61%, 4.88% and 4.46%, Oregon -
5.45%, 4.92% and 4.55% and South Carolina - 5.04%, 4.65% and 4.38%. These
returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of each Fund and assuming that all of the dividends and capital gain distributions by each Fund's Class D shares were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of each Fund, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for Class D shares of the Funds for the period from February 1, 1994 (inception) through September 30, 2002 were as follows:
National - 39.79%, Colorado - 41.02%, Georgia - 45.52%, Louisiana - 45.81%, Maryland - 44.49%, Massachusetts - 49.60%, Michigan - 46.73%, Minnesota - 41.38%, Missouri - 45.76%, New York - 50.12%, Ohio - 45.89%, Oregon - 47.03% and
South Carolina - 44.95%. Thus, a $1,000 investment in Class D shares made on February 1, 1994 had a value on September 30, 2002 of: National $1,398, Colorado $1,410, Georgia $1,455, Louisiana $1,458, Maryland $1,445, Massachusetts $1,496, Michigan $1,467, Minnesota $1,414, Missouri $1,458, New York $1,501, Ohio $1,459, Oregon $1,470, and South Carolina $1,450.

The cumulative total return for each Class of shares of the Funds shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

The cumulative total returns and average annual total returns of Class A shares quoted from time to time for periods through December 31, 1992, do not reflect the deduction of 12b-1 fees because the 12b-1 Plan was implemented on January 1, 1993.

Other Information


From time to time, reference may be made in advertisements, sales literature or other promotional material (collectively, "Promotional Material") to performance information, including mutual fund rankings prepared by independent reporting services which monitor the performance of mutual funds, including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc. In calculating the total return of each Fund's Class A, Class C and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid, but does not take into account applicable sales charges. Morningstar's rankings are calculated using a fund's average annual returns for a certain period and a risk factor that reflects a fund's performance relative to three-month Treasury Bill monthly returns. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund for 3-, 5-, and 10-year periods and, on an overall basis, based on weighted-average of those periods. Ratings are not absolute and do not represent future performance results.

Each Fund's Promotional Material may disclose (i) the top ten holdings included in a Fund's portfolio holdings, (ii) market sectors and statistical data describing portfolio composition, (iii) discussions of general economic or financial principals, (iv) discussions of general economic trends, (v) descriptions of investment strategies for each Fund (vi) descriptions or comparisons of various savings and investment products, which may not include a Fund and (vii) comparisons of investment products (including a Fund) with relevant market or industry indices or appropriate benchmarks. Each Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the future performance of a Fund.


From time to time, each Fund's Promotional Material may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, large-cap stocks, and small-cap stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.


Each Fund's Promotional Material may make reference to a Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of a Fund, as compared to that of the overall market. Standard deviation measures how widely a Fund's performance has varied from its average performance, and is an indicator of a Fund's potential for volatility. Alpha measures the difference between the returns of a Fund and the returns of the market, adjusted for volatility.


Each Fund may also refer in its Promotional Material to selections from editorials or articles about the Fund, including reprints of comments, listings and columns in the financial and other press, the sources of which include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.

                              Financial Statements


The Annual Report to Shareholders for the fiscal year ended September 30, 2002, contains schedules of the investments of the Funds as of September 30, 2002, as well as certain other financial information. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.

                               General Information

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Series shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or Series in the matter are substantially identical or that the matter does not affect any interest of such class or Series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

Custodian. State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Funds. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Funds.


Independent Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Funds. Their address is Two World Financial Center, New York, NY 10281.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE (MOODY'S)
MUNICIPAL BONDS

Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES (S&P)
MUNICIPAL BONDS

AAA: Municipal bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Municipal bonds rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

MUNICIPAL NOTES

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:  Satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D:  Debt rated "D" is in payment default.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B


                        RISK FACTORS AFFECTING THE FUNDS


The following information is a summary of special factors affecting the Funds. Such information is derived from public official documents relating to securities offerings of each state issuer which are generally available to investors. The Funds have no reason to believe that any of the statements in such public official documents are untrue but has not independently verified such statements. The following information constitutes only a brief summary of the information in such public official documents and does not purport to be a complete description of all considerations regarding investments in the Funds' state municipal securities.

Risk Factors Affecting the Colorado Fund

Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several state agencies and other instrumentalities of the state are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state is authorized to issue short-term revenue anticipation notes.


The state constitution does allow local governments and other political subdivisions of the state to issue general obligation debt, subject to certain requirements in the constitution as well as debt limits imposed by statute. As of 1995, Colorado contained more than 1,900 units of local government, including counties, statutory cities and towns, home-rule cities and counties, charter cities, school districts and a variety of water, irrigation and other special purpose districts, all with varied constitutional and statutory authority to incur indebtedness and levy taxes.

The major sources of revenue for repayment of public indebtedness are the ad valorem property tax and sales tax. The ad valorem property tax is presently imposed and collected solely at the local level, although the state also has authority to do so. Total revenue from property taxes in Colorado in 2001 was $4.12 billion, an increase from $3.69 billion in 2000. The total assessed value (which is less than actual value) of all taxable property, real and personal, in the state in 2001 was $58.81 billion, an increase of 20.6% over 2000. (Department of Local Affairs, 31st Annual Report to the Governor and the General Assembly.) The sharp increase was largely caused by the reappraisal of all properties from the 1998 to the 2000 level of value, reflecting market value increases attributable to the strength of the Colorado economy during that period. The state and many local governments assess a sales tax on sales of most tangible personal property in their jurisdictions. The assessment rates for sales tax in these jurisdictions vary significantly.

Colorado has two significant constitutional provisions that affect government finance in the state. The first is known as the Taxpayer's Bill of Rights (TABOR), adopted by Colorado voters in 1992. TABOR imposes strict limitations on government revenue, debt, and spending. TABOR requires voter approval in advance for nearly all new taxes, tax rate increases, mill levies above that for the prior year, valuation for assessment ratio increases, extensions of expiring taxes, and tax policy changes directly causing a net tax revenue gain. TABOR provides that, without voter approval, state revenues may grow only to account for inflation and increases in population and local government revenues may grow only to account for inflation and annual local growth. All excess revenue must be returned to the taxpayers. TABOR also requires voter approval prior to the creation of any multiple-fiscal year debt or financial obligations without present cash reserves pledged irrevocably and held for payments in all future fiscal years. Its provisions generally apply to the state and any local government but not to "enterprises." An enterprise is a government-owned business authorized to issue its own revenue bonds and receiving under 10% of its annual revenue in grants from all Colorado state and local governments combined. Colorado statutory law also limits, subject to several exceptions including payment of interest and principal on bonds, the amount of revenue that may be generated from real property taxes for many types of local governments to 5.5% above the revenue generated for the prior year. These TABOR and statutory law restrictions may adversely affect the ability of state and local governments to provide their necessary services.

State revenues exceeded the TABOR limit for the first time in fiscal year 1996-97 and continued to exceed the TABOR limit every year through fiscal year 2000-01, when the revenue limit was $7.95 billion and excess revenue totaled $927.2 million. However, due to the recent downturn in the Colorado economy and reductions in state taxes, there was no state TABOR surplus revenue for fiscal year 2001-2002. State revenues for this period fell short of the TABOR limit of $8.13 billion by $365.7 million as state general fund revenues declined approximately 13.0% over the prior year's revenues. The major sources of revenue for the state are income and sales taxes.

Inherent in the calculation of the TABOR revenue limit is a phenomenon referred to as "ratcheting down". When actual revenue drops below the allowable TABOR revenue limit, as happened for the state in the 2001-02 fiscal year, the new TABOR revenue limit is the lower revenue figure. The allowable increase in the revenue limit for inflation and population growth for the subsequent year is then applied to the lower revenue figure. As a result, the state would presumably return to a TABOR surplus situation sooner. However, in the most recent US Census, it was determined that previous estimations of the Colorado population were approximately 6% too low. Therefore, in the past, the state TABOR revenue limit has been too small and too much of the state's revenue was refunded to the Colorado taxpayers. In 2002, the Colorado legislature passed legislation that will allow this population "growth dividend" to be allocated in future years according to how much of an increase in the TABOR revenue limit is necessary to eliminate any surplus for such year or until the growth dividend is exhausted. Therefore, some of the normal "ratcheting down" effect that would have resulted from the recent economic downturn will be offset. The Colorado Legislative Council Staff believes that this growth dividend will eliminate any state TABOR surplus for fiscal year 2003-04 and all or most of the state TABOR surplus that is expected for fiscal year 2004-05.

The other constitutional provision that significantly affects governmental finance in Colorado is the balanced-budget requirement of Article X, Section 16 of the Colorado Constitution. This provision requires that state appropriations for a fiscal year may not exceed expected state tax revenues for such fiscal year. Currently, Colorado is faced with a serious budget shortfall that must be eliminated in order to comply with this balanced-budget requirement. The shortfall is due to the current economic situation in Colorado, combined with the state's inability to raise taxes without approval of the voters and its failure in prior years to retain excess revenues to cover future years' revenue shortfalls, both as a result of TABOR.

According to the Colorado Legislative Council Staff Forecasts (December 2002), it is currently estimated that proposed state expenditures will have to be cut by approximately $850 million dollars in order to balance the fiscal year 2002-03 budget. So far, the Governor has proposed budget cuts and implemented line-item vetoes that will eliminate approximately $700 million of the shortfall. The Governor's plan includes restriction of budgets for most state agencies, shifting the pay date for state government employees from June 30, 2003 to July 1, 2003 and freezing all state capital construction projects that are currently less than 25 percent complete. Since it has not yet adopted the Governor's plan, the Colorado General Assembly may choose other means to cut expenditures and it still needs to cut additional amounts when it reconvenes in January 2003. Local governments and state agencies and other instrumentalities may be adversely affected by these spending cuts. In addition, because of the requirements of Amendment 23 passed by the voters in November 2000, Colorado must provide increased public school funding even though it is obligated to reduce expenditures and balance its budget.

Furthermore, the current estimates of the budget shortfall do not take into account the potential impact of the recent United Airline bankruptcy filing on December 9, 2002. United Airlines employs approximately 7,800 people in Colorado, so layoffs by United Airlines could adversely impact the state's tax revenue in the coming year. United Airlines' bankruptcy could also adversely affect the budget of the Denver International Airport. In addition, if the federal government institutes income tax reductions to stimulate the national economy that involve a reduction in the tax base, as opposed to rate reductions or tax credits, Colorado's tax revenues will be further reduced, as Colorado's tax base is substantially based on the federal tax base. Some local governments in Colorado, especially those which rely heavily on sales tax revenues, are also facing budget deficits.

During the last legislative session, the Colorado General Assembly gave the Governor the authority to transfer monies to the state's General Fund from several other state funds, including the Tobacco Litigation Settlement Trust Fund, the Unclaimed Property Trust Fund, the Employment Support Fund and the Major Medical Insurance Fund. The Governor has already taken advantage of this authority by transferring $219 million to the General Fund from other funds in July 2002. However, the money transferred from these funds will have to be repaid and, since it is already transferred, will not be available for use in future fiscal years. In addition, the General Assembly passed a bill that delayed repayment of $276 million borrowed from the Controlled Maintenance Trust Fund, which was due to be paid on July 1, 2002.

The factors and forecasts outlined below are generally indicative of the current economic condition of Colorado. They were compiled from the following economic reports prepared by government and private sector economists and other reports as noted: Office of State Planning and Budgeting, Colorado Economic Perspective, December 20,

2002 (Colorado Economic Perspective); Colorado Legislative Council Staff Forecasts, 2002-2008, December 2002 (Staff Forecasts); Dr. Tucker Hart Adams, US Bank 2003 Economic Forecast (US Bank); Colorado Business Economic Outlook Forum 2003 (Colorado Outlook). There can be no assurance that these forecasts will be accurate or that additional factors or economic difficulties will not adversely affect the market value of obligations of the Colorado Fund or the ability of the respective obligors to repay such obligations.

According to the U.S. Census Bureau, the Colorado population was just over 4.3 million in 2000, representing 30.6% growth from 1990. The rate of population growth has slowed down in the past few years as net migration into the state has tapered off. Colorado economists estimate that the state's population grew in the range of 1.3% to 1.7% in 2002. Economists' forecasts for Colorado's 2003 population growth range from 1.3% to 1.5%.

Non-agricultural job growth in Colorado was 0.9% in 2001 and the economic forecasts estimate that non-agricultural employment will actually decline in 2002, with estimates of the decline ranging from 1.3% to 2.4%. However, the economists forecast that growth will resume in 2003, with estimates of growth between 0.6% and 2.5%. According to the economists, the Colorado unemployment rate grew 1% in 2001, to 3.7%, and is expected to level out or even decline in 2003, with the economistspredictions ranging from 4.6% to 5.2%.

One of the most significant factors driving the recent increase in unemployment in Colorado has been the large number of layoffs in the telecommunications and technology sectors of the Colorado economy. US Bank, citing an American Electronics Association study, stated that Colorado had the highest concentration of technology workers in the country and was the fourth fastest growing state in terms of technology job creation from 1994 to 2000. Colorado Outlook estimates that an average of 585 communications jobs were lost per month in Colorado between January 2001 and March 2002 and the cuts have not subsided in the latter part of 2002. Moreover, the terrorist attack in 2001 and a severe drought and extensive wildfires in 2002 have severely curtailed business and vacation travel, thus affecting employment in the state's services sector.

The rate of growth in total personal income in Colorado is significantly less than it has been in recent years. Estimates for 2002 Colorado personal income growth range from an increase of 1.8% to a decline of 0.1%. The economists forecast the growth of personal income to rebound slightly in 2003, with estimates for personal income growth in the range of 3% to 5.4%. Most economists expect retail sales to have declined by approximately 1% during 2002, in contrast to the estimates for 2001 of an increase of 1.6% to 2.6%. According to economists, this downturn in retail sales was probably the result of waning consumer confidence due to highly publicized layoffs and the nationwide recession which was exacerbated by the September 11 terrorist attacks, in addition to the widely publicized drought and wildfires that affected Colorado tourism during 2002. Projections by Colorado economists are for renewed retail sales growth in 2003, with estimates ranging from 3.1% to 6.0%.

The Colorado construction industry is experiencing a downturn from its frenetic pace of the 1990s. Most economists agree that the residential housing construction sector has experienced a significant decline in 2002 which will continue into 2003. Estimates of the decline in the number of residential housing permits issued in 2002 range from 14.5% to as much as 19.1%. Predictions for 2003 are for a continued contraction in the sector of 12.9% to 19.1%, although US Bank's economists are more optimistic, predicting growth in the sector of 1.2% in 2003. In the non-residential construction sector, the change in the value of contracts varies widely from year to year. Economists concur that the non-residential construction sector experienced a decline in 2002, but disagree on the outlook for the sector in 2003. Estimates for the decline in the value of non-residential construction contracts during 2002 range from 10.3% to 25.6%. For 2003, economic forecasts for non-residential construction range from a decline of 12.9% to an increase of 11.9%.

Several major public projects are scheduled for the first decade of the new century including, more than a billion dollars in transportation improvements (including a state-wide road building program and a new light rail line for metropolitan Denver) and voter-approved bond issues for improvements to Denver's convention center, zoo and art museum. However, as part of his budget-cutting plan, the Governor of Colorado recently instituted a moratorium on all scheduled capital construction projects that were not more than 25% completed as of the date of his announcement. Some of the effect of the Governor's moratorium on the non-residential construction sector may be mitigated, however, by the more than $800 million in school bond initiatives passed by the Colorado voters in the November 2002 elections.

Overall, Colorado economic condition is essentially mirroring that of the national economy. As the national economy goes, it is expected that the Colorado economy will follow. According to the Colorado Economic



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Perspective, the outlook for the Colorado economy in 2003 is uncertain and will be dependent on a variety of factors. Among those factors are the effects for the war on terrorism and a potential war with Iraq, the maintenance of consumer confidence, and the after effects of 2002's drought and wildfires on the Colorado economy. Most economists expect Colorado's economy to grow slowly during the first half of 2003 and not to begin to strengthen significantly until at least the latter part of 2003.


Risk Factors Affecting the Georgia Fund

Since 1973 the long-term debt obligations of the State of Georgia have been issued in the form of general obligation debt. Prior to 1973 all of the State's long-term obligations were issued by 10 separate State authorities and secured by lease rental agreements between the authorities and various State departments and agencies. Currently, Moody's rates Georgia general obligation bonds Aaa; S&P rates such bonds AAA and Fitch rates such bonds AAA. There can be no assurance that the economic and political conditions on which these ratings are based will continue or that particular obligation issues may not be adversely affected by changes in economic, political or other conditions that do not affect the above ratings.


In addition to general obligation debt, the Georgia Constitution permits the issuance by the State of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the State under all contracts then in force to which the provisions of the second paragraph of Article IX, Section VI, Paragraph I(a) of the Georgia Constitution of 1976 (supplanted by the Constitution of 1983) are applicable, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. As of November 2002, the State's highest total annual commitment in any current or subsequent fiscal year equaled 5.76% of fiscal year 2002 receipts.


The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the state treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

The obligations held from time-to-time in the Georgia Fund will, under present law, have a very high likelihood of having been validated and confirmed in a judicial proceeding prior to issuance. The legal effect of a validation in Georgia is to render incontestable the validity of the pertinent obligations and the security therefor. Certain obligations of certain governmental entities in the State are not required to be validated and confirmed; however, the percentage of such non-validated obligations would be very low in relation to all outstanding municipal obligations issued within the State.


The State operates on a fiscal year beginning July 1 and ending June 30. For example, "fiscal 2002" refers to the year ended June 30, 2002.

Based on data issued by the State of Georgia for the fiscal year 2002, income tax receipts and sales tax receipts of the State for fiscal year 2002 comprised approximately 48.6% and 30.5%, respectively, of the State tax receipts. Further, such data shows that total State Treasury Receipts for fiscal 2002 decreased by approximately 4.1% compared to such State Treasury Receipts in fiscal 2001. As of November 2002, the State estimates Net Revenues for 2003 at $15,588,278,139, an estimated increase of approximately 3.1% from 2002 revenue receipts.

The average annual unemployment rate of the civilian labor force in the State for July 2002 was 4.9% according to preliminary data provided by the Georgia Department of Labor. The Metropolitan Atlanta area, which is the largest employment center in the area comprised of Georgia and its five bordering states and which accounts for approximately 42% of the State's population, has for some time enjoyed a lower rate of unemployment than the State considered as a whole. In descending order, services, wholesale and retail trade, government, manufacturing, and transportation and public utilities comprise the largest sources of employment within the State.


Many factors affect and could have an adverse impact on the financial condition of the State and other issuers of long-term debt obligations which may be held in the Georgia Fund, including national, social, environmental, economic and political policies and conditions, many of which are not within the control of the State or such issuers. It is not possible to predict whether or to what extent those factors may affect the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund and the impact thereof on the ability of such issuers to meet payment obligations.

The sources of the information are the official statements of issuers located in Georgia, other publicly available documents and oral statements from various Federal and State agencies.

Risk Factors Affecting the Louisiana Fund

Under Louisiana law, certain bonds and obligations constitute general obligations of the State of Louisiana or are backed by the full faith and credit of the State of Louisiana, and certain bonds and obligations do not or are not. The Louisiana Fund invests in both types of obligations.

The Bond Security and Redemption Fund of the State of Louisiana secures all general obligation bonds of the State of Louisiana issued pursuant to Article VII, Sections 6(A) and 6(B) of the constitution of Louisiana and those bonds issued by State agencies or instrumentalities which are backed by the State's full faith and credit, pari passu. With certain exceptions, all money deposited in the State Treasury is credited to the Bond Security and Redemption Fund. In each fiscal year, an amount sufficient to pay all of the State's current obligations which are secured by its full faith and credit is allocated from the Bond Security and Redemption Fund. After such allocation, with certain exceptions, any money remaining in the Bond Security and Redemption Fund is credited to the State General Fund.

Any bonds issued by the State of Louisiana other than general obligation bonds, or any bonds issued by the State of Louisiana or any other issuer that are not backed by the full faith and credit of the State of Louisiana are not entitled to the benefits of the Bond Security and Redemption Fund.

The legislature has limited its ability to authorize certain debt and the State Bond Commission's ability to issue certain bonds. The legislature may not authorize general obligation bonds or other general obligations secured by the full faith and credit of the State if the amount of authorized but unissued debt plus the amount of outstanding debt exceeds twice the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such authorization. This debt limitation is not applicable to or shall not include the authorization of refunding bonds secured by the full faith and credit of the State, to authorized or outstanding bond anticipation notes, or to the issuance of revenue anticipation notes. Bond anticipation notes are issued in anticipation of the sale of duly authorized bonds or to fund capital improvements. The State Bond Commission may not issue general obligation bonds or other general obligations secured by the full faith and credit of the State at any time when the highest annual debt service requirement for the current or any subsequent fiscal years for such debt, including the debt service on such bonds or other obligations then proposed to be sold by the State Bond Commission, exceeds 10% of the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such issuance. This debt limitation is not applicable to the issuance or sale by the State Bond Commission of refunding bonds secured by the full faith and credit of the State of Louisiana or to bond anticipation notes.

A limitation on State borrowing has been established as a result of a constitutional amendment passed by the voters of Louisiana in October 1993. As a result of the amendment, the State Bond Commission may not approve the issuance of general obligation bonds secured by the full faith and credit of the State, or bonds secured by self-support revenues which in the first instance may not be sufficient to pay debt service and will then draw on the full faith and credit of the State, if the debt service requirement exceeds a specified percent of the estimate of money to be received by the State general fund and dedicated funds for each respective fiscal year as contained in the official forecast adopted by the Revenue Estimating Conference at its first meeting at the beginning of each fiscal year. The percentages are set on a graduated scale, beginning with 13.1% for the 1993-1994 fiscal year and descending to 6.0% for the 2003-2004 fiscal year and thereafter. The intent of the amendment is to reduce State borrowing over time so that there is a limit on the debt service a portion of the State budget. The forced restrictions on borrowing have led to a steady reduction in the share of the budget required to service debt as required under the 1993 constitutional amendment.

The State Bond Commission may also issue and sell revenue anticipation notes to avoid temporary cash flow deficits. These notes are payable from anticipated cash, as reflected in the most recent official forecast of the Revenue Estimating Conference. Unless issued in accordance with the provisions of
Article VIII, Section 6(A) of the State Constitution, the notes do not constitute a full faith and credit obligation of the State.

The foregoing limitations on indebtedness imposed upon the legislature and the State Bond Commission do not apply to obligations that are not general obligations of the State of Louisiana or that are not backed by the full faith and credit of the State of Louisiana.

Although the manner in which the Bond Security and Redemption Fund operates is intended to adequately fund all obligations that are general obligations of the State, or that are secured by the full faith and credit of the State, there can be no assurance that particular bond issues will not be adversely affected by expected budget gaps.


From 1993 to 2001, Louisiana has experienced recurring budget surpluses which have been applied primarily to reduction of outstanding debts. In fiscal 2002, a small deficit has occurred of $86 million which is to be funded by budget cuts of 1% to 2% for many state agencies. In 2002, the legislature and voters statewide approved a constitutional amendment which allows a broad range of state agency budgets to be reduced when necessary to meet operating deficits.

Louisiana State government revenues have been more dependent on retail sales taxes than most other Southern states. Constitutional amendments, known as the Stelly plan, were adopted by the voters in 2002, which include significant increases in state income taxes for the top 25% of taxpayers, while reducing sales taxes or removing sales taxes on residential utilities and some food items. This change in tax structure will provide more growth in state revenues in the future and generally make the tax structure in Louisiana less regressive.

The Louisiana State Economic Estimating Conference board of economists forecast in December 2002 a no growth in employment economy for the first half of 2003. Fiscal 2003-04 employment growth was forecast to be only 19,000 jobs - a 1% rate of employment growth - which means a rising unemployment rate in Louisiana. Personal income growth of 3% for fiscal 2002-03 was expected to be followed by a 3.4% rate of income growth in fiscal 2003-04. Louisiana is expected by the Conference to lag the national economic recovery by 6 to 10 months in 2003-04.

Louisiana has one of the largest proven reserves of natural gas in the nation. Rising demand for natural gas due to national economic expansion and the expansion of natural gas utility generating plants is likely to produce a significant increase in state severance tax collections from natural gas production. Conversely, changes in international oil prices and production levels continue to leave severance tax collections from oil production subject to volatile market conditions. Rapidly rising imports of seafood (fish, crayfish, shrimp and crab meat) are adversely affecting the Louisiana seafood industry. Sugar cane farmers are also confronting a rising volume of inexpensive imported sugar. Both of these domestic industries may experience substantial employment reductions over the next several years within Louisiana.

Current budget proposals by the State of Louisiana are based on a balanced budget, which requires continuation of all existing sources of revenue. National and international economic conditions as well as potential future terrorism related actions could have a substantial impact on mineral and tourism tax revenues which are outside of the normal State economic forecasting environment.

The maintenance of all but one existing military base in Louisiana and the expansion of activities at several of these bases have provided a source of employment stability. Rising Defense Department purchases of ships and support vessels has substantially increased the contract backlog at naval contractors and ship builders in Louisiana. Software development for Defense Department personnel systems has created more than a thousand programming oriented positions in the New Orleans area. Hotel occupancy levels and airport deplanements have been diminished by 4% to 5% since September 11, which has slowed the rate of new hotel construction and new service employment in the New Orleans area.

Risk Factors Affecting the Maryland Fund

The Maryland Fund's concentration on municipal bonds issued by the State of Maryland (the State), political subdivisions of the state and state and local agencies means that investors are subject to risks of default or change in value of the securities making up the Maryland Fund deriving from certain unique factors affecting Maryland issuers. The information presented below has been derived from the most recent official statement for the State's general obligation bonds, and does not purport to be comprehensive and is necessarily limited to general economic conditions.


General Factors. The State of Maryland has a population of approximately 5.4 million, with employment based largely in services, trade, and government. Those sectors, along with finance, insurance, and real estate, are the largest contributors to the gross state product, according to the US Department of Commerce, Bureau of Economic Analysis. Population is concentrated around Baltimore and Washington, DC, and proximity to Washington, DC influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years except 1997 and 1998. The unemployment figure for 20012000 was 4.1% compared to a national rate for the same period of 4.8%. Total employment increased by 17.6% between 1991 and 2001. The State's personal income per capita was the fifth highest of the 50 states in 2001, according to the Bureau of Economic Analysis, at 115.5% of the national average.

Maryland's economy has experienced the effects of the national recession that began in the first quarter of 2001. Employment growth slowed towards the end of 2001, and declined throughout most of 2002. While the recession came late to Maryland, the State appears to have fared slightly better the nation as a whole, with employment expected to show a decline of 0.6% compared to 0.8% nationally. Unemployment nationwide rose a full percentage point in 2002, to 5.8%, while Maryland's unemployment rose four-tenths of one percent to 4.5%. Forecasting from the trends it identified above, the Maryland Board of Revenue Estimates predicts a decline in the State's net general fund revenues of 0.3% in fiscal 2003, due to the slowdown in the economy. The revenue of political subdivisions and state and local agencies will also be affected by the slowdown in the economy.

State Finances. The State Constitution mandates a balanced budget. The State enacts its budget annually. The State's total expenditures as shown in summary financial statements for the fiscal years ending June 30, 1999, June 30, 2000 and June 30, 2001 were $14,579,431,000, $15,485,911 and $16,977,407, respectively. Revenues are derived largely from certain broad-based taxes, including statewide income, sales, motor vehicle, and property taxes. Non-tax revenues are largely from the federal government for transportation, health care, welfare and other social programs. General fund revenues on a budgetary basis realized in the State's fiscal year ended June 30, 2001, exceeded estimates by about $148.9 million, or 1.5%. The State ended fiscal 2001 with a $538.4 million general fund balance on a budgetary basis, of which $347.3 million was designated to fund fiscal year 2002 operations; this balance reflects a $518.7 million increase compared to the balance projected at the time the 2001 budget was enacted. In addition, there was a balance in the Revenue Stabilization Fund of $888.1 million. On a GAAP basis, the fiscal 2001 undesignated general fund balance was $642.0 million, compared with $513.1 million at the end of fiscal 2000. The total GAAP fund balance for fiscal year 2001 was $2,456.6 million compared with a total fund balance of $2,370.1 million for fiscal year 2000.

For fiscal 2002 the total budget was $21.4 billion, a $1.3 billion increase over fiscal 2001. The general fund accounts for approximately $10.6 billion, of which the largest expenditures are for health and education, which together represent two-thirds of total general fund expenditures. General fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust Fund.

Reserve funds consist of the Revenue Stabilization Fund and other reserve accounts, which together totaled $1,030.0 million at the end of fiscal 2001. The Revenue Stabilization Fund was established to retain State revenues for future needs and to reduce the need for future tax increases. Estimates for the close of fiscal 2002 project a total reserve balance of $678.1 million, of which $547.9 million is projected to be in the Revenue Stabilization Fund. The projected balance in the Revenue Stabilization Fund represents 5.7% of estimated General Fund Revenues.

On April 4, 2002, the Maryland General Assembly approved the State's budget for fiscal year 2003. The budget includes, among other things: (i) sufficient general funds for debt service on general obligation bonds to maintain the State property tax rate at a constant rate; (ii) $49.6 million for capital projects;
(iii) $3.6 billion in aid to local
governments; (iv) $181.0 million to the Revenue Stabilization Fund; and (v) net general fund deficiency appropriations of $171.7 million for fiscal year 2002. The budgeted general fund balance at June 30, 2003 was $13.5 million. In addition, the balance in the Revenue Stabilization Fund, net of the proposed fiscal year 2003 transfer of $249 million to the General Fund, was estimated to be $500.5 million at June 30, 2003, equal to 5.1% of general fund revenues.

After adoption of the fiscal year 2003 budget, the Comptroller of Maryland announced that the State's general fund balance for the fiscal year ended June 30, 2002 was expected to shrink from $427 million to $309 million, eliminating a portion of the surplus which had been appropriated for the current fiscal year and creating an estimated $104 million shortfall in the budget for the current fiscal year. In addition, state budget analysts have adjusted their estimates of the State's general fund revenue and expense for the fiscal year ending June 30, 2003, projecting a shortfall in the budget for the current fiscal year of approximately $590 million. The Maryland Bureau of Revenue Estimates projects the deficit for the fiscal year ending June 30, 2004 at approximately $1.3 billion.

Maryland municipal debt. The public indebtedness of Maryland, its political subdivisions and its agencies are divided into three basic types. The State and its political subdivisions issue general obligation bonds, to the payment of which the ad valorem property tax is pledged, for capital improvements and for various State or local-sponsored projects. In addition, The Maryland Department of Transportation issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. The State, its political subdivisions and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation.

At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Maryland had $4.5 billion of net State tax supported debt outstanding at March 31, 2002. General obligation bonds accounted for $3.5 billion of that amount. About 55% of debt service on general obligation bonds is paid from State property tax receipts, with the remainder paid from general funds of the State and by loan repayments from local units and other sources. Department of Transportation bonds outstanding account for another $726.7 million as of March 31, 2002; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicle fuel and a portion of the corporate income tax. Debt obligations issued by the Maryland Stadium Authority in the form of lease-backed revenue bonds account for $288.2 million of State tax supported debt outstanding as March 31, 2002. Rental payments under the lease are subject to annual appropriation by the General Assembly. The State has also financed construction and acquisition of various other facilities and equipment through lease-type financing, subject to annual appropriation by the General Assembly. The State had $1,053.6 million of authorized but unissued debt as of March 31, 2002. The state issued $515,830,000 of its general obligation bonds on August 15, 2002. One additional sale is anticipated during fiscal year 2003.

Risks associated with Maryland municipal bonds. Risks associated with municipal obligations vary by type. Major factors affecting the State's general obligation bonds are discussed above under the headings "General Factors" and "State Finances." Efforts to reduce projected deficits in the State's budget may lead to reductions in aid to local governments, which may affect the financial strength of the local governments. Also, factors affecting the local economy of a particular county or city may affect the investment quality of that county or city's general obligation bonds without necessarily affecting the investment quality of the general obligation bonds of the State or other Maryland counties or cities. Limited obligation revenue bonds may fluctuate in investment quality due to factors affecting only the particular revenue stream. For example, a downturn in the Maryland health care sector or a downturn for a specific health care borrower might affect the investment quality of Maryland hospital revenue bonds generally or might only affect a specific health care revenue bond issue. For another example, a sharp change in prevailing mortgage interest rates could affect the investment quality of housing mortgage revenue bonds. Risks associated with any type of municipal obligations may be significantly reduced when such bonds have been pre-refunded, or if such bonds are insured.

Industry specific conditions may affect the investment quality and value of revenue bonds. This paragraph discusses some of the major economic factors affecting the principal types of revenue bonds issued by Maryland governmental entities. Water and sewer revenues are affected by trends in population and new construction and by weather cycles. Transportation facility revenues are affected by economic conditions generally and by special factors such as rising energy prices. Revenues from private, non-profit healthcare corporations and hospitals are subject to federal and state regulatory restrictions, Maryland State rate regulation and fluctuations in federal and state reimbursement rates for Medicare and Medicaid. Maryland hospitals and healthcare corporations generally face a more difficult operating environment than their counterparts in many other states, due to revenue constraints imposed by the Maryland Health Services Cost Review Commission. The revenues of private colleges and universities are affected by enrollment demand, cost pressures, and change in State aid. Enrollment demand fluctuates with changes in the population of college bound persons and with the state of the economy. Housing revenue bonds are affected by the pace of housing starts, sales and refinancings, and by the levels of mortgage rates generally and local housing demand.


Risk Factors Affecting the Massachusetts Fund

The Commonwealth of Massachusetts and certain of its cities, towns, counties and other political subdivisions have at certain times in the past experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, recent developments regarding the Massachusetts statutes which limit the taxing authority of certain Massachusetts governmental entities may impair the ability of the issuers of some Massachusetts Municipal Obligations to maintain debt service on their obligations.


Total expenditures and other uses for fiscal 1998 totaled approximately $20.607 billion and total revenues and other sources totaled approximately $21.405 billion. The budgeted operating funds ended fiscal 1998 with an excess of revenues and other sources over expenditures and other uses of $798 million, and with positive fund balances of approximately $2.192 billion. Total expenditures and other uses for fiscal 1999 totaled approximately $21.647 billion and total revenues and other sources totaled approximately $21.567 billion. The budgeted operating funds ended fiscal 1999 with a deficit of revenues and other sources as compared to expenditures and other uses of $79.7 million, and with positive fund balances of approximately $2.112 billion. Total expenditures and other uses for fiscal 2000 totaled approximately $26.048 billion and total revenues and other sources totaled approximately $26.221 billion. The budgeted operating funds ended fiscal 2000 with an excess of revenues and other sources as compared to expenditures and other uses of $173 million, and with positive fund balances of approximately $2.285 billion. Total expenditures and other uses for fiscal 2001 totaled approximately $23.072 billion and total revenues and other sources totaled approximately $23.798 billion. The budgeted operating funds ended fiscal 2001 with an excess of revenues and other sources as compared to expenditures and other uses of $725.6 million, and with positive fund balances of approximately $3.011 billion. Total expenditures and other uses for fiscal 2002 totaled approximately $24.674 billion and total revenues and other sources totaled approximately $23.049 billion. The budgeted operating funds ended fiscal 2002 with a deficit of revenues and other sources as compared to expenditures and other uses of $1.625 billion, and with positive fund balances of approximately $1.387 billion.

Because of the recent economic downturn, fiscal 2003 revenues are now estimated to be substantially lower than the revenue estimates used when the fiscal 2003 budget was enacted. Accordingly, the Governor and state legislature are considering a variety of reductions in expenditures and possible increases in revenues to address the fiscal 2003 budget imbalance.


In Massachusetts, the tax on personal property and real estate is the principal source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service. Proposition 2 1/2 required those cities and towns with property tax levies in excess of 2 1/2% of the full and fair cash value of their taxable real estate and personal property to reduce their levies to the 2 1/2% level. It also limited each year's increase in the tax levy for all cities and towns to 2 1/2% of the prior year's maximum levy, with an exception for certain property added to the tax rolls and for certain substantial valuation increases other than as part of a general reevaluation.


The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in state funded local aid, which increased significantly in fiscal years 1982 through 1989. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth. Because of decreased Commonwealth revenues, local aid



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


declined significantly in fiscal 1990, 1991 and 1992. Local aid increased somewhat in each fiscal year from 1993 through 2002.

Limitations on state tax revenues have been established by an initiative petition approved by the voters on November 4, 1986. The initiative petition contains no exclusion for debt service on Commonwealth bonds and notes. Under this measure, excess revenues are returned to taxpayers in the form of lower taxes. State tax revenues in fiscal 1987 did exceed the tax limit imposed by the initiative petition by an estimated $29.2 million. This amount was returned to the taxpayers in the form of a tax credit against calendar year 1987 personal income tax liability pursuant to the provisions of the initiative petition. State tax revenues since fiscal 1988, have not exceeded the limit imposed by the initiative petition.

The Commonwealth maintains financial information on a budgetary basis. Since fiscal year 1986, the Comptroller also has prepared annual financial statements in accordance with generally accepted accounting principles (GAAP) as defined by the Government Accounting Standards Board (GASB). The fiscal 2002 financial statements were the first prepared by the Commonwealth in accordance with GASB Statements Nos. 34, 35, 37, and 38. Such GAAP basis financial statements indicated that the Commonwealth ended fiscal 2002 with fund equities of approximately $2.468 billion..


Risk Factors Affecting the Michigan Fund

The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing, however, such manufacturing continues to be a significant part of the State's economy. These particular industries are highly cyclical and in recent years, operated at somewhat less than full capacity. The cyclical nature of these industries and the Michigan economy can adversely affect the revenue streams of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.


In 1977, the State enacted legislation, which created the Counter-Cyclical Budget and Economic Stabilization Fund (BSF). The BSF operates as a "rainy day fund" and is designed to accumulate balances during years of significant economic growth, which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. General Fund surplus during 1992-2000 was transferred, as required by statute, to the BSF. The additions to the BSF in these fiscal years generally reflect the effects of an expanding economy and increased tax and other revenues received by the State. Calculated on an accrual basis, the unreserved ending accrued balances of the BSF were had grown from $579.8 million at September 30, 1997 to $1.26 billion at September 30, 2000. The balance of the BSF declined to $994.2 million at September 30, 2001, the date of the latest audited financial statements available. The State's Annual Financial report for fiscal years ending September 30, is generally available at the end of March of the following year.

Beginning in the last quarter of calendar year 2000 and continuing during 2001 and 2002, the State reported that tax and other revenues declined and lagged behind the corresponding months of 1999. The unemployment rate in the State began to rise, reversing a trend of several years' decreasing unemployment. Unemployment figures available for 2001 reflect increasing unemployment, and the State unemployment rate since January 2001 again exceeds the national average. At present, consistent with the down-turn in the national economy, the State is experiencing an economic slow-down which has resulted in reductions of anticipated State revenues. In 2001, the State Legislature completed required approvals of an executive order of the Governor which reduced appropriated State expenditures and which provided for reductions in revenue sharing for Michigan municipalities. The Legislature also appropriated transfers from the BSF of up to $752.0 million during fiscal year 2001-02 and up to $239.0 million during fiscal year 2002-03 to avoid anticipated budget deficits. Preliminary estimates for the September 30, 2002 fiscal year-end estimate the BSF balance to be $145.2 million at September 30,2002.


Beginning in 1993, the Michigan Legislature enacted several statutes which significantly affect Michigan property taxes and the financing of primary and secondary school operations. The property tax and school finance reform measures included a ballot proposal (Proposal A) and constitutional amendment which was approved by voters on March 15, 1994. Under Proposal A as approved, the State sales and use tax rates were increased from 4% to 6%, the State income tax and cigarette tax were increased, the Single Business Tax imposed on business activity within the state was decreased and, beginning in 1994, a State property tax of 6 mills is now imposed on all real and personal property currently subject to the general property tax. Proposal A contains additional provisions regarding the ability


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

of local school districts to levy supplemental property taxes for operating purposes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation.

Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

The State is a party to various legal proceedings seeking damages or injunctive or other relief and, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care and refund claims under state taxes. Although legislation was enacted in 2000 to resolve and fund the settlement of certain of this litigation, and to authorize transfers from the BSF, for example, to the School Aid Fund, the ultimate resolution of those claims is not presently determinable, and the State has not expressed any opinion in disclosure materials relating to municipal bond offerings regarding the ultimate disposition and consequences of any litigation, or the disposition and consequences of these cases in combination with any State revenue loss, the implementation of any tax reduction or the failure to realize any budget assumption.

Currently, following rating increases announced in 1998 and in 2000, the State's general obligation bonds are rated Aaa by Moody's and AAA by S&P. To the extent that the portfolio of Michigan obligations is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

Risk Factors Affecting the Minnesota Fund


The following highlights certain information relating to the Minnesota economy and some of the more significant revenue and fiscal trends affecting Minnesota, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of Minnesota, its agencies, and instrumentalities as available on the date of this SAI, as well as State financial forecasts and other publicly available documents. The Minnesota Fund has not independently verified any of the information contained in such documents, but is not aware of any fact which would render such information inaccurate. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, and does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the Minnesota Fund.


Constitutional State Revenue Limitations. Minnesota's constitutionally prescribed fiscal period is a biennium, and the State operates on a biennial budget basis. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the State's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.

Effect of Limitations on Ability to Pay Bonds. There are no constitutional or statutory provisions which would impair the ability of Minnesota municipalities to meet their bond obligations if the bonds have been properly issued.


Minnesota's Economy. The State of Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Diversity and a significant natural resource base are two important characteristics of the State's economy. In 2001, the structure of the State's economy closely paralleled the structure of the United States' economy as a whole. State employment in ten major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of the national employment share.

During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national growth; total employment increased 17.9% in Minnesota while increasing 20.1% nationally. Most of Minnesota's relatively



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


slower growth during this period is associated with declining agricultural employment and with the two recessions in the U.S. economy occurring in the early 1980s which were more severe in Minnesota than nationwide. Minnesota non-farm employment growth generally kept pace with the nation in the period after the 1981-82 recession ended in late 1982. In the period 1990 to 2001, non-farm employment grew 25.6% compared to 20.9% nationwide. Employment data indicate that the recession which began in July 1990 was less severe in Minnesota than in the national economy and that Minnesota's recovery was more rapid than the nation's.

There are indications that the recession which began in March 2001 may have been more severe in Minnesota than the nation as a whole. Through October 2002, statewide payroll employment was 2.0% below its February 2001 peak, compared to a fall of 1.2% nationally for such period.

Since 1980, State per capita personal income has been within nine percentage points of national per capita personal income. Minnesota per capita income has generally remained above the national average during this period. In 2001, Minnesota per capita personal income was 108.3% of the national average.

Minnesota's monthly unemployment rate was generally less than the national average during 2000 and 2001, averaging 3.7% in 2001, as compared to the national average of 4.8%. A major continuing trend for Minnesota, as for the nation, is the large employment gain in the service industries. From 1990 to 2001, Minnesota service industry employment grew 46.8%. Accompanying this was a decline in agriculture and mining employment.

Minnesota's resident population grew from 4,085,000 in 1980 to 4,387,000 in 1990, or at an average annual compound rate of 0.7%. In comparison, U.S. population grew at an annual compound rate of 0.9% during this period. In 2000, Minnesota's resident population was 4,919,000, reflecting an annual growth rate since 1990 of 1.2 percent. This is the same growth rate as the U.S. population as a whole. Minnesota's population is currently forecast by the U.S. Department of Commerce to grow at an annual rate of 0.8% through 2015.

Manufacturing has proven to be a strong sector, with Minnesota employment growth in this area outperforming its U.S. counterpart in both the 1980-1990 and 1990-2000 periods. Minnesota's manufacturing industries accounted for 15.5% of the State's employment mix in 2001. In the durable goods industries, the State's employment in 2001 was highly concentrated in the industrial machinery and instrument and miscellaneous categories. Of particular importance is the industrial machinery category in which 28.2% of the State's durable goods employment was concentrated in 2001, as compared to 18.9% for the United States as a whole. This emphasis is partly explained by the location in the State of a number of computer equipment manufacturers which are included in the industrial machinery classification.

The importance of the State's resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2001, 30.1% of the State's non-durable goods employment was concentrated in food and kindred industries, and 16.5% in paper and allied industries. This compares to 23.9% and 9.0%, respectively, for comparable sectors in the national economy. Both of these rely heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes, and nearly one-third to forestry. Printing and publishing is also relatively more important in Minnesota than in the nation.

The State is situated in the midst of the family farm belt. Although a decline in jobs in agriculture is forecasted due to technological improvements and the trend away from small family farms, in 2000 Minnesota ranked sixth among all states in total cash receipts derived from agricultural products. In order of receipts, the six major agricultural products in 2000 were , soybeans, hogs, corn, dairy products, cattle and calves, and turkeys.

Mining is currently a less significant factor in the state economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 thousand in 1979 to 6.0 thousand in 2001.

State Fiscal Matters. The State of Minnesota has experienced budgeting and financial problems from time-to-time since 1980. For the several years prior to 2002, Accounting General Fund Revenues were positive. However, Minnesota's budget outlook has weakened substantially since the beginning of the current 2002-2003 biennium which commenced July 1, 2001.

According to the State's official forecast released in November 2002, the weak stock market, a slowly rebounding economy, and higher than projected human services expenditures combined to produce a projected general fund shortfall of $356 million for the biennium ending June 30, 2003. Because Minnesota's Constitution prohibits borrowing beyond the end of the biennium for operating purposes, action will be required to bring revenues and expenditures into balance before June 30, 2003. The projected shortfall is about 2.5% of spending for fiscal year 2003, but 5% of expenditures to be made in the last six months of the year, during which period all of the necessary adjustments must be made.

The current shortfall comes on the heels of action taken by the Legislature earlier in 2002 to close a deficit for the biennium which had been projected in February 2002 to be $2.289 billion. That action, which consisted primarily of reducing the budget reserve, eliminating certain cash balances, deferring certain aid payments to the next biennium and reducing some budgeted spending, had then been expected to provide for a projected June 30, 2003 general fund balance of zero and a projected budget reserve account balance of $318 million. The currently projected $356 million shortfall assumes utilizing $294 million of the budget reserve so that the reserve balance would be $24 million at June 30, 2003.

The forecast of revenues and expenditures for the 2004 - 2005 biennium indicates a $4.56 billion deficit before balancing the 2003 deficit, which is approximately 15% of projected expenditures for the biennium. After balancing the budget for the current biennium, the projected deficit is $4.20 billion with of $110 million of reserves. This compares with a projected deficit of $1.65 billion for the 2004-2005 biennium as of the end of 2002 legislative session. Among other changes, the November 2002 forecast reduces anticipated revenues by $1.634 billion and increases projected expenditures $926 million from the 2002 end-of-session baseline. This forecast specifically establishes the current law context for budget development for the 2004-2005 biennium. Since no budget is currently in place for that biennium, expenditure projections assume the extension of current programs, adjusted only for projected changes in caseload and enrollment. As required by law, inflation is no longer included in the expenditure projections. Expenditure differences between the end-of-session estimates and this forecast are largely due to changes in enrollment, caseload and other formula or program changes currently in law.




Both the Constitution and state statutes require that the budget for the two-year biennial period be balanced. Article XI, section 6 of the Constitution prohibits issuing certificates of indebtedness beyond the end of a biennium and requires that a statewide property tax levy be instituted if funds are insufficient to pay back short-term borrowing within a biennium.


Minnesota Statutes 16A.152 governs use of the state budget reserve and the Governor's unallotment authority. Current statute requires that any amounts in the budget reserve first be used in its entirety, before the commissioner of finance has the authority to unallot or reduce state general fund appropriations with the approval of the Governor and after notification to the Legislative Advisory Commission.

The State's bond ratings in October 2002 were Aaa by Moody's and AAA by Standard & Poor's and Fitch's, but such ratings may be reduced if the State does not deal with projected budget deficits in a satisfactory manner.


Local Obligations. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, except that the State has adopted aid intercept programs under which, subject to appropriations, certain school and county obligations may be guaranteed. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Minnesota Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.


At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by over capacity in certain segments of the commercial real estate market. However, local finances are also affected by the amount of state aid that is made available. Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue. The State provides its political or governmental subdivisions, municipalities, governmental agencies, and instrumentalities with significant financial aid paid from State revenues. That aid may decrease substantially as a result of the State's projected budget deficits and could have substantial adverse effects on the economic and fiscal condition of local governments.

Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Minnesota Fund, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.

Minnesota Legislation. Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such a case would be. Should an adverse decision be rendered, the value of the securities purchased by the Minnesota Fund might be adversely affected, and the value of the shares of the Minnesota Fund might also be adversely affected.

Risk Factors Affecting the Missouri Fund

Industry and Employment. While Missouri has a diverse economy with a distribution of earnings and employment among manufacturing, trade and service sectors closely approximating the average national distribution, the national economic recession of the early 1980's had a disproportionately adverse impact on the economy of Missouri. During the 1970's, Missouri characteristically had a pattern of unemployment levels well below the national averages. During the period following the 1980 to 1983 recession periods until the mid-1990's, Missouri unemployment levels generally approximated or slightly exceeded the national average; however, in the second half of the 1990's, Missouri unemployment levels returned to generally being equal to or lower than the national average. A return to a pattern of high unemployment could adversely affect the Missouri debt obligations acquired by the Fund and, consequently, the value of the shares in the Fund.

The Missouri portions of the St. Louis and Kansas City metropolitan areas collectively contain over 50% of Missouri's 2000 population census of 5,595,211. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a significant agricultural sector which is experiencing farm-related problems comparable to those which are occurring in other states. To the extent that these problems were to intensify, there could possibly be an adverse impact on the overall economic condition of the State of Missouri.

Defense related business plays an important role in Missouri's economy. There are a large number of civilians employed at the various military installations and training bases in the State. In addition, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. There can be no assurances there will not be further changes in the levels of military appropriations, and, to the extent that further changes in military appropriations are enacted by the United States Congress or foreign governments purchasing military equipment manufactured in the State, Missouri could be disproportionately affected. It is impossible to determine what effect, if any, continued consolidation in defense related industries will have on the economy of the State. Any shift or loss of production operations now conducted in Missouri could have a negative impact on the economy of the State.

Desegregation lawsuits in St. Louis and Kansas City have traditionally required significant levels of state funding and are sources of uncertainty. Nothwithstanding a 1995 US Supreme Court decision favorable to the State in Kansas City desegregation litigation, court orders are unpredictable and school district spending patterns have proven difficult to predict. The State paid approximately $279 million in desegregation costs in fiscal 1998 and $286 million in fiscal 1999. The State has entered into a settlement agreement with respect to the Kansas City


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

desegregation lawsuit pursuant to which the State made its final desegregation payment to the Kansas City Missouri School District in fiscal 1999. The State entered into a settlement agreement with respect to the St. Louis desegregation lawsuit, pursuant to which the State ended operating budget payments and will phase out payments for transfer costs and capital improvements. In connection with that settlement, the State paid $64 million in 2000, $60 million in 2001 and has budgeted $20 million for fiscal year 2002.

Revenue and Limitations Thereon. Article X, Sections 16-24 of the Constitution of Missouri (Hancock Amendment), imposes limitations on the amount of State taxes which may be imposed by the General Assembly of Missouri (General Assembly) as well as on the amount of local taxes, licenses and fees (including taxes, licenses and fees used to meet debt service commitments on debt obligations) which may be imposed by local governmental units (such as cities, countries, school districts, fire protection districts and other similar bodies) in the State of Missouri in any fiscal year.

The State limit on taxes is tied to total State revenues for fiscal year 1980-81, as defined in the Hancock Amendment, adjusted annually in accordance with the formula set forth in the amendment, which adjusts the limit based on increases in the average personal income of Missouri for certain designated periods. The details of the amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. Generally, if the total State revenues exceed the State revenue limit imposed by
Section 18 of Article X by more than 1%, the State is required to refund the excess. The State revenue limitation imposed by the Hancock Amendment does not apply to taxes imposed for the payment of principal and interest on bonds, approved by the voters and authorized by the Missouri Constitution. The revenue limit also can be exceeded by a constitutional amendment authorizing new or increased taxes or revenues adopted by the voters of the State of Missouri.

The Hancock Amendment also limits new taxes, licenses and fees and increases in taxes, licenses and fees by local governmental units in Missouri. It prohibits counties and other political subdivisions (essentially all local governmental units) from levying new taxes, licenses and fees or increasing the current levy of an existing tax, license or fee without the approval of the required majority of the qualified voters of that county or other political subdivision voting thereon.

When a local governmental unit's tax base with respect to certain fees or taxes is broadened, the Hancock Amendment requires the tax levy or fees to be reduced to yield the same estimated gross revenue as on the prior base. It also effectively limits any percentage increase in property tax revenues to the percentage increase in the general price level (plus the value of new construction and improvements), even if the assessed valuation of property in the local governmental unit, excluding the value of new construction and improvements, increases at a rate exceeding the increase in the general price level.

Risk Factors Affecting the New York Fund

See Appendix D to this SAI for information regarding "Risk Factors Affecting the New York Fund."

Risk Factors Affecting the Ohio Fund

As described above under "Ohio Taxes" and except to the extent investments are in temporary investments, the Ohio Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.


Much of this information, particularly debt figures and other statistics, is as of November 18, 2002.

General. Ohio is the seventh most populous state--11,353,140 in 2000, up from 10, 847,100 in 1990. While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

In earlier years, the State's unemployment rate was usually somewhat higher than the national figure; for example, the reported 1990 average monthly rates were 5.7% for the State, compared to a 5.5% national figure. However,



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then through 1998, the annual State rates were below the national rates (4.3%
vs. 4.5% in 1998, but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.1% vs. 4.0%), and then lower again in 2001 (4.3% vs. 4.8%). The unemployment rate and its effects vary among geographic areas of the State.


There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.


State Finances. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which major sources are the personal income and sales-use taxes. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending fiscal year balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances (particularly in the GRF) during less favorable economic periods such as the current fiscal biennium; these actions include general and selected reductions in appropriations spending. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.
Recent biennium ending GRF balances were:

      ------------------------------------------------------------------------
           Biennium               Fund Balance              Cash Balance
      ------------------------------------------------------------------------
           1992-93                $111,013,000            $  393,634,000
      ------------------------------------------------------------------------
           1994-95                 928,019,000             1,312,234,000
      ------------------------------------------------------------------------
           1996-97                 834,933,000             1,367,750,000
      ------------------------------------------------------------------------
           1998-99                 976,778,000             1,512,528,000
      ------------------------------------------------------------------------
           2000-01                 219,414,000               817,069,000
      ------------------------------------------------------------------------

The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.

1992-93. State and national fiscal uncertainties necessitated several actions to achieve the ultimate GRF positive ending balances. An interim appropriations act was enacted effective July 1, 1991, when included appropriations for both years of the biennium for debt service and lease rental obligations of the State payable from the GRF, even though most other GRF appropriations were made for only one month. The general appropriations act for the entire biennium was then passed on July 11, 1991. Included in the resources appropriated was $200 million from the Budget Stabilization Fund (BSF).

To address a projected fiscal year 1992 imbalance, the Governor ordered most State agencies to reduce GRF appropriations spending in the final six months of that FY by a total of approximately $184 million, the entire $100 million BSF balance and additional amounts from certain other funds were transferred to the GRF, and other revenue and spending actions taken.

Steps to ensure positive biennium-ending GRF balances for fiscal year 1993 included the Governor ordering selected GRF spending reductions totaling $350 million, and tax revisions. As a first step toward BSF replenishment, $21 million was deposited in that fund from the GRF balance.

1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) were significantly above estimates. Transfers from the biennium-ending GRF fund balance included $535 million to the BSF, and $322 million to other funds, including, a human services stabilization fund in anticipation of possible federal programs changes.

1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100 million was transferred for school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250 million was directed to school buildings, $138 million to the school computer



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network and school textbooks and instructional materials and a distance learning program, $34 million to the BSF, and $262 million to the State Income Tax Reduction Fund (ITRF).

1998-99. GRF appropriations of approximately $36 billion provided for significant increases in primary and secondary education funding. Of the first fiscal year (ended on June 30, 1998) GRF ending fund balance of over $1.08 billion, approximately $701 million was transferred to the ITRF, $200 million to public school assistance programs, and $44 million to the BSF. Of the biennium-ending GRF fund balance, $325 million was transferred to school building assistance, $293 million to the ITRF, $85 million to a program to supply computers for classrooms, $4.6 million to interactive video distance learning, and $46.3 million to the BSF.

2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year (2000) of the biennium ended with a GRF cash balance of $1.5 billion and fund balance of $55 million. Transfers included $49.2 million to the BSF (increasing its balance to over $1 billion, or 5% of GRF revenue for the preceding FY), and $610.4 million to the ITRF.

In the middle of the second year of the 2001 biennium, the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs, of which the State's share of $247.6 million came from $125 million in fiscal year 2001 GRF spending reductions (a 1 to 2% cut applying to most State departments and agencies) and $127.6 million in available GRF moneys. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were moneys for elementary and secondary education.

Then in late March 2001 new preliminary lowered revenue estimates for fiscal year 2001 and for fiscal years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the nationwide economic downturn, GRF revenue estimates for fiscal year 2001 were reduced by $288 million. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending balance at June 30, 2001 were further reduction in expenditures and appropriations spending (with the same exceptions mentioned above), and authorization to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending balance of $188.2 million (representing historical 0.5% year-end cash flow allowance). The State ended fiscal year 2001 with a GRF fund balance that made that BSF transfer unnecessary.

Current Biennium. Primarily as a result of continuing economic conditions, budgetary pressures have been largely due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

Detailed consideration initially came in three general time frames - the June 2001 biennial appropriation act, then late fall and early winter 2001, and then May 2002. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys that were previously earmarked for other purposes.

The June 2001 GRF appropriations act provided for GRF expenditures of approximately $45.1 billion, without increases in any major State taxes. Necessary GRF debt service and lease rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced, and included in the respective versions as passed by the House and the Senate and in the act as passed and signed. The same was true for separate appropriations acts that included lease-rental appropriations for certain OBA-financed projects for the departments of Transportation and Public Safety, and Bureau of Workers' Compensation.

That original appropriations act provided for these uses of certain reserves, aimed at achieving fiscal year and biennium ending positive GRF fund balances, based on then current estimates and projections:

      o Transfer of up to $150 million from the BSF to the GRF, for increased Medicaid costs, and to the GRF in fiscal year 2002 of the entire ($100 million) balance in the Family Services Stabilization Fund.

      o An additional $10 million from the BSF to an emergency purposes fund.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue



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collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected significant GRF revenue shortfalls for fiscal year 2002 of $709 million and of $763 million for current fiscal year 2003. Executive and legislative actions were taken based on those new estimates, including:

      o The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations), and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies. Exempted were primary and secondary education and the adjutant general.

      o December legislation, the more significant aspects of which included:

      o Authorizing transfer of up to $248 million from the BSF to the GRF during the current biennium. This was in addition to the $160 million in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $600 million).

      o Reallocating to the GRF a $260 million portion of tobacco settlement receipts in fiscal years 2002 and 2003, intended to be replenished from settlement receipts in fiscal years 2013 and 2014.

      o Reducing appropriation spending authorizations for the legislative and judicial branches.

      o Making certain tax-related changes (including accelerating the time for certain payments).

      o Authorizing Ohio's participation in a multi-state lottery game, estimated to generate $41 million in fiscal year 2003. This participation has begun, although litigation has sought, to date unsuccessfully, to enjoin the authorization on State constitutional grounds.

Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project an even higher GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These updated shortfall estimates were approximately $763 million in fiscal year 2002 and $1.15 billion in fiscal year 2003. Further executive and legislative actions were taken for fiscal year 2002 and have been and will be taken as necessary to ensure a positive GRF fund balance for the biennium. In addition to further administrative and management steps, such as additional restraints on spending, those actions included legislation that provides for, among other things:

      o Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance (over $604 million) as needed in fiscal years 2002 and 2003, and of $50 million of unclaimed funds to the GRF.

      o Reduction of the fiscal year 2002 ending GRF balance by $50 million (to $100 million from its previously reduced budgeted level of $150 million).

      o Increased cigarette tax by 31(cent)per pack (to a total of 55(cent)a pack), estimated by OBM to produce approximately $283 million in FY 2003.

      o Transfers to the GRF of $345 million from tobacco settlement money received in fiscal years 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead be provided by way of additionally authorized $345 million in general obligation bonds.

      o Extension of the State income tax to Ohio-based trusts (ending December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law "economic stimulus changes" by modifying existing State law tie-ins to the federal tax base. OBM estimates this combination to produce approximately $283 million in fiscal year 2003.

      o     Selective additional appropriation cuts for certain departments.



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Certain other provisions of the legislation are aimed at the future, rather than the current biennium, including beginning in July 2005 the indexing of State income tax brackets to the Gross Domestic Product.

Several categories of fiscal year 2002 GRF tax receipts were below those in the prior fiscal year. Overall, those total tax receipts were 1.1% below those in fiscal year 2001. Fiscal year 2002 nevertheless did end with positive GRF balances of $108.3 million (fund) and $619.2 million (cash). This was accomplished by the remedial steps described above, including significant transfers from the BSF ($534.3 million) and from tobacco settlement moneys ($289.8 million). The fiscal year ending BSF balance was $427.9 million, already committed and appropriated to GRF use if needed in 2003.

On July 1, 2002, the first day of the new fiscal year, the Governor ordered a total of approximately $375 million in GRF spending cutbacks for fiscal year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. Annual cutbacks ranged from generally 7.5% to 15%, with allocation of amounts and manners determined by the OBM Director in consultation with the affected agencies and departments. Excluded from those cutbacks are elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Expressly excluded are appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

OBM is currently projecting a positive GRF fund balance at June 30, 2003. As discussed above the State is effectively precluded by law (including its Constitution) from ending a fiscal year or a biennium in a "deficit" position.

Due to the continuing pendency of the school funding litigation OBM expenditure estimates have not included additional expenditures pursuant to the latest Supreme Court order; as noted below the Court has granted reconsideration of the portion of its order that would require an additional substantial but as yet undetermined amount in this biennium.

Additional appropriations actions, affecting most subdivisions and local libraries in the State, cap the amount to be distributed from the various local government assistance funds in fiscal years 2002 and 2003 essentially to the lesser of the equivalent monthly payment amounts in fiscal years 2000 and 2001 or the amounts that would have been distributed under the standard formula.

Debt. The State's incurrence or assumption of debt without a popular vote is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt limited in amount to $750,000 to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception in both cases is for any debts incurred to repel invasion, suppress insurrection or defend the State in war.)

By 17 constitutional amendments approved from 1921 to date (the latest in 2000) Ohio voters authorized the incurrence of State general obligation debt and the pledge of taxes or excises to its payment. At November 18, 2002, over $3.26 billion (excluding certain highway bonds payable primarily from highway user receipts) of this debt was outstanding or awaiting delivery. The only such State debt at that date authorized to be incurred were portions of the highway bonds, and the following:

      o Up to $100 million of obligations for coal research and development may be outstanding at any one time ($45.8 million outstanding).

      o Obligations for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($1.2 billion outstanding).

      o The conservation purposes bonds referred to below ($48 million outstanding).

      o Up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($161.3 million outstanding, with no more than $50 million to be issued in any one year).



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      o     The common school bonds ($891.9 million outstanding) and higher education bonds ($897.7 million outstanding) referred to below.

Recent general obligation authorizing constitutional amendments were:

      o 2000 -- authorizes the issuance of State general obligation bonds for land conservation purposes, and bonds for revitalization purposes (including statewide brownfields clean-up). For each of the two purposes, not more than $50 million in principal amount may be issued in any fiscal year and not more than $200 million in principal amount may be outstanding in accordance with their terms at any time. The bonds for revitalization purposes are special obligations payable from particular revenues and receipts designated by the General Assembly (currently a portion of State liquor profits).

      o 1999 -- authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State, and facilities for state supported and assisted institutions of higher education.

      o 1995 -- extended the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorized additional highway bonds (expected to be payable primarily from highway user receipts). The latter authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

      o 1994 -- pledged the State's full faith and credit and taxing power to meeting certain guarantees under the State's tuition credit program, a program that provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorizes student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

The 1999 amendment also provides that State general obligation debt and debt represented by other direct obligations of the State (including lease-rental special obligations referred to below), may not be issued if future fiscal year total debt service on those then outstanding and new direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the fiscal year of issuance.

The Constitution also authorizes the issuance for certain purposes of State obligations, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include lease-rental obligations issued by the Ohio Building Authority and the State Treasurer, and previously by the Ohio Public Facilities Commission, over $4.4 billion of which were outstanding.

In recent years, for the financing of certain transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years, certificates of participation or special obligation bonds of the State or a local agency are issued that represent fractionalized interests in or are payable from anticipated future State payments. The State estimates highest future fiscal year payments under those agreements and arrangements to be approximately $66.9 million (of which $62.3 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements and arrangements are subject to biennial appropriations, with the lease or payment terms as to the State being two years subject to renewal if appropriations are made.

A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in connection with which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.



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Debt Rating. The State's general obligation bonds are currently rated
(uninsured) "Aa1" by Moody's, "AA+" by Fitch, and "AA+" (nonhighway) and "AAA" (highway) by S&P. The State's outstanding uninsured lease-rental bonds issued by the Ohio Building Authority and the Treasurer (and previously by the Ohio Public Facilities Commission) are rated "Aa2" by Moody's and "AA" by S&P and Fitch. Moody's and S&P also revised their credit outlook on the State from "stable" to "negative" in December 2001 and June 2002, respectively.

Schools and Municipalities. Local school districts in Ohio receive a major portion (state-wide aggregate of less than 50% in fiscal year 2002) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 127 districts on voter-authorized income taxes, for significant portions of their budgets.

In a September 2001 opinion the Ohio Supreme Court issued its latest substantive decision in litigation that has long been pending in Ohio courts questioning the constitutionality of the State's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." The majority of the Court concluded that the system of school funding, as it had been modified and developed since 1991 and assuming full implementation of two modifications newly ordered by the Court, will meet constitutional requirements. (Two dissenters would find the system not yet in compliance; a third continued to conclude that compliance was a matter for the legislative branch, not the judiciary.) The two modifications directed by the Court, both of which would require action by the General Assembly, are:

      o Revisions of the formula and factors involved in calculating the per student costs of providing an adequate education. The Court stated no deadline, but required that the revisions be applied retroactively to July 1, 2001 (the beginning of the current State biennium). OBM estimates the additional annual cost of this change to the State to be as much as $1.24 billion.

      o The effective date of full implementation of a parity aid program (already adopted and being phased in) moved up by two years -- full funding to be in fiscal year 2004 rather than 2006. That program is aimed at providing poorer districts with resources similar to those available to wealthier districts.

The Court granted the State's motion for reconsideration and clarification of the modification first listed above and of its retroactive application. The Court's referral to a master commissioner of the issues raised in that motion and others did not produce a resolution. Upon that commissioner's final March 2002 report, the matter returned to the Court's active docket for resolution.

It is not possible at this time to state what the Court's final action on reconsideration will be, or what or when the General Assembly's responses will be, or what effect they or any related actions may have on the State's overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions.

The Court had previously set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. The annual number of loans under this program ranged from 10 to 44, and the aggregate annual dollar amount of loans ranged from over $11 million to over $113 million (including $90 million to one for restructuring its prior loans). Under a restructured solvency assistance program, in fiscal year 2001 four districts received approximately $3.8 million. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a catastrophic grant. In fiscal year 2002, three districts received catastrophic grants totaling $2.56 million and one district received a solvency advance in the amount of $421,000.

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and


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townships.) Nine municipalities and one township are in "fiscal emergency"
status and five municipalities in preliminary "fiscal watch" status, and a school district "fiscal emergency" provision is applied to three districts with five on preliminary "fiscal watch" status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy (including any levy for unvoted general obligations) of ad valorem property taxes on particular property by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, to 1% of true value. Statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of governmental subdivisions are payable from property taxes that are unlimited as to amount or rate.


Risk Factors Affecting the Oregon Fund


The following information is a summary of special factors affecting the Oregon Municipal Series (the Oregon Fund). It does not purport to be a complete description and is based in part on (i) the December 2002 Oregon Economic and Revenue Forecast prepared by the Oregon Department of Administrative Services, and (ii) a December 10, 2002, Official Statement prepared by the State of Oregon State Department of Administrative Services for the issue of General Obligation Bonds, Series 2002.

Oregon Economic Review and Forecast

Summary of Recent Trends. The third quarter initial estimate of job growth was flat, no change from the previous quarter. This follows a job decline of 0.5% at an annual rate for the second quarter. The recession appears to be bottoming out. On net, jobs have essentially shown no growth since the start of this year. On a year-over-year (Y/Y) basis, job growth in the third quarter was at negative 0.6%. The Y/Y growth has steadily improved since the fourth quarter of 2001, when jobs declined by 2.2%.

Manufacturing showed improvement with an increase of 2.3% for the third quarter. This increase was pushed up by a 24.8% increase in transportation equipment jobs and a 9.1% increase in foods and kindred products jobs. High technology manufacturing job losses were at 0.2% following a 3.5% decline in the second quarter. Lumber and wood products employment fell by 2.6%, and the related industries of paper and printing modestly increased by 0.1% and publishing reduced jobs by 4.9%.

Nonmanufacturing jobs continued falling from the second quarter with a decline of 0.3% at an annual rate for the third quarter. Construction was weak again with a job loss of 4.7%.

Wholesale trade declined by 5.9%, while retail trade increased by 1.6%. Finance, insurance, and real estate marginally increased with 0.1% growth. Services increased by 0.8% and the government sector lost jobs with a 1.2% decline.

The most recent Blue Chip Job Growth rankings place Oregon 28th in the nation for Y/Y job growth. Between September 2001 and September 2002, jobs decreased by 7,600 or 1.63%. A year ago, Oregon ranked 48th. Oregon did not improve so much as other states economies declined.

Nevada's job growth has slowed, but still ranks 1st in the country. California had job losses over the year and ranks 24th. Idaho's job losses placed the state at 45th for the period. A year ago, California ranked 12th while Idaho ranked 9th among the 50 states.

The forecast by the Office of Economic Analysis (OEA) for third quarter 2002 annualized job growth was 0.7% compared to the reported 0.0%. Job growth was positive in manufacturing and slightly weak in non-manufacturing sectors. Unless noted otherwise, all percentage rates discussed below reflect annualized rates of change for the third quarter of 2002.

Manufacturing employment increase by 1,300 jobs, a 2.3% rise from the second quarter. Y/Y employment is still down by 2.8%. Non-manufacturing employment lost 1,200 jobs for a 0.3% decrease from the second quarter. This sector's job growth has declined 0.2% Y/Y.



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The electrical machinery sector, which includes semiconductors, continued its decline from the second quarter. The sector lost 100 jobs for a 1.0% decline. Non-electrical machinery, which includes computers, also declined. Overall, the high technology sector lost fewer than 100 jobs, helped by a slight increse in the instruments and related products sector.

Lumber and wood products employment fell by 300 jobs for a 2.6% decline. While the lower mortgage rates have helped this industry, the softening economy continues to dampen business activity.

Transportation equipment continued the strength seen in the second quarter by adding an additional 900 jobs for an increase of 24.8%. Even with the rebound in the second and third quarters, this sector is still down 1.7% Y/Y.

Non-durable manufacturing jobs rose by 2.2%. Food and kindred jobs increase by 9.1% for the quarter. Paper and allied products managed marginal job gains while printing and publishing saw sizable decline of 4.9%.

Non-manufacturing employment declined by 0.3%. Sectors that gained and lost jobs were mixed. Construction employment contracted by 4.7%. Lower mortgage rates were not enough to counter a softening economy. Trade sector jobs declined by 0.1%, mainly because of the decline in wholesale trade jobs of 5.9% that were partially offset by an increase of 1.6% in the retail sector. The service sector added 900 jobs for a 0.8% increase. The strength in the service sector is still coming from health services, which added jobs at a 3.2% rate. Other sectors with job losses include transportation services, communications and utilities, and state and local governments.

Finance, insurance, and real estate had job growth of 0.1%. The federal government increased employment by 3.2%, through a combination of fire fighters and airport security.

Short-Term Outlook

Overview. Similar to the US economy, one is hard pressed to say that Oregon is in a recovery period. A "jobless recovery" fits the data. OEA projects that this situation will persist in the fourth quarter of this year and forecasts a very mile increase in jobs of 0.3%. Jobs will not reach their pre-recession level until the third or fourth quarter of 2003. Annual average job growth is forecasted to be 1.3% in 2003, 2.4% 2004 and 2.1% in 2005.

OEA has a relatively pessimistic outlook for 2003. Recent information has shown a very sluggish recovery (if indeed one is under way). OEA's forecast follows the pattern of the others, published forecasts, with 2002 being the bottom of the recession and the start of the recovery. Strength builds as the economy moves into 2003 and 2004.

Manufacturing employment has mildly improved the last two quarters, but the annual average for 2002 will still show a sharp decline of 4.3%. The recovery will be weak with job growth averaging less than 2.0% through 2003. Manufacturing is expected to grow 0.9% in 2003 and 2.0% in 2003. Employment will still be below average job levels in 2000. Non-manufacturing jobs will slightly decrease by 0.4% in 2002, increase by 1.3% in 2003 and increase by 2.4% in 2004.

Lumber and wood products are projected to be marginally positive with growth of 0.1% in 2002 and further declines of 1.3% expected in 2003. Employment will be flat for the rest of forecast horizon.

The sector that contains semiconductors and electrical machinery will show a substantial drop of 7.6% in 2002. The slowdown in this sector will slowly reverse with1.8% job gains in 2003. Jobs are expected to grow 4.0% in 2004.

Transportation equipment will decline by 7.0% in 2002. Rebound growth will prevail at 3.2% in 2003 before flattening out with 0.5% growth 2004. Metals manufacturing will decline by 5.7% in 2002 before turning positive with growth of 1.9% in 2003 and 2.6% in 2004.

Construction will repeat the slowdown of 2001 with a decline of 6.8% in 2002. This sector is expected to be flat in 2003, with marginal growth of 0.1%. Growth will be positive in 2004 at 3.8%.

Wholesale and retail trade job growth will remain relatively weak in 2002 with a decline of 0.3%. Jobs will increase once again by 1.8% in 2003 and 2.2% in 2004. Services should see annual job growth of 0.2% in 2002, 1.9% in 2003 and 3.3% in 2004.



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Population growth is expected to be slightly higher than the US average, but much slower than the growth experienced in the mid-1990s. Slower but increasing growth will prevail over the next three years, with increases of 1.0% in 2002 and 1.0% in 2003 and 1.3% in 2004.

Forecast Changes. OEA's December 2002 Oregon economic forecast reflects an increase in personal income and a decrease in employment levels. The personal income increase stems from raised revisions to the state numbers. Most of the increase is due to stronger transfer payments. The employment decrease is based on weaker performance of the Oregon economy in the third quarter of 2002 and lowered national forecasts. The projected recovery is weaker than previously forecasted.

There is very little change in the outlook for total employment. Within this scenario, the manufacturing sector continues with slow growth that lasts throughout 2003. In comparison, the nonmanufacturing sector will have slow growth the first half of 2003, with increasing growth in the second half of 2003.

The forecast for total nonfarm jobs has been revised down 0.2% in 2002, 0.6% in 2003, and again 0.4% in 2004. National economic growth has been slightly weaker than anticipated. Third quarter job growth in Oregon was also slower than anticipated. The stock market slowdown and drops in leading indicators and consumer confidence contributed to the downward revisions.

Manufacturing has been decreased to reflect the weak recovery. The high technology sector forecast was reduced 0.1% for 2002, 0.7% for 2003 and 0.8% for 2004 reflecting weaker than expected growth. Still, the high technology sector will remain one of the fastest growing manufacturing sectors in the state through 2005. The forecast of non-manufacturing jobs was decreased by 0.2% in 2002, 0.5% in 2003, and decreased by 0.2% in 2004. Spillover from the weak manufacturing sector has softened non-manufacturing.

The lumber and wood products sector for 2002 is 0.7% lower than the September 2002 forecast. Commodity prices have recently receded, though declining mortgage rates have assisted the residential housing market and stemmed a steep decline. The forecast is revised down 2.5% in 2003 and 2.9% in 2004. The industry is expected to remain relatively flat through the forecast horizon.

Construction forecasts are lowered by 0.3% in 2002, 1.2% in 2003, and 1.3% in 2004. While the recent decline in mortgage rates should help residential construction, the slowing economy partially offsets this effect. The lowered commercial sector and job drop in the third quarter contributed to this lowered forecast.

Service job growth is decreased by 0.1% in 2002, 0.4% in 2003, and unchanged in 2004. Retail trade is revised up by 0.1% in 2002, 0.4% in 2003, and 0.6% in 2004.

Personal Income Components. Personal income is forecast to grow by 3.4% in 2002, followed by growth of 4.7% in 2003 and 5.9% in 2004. Wage and salary income will grow 1.1% in 2002, 4.8% in 2003, and 7.2% in 2004.

Non-farm proprietors' income will grow 4.0% in 2002. Growth in this income component will increase to 6.2% in 2003 and 6.2% in 2004.

Per capita income in Oregon will stay below the US average in 2002 through 2009. With faster growth forecasted for the Oregon economy, per capita income will move towards the US average through 2004.

Goods-Producing Sectors. The lumber and woods product sector has been losing employment during 2002. This sector gained jobs during the first half of the year then lost jobs during the third quarter. With 30-year mortgage rates down more to 40-year lows, housing starts have provided some help. But the dragging economy has put the brakes on the commercial side of building. Demand appears to be slowing somewhat while capacity has continued to grow. Although import duties have raised the price of Canadian soft lumber, imports into the United States have increased in the first half of this year. Lumber prices rose during the first quarter of the year but have since declined. The Random Lengths Composite Price (Random Lengths Publications, September 2002) for lumber was $279 per thousand feet, down from $229 in August. Prices were averaging around $309 last September. The short-term outlook is still clouded by a number of unknowns. Electricity and natural gas prices should be lowered somewhat in 2003. Slowing international economies have curtailed lumber exports, but there have been gains into Europe. A recovering national economy should bring further improvement in late 2003 and into 2004. This sector faces a number of competitive forces that will make any growth difficult in the near future.



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In an industry related to lumber and wood, the paper and allied products sector received a boost from Georgia-Pacific. The company announced a new paper machine at their mill in Clatsop County. The addition to capacity is expended to be finished in 2004 with an additional 110 jobs.

The high tech sector had continued to cut jobs in 2002, but at a slower rate. Temporary and permanent layoffs and shutdowns have been reported at Intel, Hewlett-Packard, Sumco (Salem), Electro Scientific Industries, TriQuint Semiconductor, and others. The Semiconductor Industry Association reported that worldwide sales were up 14.0% in August from a year ago. But recent months point to a slowing in sales. The semiconductor equipment book-to-bill ratio dropped 19.0% in September, following a steep drop in August this year. If businesses continue to defer their information technology expenses and consumers turn cold this holiday season, this sector will see a rough time into 2003. Pre-recession levels of unemployment may not be reached until 2005. High technology is a very volatile sector. If the recovery gains strength sooner than expected, we could see this sector experience strong growth.

Transportation equipment did an about face in the second quarter of this year. From deep employment cuts since the second quarter of 2000, the second and third quarter of this year saw job gains of 27.0% and 24.8%, respectively. The growth is partly attributed to the surge in truck demand before the October 1 implementation of new federal emission standards. Jobs were expected to decline, as demand would fall off after this date. But Freightliner decided to close a plant in Canada and bring the line to Portland. Layoffs and temporary work stoppages are still expected, but not to the magnitude first expected. Boeing continues to reduce its workforce in the face of lower demand. The very low interest rates appear to have helped the recreational vehicle industry with jobs gains at Fleetwood Travel Trailers, Northwood Manufacturing, and Eagle Cap Intermountain RV (Source: Around the State, Oregon Employment Department). Increased demand has also boosted jobs at Gunderson, the rail car manufacturing plant owned by Greenbrier Cos. Lancair of Bend, maker of small aircrafts, has new investors and may be calling back laid off workers. The outlook for this sector is to adjust slightly down from the temporary busts of demand and slowly start to grow at the end of 2003.

The metals manufacturing sector appears to be bottoming out. With electricity prices starting to fall and demand stabilizing, Golden Northwest aluminum plans to restart its Goldendale plant. This may lead to a restart of the plant in The Dalles. Counter to this, Alcoa Inc. announced that they would permanently close its plant in Troutdale. Durametal Corp. also announced that it would close their metal refiner plates plant in Tualatin. This sector should see flat to mild growth in 2003 before better job gains appear in 2004.

Food processing continues to experience consolidations and seasonal variations. Cascade Specialties, an onion dehydrator plant in Morrow County, plans to expand. OriGreen of Harvey County has closed its production facility for greenhouse tomatoes. Employment in food processing is forecast to increase just 0.1% in 2002 and increase 2.6% in 2003 and 2.1% in 2004. As global markets recover and the U.S. dollar is expected to fall in value, export markets should help out this sector.

Service-Producing Sectors. Construction employment is projected to decrease the rest of this year. Slow growth will prevail the first half of 2003 with better results the second half of the year. Employment will not reach year 2000 levels until after 2005. The 40-year low mortgage rates have helped the single-family side of this business but the commercial side was over capacity. Grubb & Ellis notes that office vacancy rates have reached a ten-year high in the Portland area. Likewise, industrial vacancy rates have continued to climb. Construction will be helped by continued public projects, especially bridge and road work from the Oregon Department of Transportation. This sector is very volatile and subject to wide swings. As the economy recovers, this sector will start to see improvements.

Transportation services were hit by the closure of Consolidated Freightways this past September. Delta Air Lines plans to close its Portland flight attendant base in March of 2003. But also in the same March, Lufthansa German Airlines will begin nonstop flights to Germany. This sector is projected to cut jobs by 0.6% in 2002 and add jobs by 1.4% in 2003. As the economy recovers, jobs should increase by 3.0% in 2004.

Communications and utilities have experienced job losses in 2002 and should turn the corner with job gains in 2003. Jobs will return to year 2000 levels in 2005. Questions still surround the sale of Portland General Electric through the Enron bankruptcy proceedings. Employment impacts at the electric utility are still unknown.



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Trade sector employment will fall by 0.3% in 2002 before increasing by 1.8% in
2003 and 2.2% in 2004. The consumer confidence index took a steep decline in October, and the fifth consecutive decline this year. Uncertainty about a war with Iraq and recent stock market declines may impact consumer spending. If consumer confidence and the stock market can hold steady, this sector will improve in 2003 and 2004.

Continued low interest rates should keep the finance, insurance, and real estate sector growing at 0.9% rate in 2002. Annual employment is expected to increase by 1.8% in 2003 and 3.0% in 2004.

Services will have slow growth in 2002 with a 0.2% increase. The softness in the semiconductor and "dot com" sectors has dampened demand for business services, such as engineering and management services. Services are forecast to add jobs annually at 1.9% in 2003 and 3.3% in 2004.

Growth in the government sector will be marginally positive in 2002 and decrease by 0.3% in 2003. The slowing economy will bring slower tax revenues and less hiring at state and local levels. The school age population for K-12 is leveling off. A number of local school districts have announced teacher layoffs. The number of young adults aged 18-24 will increase rapidly through the next three years. Enrollment pressures on community colleges and public universities have already surfaced for this past fall's entering class. Federal government employment will mildly increase at the end of this year as airport security personnel are hired.

Forecast Risks. Most economists believe that the economic recovery is in place. But recent stock market performance and lost faith in the financial reporting of America's largest corporations has raised the specter of a "double-dip" recession. GDP is estimated to have grown a stronger 3.1% in the third quarter of this year, but recent months point to a slowing in the fourth quarter. Industrial production has fallen in August and September. Retail sales were also down in September. Consumer confidence dropped steeply in October and has now fallen for five consecutive months. Added to the worry of the world is intensified strife in the Middle East and possible disruption of oil supplies. The falling dollar provides some hope that exports will begin to rebound. The Oregon economy is bottoming out and will go the direction of the national economy. Very much in question is the speed and strength of the recovery, with a rising possibility of falling back into recession.

The major risks now facing the Oregon economy are:

o The War on Terrorism. The outcome of this policy is unknown. The possibility of a US invasion of Iraq would add more uncertainty to the economic outlook. Disruptions on travel, oil supplies, and consumer confidence could be severe. Oregon will not receive many direct funds from an increase in defense spending. The drop in business activity could be deeper and the stimulus to recovery could be stronger than forecast.

o Falling US Dollar. As the dollar depreciates against other foreign currencies, US exports are promoted. Oregon's manufacturing sector has a large dependency on international markets. If the US dollar falls too quickly, this could harm Oregon's trading partners, weakening their economies and lowering their demand for Oregon products. A controlled lowering of the US dollar is most beneficial to the Oregon economy.

o Misrepresentation on corporate financial reporting. The actions of Enron, Arthur Andersen, WorldCom, ImClone, Global Crossing, and others have shaken the public confidence in financial reporting and corporate ethics. This environment could lead to a credit crunch as banks are reluctant to lend based on questionable accounting reports during soft economic times. If this problem is not contained, the financial health of all companies will be questioned, halting or slowing any coming economic recovery.

o A further sharp and major stock market correction. This would further slow already dampened consumer spending. Lower stock prices could also limit the ability of businesses to raise necessary capital in the equity markets.

o A possible collapse of the housing market. The extremely low interest rates have caused a boom in home refinancing. As this activity matures and begins to slow, the added boost to consumer spending may also slow. Any drop in home price appreciations coupled with a large drop in mortgage refinancing could slow down consumer spending. Continued gains in personal income will be needed to keep consumer spending from falling.



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o     Rising regional energy prices force more businesses to slow production and lay off workers. Rate hikes have been in place since October 1, 2001. Dramatic drops in energy prices will not alleviate the rate hikes in 2002. If market prices remain lower, rates could be rolled back partially in 2003, as rate reductions are now pending before the Oregon Public Utilities. Reservoir levels need several years of good rainfall to help keep prices down. Questions still surround the speed and benefits from energy deregulation. The impact from the Enron bankruptcy on the Oregon economy is largely unknown.

o West Coast ports possible closure. The temporary lockout by Pacific Maritime Association of the International Longshore Workers Union this past October caused minor disruptions to commerce. Any extended disruption to international trade could severely impact Oregon's manufacturing and agricultural sectors.

o The recovery for semiconductors, software, and communications could be much slower than anticipated. Continued outsourcing of manufacturing could slow growth in this region. Recent commitments to move research out of the country would be very harmful to Oregon's high technology sector.

Extended Outlook. The Oregon economy grew slower than the US economy in 1998 through 2001. This had not occurred since 1985. OEA forecasts the Oregon economy to again be below US economic growth in 2002 through 2004. Between 2005 and 2009, the US economy is expected to grow more slowly than Oregon. Employment growth in Oregon will be much slower than in the mid-1990s.

The slower economic growth of 1999, 2000, and 2001 also slowed the growth of Oregon per capita income and average wages. The devastating 1980-82 recession slowed the growth of incomes and wages until 1986. As the Oregon economy became more industrially diversified, per capita income and wages grew faster than the nation as a whole. Even though the Oregon economy is projected to grow faster than the nation in 2005, per capita income and average wages are still below the national average. The recent past period of prosperity has raised these two measures, but they have yet to reach their previous peaks of 1978.

The key factors that will fuel the state's long-term growth are:

o Recovery in the semiconductor industry: Increasing demand for computers and communications equipment, and a related increase in orders, will eliminate the excess capacity in the industry. The needs of the Internet should fuel greater demand. The strength in the industry will allow previously announced investment plans by major companies to be carried out in the 2003-2005 period.

o Export growth and rising commodity prices: Global recovery of economies will increase demand for Oregon finished goods and commodities. Keeping the U.S. dollar from being overvalued will assist exports. Oregon is well positioned for trade with Asian countries. Rising commodity prices will benefit agricultural and timber producers in the state.

o Continued strength in domestic markets: Continued economic growth in California and other major domestic markets will fuel demand for Oregon products.

o Business costs advantages: The Oregon economy will benefit from a comprehensive energy plan. If the plan can assure businesses of an abundant, reliable, and relatively inexpensive supply of electricity, the state (and Pacific Northwest) will continue to have a relative energy advantage over other regions. If recent price hikes for electricity and natural gas surpass those for other parts of the country, Oregon could lose this cost advantage. Equally important is an educated work force that contributes to productivity.

o Environmental issues. Salmon protection measures, Portland Super Fund, and other issues could change the economic landscape.

o Affordable housing: If housing costs rise faster in Oregon than in the rest of the nation, companies will face increased difficulties recruiting workers. Recently, California and Washington have experienced rising housing costs compared to Oregon. If Oregon can maintain a relative cost advantage in housing, this factor will be attractive for firm location.



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o     Biotechnology: This sector is seen by many as the next growth industry.
      Portland and the state have launched funding plans to promote the biotechnology sector. It is too early to tell if this sector is indeed the next growth industry and the returns that it may bring.

o Sustainable development: Centered in the Portland area, this movement in building practices is spreading throughout the U.S. Uncertainty surrounds the number of new jobs associated with this movement, but it may allow gains in market share for construction and consulting firms in Oregon.

o Quality of life: Oregon will continue to attract financially secure retirees. Companies that place a high premium on quality of life will desire to locate in Oregon. Migration gains should keep Oregon's population growth above the US average.

Revenue Forecast

2001-03 General Fund Revenue. While the US recession likely ended in the fourth quarter of calendar year 2001, income tax receipts continued to fall dramatically on a year-over-year basis through the second quarter 2002. For the third quarter of calendar year 2002, personal and corporate income tax collections were a mere 1.7% and 1.3% below year ago levels, respectively, potentially indicating an end to the retraction in actual terms. This forecast, like its recent predecessors, is based on expectations of an eventual economic recovery and renewed growth in tax receipts, albeit at more gradual rates than those experienced in the 1990s. For the December forecast, income tax payments are now expected to remain relatively flat through the first half of calendar year 2003 and exhibit moderate growth thereafter, a somewhat delayed timeline compared to the previous forecast.

OEA expects General Fund revenues of $9.223 billion for the 2001-03 biennium, $133.1 million less than the previous forecast and $1.832 billion below the Close of Session (COS) forecast. Total resources available for allocation equal $9.586 billion, $111.8 million short of current Legislatively adopted appropriations.

First quarter personal income tax collections for fiscal year 2002 were $62.3 million below the September forecast, a deviation of 6.7%. Withholding receipts totaled $891.1 million, 0.4% below forecast. Weaker than expected estimated payments constituted half of the shortfall relative to forecast, coming in $32.7 million less than the September forecast. Total personal income tax collections included $30.7 million in anticipated revenues resulting from tax law changes, including $21.6 million related to the delayed phase in of the federal tax deduction hike.

The December forecast of personal income tax revenue for the 2001-03 biennium is $8,061.2 million, $81.2 million less than the September forecast and $1,384.1 million below the COS forecast. The revision owes primarily to the realized shortfall described above, as well as the somewhat extended timeline for the anticipated recovery. Withholding and estimated payments, tied to concurrent economic activity, are expected to grow only slightly through first or second quarter 2003, followed by a mild rebound in fiscal year 2004 as the economy picks up.

Corporate tax collections, totaling $57.7 million for the first quarter of fiscal year 2003, were $12.0 million less than the September forecast. As noted above, this figure is 1.3% lower than the same quarter 2001, in contrast to double-digit year-over-year declines recorded for the previous five quarters. All of the deviation relative to forecast resulted from lower-than-expected advanced payments of $67.4 million. Net final payments and legislative changes of $9.7 million offset the shortfall somewhat.

OEA expects 2001-03 corporate income tax revenues to equal $395.4 million, $41.7 million less than the September forecast and $464.1 million below the COS forecast. As with personal income tax, continued weakness in recent collections and the delayed economic recovery outlook are the primary factors underlying the revision. Corporate income tax collections are projected to notch upward 2.6% for fiscal year 2003.

The forecast for all other General Fund revenues is $765.9 million for the 2001-03 biennium, $10.1 million less than was projected in September. Projected interest earnings on the General Fund dropped $9.1 million dollars, as revenues in the fifth quarter of the biennium were 74% below the previous year's level. The decline is the result of continuing low interest rates and the effect of weak revenue collections on fund balances. Cigarette tax revenues were revised down $3.8 million for the current biennium as a result of lower anticipated consumption related to the recent sixty cent per pack tax increase passed by voters in September 2002. The additional tax is not dedicated to the General Fund, thus resulting in a net decrease in General Fund revenues from this source. Forecasts for Liquor Apportionment, State Court Fees, and Criminal Fines and Assessments all incurred modest downward revisions due



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to weaker than expected collections in recent months. Offsetting these declines, projected Insurance Tax collections increased $8.6 million and revenues from other sources were revised upward $3.2 million.

Extended Revenue Outlook. As indicated earlier, the onset of the recovery in revenue collections occurs later in the forecast horizon than previously expected. Assuming no change in the growth profile over the medium term, the result is a shift of dollars from one biennium to the next. In addition, projected growth in corporate income tax is revised downward significantly to account for an extended period of declining collections and considerable loss carry forward potential over the next few years. As a result, the extended General Fund forecast is markedly lower than the September forecast.

Projected General Fund revenues for the 2003-05 biennium total $10,880.5 million, an increase of 18.0% above the current projection for the 2001-03 biennium. Personal income tax kicker and federal pension refunds were distributed during the current biennium, however, thus overstating the true growth in collections. Excluding these refunds, growth in General Fund revenues is projected at 13.7%. December's forecast for 2003-05 is $509.6 million lower than the September forecast. Personal income tax revenues equal $9,914.7 million, constituting a 23.0% increase from the current biennium (17.9% adjusting for kicker and pension refunds). Corporate income tax revenues will total $376.0 million, a 4.9% decline from the current biennial forecast that is driven, in part, by adjustments for the bonus depreciation provision included in the Job Creation and Worker Assistance Act of 2002. All other revenues equal $589.9 million, a 23.0% decline due to one-time transfers and windfalls that occurred in the 2001-03 biennium.

In 2005-07, the forecast of General Fund revenues is $12,563.1 million. Personal income tax revenues equal $11,466.7 million, while corporate income tax revenues are expected to grow 31.9% to $496.0 million, primarily owing to offsetting declines in depreciation allowances as the aforementioned provision phases out. Other revenues total $600.4 million, a slight 1.8% above the prior biennium.

Projected General Fund revenues in the 2007-09 biennium equal $14,081.9 million, 12.1% above the 2005-07 biennial forecast. Personal income tax revenues reach $12,950.5 million. Corporate income taxes total $515.5 million, a modest 3.9% growth over the previous biennium. Other revenues come in at $615.9 million.

Other Forecast Assumptions. The revenue forecast is based on existing law, including actions signed into law during recent Special Legislative Sessions. Given that current appropriations are out of balance with this latest revenue forecast, it is likely that additional actions will be taken by the 2003 Legislature.

On January 28th, 2003, voters will decide whether to enact a temporary increase in personal and corporate income tax rates. The increase would generate an expected $313 million in additional General Fund revenues for the current biennium, and an additional $412 million during the 2003-05 biennium. These dollars are not factored into the December revenue forecast.

Routine adjustments are made to the forecast to account for legislative and other actions not factored into the personal and corporate income tax models. These adjustments can include expected kicker refunds, when applicable, as well as any tax law changes not yet present in the historical data.

Lottery Forecast. Projected Lottery revenues for the 2001-03 biennium, at $717.0 million, are $7.0 million above the September forecast. The December forecast is $55.6 million above the Close of Session forecast.

Expected earnings from traditional games rose $2.1 million from the September forecast. Nearly half of the increase is due to a lengthy Megabucks jackpot roll in the first fiscal quarter of 2003 that produced significantly higher than expected sales. Powerball experienced a similar jackpot rollup, also raising anticipated earnings for the current biennium. Sports Action, Win For Life, and Keno were also revised upward from September forecasts due to unexpectedly strong sales. Instants and Pick Four were revised downward to reflect softer than expected sales. Video sales continue to exceed expectations, resulting in a revised earnings projection $2.7 million higher than the September forecast. In addition, actual administrative savings for fiscal year 2002 were $2.1 million above prior expectations.

A portion of Lottery proceeds are dedicated for explicit programs, including 15% for parks and natural resources, 1% for gambling addiction treatment, all Sports Action earnings for Higher Education, and 2.5% of Video earnings for County Economic Development. Revised earnings projections produce incremental changes in anticipated



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allocations to respective programs. All dedications increased from the September forecast. Actual debt service on Lottery bonds for the current biennium was $5.5 million below the September forecast.

For the 2003-05 biennium, Lottery revenues equal $655.4 million while available resources are projected at $671.1 million. Continued growth is expected for the 2005-07 biennium, with revenues totaling $671.8 million and available resources equal to $685.3 million. Finally, in the 2007-09 biennium, projected revenues and available resources will be $689.3 million and $703.8 million, respectively. Forecasts for the 2003-05 and later biennia are up somewhat from the September forecast, entirely as a result of upwardly revised growth expectations for Video lottery sales.

In September 2002, Oregon voters approved Ballot Measure 19, converting the Education Endowment Fund to the Education Stability Fund and allowing the transfer of $150 million to the State School Fund to offset some of the projected shortfall in General Fund resources designated for education. The measure also raises the percentage of Lottery transfers dedicated to the Education Stability Fund to 18% for the 2003-05 biennium and forward.

Forecast Risks. The General Fund and Lottery revenue forecast presented in this document is an unbiased forecast. In other words, to the extent possible given statistical methods, available information, and forecaster judgment, actual revenues have an equal probability of coming in below or above forecast. This maximizes the likelihood that actual revenues will be reasonably close to projections, although it does not eliminate the possibility of significant departures. Risks presented in this section are considered factors that might cause revenues to deviate considerably from the forecast.

o As of the publication of the September 2002 forecast, stock market indices were on the rise following a significant dip a month or so earlier. Potential market instability was cited as a risk for the revenue forecast. As it turns out, market values once again dropped in the ensuing months and, as the December 2002 Oregon Economic and Revenue Forecast went to print, were once again exhibiting a modest reversal. It is difficult to quantify the impact on revenues from market movements, owing in large part to the role played by investor behavior as to when gains and losses are actually realized. However, it is possible that a significant decline in equity values could result in weaker-than-expected revenues in the near term.

o Come Spring 2003, Oregonians will settle up on their personal income tax liabilities for tax year 2002. Much of the variability in personal income tax collections is dependent on the degree to which taxpayers, on the whole, have underestimated or overestimated their liability during a given tax year. For tax year 2001, the percentage of filers owed refunds was considerably higher than in previous years, as was the average amount of refunds. This resulted in far lower revenue collections during the first half of 2002 than previously expected. While there are reasons to expect a more normal distribution of final payments and refunds in Spring 2003, a repeat of 2002 poses a serious risk to the revenue forecast for the 2001-03 biennium.

o As described earlier, the revenue forecast is tied to an economic recovery profile. To the extent the actual recovery, or lack thereof, differs from this scenario, actual revenues may differ significantly from this forecast.

Litigation - Claims Against the State of Oregon Exceeding $50 Million

Young v. State of Oregon. A class action complaint has been filed against the State on behalf of State managerial employees for unpaid overtime or compensation time. Plaintiffs' claims are based on a legislative change that occurred in the 1995 Oregon legislative session. The Legislative Assembly amended the statutes relating to the payment of overtime or allowing compensation time to require that all persons who work over 40 hours per week receive overtime or compensation time. There were a number of exceptions to this requirement drafted for professionals. However, the State managerial employees were not included in the express statutory exceptions. The Legislative Assembly enacted an exception that would cover State employees in its 1997 session. Therefore, liability may only be imposed for the period between 1995 and 1997.

The Circuit Court for Marion County ruled in favor of the State on its motion for summary judgment based on legal rather than factual issues. The plaintiffs appealed the ruling to the Oregon Court of Appeals. The court of appeals reversed the trial court decision. The State appealed to the Oregon Supreme Court. The Supreme Court refused to review the case and remanded it back to the trial court.



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The deadline for submitting claims has passed and the current estimate of liability of the State is $20 million based on the claims filed. The trial court, however, ruled that eligible employees could receive only half-time pay for their overtime claims and could not recover pre-judgment interest nor all of a penalty that they sought. The plaintiffs appealed the court's decision. A ruling by the Court of Appeals is still pending. Oral arguments on the half-time pay and pre judgment interest issues were heard in May 2002. If the plaintiffs prevail on these issues, the State's liability will increase.

Cross v. State of Oregon (formerly Goudy v. State of Oregon). A case has been filed in the State circuit court by several of the residents in neighborhoods near the state prison as a result of the dismissal of a federal case, Goudy v. State of Oregon, brought by the same and/or similarly situated plaintiffs. In Cross, as in the federal case, the plaintiffs allege damage by the State and the Oregon Department of Corrections, based on the Department of Corrections' operation of a dry-cleaning plant on the grounds of the Oregon State Penitentiary during certain periods between 1950 and 1996. During the operation of the plant, the State is alleged to have spilled or disposed of dry-cleaning chemicals including tetrachlorethylene, trichlorethylene, vinyl chloride and other toxic substances on the grounds of the State Penitentiary, thus contaminating the water in wells serving the State Penitentiary and the air and ground water within a one-mile radius of the prison. Plaintiffs claim the State was negligent in disposing of the chemicals and in failing to clean up the property. The trial court has limited the time period for which plaintiffs may seek recovery. The State is preparing a motion for summary judgment in the case. At this point, the amount of potential liability is uncertain.

American Trucking v. Oregon Department of Transportation. The American Trucking Association, Inc., CRST. Inc. and USF Reddaway, Inc. (the "Plaintiffs") have filed a complaint against the Oregon Department of Transportation alleging that the State's Weight-Mile Tax system treats certain classes of truck transportation differently than others in violation of the Oregon and United States constitutions. In Oregon, trucks that weigh over 26,000 pounds generally pay a tax based on the amount of weight they haul and the distance they travel in Oregon. Part of the remedy sought by the Plaintiffs is a refund of taxes paid since January 1, 2000.

It is difficult to predict the outcome of this case given the complex nature of the constitutional issues involved. Trial was held in December 2001. The only issue addressed in the trial was whether the tax is lawful or not. The trial court ruled that the tax is lawful. The plaintiffs appealed the ruling. If the tax is determined to be unlawful, the amount of liability that may be imposed in the form of a refund will be addressed in a later trial.

The Department of Transportation estimates the maximum worst-case refund liability as approximately $63 million annually. The State, however, intends to continue to vigorously defend the suit, and believes it has strong arguments to reduce the amount of or to avoid potential liability to the general fund.

Challenge to Amount of "Kicker" Refunded to Taxpayers; Bobo v. State. Oregon law requires the State to return excess revenues to taxpayers, popularly known as the "kicker," if the actual State revenues for a biennium exceed the projected revenues for that biennium by 2% or more. The actual revenues for the 1999-2001 biennium exceeded the projected revenues by almost 4%. The estimated revenues originally calculated by the State's Department of Administrative Services, pursuant to the "kicker" statute, equaled approximately $9 billion. The amount included moneys received by the State under the federal Medicaid program. Subsequent to the original revenue estimate, the Legislative Assembly passed a bill in the 2001 legislative session that segregated the Medicaid moneys from the other General Fund revenues used to calculate the amount of refund, if any, due under the "kicker" law. The effect of the bill was to reduce the amount of revenues used to calculate the refund by approximately $113 million. A group of Oregon taxpayers has filed an action requesting the court to declare that the statute segregating the Medicaid moneys from the other moneys used to calculate the "kicker" refund is unconstitutional or, alternatively, that the revenue calculation required under the "kicker" law must include the Medicaid moneys. A trial set for October 2002, was postponed. The State's motion for summary judgment was granted by the court, who ruled that the challenged bill was not a revenue-raising bill, and was properly implemented by the State. The plaintiffs are still within the statutory period allowing an appeal of the court's decision. If the taxpayers prevail, the State may be required to refund approximately $113 million to Oregon taxpayers, in addition to the approximately $250 million that was refunded in 2001. The State believes that, based on current law, it has strong defenses against the plaintiffs' complaint.

Oregon Health Care Assoc. v. Kitzhaber. Oregon's Governor, John Kitzhaber, recently vetoed approximately $80 million in budget expenditure cuts enacted by the Legislative Assembly in its second special session. See "RECENT DEVELOPMENTS
- Forecasted Revenue Decreases and Special Sessions." To maintain a balanced



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budget, the Governor then approved reductions in the spending authority granted to State agencies through what is referred to as the allotment process administered by the Department of Administrative Services. The allotment reductions were effected through a temporary rule adopted by the Department. The reductions reduced the expenditure authority of some specific agency programs rather than reducing all agency allotments in an equal amount to achieve a total reduction of $80 million.

The Oregon Constitution divides the powers of State government between the executive, legislative and judicial branches. The plaintiffs in the lawsuit assert that the selective reductions in allotments to agencies encroaches on the legislature's power to appropriate moneys to State agencies for certain purposes, violating the constitutional separation of powers between the legislative and executive branches. The plaintiffs also challenge the selective allotment reductions as violating certain statutory provisions. The rule filed by the Department of Administrative Services provides that if the Department is legally precluded from implementing all of the selective reductions by action of a court or otherwise, then agency wide reductions will go into effect in equal amount to achieve a total savings of approximately $80 million. The net effect, therefore, on the overall General Fund budget will remain the same. The way in which the amount of expenditure authority is reduced will be changed from selective to agency wide equal reductions.

The Governor, however, recently instructed the Department to suspend the rule implementing the reductions because the $80 million shortfall was addressed as part of the overall rebalance of the 2001-03 biennial budget in the Legislative Assembly's third special session. The Court is holding the case in abeyance pending further legislative or administrative action. See "RECENT DEVELOPMENTS - Forecasted Revenue Decreases and Special Sessions."

Tobacco Cases

Estate of Williams, Estate of Schwarz v. Philip Morris, Inc. Separate tort actions were filed in the state circuit court against Philip Morris, Inc. on behalf of two decedents claiming their deaths from tobacco related causes were due to the actions of Philip Morris, Inc. The plaintiffs prevailed in the trial court. The estate of Schwarz was awarded approximately $100 million in punitive damages. The estate of Williams was awarded approximately $80 million in punitive damages. By statute, the State of Oregon is entitled to 60% of all punitive damages awards. The constitutionality of that statute was recently considered and upheld by the Oregon Supreme Court. It is possible the plaintiffs in that case may request, and be granted, reconsideration of the Supreme Court's decision. In that event, the State will continue to defend the constitutionality of the statute. Philip Morris appealed the award in Williams; the Court of Appeals upheld that award, and the State of Oregon anticipates further appeals by the company. An appeal of the damages award in Schwarz is still pending in the Oregon Court of Appeals. The State of Oregon and Philip Morris, Inc. are parties to a Master Settlement Agreement involving a number of other states and tobacco manufacturers. Under the terms of the agreement, the State of Oregon expects to receive periodic payments from the tobacco manufacturers that will total approximately $2 billion by the year 2025. Currently, the state has received approximately $248 million under the settlement agreement. Philip Morris notified the State that, if it must pay punitive damages, and if part of the award is payable to the State of Oregon, that it intends to treat any such payment to the State of Oregon as a release of, or an offset against, moneys payable to the State under the Master Settlement Agreement. If the company's appeals are denied in Williams and Schwarz, Oregon may receive approximately $108 million (plus accrued interest on such amount at the rate of 9% per annum) as part of the punitive damages award and receive a correspondingly lesser amount under the Master Settlement Agreement than it otherwise expects. The State disagrees with the company's position and intends to dispute any future release or offset of moneys owed under the agreement.

Pro Se Cases. There are also a number of pro se cases pending against the State in which plaintiffs representing themselves are suing the State for many millions of dollars. The possibility of having to pay anything in any of these cases is negligible.

Recent Developments

2001 Legislative Session. The 71st session of the Oregon Legislative Assembly convened on January 8, 2001 and adjourned July 7, 2001. As required by the Oregon Constitution, the Legislative Assembly passed a balanced budget for the 2001-2003 biennium. It allocated State expenditures among an overall budget of approximately $11.97 billion of anticipated General Fund and Lottery revenues. Because the actual State revenues for the 1999-2001 biennium exceeded the projected revenues for that biennium by over 2%, the Legislative Assembly returned



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approximately $255 million to Oregon taxpayers. (The Legislative Assembly's calculation of the amount to be refunded has been challenged, however, in a legal action. See "LITIGATION - Claims Against the State of Oregon Exceeding $50 Million - Challenge to Amount of "Kicker" Refunded to Taxpayers; Bobo v. State" above). The Legislative Assembly allocated approximately $5 billion from the General Fund to K-12 school funding, approximately $2.6 billion to human services, approximately $1.3 billion to public safety, $850 million to higher education and $475 million to community colleges.

The Legislative Assembly passed, and the Governor signed, a measure that will impact revenues collected by the State of Oregon in future biennia. This new law revises the formula under which the State taxes the activities of multi-state corporations doing business in Oregon. Chapter 793, 2001 Regular Session Laws changed the formula to weigh sales in Oregon more heavily than other factors. This is expected to result in a reduction of revenues for the 2003-2005 biennium of approximately $60-$65 million.

The Legislative Assembly also passed, and the Governor signed, a bill limiting expenditures by State government. Chapter 956, 2001 Regular Session Laws limits certain governmental purpose expenditures to 8% of the State's personal income. The State's budget for the 2001-2003 biennium is within the limits of the law. Initial estimates of projected State personal income by the State economist indicated that the applicable budget amounts allowed under the law for the 2003-2005 biennium will be approximately $19.4 billion and $21.9 billion for the 2005-2007 biennium. The comparable amount for the 2001-2003 biennium was $16.4 billion. Revenue projections for the 2001-2003 biennium, however, have been revised as described below.

For the 2001-2003 biennium the Legislative Assembly authorized the issuance of approximately $767 million in general obligation bonds, $2.3 billion in direct and pass through revenue bonds and $319 million in certificates of participation. The Legislative Assembly also authorized, and Oregon voters subsequently approved, the issuance of $93.6 million of general obligation bonds for the Oregon Opportunity Program.

Forecasted Revenues Decreases and Special Sessions. The Oregon Constitution requires the Legislative Assembly to balance the state budget through expenditure reductions or a tax increase. Due to a shortfall in anticipated tax receipts for the 2001-2003 biennium, the Oregon Legislative Assembly has met in 5 special sessions since the regular 71st session convened on January 8, 2001 to balance the state's budget. In its regular session, the Legislative Assembly adopted a combined general fund and lottery fund budget for the 2001-2003 biennium based on a close of session revenue forecast that anticipated approximately $12 billion in tax and lottery revenues over the next biennium. Later revenue forecasts successively decreased the amount of projected tax revenues. The December 2001 forecast indicated a projected $720 million decrease in state revenues and an increase in projected expenses of approximately $130 million due to increased medical costs for the Department of Corrections and an increased demand for social services provided to Oregonians affected by the state's economic recession. The Legislative Assembly met in its first special session from February 8, 2002 to February 11, 2002 to address the forecasted budget deficit of approximately $850 million. The Legislative Assembly balanced the budget through a combination of spending cuts and the use of new revenue resources. It also authorized the issuance of tax anticipation notes to meet the state's cash flow needs. On February 19, 2002, the Governor vetoed several of the special session bills, including the main disappropriation bill that authorized reductions in a broad range of programs.

The Governor called a second special session, which met from February 25, 2002 to March 2, 2002 to again address the budget deficit. The March 2002 quarterly revenue forecast indicated a decrease in anticipated General Fund revenues for the biennium of approximately $767 million from the budget adopted by the Legislative Assembly in its regular session. The Legislative Assembly balanced the budget using a plan similar to that passed during the first special session, which relied on a combination of spending reductions and the use of new resources that did not include tax increases. The largest spending reductions were taken in the education and human resources program areas (approximately $208 million and $150 million, respectively). The legislature also referred a measure to the voters that would have converted the Education Endowment Fund, (a fund created with proceeds from the Oregon State Lottery), to an education stability fund and authorized the withdrawal of $220 million from the fund after April 30, 2003 to used for education expenditures in the 2001-2003 biennium. The voters in a May 2002, special election, defeated that measure. In its second special session, the Legislative Assembly also approved the use of $141 million in additional Federal Medicaid Upper Payment Limit funds, $67.5 million in additional moneys awarded to the State from the Master Tobacco Settlement Agreement with the major tobacco companies and other smaller revenues. The Governor vetoed the use of the moneys from the Master Tobacco Settlement Agreement, the use of 9-1-1 emergency funds and a reduction in dental services. These vetoes left the General Fund budget



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approximately $80.7 million out of balance. Subsequently, the Governor announced that he would use the allotment authority of the Executive Branch to bring the budget back into balance by reducing education funding by approximately $51 million and human services programs by $26 million. That action was challenged as described under "LITIGATION - Oregon Health Care Assoc. v. Kitzhaber".

The Legislative Assembly met in its third special session in June 2002. The June 2002 quarterly revenue forecast indicated a further decline in anticipated tax revenues of approximately $550 million. The budget was again balanced in the third special session through a combination of spending cuts and additional revenue sources. The Governor, however, vetoed two of the bills passed by the Legislative Assembly in its third special session. One of the bills, Senate Bill 1022, permits postponing payments totaling approximately $300 million to be made to Oregon public schools to the next biennium. The second vetoed bill, House Bill 4056, would have authorized the State to issue revenue bonds repaid from cigarette taxes to provide $50 million in additional funding to the public schools.

In its third special session, the Legislative Assembly also referred two measures to the voters to be decided at the September 17, 2002 special election. The first measure provided for a sixty-cent increase in the amount of the cigarette tax that would be used to provide additional moneys for the Oregon Health Plan and smoking prevention programs. The legislature referred to Oregon voters another measure to rename the Education Endowment Fund as the Education Stability Fund and to withdraw $150 million from the fund to provide additional moneys for public education. Voters in the September election approved both measures.

The Legislative Assembly met in a fourth special session on August 16 and 20, 2002, to consider the Governor's vetoes of bills passed in the third special session. The Assembly overrode the Governor's veto of Senate Bill 1022 (postponing the payments to schools) but upheld the veto of House Bill 4056 (cigarette tax revenue bonds).

The revenue forecast released in September 2002, projected a decrease in total combined General and Lottery Fund revenues for the biennium of approximately $1.7 billion (about 18% of the originally forecasted amount). That amount indicated a further decline of $379.6 million in forecasted tax revenues from the June 2002 revenue forecast resulting in a projected $482 million General Fund deficit.

The Legislative Assembly met in its fifth special session from September 1, 2002 to September 18, 2002 to rebalance the budget. To balance the budget the legislature enacted a combination of expenditure reductions and additional revenues through borrowing and a proposed tax increase. These tax increases and borrowings are scheduled to take place in the future, and subsequent events could prevent them from occurring or reduce the revenues they produce. The fifth special session (i) approved the issuance of bonds in an amount that generates $150 million net of financing costs for education purposes to be repaid from the moneys awarded to the State from the Master Tobacco Settlement Agreement with the major tobacco companies; (ii) disappropriated an additional $43 million in expenditures for the 2001-2003 biennium; and (iii) referred a three-year income tax increase to the voters to be decided in an election held on January 28, 2003. If approved, the tax increase is expected to raise approximately $313 million for expenditures in the 2001-2003 biennium. The measure would increase the top personal income tax rate from 9% to 9.5% and the corporate income tax rate from 6.6% to 6.93%. If the measure is not approved, approximately $313 million in expenditure reductions will go into effect for education, prisons, police and human services.

The December 2002 revenue forecast, released on November 27, 2002, indicated a further decline of $133.1 million in forecasted General Fund revenues from the September 2002 revenue forecast. The forecast projected a decrease in total combined General and Lottery fund revenues for the biennium of approximately $1.78 billion. The Legislative Assembly will address the additional shortfall in another special session or in its regular session that will convene in January 2003.

The State's next scheduled revenue forecast for the 2001-2003 biennium is the March 2003 quarterly forecast. That forecast may indicate a further decrease in revenues for the 2001-2003 biennium. If a further decrease is forecast, the Legislative Assembly will address a rebalance of the budget in its regular session.

Oregon Public Employees Retirement System. On December 10, 2002, the Oregon Public Employee's Retirement System (OPERS) considered a report of its actuary, which, if implemented, would increase state contributions to OPERS by approximately $149 million annually. The increase is in response to the unfunded liability of OPERS. The increase generated substantial controversy, and OPERS deferred action on contribution increases until at least



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January 2003. The state expects that its OPERS contributions will increase in the future, but cannot predict when OPERS will increase contributions, or the magnitude of the increase.


Risk Factors Affecting the South Carolina Fund

The State of South Carolina has the power to issue general obligation bonds based on the full faith and credit of the State. Political subdivisions are also empowered to issue general obligation bonds, which are backed only by the full faith and credit of that political subdivision, and not by the resources of the State of South Carolina or any other political subdivision. Political subdivisions are empowered to levy ad valorem property taxes on real property and certain personal property to raise funds for the payment of general obligation bonds. General obligation debt may be incurred only for a public purpose, which is also a corporate purpose of the applicable political subdivision.

Under Article III, Section 36 of the South Carolina Constitution requires the establishment of a General Reserve Fund for the purpose of covering operating deficits of State government and a separate and distinct Capital Reserve Fund for the purpose of providing capital improvements or for retiring State bonds previously issued. Amounts in the Capital Reserve Fund may, as hereinafter described, be used to fund a year-end deficit. The General Reserve Fund is required to be funded in an amount equal to three percent (3%) of the general fund revenue of the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operation deficits. The General Assembly is required to provide for the orderly restoration of funds withdrawn from the General Reserve Fund. The Constitutional provisions with respect to the General Reserve Fund require that the General Assembly provide for a procedure to survey the progress of the collection of revenue and the expenditure of funds and require the General Assembly to authorize and direct reduction of appropriations as may be necessary to prevent a deficit. Such provisions require that, should a year-end operating deficit occur, so much of the General Reserve Fund as may be necessary must be used to cover the deficit. The amounts so used must be restored to the General Reserve Fund within three Fiscal Years until the three percent (3%) requirement is again reached.

The Capital Reserve Fund is required to be funded in an amount equal to two percent (2%) of the prior fiscal year's general fund revenues. The Constitution requires that the General Assembly provide that, if revenue forecasts before April 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for that fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall be reduced to the extent necessary before any reduction is made in operating appropriations. If it is determined that the Fiscal Year has ended with an operating deficit, the Constitution requires that funds in the Capital Reserve Fund shall be applied, to the extent necessary, to the fiscal year's end operating deficit before withdrawing moneys from the General Reserve Fund for such purpose.

Fiscal responsibility in the State lies with the Budget and Control Board. The Governor is required to submit an Executive Budget to the General Assembly within five (5) days after the beginning of each regular session. Such budget is required to conform to the funding requirements contained in Article III,
Section 36 of the Constitution. Regular sessions of the General Assembly begin on the second Tuesday of January in each year. In order to enable the Governor to present his budget to the General Assembly at the time required, the Governor is required, by law, to complete a survey of all departments, bureaus, divisions, offices, boards, commissions, institutions, and other agencies to obtain information upon which to base his budget recommendations no later than November 1 of each year. In this connection, each of several State departments, bureaus, divisions, offices, boards, commissions, institutions, and other agencies receiving or requesting financial aid from the State are required to report to the Governor in itemized form, no later than November 1, of each year, the amount needed or requested in the succeeding Fiscal Year. In addition, on or before November 1 of each year the State Comptroller General is required to furnish to the Governor detailed statements as to appropriations and expenditures for certain prior Fiscal Years and appropriation years. The State Comptroller General is also required to furnish to the Governor on or before December 1 of each year an estimate of the financial needs of the State itemized in accordance with the budget classifications adopted by the Budget and Control Board.

For the purpose of providing projections and forecasts of revenues and expenditures and advising the Budget and Control Board on economic trends, the General Assembly established the Board of Economic Advisors. In particular with respect to the Constitutional requirement of monitoring revenues, statutory provisions require that the Board of Economic Advisors provide to the Budget and Control Board quarterly estimates of State revenues. If at the end of the first or second quarter of any Fiscal Year quarterly revenue collections are four percent (4%) or more below the amount projected for such quarter by the Board of Economic Advisors, the State Board is required, within fifteen days of such determination, to take action to avoid a Fiscal Year end deficit.


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Actions taken by the Budget and Control Board in the fiscal years 2001, 2002 and
2003 reflect the required process of monitoring revenues and making adjustments in the event of projected revenue shortfalls. The revenue estimate for the State's General Fund at the beginning of fiscal year 2001 as enacted by the General Assembly totaled $5,316.9 million. On November 9, 2000, the State's
Board of Economic Advisors reduced its base revenue estimate for fiscal year
2001 by $96.4 million to $5,220.5 million. In response, the Budget and Control Board at its November 21, 2000 meeting sequestered the State's Capital Reserve Fund of $98,610,931 as required by the State Constitution and the State's fiscal year 2001 Appropriation Act. Sequestration reduces appropriations to the Capital Reserve Fund to the extent necessary to avoid mandatory reductions in operating appropriations. On May 8, 2001, the Budget and Control Board mandated 1% agency budget reductions totaling $48.1 million. Additionally, $45.7 million in agency appropriations lapsed as a result of suspension of a provision that, in some years, has allowed agencies to carry forward to the next fiscal year up to 10% of their unexpended appropriations. This provision was automatically suspended for fiscal year 2001 because of sequestration of the Capital Reserve Fund. Other action resulted in a further deficit reduction of $1.9 million. Despite such actions, for the fiscal year ended June 30, 2001, expenditures exceeded revenues by $87.4 million, and, as required by the South Carolina Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall. The General Reserve Fund Balance at the beginning of fiscal year 2001 was $145.4 million and was increased during fiscal year 2001 by $2.5 million. Accordingly, the $87.4 million withdrawal at the end of fiscal year 2001 left the reserve funded at $60.5 million.

The State continued to experience budgetary difficulties in fiscal year 2002. On October 18, 2001, the Board of Economic Advisors reduced its fiscal year 2002 General Fund Revenue estimate from $5,918.9 million to $5,608.9 million, a revenue reduction of $310 million. In response to the Board of Economic Advisors' report, the Budget and Control Board at its October 30, 2001, meeting took action to avoid year-end deficits in accordance with the State law requirement previously described. This action included sequestration of $110,134,739 from the State's Capital Reserve Fund; implementation of an across-the-board reduction of General Fund appropriations of four percent (4%), except where prohibited by proviso; and approval of a reduction of the Local Government Fund to the level of fiscal year 2000-2001 allocations. On March 21, 2002, the Board of Economic Advisers further reduced its fiscal year 2002 General Fund revenue estimate by approximately $92 million and, in response to this revision, the Budget and Control Board at its March 16, 2002 meeting took additional steps to avoid year-end deficits by imposing an additional across-the-board reduction of the General Fund appropriations of 2.52%, except where prohibited by statutory proviso. Other action resulted in an additional $10.7 million reduction in anticipated revenue to the General Fund.

In its 2002 legislative session, the General Assembly adopted legislation providing that, upon a determination by the State's Comptroller General that, at the close of the fiscal year, funds will be needed to balance the General Fund, the Budget and Control Board is authorized to borrow any amount needed to balance the General Fund by borrowing from any department of state government any surplus which may be on hand in the Office of the State Treasurer to the credit of any such department. Upon approval of a repayment schedule, the State Treasurer is authorized to transfer to the Budget and Control Board from the General Fund, the amount necessary to repay the loan with interest no later than June 30 of the following fiscal year. No such borrowing was effected in closing the fiscal year ended June 30, 2002.

Despite the mid-year actions taken by the Budget and Control Board during the fiscal year 2002, the State's General Fund ended the year with a cumulative unreserved fund deficit of $149 million, after giving effect to withdrawal of the $63 million balance held in the State's General Reserve Fund.

The South Carolina Constitution requires that the General Reserve Fund must be restored within three years to its full-funding amount of three percent (3%) of the State's General Fund revenues for the latest completed fiscal year. Accordingly, the General Assembly included in the fiscal year 2003 Appropriation Act an appropriation of $38.8 million toward restoration of the General Reserve Fund requirement.

The State is continuing to experience revenue shortfalls in fiscal year 2003. On September 9, 2002, the Board of Economic Advisors reduced its fiscal year 2003 General Fund revenue estimate from the 2003 Appropriation Act based of $5,850.0 million to $5,519.0 million, a reduction of $331 million. In response to the report of the Board of Economic Advisors, the Budget and Control Board at its September 17, 2002 meeting took action to avoid year-end deficits in accordance with the State law requirement previously described by sequestering the State's Capital Reserve Fund in the amount of $101,606,475. Additionally, at its December 10, 2002 meeting, the Budget and Control Board imposed an across-the-board reduction in expenditures of 4.5% and sequestered an additional 0.5% of expenditures; amounts sequestered will be available for expenditure should revenue collections for fiscal year 2003



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ultimately exceed revised estimates. Conversely, additional deficit-avoidance measures will be required in the event of further shortfalls in revenues.

The General Fund Financial Statements for the State for fiscal year 2002 were not available as of December 31, 2002, nor are there unaudited financial statements available for such period. However, certain current financial information about the State of South Carolina may be found at www.eg.state.sc.us.


Under Article X of the Constitution of the State of South Carolina, the State may issue general obligation debt without either a referendum or a supermajority of the General Assembly, within limits defined by reference to anticipated sources of revenue for bonds issued for particular purposes. A referendum or supermajority of the General Assembly may authorize additional general obligation debt. Article X further requires the levy and collection of an ad valorem tax if debt service payments on general obligation debt are not made. Under Article X of the Constitution of the State of South Carolina, political subdivisions are empowered to issue aggregate general obligation indebtedness up to 8% of the assessed value of taxable property within the political subdivision (exclusive of debt incurred before the effective date of Article X with respect to such subdivisions) without a referendum. A referendum may authorize additional general obligation debt. The ordinance or resolution authorizing bonded debt of a political subdivision also directs the levy and collection of ad valorem taxes to pay the debt. In addition, Article X of the South Carolina Constitution provides for withholding by the State Treasurer of any state appropriations to a political subdivision which has failed to make punctual payment of general obligation bonds. Such withheld appropriations, to the extent available, may be applied to the bonded debt. A statutory enactment provides for prospective application of state appropriations for school district debt, if a failure of timely payment appears likely. Political subdivisions are not generally authorized to assess income taxes, or to pledge any form of tax other than ad valorem property taxes, for the payment of general obligation bonds. Certain political subdivisions have been authorized to impose a limited-duration 1% sales tax to defray the debt service on general obligation bonds or to defray directly the cost of certain improvements.

Industrial development bonds and other forms of revenue bonds issued by the State or a political subdivision are not secured by the full faith and credit of the State or the issuing entity. Such bonds are payable only from revenues derived from a specific facility or revenue source.


The State of South Carolina has not defaulted on its bonded debt since 1879. The State's credit rating was downgraded from AAA to AA+ by S&P in January 1993, following several years of budgetary difficulties. The State's "AAA" rating was restored by S&P in 1996 and has not been changed since. Moody's has continued to assign its "Aaa" rating to the debt of the State. As of December 1, 2002, neither rating agency had downgraded its rating of the State in reaction to budget shortfalls discussed above. The foregoing ratings are of South Carolina's general obligation indebtedness, and do not apply to bonds of political subdivisions or to revenue bonds not backed by the full faith and credit of the State.

The State maintains five statutorily established pension plans covering teachers and general State employees (SCRS), firemen and police officers (PORS), judges and solicitors (JSRS), members of the General Assembly (GARS), and members of the National Guard (NGRS). The General Assembly is required to appropriate sufficient moneys to maintain the actuarial soundness of the retirement system. Based on the most recent, complete actuarial valuation (July 1, 2001), membership in these plans was as follows: SCRS, 196,825 active, 64,005 retired; PORS, 24,782 active, 6,322 retired; GARS, 213 active, 235 retired; JSRS, 125 active, 115 retired; and NGRS, as of March 31, 2000, 5,289 active, 1,963 retired.


Each of three pending lawsuits may, if resolved against the State, have a material impact on State pension plans.

Ward v. State of South Carolina. This case was filed as a class action suit arising from State action taken as result of the decisions in Davis v. Michigan Dep't of Treasury, 489 U.S. 803, 109 S.Ct. 1500, 103 L.Ed.2d 891 (1989).

In Davis, the United States Supreme Court held a state could not tax federal and state retirement income differently. The Court held a state could either extend tax exemption available to retired state employees to retired federal employees or eliminate the exemption for retired state employees.


Following Davis, the General Assembly of South Carolina passed Act No. 189 of 1989 repealed the tax exemption for state retirees held unconstitutional in Davis and substituted a $3,000 exemption available to all other retired persons. A separate section of Act No. 189 increased retirement benefits for persons receiving benefits from the State pensions plans. In 1998, the plaintiff in Ward brought suit against the State, alleging that the provision of



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additional benefits to State retirees by Act No. 189 of 1989 is unconstitutional under Davis. The plaintiffs in Ward are also seeking an injunction against future taxation of Federal retirement benefits and damages in the form of repayment of taxes paid in prior years.

In November 2000, the South Carolina Supreme Court overturned a trial court ruling that the Ward plaintiffs were required to pursue administrative remedies prior to bringing suit. As a result of that ruling, Ward has been remanded to the trial court for further proceedings. The probability of a decision in Ward adverse to the State is not presently known. The State's estimated potential exposure in the event of an adverse decision in Ward is $157.5 million in refunds of previously paid taxes and $22.5 million annually in lost tax revenue going forward.

Evans v. State of South Carolina. This action for breach of contract was brought by a retired State employee to contest the validity of Act No. 189 of 1989, adopted in response to Davis. The plaintiff in Evans asserts that the tax exemption of State retirement income, which existed prior to the adoption of Act No. 189 of 1989, was contractual in nature and not subject to repeal by statute. The trial court dismissed this action, and the plaintiff appealed. On March 12, 2001, the South Carolina Supreme Court reversed the trial court ruling and remanded the case with instructions to dismiss the plaintiff's complaint without prejudice, holding that the plaintiff must first pursue administrative remedies before bringing a civil action in State courts. The plaintiff in Evans thereafter elected to pursue an administrative remedy before the South Carolina Department of Revenue; the claim was denied, and is now pending before an administrative law judge. The probability of a decision in Evans adverse to the State is not presently known. The State's estimated potential exposure in the event of an adverse decision in Evans is $300 million in refunds of previously paid taxes and $30-$40 million annually in lost tax revenue going forward.

Wehle, et al. v. State of South Carolina. Two employees and an employer filed suit in September 2001, claiming that benefits were wrongfully denied to members of SCRS and PORS. The plaintiffs allege that both SCRS and PORS are over-funded and have excess collections. The plaintiffs seek a declaratory judgment that benefits were wrongfully denied and/or that excess contributions were collected and that future collections should be reduced. The plaintiffs further seek a refund of over $2 billion to members and employers. The probability of a decision in Whele adverse to the State is not presently known. The Supreme Court assumed original jurisdiction and assigned the case to a circuit court judge to serve as special master. Discovery in the litigation is ongoing.

Kennedy, et al. v. South Carolina Retirement Systems, et al. Plaintiffs, four retirees of the police officers retirement system, recently filed an action seeking to vacate the South Carolina Supreme Court's opinion in the case entitled, Kennedy v. South Carolina Retirement Systems, 345 S.C.339, 549 S.E. 2nd 243 (2001) that was issued on May 22, 2001. The plaintiffs also seek punitive damages. The State has estimated that the liability to the Retirement Systems could be approximately $2 billion, should the plaintiffs ultimately prevail in having the Supreme Court's decision reversed.

The State is also a defendant in an action brought by a number of the smaller School Districts in South Carolina. Abbeville County School District, et. al. v. The State of South Carolina was originally brought seeking declaratory and injunctive relief on behalf of certain School Districts, taxpayers, and individuals alleging that the State's method of funding primary and secondary public education violated several provisions of state and federal law. The lower court dismissed the complaint on all counts. The South Carolina Supreme Court affirmed the lower court's dismissal of all but one of the counts, but reversed the lower court's dismissal of a claim arising under the education clause of the State Constitution. Specifically, the South Carolina Supreme Court held that the State Constitution requires the State to provide the opportunity for each child within the State to receive a minimally adequate education. Finding that the complaint stated a claim under this provision, the Supreme Court remanded the case for further proceedings. Following the remand, the plaintiffs have amended their complaint in this action to add a claim for damages for past actions or omissions of the State. The State has moved to dismiss the amended complaint. The suit also contains requests for declaratory and injunctive relief that could result in the State's providing additional monies for public education and, possibly, for other purposes. The probability of a decision in Abbeville School District adverse to the State is not presently known. The case is tentatively set for trial in May 2003.



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                                   Appendix C

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

....Prior to 1900

o     Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o     Is appointed US Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

....1900-1910

o     Helps Congress finance the building of the Panama Canal.

....1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

....1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.


o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, and one of its oldest.


....1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o     Establishes Investment Advisory Service.

....1940s

o     Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o     Establishes Whitehall Fund, Inc., today Seligman Income and Growth Fund,
      Inc.


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....1950-1989


o Develops new open-end investment companies. Today, manages more than 60 mutual fund portfolios.


o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.


o Establishes Seligman Portfolios, Inc., an investment vehicle with fifteen portfolios offered through variable annuity and variable life insurance products.


....1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Global Fund Series, Inc., which today offers five separate funds: Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund and Seligman International Growth Fund.

o Launches Seligman Value Fund Series, Inc., which currently offers two separate funds: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

o Launches innovative Seligman New Technologies Fund, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including venture capital investing.

....2000

o Introduces Seligman Time Horizon/Harvester Series, Inc., an asset allocation type mutual fund containing four funds: Seligman Time Horizon 30 Fund, Seligman Time Horizon 20 Fund, Seligman Time Horizon 10 Fund and Seligman Harvester Fund.

o Launches Seligman New Technologies Fund II, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including up to 50% in venture capital investing.

....2001

o Launches Seligman Tax-Aware Fund, Inc., an innovative mutual fund seeking to maximize after-tax returns.

o Launches Seligman Investment Grade Fixed Income Fund, Inc., a mutual fund seeking a high level of current income.


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                                   APPENDIX D

                    Risk Factors Affecting the New York Fund

                   SUPPLEMENT TO THE NOVEMBER 14, 2002 UPDATE
                       TO THE ANNUAL INFORMATION STATEMENT
                             DATED JANUARY 10, 2003

This Supplement to the November 14, 2002 Update to the Annual Information Statement (the November Update) of the State of New York is dated January 10, 2003 and contains information only about the specific matters described herein and only through that date. The November Update and the Annual Information Statement dated June 3, 2002 should be read, in their entirety, in conjunction with the information in this Supplement.

2002-03 Financial Plan. In the November Update, the Division of the Budget (DOB) noted that actual receipts for the 2002-03 fiscal year were likely to fall significantly below the levels reported in the October 2002 Financial Plan, and, in response, DOB was developing a range of actions totaling 5% of spending (roughly $2 billion) to guard against a potential budgetary shortfall in the General Fund. Preliminary receipts results through December 31, 2002 have now provided concrete evidence that a significant shortfall is materializing in the current fiscal year. Through December 2002, preliminary General Fund receipts and transfers from other funds (based on DOB's estimate) totaled $27.32 billion, $1.17 billion below cash-flow projections for fiscal year 2002-03 derived from the October 2002 Financial Plan, with negative variances against planned collections concentrated in the personal income tax and in business taxes. However, it remains uncertain at this point how much of the receipts shortfall to date is related to the timing of tax payments within the same fiscal year (but across individual and business tax years), and how much is related to economic conditions. Preliminary General Fund disbursements and transfers to other funds totaled $26.88 billion, $400 million below cash-flow projections derived from the October 2002 Financial Plan. The variances result in a preliminary General Fund closing balance of $1.47 billion at the end of December 2002, which is $772 million below DOB's cash-flow projections.

Based on operating results through December 31, 2002, the anemic performance of the national economy, faltering retail sales, and continuing weakness in the State's financial services sector, DOB believes the State will experience a budgetary shortfall in the range of $2 billion to $2.5 billion in the current fiscal year. A specific estimate of the current-year shortfall and a specific plan to maintain budget balance in fiscal year 2002-03 will be incorporated into the Governor's 2003-04 Executive Budget submission that is required by law to be submitted by February 1, 2003.

DOB is finalizing administrative and legislative measures to ensure the State Financial Plan for fiscal year 2002-03 is balanced. To control costs, the State continues to impose a strict hiring freeze, curtail non-personal service spending, and take advantage of lower interest rates to generate debt service savings for the remainder of the fiscal year. In addition, the Governor has proposed legislation to permit the State to securitize all or a portion of its share of future payments from the tobacco industry under the national master settlement agreement. To guard against the risk that the enabling legislation necessary for tobacco securitization is not enacted in fiscal year 2002-03, DOB is identifying a range of additional administrative remedies beyond those already underway that would reduce costs in the current year (e.g., deferring certain discretionary payments until fiscal year 2003-04, thereby adding to General Fund costs in that year). Such measures, if implemented, are expected by DOB to be sufficient to close the 2002-03 fiscal year in balance. As a result of these actions, DOB does not anticipate the State will need to draw on the Tax Stabilization Reserve Fund, which currently has a balance of $710 million, to maintain budget balance.

DOB is closely monitoring receipts and disbursement trends and plans to issue a revised Financial Plan as part of the 2003-04 Executive Budget submission. At that time, it will submit a balanced 2003-04 Financial Plan and formally update its projections of receipts and disbursements for fiscal years 2003-04, 2004-05, and 2005-06. DOB expects to propose actions to close a 2003-04 budget gap that DOB currently anticipates to be several times larger than the budgetary shortfall projected for the current year, and substantially larger than the $2.8 billion imbalance projected in February 2002. Factors affecting the potential budget imbalance include the possible impact of economic and financial market instability on receipts (which could cause losses in excess of 5% of earlier projections), the use of reserves and other non-recurring resources to balance the 2002-03 budget, and higher pension costs and entitlement spending. Please see the section entitled "Special Considerations" in the November Update for a discussion of risks and uncertainties surrounding the State's current Financial Plan projections.

Readers may obtain the AIS, updates and any supplements by contacting DOB, State Capitol, Albany, NY 12224, (518) 473-8705, or the Office of the State Comptroller, 110 State Street, Albany, NY 12236, (518) 474-4015.



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Informational copies of the AIS, updates and supplements are also available electronically on DOB's internet site at http://www.budget.state.ny.us as well as on file with Nationally Recognized Municipal Securities Information Repositories.

APPENDIX C - ANNUAL INFORMATION STATEMENT (AIS) - THE STATE OF NEW YORK

THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF NEW YORK. THE STATE OF NEW YORK HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT (INCLUDING THIS STATEMENT OF ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE.

INFORMATION CONCERNING THE STATE OF NEW YORK

Appendix C contains the Annual Information Statement of the State of New York
(AIS), as updated or supplemented to the date specified therein. The AIS sets forth information about the financial condition of the State of New York. The State intends to update and supplement that Annual Information Statement further as described therein.

The AIS set forth in this Appendix C is dated June 3, 2002 and contains information only through that date. It has been updated on November 14, 2002 for specified information only through that date. Appendix C sets forth the section of the AIS entitled "Current Fiscal Year." The remaining sections of the AIS set out under the headings "Prior Fiscal Year," "Economics and Demographics," "Debt and other Financing Activities," "State Organization," "Authorities and Localities," "Litigation," and "Exhibits" are not included herein. The entire AIS, including such remaining sections, was filed with each Nationally Recognized Municipal Securities Information Repository (NRMSIR). An official copy of the AIS may be obtained by contacting a NRMSIR, or the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705. An informational copy of the AIS is available on the Internet at www.state.ny.us/dob.

The General Purpose Financial Statements of the State of New York for the State fiscal year ended March 31, 2002 were prepared by the State Comptroller in accordance with generally accepted accounting principles and independently audited in accordance with generally accepted auditing standards. The General Purpose Financial Statements were issued in July 2002 and have been referred to or set forth thereafter in appendices of information concerning the State in official statements of the State and certain of its public authorities. The General Purpose Financial Statements of the State for the State fiscal year ended March 31, 2002 may be obtained by contacting the Office of the State Comptroller, 110 State Street, Albany, NY 12236 Tel: (518) 474-4015.

UPDATE TO THE ANNUAL INFORMATION STATEMENT OF THE STATE OF NEW YORK as of November 14, 2002.

This quarterly update to the AIS (the Update) of the State of New York is dated November 14, 2002 and contains information only through that date. It is the second quarterly update to the AIS of the State of New York dated June 3, 2002, and contains the following: (i) a review of the second quarterly update to the cash-basis 2002-03 State Financial Plan, including operating results through September 30, 2002; (ii) a discussion of the national and State economies; (iii) special considerations highlighting the increasing risks to the State's Financial Plan; (iv) a summary of the State's GAAP-basis projections for 2002-03 and GAAP operating results for 2001-02; (v) updated information about the State's five-year Capital Program and Financing Plan and its performance under the debt caps established by the Debt Reform Act of 2000; (vi) information on the State Retirement System; (vii) an update on certain authorities and localities; and (viii) a summary of events since the date of the AIS related to litigation against the State.

Readers may obtain the AIS, updates and any supplements or DGNs by contacting the Division of the Budget (DOB), State Capitol, Albany, NY 12224, (518) 473-8705, or the Office of the State Comptroller (OSC), 110 State Street, Albany, NY 12236, (518) 474-4015. Informational copies of the AIS, updates and supplements are also available electronically on the DOB Internet site and on file with Nationally Recognized Municipal Securities Information Repositories. Please note that DOB's new internet address is www.budget.state.ny.us. Typographical or other errors may have occurred in converting the original source documents to their digital format, and DOB assumes no liability or responsibility for errors or omissions contained at the Internet site.



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


CURRENT FISCAL YEAR (2002-03 STATE FINANCIAL PLAN)

The State generally issues quarterly modifications to the cash-basis Financial Plan, as provided by law. The modifications summarize actual receipts and disbursements to date for each reporting period, and describe any revisions to the forecast of total receipts and disbursements for then-current fiscal year.

Mid-Year Update. On October 30, 2002, DOB issued its second quarterly update to the 2002-03 Financial Plan (the Mid-Year Plan). Based on actual results to date, the Mid-Year Plan contained no revisions from the Financial Plan issued with the 2002-03 Enacted Budget (and reported on in the AIS and first quarterly update to the AIS). However, the Mid-Year Plan noted that current economic and financial trends-in particular, the prolonged and substantial decline in equity markets and the poor profit performance of financial service firms-have made it more likely that actual receipts for the 2002-03 fiscal year will fall significantly below the levels reported in the current Financial Plan. Whether this potentially significant decline in the State's revenue situation occurs depends on several factors, including the pace of the state and national economic recovery, the profit performance of the financial sector, and the timing of tax payments. DOB is continuously analyzing actual data and available information on the financial services industry and the economy in general to assess any potential negative impact on receipts. However, given the uncertainties surrounding the economy in general and the financial services sector in particular, DOB is unable at this time to quantify with confidence the potential impact on expected tax receipts. For a more detailed discussion on the components of risk in the current year, please see "Special Considerations" in this Update.

The State currently has $710 million in the Tax Stabilization Reserve Fund to guard against potential risks. Consistent with prudent fiscal practices, DOB is also developing a range of approaches totaling 5% of General Fund spending to help bolster the State's reserves and respond to the heightened uncertainties surrounding the receipts forecast. Accordingly, DOB will continue to maintain a strict hiring freeze and controls on all discretionary spending, initiate debt management actions to lower debt service costs, and take other administrative measures to reduce costs in the current year.

DOB is closely monitoring receipts and disbursement trends and expects to issue a revised Financial Plan for the current fiscal year as part of the 2003-04 Executive Budget submission, which is required by law to be submitted by February 1, 2003. At that time, it will also submit a balanced 2003-04 Financial Plan and formally update its projections of receipts and disbursements for fiscal years 2004-05 and 2005-06. DOB expects to propose actions to close a 2003-04 budget gap that is currently anticipated to be substantially larger than the $2.8 billion imbalance projected in February 2002. Factors affecting the potential budget imbalance include the possible impact of economic and financial market instability on receipts (which could cause losses in excess of 5% from current projections), the use of reserves and other non-recurring resources to balance the 2002-03 budget, and higher pension costs and entitlement spending.

The Governor will submit a balanced budget and Financial Plan for 2003-04 in early 2003, as required by law. In recent years, the State has closed projected budget gaps estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1.0 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03.

General Fund. Consistent with the Enacted and July Financial Plans, the Mid-Year Plan projected General Fund receipts, including transfers from other funds, will total $39.90 billion in 2002-03, a decrease of $1.25 billion or -3.0% from the 2001-02 fiscal year. General Fund disbursements, including transfers to other funds, were projected to total $40.21 billion for 2002-03, an annual decrease of $1.01 billion or -2.4% from 2001-02. The General Fund closing balance is projected to total $716 million, a decline of $316 million from 2001-02 (30.6%).

Projected General Fund receipts include $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts, and $2.67 billion in transfers from other funds. The transfer of $1.68 billion in resources through the tax refund reserve account from fiscal year 2001-02 to fiscal year 2002-03 affects the change in State receipts by depressing reported actuals for 2001-02 and increasing 2002-03 projections. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.



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


Projected General Fund disbursements in the Mid-Year Plan are also unchanged from the levels projected in the Enacted and July Plans. The annual decrease in spending results from efforts to limit the growth of State operations, capital and debt service costs, and by the reduction of General Fund spending through the use of alternate financing sources, including TANF reserves and health care resources created under the Health Care Reform Act (HCRA). These reductions are partially offset by increases for school aid, collective bargaining, pensions and other fringe benefits, and underlying programmatic growth in health programs.

The projected 2002-03 General Fund closing balance of $716 million consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund) and $6 million in the Contingency Reserve Fund (the State's litigation reserve).

The 2002-03 General Fund closing balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). The change is primarily attributable to the use of $1.1 billion in reserves to help balance the 2002-03 Financial Plan by replacing revenues lost in the aftermath of the World Trade Center attacks.

Please see "Mid-Year Update" and "Special Considerations" in this Update for a discussion of risks surrounding the current Financial Plan forecast.

Other Funds. The All Governmental Funds Financial Plan does not include appropriated federal "flow-through" disaster aid spending for World Trade Center costs that totaled $532 million in 2001-02 and is projected to total $2.76 billion in 2002-03 as recovery and rebuilding efforts reach full capacity. Nearly all of the federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office (SEMO) to New York City and other localities affected by the terrorist attacks.

All Governmental Funds spending is estimated at $89.56 billion in 2002-03, unchanged from the Enacted Budget and July Plan estimates. All Governmental Funds spending, excluding appropriated federal "pass-through" aid, is expected to increase $5.08 billion or 6% over 2001-02. Federal grants growth accounts for $2.70 billion of this increase. Federal aid increases are primarily for Medicaid, including payments to State-operated mental health and retardation facilities and SUNY hospitals ($1.55 billion), the share of the college tuition assistance program financed by TANF ($380 million), social welfare initiatives authorized under TANF ($319 million), services for children and families ($223 million) and the federal share of Child Health Plus ($126 million). All other federal support grows by $103 million, or less than 1%.

State special revenue spending is projected to be $14.57 billion, an increase of $3.0 billion or 25.9% from 2001-02. The largest area of growth in State special revenue funding is for Medicaid, which is projected to total $2.50 billion in 2002-03, an increase of $1.35 billion. Spending from Capital Projects Funds is projected at $5.29 billion, an increase of $977 million or 22.7% from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million). Spending from Debt Service Funds is estimated at $3.56 billion in 2002-03, a decrease of $592 million or 14.3% from 2001-02. The decrease is primarily attributable to the use of $500 million in Debt Reduction Reserve Fund
(DRRF) monies during 2001-02 to prepay debt (which was treated as debt service paid in 2001-02 and therefore increased the amount of debt service paid in 2001-02), debt service savings in 2002-03 generated from the use of DRRF, the use of lower-cost State Personal Income Tax Revenue Bonds, and the impact of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs, and lower interest rates.

Mid-Year Operating Results. The General Fund ended the first half of the 2002-03 fiscal year with a balance of approximately $1.74 billion, $128 million above Financial Plan cash flow estimates. Receipts and transfers from other funds were $55 million above Plan estimates, and actual disbursements and transfers to other funds were $73 million lower than expected. DOB believes that this positive variance for the first half of the fiscal year is timing related and will not affect Financial Plan projections.

Prior Quarterly Update. The State issued its First Quarterly Update to the cash-basis 2002-03 State Financial Plan on July 12, 2002 (the July Plan). The July Plan remained in balance and made no revisions to the receipts and disbursement projections contained in the 2002-03 Financial Plan that was issued May 22, 2002 (the Enacted Plan) following final action on the budget for the 2002-03 fiscal year.



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Consistent with the Enacted Plan, the July Plan projected General Fund receipts, including transfers from other funds, totaling $39.90 billion in 2002-03, a decrease of $1.25 billion or 3.0% from the 2001-02 fiscal year. General Fund disbursements, including transfers to other funds, were projected to total
$40.21 billion for 2002-03, an annual decrease of $1.01 billion or 2.4% from the 2001-02 fiscal year. The General Fund closing balance was projected to total
$716 million, a decline of $316 million from 2001-02 (30.6%).

Special Considerations. As noted earlier, current economic and financial trends have substantially heightened the risk that actual receipts for the 2002-03 fiscal year will fall significantly below the levels reported in the current Financial Plan. With five months remaining in the current fiscal year, an unusual amount of uncertainty surrounds those factors that have historically been most prominent in determining the State's revenue performance. These factors include the profit performance of the financial sector and the timing of tax payments from high-income individuals and businesses.

It now appears more likely that the national and State economies will rebound at a slower pace than projected under the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.

More important from a revenue perspective, the prolonged and substantial decline in equity markets has increased the likelihood that tax payments will fall below current projections, as well as increased the uncertainty of the timing of such tax payments. The State receives a substantial portion of tax receipts from the income and profits of financial service employees and companies. In addition, the taxable income of State taxpayers is affected by the changing value of equities and the associated impact on the value of capital gain transactions. Historically, declines in the stock market are followed by declines in personal income tax payments as tax liability associated with market transactions declines.

Finally, financial service firms have suffered a second consecutive year of poor profit performance related to stock market declines and the fallout associated with the corporate accounting scandals. As a result, there have been, and it is generally expected that there will continue to be, further reductions in employment for this industry and declines in the compensation of highly paid financial service employees.

For these reasons, it now appears more likely that the State will experience a significant decline in its revenue situation in fiscal year 2002-03. DOB is continuously analyzing actual data and available information from the financial services industry and the economy in general to assess any potential negative impact on receipts. However, given the uncertainties surrounding the economy in general and the financial services sector in particular, DOB is unable at this time to quantify with confidence the potential impact on expected tax receipts.

The State currently has $710 million in the Tax Stabilization Reserve Fund to guard against potential risks. Consistent with prudent fiscal practices, DOB is also developing a range of approaches totaling 5% of General Fund spending to help bolster the State's reserves and respond to the heightened uncertainties surrounding the receipts forecast. Accordingly, DOB will continue to maintain a strict hiring freeze and controls on all discretionary spending, initiate debt management actions to lower debt service costs, and take other administrative measures to reduce costs in the current year. In the past, the State has taken both administrative and legislative actions to address potential Financial Plan shortfalls, and DOB believes similar actions can be taken to respond to adverse variances in the current year.

It is possible that the State Legislature will convene in December 2002 to consider, among other things, legislation to amend the Rockefeller drug laws. If appropriate, other measures could be introduced at that time to enhance the State's capacity to respond to potential Financial Plan risks.

DOB is closely monitoring receipts and disbursement trends and expects to issue a revised Financial Plan for the current fiscal year as part of the 2003-04 Executive Budget submission, which is required by law to be submitted by February 1, 2003. At that time, it will also submit a balanced 2003-04 Financial Plan and formally update its projections of receipts and disbursements for fiscal years 2004-05 and 2005-06. DOB expects to propose actions to close a 2003-04 budget gap that is currently anticipated to be substantially larger than the $2.8 billion imbalance projected in February 2002. Factors affecting the potential budget imbalance include the possible impact of economic and financial market instability on receipts (which could cause losses in excess of 5% from current



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projections), the use of reserves and other non-recurring resources to balance the 2002-03 budget, and higher pension costs and entitlement spending.

The Governor will submit a balanced budget and Financial Plan for 2003-04 in early 2003, as required by law. In recent years, the State has closed projected budget gaps estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1.0 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03.

GAAP-Basis Financial Plan. State Law requires the State to update its GAAP-basis financial projections for the current fiscal year on or before September 1 of each year. The State based its 2002-03 GAAP projections on the cash estimates in the July Plan and on preliminary GAAP results for the prior fiscal year as reported by the State Comptroller. The projections conform to the accounting standards of the Governmental Accounting Standards Board (GASB) that were in effect at the close of the State's most recent fiscal year. They do not reflect the impact of GASB 34, which will significantly change the presentation of GAAP financial information for state and local governments, or any anticipated GASB standards.

The State is required to report its financial results in accordance with GASB 34 beginning with the 2002-03 fiscal year. As a result, DOB expects to prepare its GAAP basis financial projections for future years to reflect the changes required under GASB 34. A discussion of the changes required by GASB 34 is included under "GAAP-Basis Results from Prior Years New Financial Reporting Model" below.

In the First Quarterly Update to the 2002-03 Financial Plan, DOB projected that the General Fund would have an accumulated GAAP surplus of $173 million at the close of 2002-03. In the Mid-Year Update, DOB adjusted its GAAP projections in response to the final audited GAAP-basis results for 2001-02 (summarized in the section entitled "GAAP-Basis Results for Prior Fiscal Years" in this Update), which were not available at the time of the First Quarterly Update. The revised projections forecast an accumulated General Fund GAAP surplus of $58 million at the end of 2002-03. For a discussion of factors that may affect the Financial Plan projections, please see "Mid-Year Update" and "Special Considerations" in this Update.

ECONOMICS AND DEMOGRAPHICS

The US Economy. Although the events of September 11 were a substantial blow to the US economy, continued consumer spending combined with an expansionary fiscal and monetary policy has helped to keep the nation's first recession in ten years relatively mild. Real US GDP declined for the first three quarters of 2001, followed by growth of 2.7% in the fourth quarter. The national economy grew 5.0% in the first quarter of 2002, but slowed to 1.3% in the second quarter.

DOB's forecast for the US economy for the remainder of 2002 is similar to the one described in the Enacted Budget. Moderate growth in real consumer spending and continuing strength within the housing market are expected to produce slow but steady growth. DOB projects that real US GDP will grow at 2.5% in 2002, following growth of 0.3% in 2001. The current outlook for personal income is similar to that expressed in the Enacted Budget. DOB expects US personal income to grow 2.9% for 2002. The US unemployment rate is forecast to average 5.8% for this year and 5.9% for next year.

DOB's forecast for corporate profits is also similar to that in the Enacted Budget. Following a steep decline of almost 30% in the fourth quarter of 2001, producing a decline of 14.3% for the year, US corporate profits are expected to fall 1.5% in 2002. The outlook for the stock market is more negative than the Enacted Budget forecast, as markets continue to struggle with the threat of war, corporate accounting scandals, bankruptcies, and revelations of fraudulent practices.

                         Major U.S. Economic Indicators

                                        2001           2002         2003
                                      (Actual)      (Forecast)   (Forecast)
   Gross Domestic Product (real)         0.3            2.5          2.9
   Personal Income                       3.3            2.9          4.7
   Corporate Profits                   (14.3)          (1.5)         8.5
   Consumer Price Index                  2.8            1.6          2.9

Notes: Numbers above are percent change over prior calendar year. DOB estimates are based on National Income and Product Account data through September 2002. Estimates



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


There are significant risks to the current forecast, foremost among them being equity market instability fueled by accounting troubles and fears of further terrorist attack. In addition, a further escalation of tensions in the Middle East could put upward pressure on energy prices, negatively impacting both consumer spending and corporate profits. Higher energy prices could also delay the global recovery, reducing export growth below expectations. A weakening dollar could lead to higher-than-expected inflation, pressuring the Federal Reserve Board to increase interest rates sooner or higher. A weakening of growth in consumer spending or a failure of investment spending to grow could result in a return to recessionary conditions. The significant decline in equity market prices has the potential to adversely impact consumer behavior and exert a corresponding negative impact on the economy. In contrast, a stronger-than-anticipated global recovery could result in stronger export and profits growth than expected.

New York Economy. As anticipated, the World Trade Center terrorist attacks have had an even more devastating impact on New York than on the national economy as a whole. The current DOB forecast for the State economy is not significantly different from that of the Enacted Budget. However, the events that have occurred since the Enacted Budget have increased the downside risks to the forecast.

The performance of the financial markets poses the most substantial risk. The market for equities has continued to deteriorate significantly since the release of the Enacted Budget Report resulting in a decline in finance industry employment and weaker prospects for bonus income later in the season. Given the critical role that the finance industry plays in New York, weakness in that industry could spread to other economic sectors, putting additional downward pressure on State employment and income.

The possibility of hostilities in the Middle East poses another risk. It is impossible to accurately predict the economic impact of such an event or even its direction. However, a further spike in oil prices, a loss of international tourism, and the redirection toward the war effort of resources that might have aided in strengthening the current recovery can be expected to have a negative impact.

                       Major New York Economic Indicators

                                        2001          2002           2003
                                      (Actual)     (Forecast)     (Forecast)
   Personal Income                      2.9            0.5            3.5
   Nonagricultural Employment          (0.5)          (0.8)           0.9
   Unemployment Rate                    4.9            6.4            5.8

Note: Numbers above are percent change over prior calendar year. Personal income and nonagricultural employment for 2001, and all forecasts for 2002 and 2003, are projected by DOB.

GAAP-BASIS RESULTS FOR PRIOR FISCAL YEARS

The Comptroller has prepared general purpose financial statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The statements, released in July each year, contain a Combined Balance Sheet and Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the general purpose financial statements, individual fund combining statements, and a statistical section. For information regarding the State's accounting and financial reporting requirements, see the section entitled "State Organization-Accounting, Financial Reporting and Budgeting."

Both the General Purpose Financial Statements and Comprehensive Annual Financial Report for the 2001-02 fiscal year can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236. The following table summarizes recent governmental funds results on a GAAP basis.



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


       Comparison of Actual GAAP-Basis Operating Results Surplus/(Deficit)
                              (millions of dollars)

                                                                                              Accum.
                                         Special        Debt        Capital       All      General Fund
                            General      Revenue       Service      Projects  Governmental   Surplus/
Fiscal Year Ended            Fund        Funds          Funds        Funds       Funds       (Deficit)
March 31, 2002              (3,418)        (970)          76         (134)      (4,446)         493
March 31, 2001                 245        1,252          (20)         109        1,586        3,910**
March 31, 2000               2,229          665           38           99        3,031        3,925
March 31, 1999               1,078         (117)         209          154        1,324        1,696*

*     As restated in 2000
**    As restated in 2002

New Financial Reporting Model. In 1999, GASB issued a new standard known as GASB 34, "Basic Financial Statements-and Management's Discussion and Analysis (MD&A) -for State and Local Governments." GASB 34 will significantly affect the accounting and financial reporting for all state and local governments. For the State the standard will be effective for its fiscal year ending March 31, 2003. The new financial reporting model will redefine the current financial reporting model by changing its focus to major funds, rather than fund types, require a new section called management discussion and analysis (the MD&A), and contain new government-wide financial statements which will include all revenues and all costs of providing services each year. The new Basic Financial Statements and the MD&A will be issued in place of the general purpose financial statements. The new statements will report on all current assets and liabilities and also long-term assets and liabilities, such as capital assets, including infrastructure (e.g., roads and bridges).

2001-02 Fiscal Year. The State completed its 2001-02 fiscal year with a combined governmental funds operating deficit of $4.45 billion on a GAAP basis, which included operating deficits in the General Fund ($3.42 billion), in Special Revenue Funds ($970 million) and in Capital Projects Funds ($134 million) offset by an operating surplus in the Debt Service Funds ($76 million). The accumulated General Fund surplus as of March 31, 2001 has been restated to reflect the adoption of new accounting standards and the reclassification of individual funds/accounts included within the General Fund to reflect OSC's determination that the purposes and uses of such funds/accounts had changed. Adoption of two new accounting standards affected the prior year fund balances, including GASB 33, "Accounting and Financial Reporting for Nonexchange Transactions," and GASB 36, "Recipient Reporting for Certain Shared Nonexchange Revenues." GASB 33 provides guidance on the timing of recognition for nonexchange transactions involving financial and/or capital resources including taxes and local assistance grants. GASB 36 requires symmetrical accounting treatment for certain revenues shared by both provider and recipient governments.

General Fund. The State reported a General Fund operating deficit of $3.42 billion for the 2001-02 fiscal year on a GAAP basis, as compared to an operating surplus of $245 million for the 2000-01 fiscal year. This operating deficit was financed by reducing the State's accumulated General Fund surplus from $3.91 billion to $.49 billion. The operating deficit for the 2001-02 fiscal year resulted in part from a $2.0 billion decline (5.2%) in tax revenues, including a $1.4 billion decline in personal income tax revenues caused primarily by the World Trade Center disaster and the economic slowdown. Also contributing to the operating deficit was a $985 million increase in expenditures, which included increases in expenditures for education ($436 million), social services ($398 million), health and environment ($395 million), personal service ($129 million) and pension contributions ($48 million). The increases in the above expenditure categories were partially offset by declines in expenditures for general purpose aid ($428 million), criminal justice ($78 million), and other fringe benefits ($51 million). The State reported an accumulated fund balance of $493 million in the General Fund for its 2001-02 fiscal year.

Personal income taxes, business taxes, consumption and use taxes, and miscellaneous revenues fell from the prior fiscal year with only other taxes reporting an increase. The decline in personal income taxes of $1.4 billion (5.9%) was caused by the World Trade Center disaster and the economic slowdown, a decline in the rate of growth for wage and salary income, a decline in year-end bonus payments, and an increase in realized capital losses. Business taxes declined by $650 million (16%) primarily due to the World Trade Center disaster, which caused several large taxpayers with office space in the World Trade Center to incur significant losses in property and business resulting in lower tax liabilities for those business tax payers. Consumption and use taxes decreased $336 million (4.5%), primarily as a result of an increase in the portion of motor vehicle fees distributed to the Dedicated Highway and Bridge Trust Fund (a Capital Projects Fund) and the Dedicated Mass Transportation Trust Fund (a Special Revenue Fund) and a decline in sales tax revenues. Other taxes, primarily estate and gift taxes, increased $400 million



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


(54.8%), mainly due to several large estates that filed their final returns. Miscellaneous revenues decreased $8 million (0.3%).

As previously noted, the General Fund expenditures increased $985 million (2.5%) from the 2000-01 fiscal year. The largest increases occurred in the areas of education, social services, and health and environment. Education expenditures grew $436 million (3.1%) due mainly to an increase in spending for support for public schools. Social services expenditures increased $398 million (4.3%) due primarily to increased spending for the Medicaid program. Health and environment expenditures increased over $395 million (39.4%) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs. General purpose expenditures declined by $428 million (30.8%) primarily due to the required adoption of a new accounting standard (GASB Statement No. 33) which resulted in the restatement of 2001 expenditures to include an additional $369 million in expenditures. Personal service costs increased $129 million (1.9%) principally as a result of increases in wages as required by previously approved collective bargaining agreements.

Net other financing sources in the General Fund decreased $441 million (90.0%). This net decrease resulted from a decline in proceeds from bonds issued to fund aid payments for local government transportation capital projects and increased transfers to other funds of $244 million, both of which were partially offset by an increase of more than $100 million in transfers from the Abandoned Property Fund. The increase in transfers to other funds was primarily caused by increased subsidies for higher education (SUNY and CUNY).

Special Revenue, Debt Service and Capital Projects Fund Types. An operating deficit of $970 million was reported for the Special Revenue Funds for the 2001-02 fiscal year on a GAAP basis, which resulted in the decline of the accumulated fund balance in this fund type to $2.4 billion. Revenues increased $1.4 billion over the prior fiscal year (3.7%) as a result of increases in federal grants of $3.3 billion and increased lottery revenues of $568 million, offset by declines in personal income tax revenue of $1.77 billion and decline in miscellaneous revenues of $554 million. The increase in federal grants is primarily related to increased Medicaid claims and disaster aid payments related to the World Trade Center disaster. The decline in personal income tax revenue is primarily due to the reciprocal effect of the increased transfers in March 2001 of surplus funds ($1.2 billion) from the General Fund for School Tax Relief
(STAR) program payments occurring in 2002. Expenditures increased $3.85 billion (11.9%) as a result of increased costs for local assistance grants of $2.4 billion, World Trade Center disaster assistance payments of $983 million and an increase in the cost of lottery games of $287 million. Net other financing uses decreased $207 million (4.8%).

Debt Service Funds ended the 2001-02 fiscal year with an operating surplus of $76 million and, as a result, the accumulated fund balance in this fund type increased to $2.4 billion. Revenues declined by $120 million (3.6%) primarily because of decreases in dedicated tax revenues while debt service expenditures also decreased by $300 million (8.2%) primarily due to a decline in the amount of reserve funds used to repay outstanding debt in advance. Net other financing sources decreased $84 million (24.0%).

An operating deficit of $134 million was reported in the Capital Projects Funds for the State's 2001-02 fiscal year end, as a result, the accumulated fund balance deficit increased to $154 million. Revenues increased $208 million (7.3%) primarily because of an increase in the allocation of motor fuel taxes and motor vehicle fees. Revenue increases were partially offset by a decline in federal grant revenue attributable to decreased spending for highways and bridges. Expenditures declined $12 million (0.3%). Net other financing sources decreased by $463 million (35.2%) primarily due to a decline in proceeds from the issuance of financing arrangements and increased transfers from the Dedicated Highway and Bridge Trust fund in support of expenditures for debt service.

DEBT AND OTHER FINANCING ACTIVITIES

2002-03 Borrowing Plan. Section 22-c of the State Finance Law requires the State to update its five-year Capital Program and Financing Plan (the "Plan") within 90 days after the enactment of the State Budget. DOB issued an update to the Plan covering the years 2002-03 through 2006-07 on August 16, 2002. Over the five-year Plan, annual debt issuances are expected to average $3.1 billion to support average annual capital projects spending of $5.1 billion, with the remainder financed with State and federal pay-as-you-go resources. Total State-supported debt service costs are projected to increase from $3.65 billion in 2002-03 to $4.75 billion in 2006-07, an average annual increase of 6.8%, and total State-supported debt outstanding is expected to increase from $39.0 billion in 2002-03 to $41.9 billion in 2006-07, an average annual increase of 1.8%.



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A copy of the updated Plan can be obtained by contacting the Division of the
Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or by visiting its website www.budget.state.ny.us.

Debt Reform Act-Limitations on State-Supported Debt. The Debt Reform Act of 2000, which applies to all new State-supported debt issued after March 31, 2000, imposes phased-in caps that limit new debt outstanding to 4% of personal income and new debt service costs to 5% of total governmental receipts. Pursuant to
Section 23 of the State Finance Law, the State is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31. For the 2001-02 fiscal year, both caps are set at 1.25%. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67% of personal income and new debt service at 0.36% of total governmental receipts.

STATE ORGANIZATION

State Retirement Systems- General. The New York State and Local Retirement Systems (the Systems) provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 35% of the membership during the 2001-02 fiscal year. There were 2,859 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 2002, 637,896 persons were members and 306,604 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

Contributions. Funding is provided in large part by employer and employee contributions. Employers contribute on the basis of the plan or plans they provide for members. Members joining since mid-1976, other than police and fire members, have been required to contribute 3% of their salaries. Recently, the Governor signed new legislation that eliminates such member contributions after employees have completed 10 years of retirement system service or membership. For State employees, the Governor is granted the discretion to confer this benefit by negotiating unit.

By law, the State makes its annual payment to the Systems on or before March 1 for the then current fiscal year ending on March 31 based on an estimate of the required contribution prepared by the Systems. The Director of the Budget is authorized to revise and amend the estimate of the Systems' bill for purposes of preparing the State's budget for a fiscal year. Legislation also provides that any underpayments by the State (as finally determined by the Systems) must be paid, with interest at the actuarially assumed interest earnings rate, in the second fiscal year following the year of the underpayment. Similarly, any overpayment for a fiscal year serves as a credit against the Systems' estimated bill for the second fiscal year following the fiscal year in which the overpayment is made.

OSC expects that, due in large part to the poor equity market performance for the past two years and in the current year and the fact that employer contributions are based upon a five-year smoothing of equity investments, contributions to the Systems by all employers will increase significantly in 2003-04. As required by State statute, OSC issued an October 15, 2002 State billing estimate with three possible scenarios, ranging from $399 million to $986 million, for fiscal year 2003-04 State employer contributions. The actual billed amount will not be known until June, 2003 after the close of the State's 2002-03 Fiscal Year on March 31, 2003.

Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. OSC reports the net assets available for benefits as of March 31, 2002 were $112.7 billion (including $2.1 billion in receivables), a decline of $1.3 billion or 1.2% from the 2000-01 level of $114 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2002 was $127 billion (including $42.7 billion for current retirees and beneficiaries), an increase of $6.8 billion or 5.7% from the 2000-01 level of $120.2 billion. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial



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assets differ from net assets in that they are calculated using a five-year smoothing method for valuing equity investments and using amortized cost instead of market value for bonds and mortgages. Actuarial assets increased from $119.5 billion in 2001 to $125.2 billion on March 31, 2002. The table below shows the actuarially determined contributions that have been made over the last six years. See also "Contributions" above.

  Net Assets Available for Benefits of the New York State and Local Retirement
                                   Systems(1)
                              (millions of dollars)

                                                     Increase/
              Fiscal Year                           (Decrease)
                Ended                               From Prior
               March 31           Total Assets(2)      Year
                1997                  83,947            8.4
                1998                 106,319           26.7
                1999                 112,723            6.0
                2000                 128,889           14.3
                2001                 114,044          (11.5)
                2002                 112,725           (1.2)

(1) Includes relatively small amounts held under Group Life Insurance Plan. Includes some employer contribution receivables. Fiscal year ending March 31, 2002 includes approximately $2.1 billion of receivables.

(2) Includes certain accrued employer contributions to be paid with respect to service rendered during fiscal years other than the year shown.

     Contributions and Benefits New York State and Local Retirement Systems
                              (millions of dollars)
 Fiscal Year       All                                                  Total
    Ended     Participating      Local                                 Benefits
  March 31      Employers(1)   Employers(1)   State(1)   Employees      Paid(2)
    1997           904             497           407        348          3,204
    1998           463             358           105        369          3,395
    1999           292             156           136        400          3,570
    2000           165              11           154        423          3,787
    2001           215             112           103        319          4,267
    2002           264             199            65        210          4,576

Sources: State and Local Retirement Systems.

(1)   Includes employer premiums to Group Life Insurance Plan.

(2)   Includes payments from Group Life Insurance Plan.

AUTHORITIES AND LOCALITIES

The City of New York. As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps.

To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the Transitional Finance Authority in 1997 and TSASC, Inc., in 1999 (a local development corporation empowered to issue debt backed by tobacco settlement revenues). The City expects that these actions will provide sufficient financing capacity to continue its capital program at least through fiscal year 2011.

For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.

For the 2000-01 and 2001-02 fiscal years (ending June 30), the City had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.



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The City's June 2002 Financial Plan, which incorporates the enacted budget for
2002-03, includes gap-closing actions of $4.8 billion that balance the 2002-03 budget. The 2002-03 gap-closing program includes resources from agency actions and actions to be taken by the federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the September 11, 2001 attack on the World Trade Center. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining.

The City published its First Quarter Modification to its financial plan on November 14, 2002. The Modification included significantly lower tax revenue projections, reflecting the continuing decline in financial services sector profits and other revised forecasts, which will result in projected gaps to be closed in fiscal years 2002-03 and 2003-04 of approximately $1.1 billion and $6.4 billion, respectively.

On July 18, 2002, the Mayor announced he was reserving 7.5% of City-funded agency spending, and on October 28, 2002 certain agencies were directed to identify additional savings aggregating 2% in fiscal year 2002-03 and 4% in 2003-04. The City is working to implement a program that accommodates these reductions by lowering City spending, or identifying alternative revenue sources, in an aggregate amount of approximately $1 billion annually starting in fiscal year 2002-03. As a result of the size of the projected gaps, the First Quarter Modification reflects substantial additional revenue initiatives, including proposed increased taxes, which requires City Council and/or State approval, and City proposals for additional State and federal assistance, to eliminate the projected gap for 2002-03 and to substantially reduce or eliminate the projected gap for fiscal year 2003-04.

Other Localities. To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation in 2000 that created the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority has $662 million in bonds and $128 million in BANs outstanding as of the date of this Update. The Authority may also impose financial plan requirements on Nassau County. The State expects to make a total of $100 million in transitional aid payments to the County over a five-year period. To date, the State has provided $70 million in transitional assistance: $25 million in both 2000-01 and 2001-02, and $20 million in 2002-03. Future transitional aid payments ($15 million annually in 2003-04 and 2004-05) must be appropriated by the State and are contingent upon the Authority's annual approval of Nassau County's financial plan.

LITIGATION

The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined do not meet the materiality threshold described in the first paragraph of this section of the AIS. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State's opinion that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State's financial position in the 2002-03 fiscal year or thereafter.

The General Purpose Financial Statements for the 2001-02 fiscal year reported awarded and anticipated unfavorable judgments of $698 million, of which $91 million is expected to be paid during the 2002-03 fiscal year (for more information on the State's estimated liability, see footnote 13 in the General Purpose Financial Statements for the 2001-02 fiscal year).

Adverse developments in these proceedings could affect the ability of the State to maintain a balanced 2002-03 Financial Plan. The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2002-03 fiscal year, but there can be no assurance that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2002-03 Financial Plan resources available for the payment of judgments.

STATE FINANCE POLICIES

In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95% of the fair market value of the not-for-profit corporation be



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transferred to a fund designated as the "public asset fund" to be used for the purpose set forth in ss. 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which is returnable simultaneously with the motions to dismiss, on November 26, 2002.

Line Item Veto. In Silver V. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor's application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly. By order dated June 17, 2002, the Supreme Court, New York County, granted defendant's motion for summary judgment, dismissing the complaint. Plaintiff has appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument.

Budget Process. In Pataki v. McCall, et aI., the Governor seeks a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills on August 2, 2001 and August 3, 2001 violated Article 7, sections 4 and 5 of the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other appropriation bills prior to taking action on the appropriation bills submitted by the Governor. The action also seeks to enjoin the approval of vouchers submitted pursuant to the budget bills enacted by the Senate and Assembly. This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year.

By decision and order dated November 7, 2001, the Supreme Court, Albany County, granted the State Comptroller's motion to dismiss this action as against the Comptroller. The plaintiff has appealed from that order. By decision and order dated January 17, 2002, the Supreme Court, Albany County, granted summary judgment dismissing certain affirmative defenses and declaring the actions of the Legislature in enacting the budget bills as modified or proposed by the Legislature other than the Legislative and Judiciary budget bills an unconstitutional violation of article VII of the State Constitution and denied defendants' cross-motions for summary judgment. Defendants have appealed from the January 17, 2002 order to the Appellate Division, Third Department.

Real Property Claims. Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk lndians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York.

In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit.

School Aid. ln Campaign for Fiscal Equity Inc. et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the federal and State constitutions and Title VI of the federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a "a sound basic education" as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

STATE PROGRAMS

Medicaid. There are two separate cases or lines of cases reported in this section.

Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.

In a consolidated action commenced in 1992 (Dowd, et al. v. Bane, Supreme Court, New York County), Medicaid recipients and home health care providers and organizations challenge (1) the 1992 promulgation by the State Department of Social Services (DSS) of a home assessment resource review instrument (HARRI), to be used by DSS to determine eligibility for and the nature of home health care services for Medicaid recipients, and (2) the DSS policy of limiting reimbursable hours of service until a patient is assessed using the HARRI. In a related case, Rodriguez v. DeBuono, on April 19, 1999, the United States District Court for the Southern District of New York enjoined the State's use of task based assessment, which is similar to the HARRI, unless the State assesses safety monitoring as a separate task based assessment, on the ground that such use would violate federal Medicaid law and the Americans with Disabilities Act. By order dated October 6,1999, the Second Circuit reversed the April 19, 1999 order and vacated the injunction.

In a related case, Charles T. Sitrin Health Care Center, Inc., et al. v. SONY et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law ss. 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or "HCRA 2002," which impose a 6% assessment on nursing home gross receipts from patient care services and operating income.

     General Fund Financial PlanAnnual Change in Receipts and Disbursements
                              (millions of dollars)

                                                                     2001-2002                   2002-2003
                                                                      Actuals        Change       October
OPENING FUND BALANCE (1)                                                1,110           (78)        1,032
Personal Income Tax (2)                                                25,854        (2,512)       23,342
User Taxes and Fees:
Sales and Use Tax                                                       6,131           225         6,356
Cigarette and Tobacco Tax                                                 532           (65)          467
Motor Fuel Tax                                                              0             0             0
Motor Vehicle Fees                                                        185          (121)           64
Alcoholic Beverage Taxes and Fees                                         212             6           218
Auto Rental Tax                                                            38           (38)            0
Subtotal                                                                7,098             7         7,105
Business Taxes:
Corporation Franchise Tax                                               1,515           213         1,728
Corporation and Utilities Taxes                                           972            53         1,025
Insurance Taxes                                                           633           (36)          597
Bank Tax                                                                  496            (4)          492
Petroleum Business Tax                                                      0             0             0
Subtotal                                                                3,616           226         3,842
Other Taxes:
Estate and Gift Taxes                                                     767           (12)          755
Real Property Gains Tax                                                     5            (3)            2
Pari-mutuel Tax                                                            30            (1)           29
Other Taxes                                                                 1             0             1
Subtotal                                                                  803           (16)          787
Miscellaneous Receipts & Federal Grants                                 1,625           523         2,148
Transfers from Other Funds: (2)
Sales Tax in Excess of LGAC Debt Service                                1,750            58         1,808
All Other Transfers                                                       398           468           866
Subtotal                                                                2,148           526         2,674
TOTAL RECEIPTS                                                         41,144        (1,246)       39,898
Grants to Local Governments                                            27,835          (987)       26,848
State Operations                                                        7,839           (24)        7,815
General State Charges                                                   2,650           197         2,847
Debt Service                                                                0             0             0
Transfers to Other Funds:
In Support of Debt Service                                              2,086          (235)        1,851
In Support of Capital Projects                                            289          (115)          174
All Other Transfers                                                       523           156           679
Subtotal                                                                2,898          (194)        2,704
TOTAL DISBURSEMENTS                                                    41,222        (1,008)       40,214
Excess (Deficiency) of Receipts and Other Financing Sources over
Disbursements and Other Financing Uses                                    (78)         (238)         (316)
CLOSING FUND BALANCE                                                    1,032          (316)          716

Source: Division of the Budget

(1) 2001-02 opening fund balance reflects reclassification of the Fringe Benefit Escrow Fund from the Agency Group Fund to the General Fund.

(2) Includes personal income tax receipts that flow through the Revenue Bond Tax Fund and the OSC reports as a transfer from the Debt Service Funds Group.

      Cash Financial Plan 2002-2003 General Fund Comparison of Receipts and
                                 Disbursements
                              (millions of dollars)

                                           July                  October
                                           Plan      Change       Plan
        Opening fund balance               1,032        0         1,032
        Receipts:
        Taxes:
        Personal income tax (1)           23,342        0        23,342
        User taxes and fees                7,105        0         7,105
        Business taxes                     3,842        0         3,842
        Other Taxes                          787        0           787
        Miscellaneous receipts             2,148        0         2,148
        Transfers from other funds:
        LGAC                               1,808        0         1,808
        All other (1)                        866        0           866
        Total receipts                    39,898        0        39,898
        Disbursements:
        Grants to local governments       26,848        0        26,848
        State operations                   7,815        0         7,815
        General State charges              2,847        0         2,847
        Transfers to other funds:
        Debt service                       1,851        0         1,851
        Capital projects                     174        0           174
        State university                      86        0            86
        Other purposes                       593        0           593
        Total disbursements               40,214        0        40,214
        Change in fund balance              (316)       0          (316)
        Closing fund balance                 716       (0)          716

Source: Division of the Budget

(1) Includes personal income tax receipts that flow through the Revenue Bond Tax Fund and the OSC reports as a transfer from the Debt Service Funds Group.

CASH FINANCIAL PLAN 2002-2003 ALL GOVERNMENTAL FUNDS

                                                                                    Debt
                                        General        Special       Capital       Service        (MEMO)
(millions of dollars)                     Fund     Revenue Fund   Project Fund      Funds         Total
Opening fund balance Receipts             1,032         1,047          (268)          169         1,980
Taxes                                    35,076         4,225         1,673         2,479        43,453
Miscellaneous Receipts                    2,148         9,591         2,507           626        14,872
Federal grants (1)                            0        28,783         1,576             0        30,359
Total receipts                           37,224        42,599         5,756         3,105        88,684
Disbursements: (1)
Grants to local governments              26,848        35,442         1,241             0        63,531
State operations                          7,815         7,193             0             7        15,015
General State charges                     2,847           560             0             0         3,407
Debt service                                  0             0             0         3,550         3,550
Capital projects                              0             4         4,049             0         4,053
Total disbursements                      37,510        43,199         5,290         3,557        89,556
Other financing sources (uses):
Transfers from other funds                2,674         3,002           199         4,984        10,859
Transfers to other funds                 (2,704)       (2,477)       (1,241)       (4,537)      (10,959)
Bond and note proceeds                        0             0           260             0           260
Net other financing sources (uses)          (30)          525          (782)          447           160
Change in fund balance                     (316)          (75)         (316)           (5)         (712)
Closing fund balance                        716           972          (584)          164         1,268

Source: Division of the Budget

(1)   Excludes appropriated federal "pass-through" aid.

            GAAP FINANCIAL PLAN GENERAL FUND 2001-2002 AND 2002-2003
                              (millions of dollars)

                                                                     2001-2002     2002-2003
                                                                       Actual      Projected       Change
Revenues:
         Taxes:
                  Personal income tax                                  22,617        22,566           (51)
                  User taxes and fees                                   7,136         7,230            94
                  Business taxes                                        3,412         4,328           916
         Other taxes                                                    1,129           779          (350)
Miscellaneous receipts                                                  2,924         3,996         1,072
         Total revenues                                                37,218        38,899         1,681
Expenditures:
Grants to local governments                                            28,627        28,426          (201)
State operations                                                        9,705        10,051           346
General State charges                                                   2,337         2,330            (7)
Debt service                                                               16            23             7
Capital projects                                                            0             1             1
         Total expenditures                                            40,685        40,831           146
Other financing sources (uses):
Transfers from other funds                                              5,369         6,122           753
Transfers to other funds                                               (5,525)       (4,883)          642
Proceeds of general obligation bonds                                        0             0             0
Proceeds from financing arrangements/ advance refundings                  205           259            54
         Net other financing sources (uses)                                49         1,498         1,449
Excess (deficiency) of revenues and other financing sources over
expenditures and other financing uses                                  (3,418)         (434)        2,984
Accumulated surplus                                                       492            58

Source: Division of the Budget

ANNUAL INFORMATION STATEMENT OF THE STATE OF NEW YORK dated June 3, 2002

Introduction. This Annual Information Statement (AIS) is dated June 3, 2002 and contains information only through that date. This AIS constitutes the official disclosure information regarding the financial condition of the State. It includes a discussion of the State's current fiscal year and results from the three prior fiscal years, as well as information on the State's economy, debt and other financing activities, governmental organization, public authorities and localities, and litigation.

The State plans to issue updates to this AIS in July 2002, November 2002 and February 2003. The State intends to announce publicly when an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or the Office of the State Comptroller, 110 State Street, Albany, NY 12236, (518) 474-4015. This AIS has also been filed with the Nationally Recognized Municipal Securities Information Repositories. The General Purpose Financial Statements for the 2001-02 fiscal year will be available beginning in July 2002 and can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236.

Informational copies of this AIS are available electronically on the Division of the Budget (DOB) Internet site at www.state.ny.us/dob. Typographical or other errors may have occurred in converting the original source documents to their digital format, and DOB assumes no liability or responsibility for errors or omissions contained at the Internet site.

The information relating to the State of New York in this AIS has been furnished by DOB and the Office of the State Comptroller (OSC), with additional information obtained from sources that the State believes to be reliable, but its presentation herein has not been subject to an independent audit process. Information relating to matters described in the section entitled "Litigation" is furnished by the Office of the State Attorney General. This AIS, including the Exhibits attached hereto, should be read in its entirety, together with any update or supplement.

During the fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially from the information provided in this AIS. Investors and other market participants should, however, refer to this AIS, as revised, updated, or supplemented, for official information regarding the financial condition of the State.

CURRENT FISCAL YEAR\

Recent Events. The State's current fiscal year began on April 1, 2002 and ends on March 31, 2003. The State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2002-03 fiscal year on March 26, 2002, and the remaining appropriations and accompanying legislation constituting the budget for the 2002-03 fiscal year on May 16, 2002. The Governor did not veto any legislative additions to the budget.

OVERVIEW OF THE 2002-03 FINANCIAL PLAN

In January 2002, the Governor presented a balanced 2002-03 Financial Plan (the Executive Plan) with proposals that closed a combined 2001-02 and 2002-03 General Fund budget gap of $6.8 billion, according to DOB. The Executive Plan reflected legislative and administrative actions taken during 2001-02 following the World Trade Center terrorist attacks that produced savings of $2.4 billion; the use of reserves set aside for economic uncertainties ($1.11 billion) and through the Temporary Assistance for Needy Families (TANF) program ($885 million); and revenue and spending actions totaling $2.4 billion (of which approximately $560 million were non-recurring). As a result, the 2001-02 and 2002-03 Financial Plans were projected to be in balance on a cash basis at that time.

In April 2002, DOB projected a shortfall of approximately $1.4 billion from the Executive Plan resulting primarily from lower than projected receipts associated with the final settlement of 2001 tax liability. DOB expects that the majority of this shortfall will be non-recurring, with a significant portion attributable to income losses associated with the World Trade Center terrorist attacks.

On May 22, 2002, DOB issued a revised 2002-03 Financial Plan following final action on the budget by the State Legislature (the Enacted Plan) to reflect enactment of a series of non-recurring actions to offset the projected revenue losses and produce a balanced 2002-03 Financial Plan. The actions include a tax amnesty program, increased receipts from the sale of abandoned property, a change in the payment date for various business taxes, and utilization of available cash reserves and other fund balances.

As compared to the Executive Plan, the Enacted Plan also supports spending restorations of approximately $600 million related to education, health, economic development, and human services. These costs are fully financed through actions to reduce spending or increase revenues on a recurring basis, including education building aid reform, workforce savings through attrition and an early retirement program, and tobacco tax increases and enforcement actions, as well as the use of resources from other funds.

General Fund receipts and transfers from other funds are projected to total $39.90 billion in 2002-03, a decrease of $1.25 billion or -3.0% from the 2001-02 fiscal year. General Fund disbursements, including transfers to other funds, are projected to total $40.22 billion for 2002-03, an annual decrease of $1.01 billion or -2.4% from the 2001-02 fiscal year. The General Fund closing balance is projected to total $716 million, a decline of $316 million from 2001-02.

Projected General Fund disbursements in the Enacted Plan are essentially unchanged from the levels projected in the Executive Plan. The annual decrease in spending results from efforts to limit the growth of State operations, capital and debt service costs, and by the reduction of General Fund spending through the use of alternate financing sources, including TANF reserves and health care resources created under the Health Care Reform Act (HCRA). These reductions are partially offset by increases for school aid, collective bargaining, pensions and other fringe benefits, and underlying programmatic growth in health programs.

All Governmental Funds spending for 2002-03 is projected to be $89.56 billion, consisting of $59.35 billion in State-supported spending and $30.21 billion in federal aid. This represents an increase of $5.08 billion or 6.0% for 2001-02 (after excluding federal World Trade Center "pass-through" disaster assistance funds to The City of New York and other localities).

The following table summarizes projected spending for the General Fund, State Funds, and All Governmental Funds in the 2002-03 Enacted Plan. For the definitions of these spending categories see Exhibit A.

                   Actual        Projected                                   Avg. Annual
                   2001-02        2002-03       Dollar         Percent      Percent Change
                   Spending       Spending      Change       Change From     1994-95 thru
                 ($ millions)   ($ millions)  ($ millions)     2001-02         2002-03
General Fund       $41,222        $40,214       $(1,008)        (2.4%)           2.3%
State Funds         56,978         59,358         2,380          4.2%            4.2%
All Funds           84,475         89,556         5,081          6.0%            4.7%

Note: All Governmental Funds spending excludes federal "flow-through" aid to New York City for costs incurred as a result of the World Trade Center attacks.

The projected 2002-03 General Fund closing balance of $716 million consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund) and $6 million in the Contingency Reserve Fund (the State's litigation reserve).

The 2002-03 General Fund balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects to have a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). A portion of these reserves ($1.1 billion) are expected to be used to help balance the Enacted Plan by replacing revenues lost in the aftermath of the World Trade Center terrorist attacks. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.

      [PIE CHART OMITTED]                           [PIE CHART OMITTED]

  User Taxes & Fees 17.8%                         Local Assistance 66.8%

  Business Taxes 9.6%                             State Operations 19.4%

  Other Taxes 2.0%                                Debt Service 4.5%

  Misc. Receipts/Transfers 12.1%                  General State Charges 7.1%

                                                  Capital/Other 2.1%

2002-03 STATE FINANCIAL PLAN

Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board. This section discusses significant activities in the General Fund and the other governmental funds anticipated in 2002-03.

General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2002-03 fiscal year, the General Fund is expected to account for approximately 42% of All Governmental Funds disbursements. For an explanation of the composition of All Governmental Funds spending in recent years, please see the section entitled "Prior Fiscal Years" in this AIS. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. The graphs below depict the components of projected receipts and disbursements in the General Fund (in percent).

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The 2002-03 Enacted Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The World Trade Center attacks magnified the uncertainties inherent in the State's forecasts, and increase the likelihood that current projections will differ materially and adversely from the projections set forth in this AIS. See the section entitled "Special Considerations" below for a discussion of certain risks and uncertainties faced by the State.

Projected General Fund Receipts. To close the significant 2002-03 budget gap caused largely by the events of September 11, the Enacted Plan contains numerous revenue actions. These actions include: lowering the threshold for sales and withholding tax electronic funds transfer ($58 million); increasing alcoholic beverage control license fees ($8 million); adopting a new price index for the prepayment of sales tax on cigarettes ($6 million); increasing the tax rate on tobacco products to 37% of wholesale price ($15 million); enhancing cigarette enforcement measures ($5 million); changing the mandatory first installment payment of estimated taxes for certain businesses from 25% to 30% ($100 million); authorizing a tax amnesty program (net benefit of $175 million primarily in personal income and business taxes); selling securities held as abandoned property ($300 million); increasing miscellaneous receipts from bond issuance charges ($115 million); changing the surcharge on wireless services ($38 million); transferring Power Authority resources to fund the Power for Jobs program ($42 million); and providing new technology investments at the Department of Taxation and Finance to increase audit collections ($130 million).

                              General Fund Receipts
                                  (in millions)

    1999-00               2000-01             2001-02              2002-03
    $37,395               $39,883             $41,144              $39,898

Total General Fund receipts, including transfers from other funds are projected to total $39.90 billion in fiscal year 2002-03, a decrease of $1.25 billion from 2001-02. This total includes $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts, and $2.67 billion in transfers from other funds. The transfer of $1.68 billion in resources through the tax refund reserve account from fiscal year 2001-02 to fiscal year 2002-03 has the effect of exaggerating the change in State receipts from year to year by depressing 2001-02 figures and inflating 2002-03 projections. Table 3 at the end of this section outlines the movement of resources across the fiscal years.

                              Personal Income Taxes
                                  (in millions)

    1999-00               2000-01             2001-02              2002-03
    $20,339               $23,566             $25,854              $23,342

The personal income tax is imposed on individuals, estates, and trusts, and is based, with certain modifications, on federal definitions of income and deductions. Net General Fund personal income tax collections are projected to reach $23.34 billion in fiscal year 2002-03. Collections in this category, which account for over half of General Fund receipts, are expected to fall below 2001-02 results by $2.51 billion. After excluding the impact of the tax refund reserve transaction and the diversion of certain income tax receipts to the STAR fund, the underlying decline in projected receipts is approximately $900 million or 3%.

The year-to-year decline in receipts is caused primarily by the economic dislocation caused by the terrorist attacks of September 11, the national recession, the decline in equity markets, and the drop in compensation paid to financial service workers. Personal income tax payments associated with the 2001 tax year are significantly below 2000 levels, with associated impacts on final payments and refunds.

                               User Taxes and Fees
                                  (in millions)

    1999-00               2000-01             2001-02              2002-03
    $7,604                $7,404              $7,098               $7,105

User taxes and fees are comprised of the State's sales and use tax; and cigarette, tobacco, alcoholic beverage, and auto rental taxes. They also include receipts from motor vehicle fees and alcoholic beverage license fees. Dedicated transportation funds outside the General Fund receive all the revenues of the motor fuel tax and motor vehicle registration fees, and all highway use taxes and fees.

Receipts from user taxes and fees are projected to total $7.11 billion in fiscal year 2002-03, an increase of $7 million from 2001-02, attributable to the projected growth in the sales tax base (after adjusting for tax law changes and other factors) of 3.0% yielding a projected cash growth of 3.8%, as well as an increase in alcoholic beverage tax receipts and legislation enacted for 2002-03 increasing the tax on tobacco products and increasing most alcoholic beverage control license fees. Decreases in the motor vehicle fees, cigarette tax, and auto rental tax components offset most of the gains. The decline in General Fund cigarette tax receipts is the result of the increased dedication of these receipts to the Tobacco Control and Insurance Initiatives Pool. The decline in motor vehicle fees and auto rental taxes in the General Fund largely reflect the increased dedication of these sources to the Dedicated Highway and Bridge Trust Fund.

                                 Business Taxes
                                  (in millions)

    1999-00               2000-01             2001-02              2002-03
    $4,560                $4,328              $3,616               $3,842

Business taxes include franchise taxes based generally on the net income of business, banking, and insurance corporations, taxes based on the gross receipts of utilities, and gallonage-based petroleum business taxes. Total business tax collections are projected to total $3.84 billion in fiscal year 2002-03, an increase of $226 million from 2001-02. The increase is concentrated in the corporation franchise tax and utility taxes, and is due largely to changes in the schedule by which certain businesses make estimated tax payments and to the new tax amnesty program.

                                   Other Taxes
                                  (in millions)

    1999-00               2000-01             2001-02              2002-03
    $1,107                $795                $803                 $787

Other taxes include the estate and gift tax, the real property gains tax, and pari-mutuel taxes. Other taxes are projected to total $787 million in fiscal year 2002-03, a decrease of $16 million from 2001-02. The primary factors accounting for this decline include tax reductions in pari-mutuel taxes, real property gains taxes, and estate and gift taxes enacted in prior fiscal years.

                             Miscellaneous Receipts
                                  (in millions)

    1999-00               2000-01             2001-02              2002-03
    $1,648                $1,553              $1,625               $2,148

Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain license and fee revenues. Receipts in this category are projected to total $2.15 billion in fiscal year 2002-03, an increase of $523 million from 2001-02. The growth includes the sale of abandoned property assets, fees from bond issuance charges, resources from other funds, and revenues from the surcharge on wireless communication services.

                           Transfers From Other Funds
                                  (in millions)

    1999-00               2000-01             2001-02              2002-03
    $2,137                $2,237              $2,148               $2,674

Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the 1% sales tax used to support payments to the Local Government Assistance Corporation (LGAC). Transfers from other funds are projected to total $2.67 billion in fiscal year 2002-03, an increase of $526 million from 2001-02 (primarily from the receipt of available fund balances, including amounts from the Environmental Protection
Fund).



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


Projected General Fund Disbursements. General Fund disbursements and transfers to other funds are estimated to total $40.21 billion for 2002-03, a decrease of $1.01 billion or 2.4% from 2001-02. Spending for most ongoing programs is consistent with 2001-02 funding levels. The annual decline in spending results primarily from the use of Temporary Assistance For Needy Families (TANF) reserves ($955 million) and other non-General Fund sources to maintain program commitments at a reduced General Fund cost ($1.5 billion). Annual increases for pensions and other fringe benefit costs ($197 million), school aid ($186 million on a fiscal year basis), and health care partially offset the savings produced by these actions. The annual change in spending is explained by financial plan category in more detail below.

                           General Fund Disbursements
                                  (in millions)

    1999-00               2000-01             2001-02              2002-03
    $37,170               $39,702             $41,222              $40,214

Total projected spending in the Enacted Plan is essentially unchanged from the level recommended in the Executive Plan. Legislative additions of approximately $600 million for education ($360 million), the Tuition Assistance Program ($149 million), and various health and human services programs ($91 million) were offset through savings from the use of alternate financing sources for health care and other programs ($268 million), spending reductions ($200 million), and building aid reform ($88 million).

                           Grants to Local Governments
                                  (in millions)

    1999-00               2000-01             2001-02              2002-03
    $25,590               $26,667             $27,835              $26,848

Grants to local governments is the largest category of General Fund disbursements and includes financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest areas of spending in local assistance are for aid to public schools (46%) and for the State's share of Medicaid payments to medical providers (22%). Spending for higher education programs (5%), mental hygiene programs (6%), welfare assistance (4%), and children and families services (4%) represent the next largest areas of local aid.

Spending in local assistance is estimated at $26.85 billion in 2002-03, a decrease of $987 million (3.5%) from the 2001-02 fiscal year. Although overall spending declines, funding for some programs is increasing, including education, higher education, and underlying spending growth in Medicaid and other health programs. These increases are more than offset by maximizing the use of non-General Fund revenue sources to finance program costs, including the use of nursing home assessments ($266 million), alternate funding sources for various Medicaid and health programs ($872 million), and the use of federal TANF reserves for higher education and welfare assistance programs ($955 million).

School aid of $14.6 billion on a school year basis reflects a school year increase of $410 million. On a fiscal year basis, General Fund spending for school aid is projected at $12.36 billion in 2002-03, an increase of $186 million over 2001-02. This reflects increases for most major aid components, implementation of building aid reforms, and the latest estimate of available lottery funds.

Medicaid spending is estimated at $5.85 billion in 2002-03, a decrease of $359 million (5.8%) from 2001-02. Expected underlying spending growth of roughly 7% is offset by approximately $800 million from various proposed revenue actions and program restructuring initiatives. Proposed actions that will lower General Fund costs include implementation of a nursing home assessment ($266 million), increased Intergovernmental Transfers and Upper Payment Limit payments ($74 million), and increased health care spending supported by HCRA ($475 million).

General Fund spending for health programs is projected at $496 million, a net decrease of $174 million (26%) from 2001-02. Higher costs for a projected increase in participation in the Early Intervention program and other programmatic growth is more than offset by utilizing dedicated funding sources of $323 million for various health programs. These dedicated funding sources will support the cost of the Elderly Pharmaceutical Insurance Coverage (EPIC) program ($194 million), State support for the Roswell Park Cancer Institute ($60 million), the Public Health Campaign program, Indian Health programs, and Immunization and Water Supply Protection ($69 million).



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


Spending on welfare is projected at $496 million, a decrease of $564 million (53.2%) from 2001-02. This decrease is largely attributable to the additional use of federal TANF funds ($514 million) to support program costs.

Higher Education Service Corporation (HESC) spending is projected at $284 million, a decrease of $406 million (58.9%) from 2001-02. This reduction primarily reflects the use of federal TANF funds to finance spending on the Tuition Assistance Program ($380 million).

Spending for all other local assistance programs will total $7.36 billion in 2002-03, a net increase of $330 million (4.7%) from 2001-02. This increase primarily includes increased support for the preschool special education program ($96 million), funding for the Yonkers settlement agreement ($92 million), and additional funding for the Community Projects Fund ($58 million).

                                State Operations
                                  (in millions)

    1999-00               2000-01             2001-02              2002-03
    $6,600                $7,604              $7,839               $7,815

State operations pays for the costs of operating the Executive, Legislative, and Judicial branches of government. State operations spending increases $358 million for the annualized costs of labor agreements and related costs with State employee unions. These costs are more than offset by proposed spending restraint and revenue maximization efforts totaling $382 million. The imposition of a strict hiring freeze, offering a retirement incentive to State employees, and various actions to restrain spending in all agencies are anticipated to save $96 million. In addition, a total of $286 million in additional savings are projected to be available in 2002-03 from various revenue maximization efforts to finance State operations spending. These efforts include $141 million in additional Patient Income Account revenues to offset spending on mental hygiene programs, and $79 million in additional federal and other funding sources to finance spending on higher education and health programs.

The State's overall workforce is projected to be 191,100 persons by the end of 2002-03, down approximately 5,000 from November 2001 when the Governor announced a series of cost savings actions following the World Trade Center attacks. This reduction will occur through attrition and early retirement.

                              General State Charges
                                  (in millions)

    1999-00               2000-01             2001-02              2002-03
    $2,087                $2,567              $2,650               $2,847

General State charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive branch, Legislature, and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation, and unemployment insurance. GSCs also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

Disbursements for GSCs are estimated at $2.85 billion in fiscal year 2002-03, an increase of $197 million from the prior year. The projected growth is primarily attributable to rising health insurance costs and additional contributions to the State and Local Employee Retirement System (ERS). The Enacted Plan projects $55 million in additional State contributions to the ERS for fiscal year 2002-03 based on an anticipated decline in the value of pension fund assets. The pension estimate assumes an ERS contribution rate of 1.5% of salary for the 2002-03 fiscal year, an increase from 0.7% in 2001-02. Significant growth is also expected in costs for health insurance premiums, which are projected to increase 11% in calendar year 2002.

                             Transfer to Other Funds
                                  (in millions)

    1999-00               2000-01             2001-02              2002-03
    $2,887                $2,863              $2,898               $2,704

Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. For a



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


full discussion of the State's capital and debt programs, see the section entitled "Debt and Other Financing Activities" in this AIS.

Transfers for debt service total $1.85 billion in 2002-03, a reduction of $235 million. The decrease is primarily attributable to continued savings resulting from the use of $1 billion from the Debt Reduction Reserve Fund over the last several fiscal years to reduce high cost debt, the use of the new lower-cost State Personal Income Tax Revenue Bonds to finance capital projects, and the benefits of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs.

Transfers for capital projects pay for projects that are not financed by bond proceeds, dedicated taxes, Federal grants or other revenues. Transfers for capital projects in 2002-03 are projected to decrease by $115 million and reflect the one-time conversion of certain capital projects from pay-as-you-go financing to bonding.

The State's cost of transfers to the State University increased by $17 million over 2001-02 primarily due to financing the State's share of an outstanding SUNY loan.

All other transfers, which include all remaining transfers from the General Fund to other funds, are estimated to total $593 million in 2002-03, an increase of $139 million. The growth is attributable to increases in Medicaid payments to SUNY hospitals ($89 million) and the State's subsidy to the Court Facilities Incentive Aid Fund to support Judiciary capital projects ($52 million).

Non-Recurring Actions. The non-recurring actions incorporated in the 2002-03 Enacted Plan, are primarily intended to finance the extraordinary revenue losses associated with the 2001 tax year that DOB expects will not recur.

The vast majority of the non-recurring resources utilize existing available fund balances, including the Abandoned Property Fund ($300 million), the Environmental Protection Fund and the Superfund ($264 million), the State of New York Mortgage Agency ($150 million), the New York State Housing Finance Agency ($50 million), the Power Authority of the State of New York ($42 million), various health and Medicaid Special Revenue Funds ($341 million), the Higher Education Services Corporation ($39 million), the Dormitory Authority of the State of New York ($12 million), and various routine fund transfers ($75 million).

In addition, a variety of measures were enacted to preserve revenues, including a tax amnesty program ($175 million), a change in the payment date on various business taxes ($100 million), recoveries of school aid and welfare overpayments ($39 million), and changes in tax collection procedures ($64 million).

General Fund Closing Balance. The 2002-03 Financial Plan projects a closing balance in the General Fund of $716 million. The closing balance is comprised of $710 million in the Tax Stabilization Reserve Fund and $6 million in the Contingency Reserve Fund. The closing balance declined by $316 million from 2001-02, reflecting the use of balances in the Community Projects Fund, the Contingency Reserve Fund, and the Universal Pre-K Fund. The closing fund balance excludes $427 million expected to be on deposit in the refund reserve account at the close of 2002-03.

Outyear Projections of Receipts and Disbursements. The Executive Plan projected General Fund budget gaps of $2.8 billion for 2003-04 and $3.3 billion for 2004-05. DOB will formally update its projections of receipts and disbursements for future years in early 2003, as part of the Governor's 2003-04 Executive Budget. Preliminary analysis by DOB indicates that the State will have a 2003-04 budget gap which is larger than projected at the time of the Executive Plan, but significantly below the shortfall that was closed as a part of actions on the 2002-03 Enacted Plan. The Governor will submit a balanced budget and Financial Plan for 2003-04 in early 2003, as required by law.

In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1.0 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03.

Other Governmental Funds. In addition to the General Fund, the 2002-03 Enacted Plan includes Special Revenue Funds, Capital Projects Funds, and Debt Service Funds. These are discussed below.



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


Over the next several years, a substantial amount of federal aid is projected to flow through the State to localities for disaster response and reconstruction activities related to the World Trade Center attacks. The Enacted Plan estimated that federal "flow-through" disaster aid totaled $569 million in 2001-02 and is projected to total $2.76 billion in 2002-03 as recovery and rebuilding efforts reach full capacity. Nearly all of the federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office (SEMO) to New York City and other localities affected by the terrorist attacks. This "flow-through" spending is not counted in the All Governmental Funds financial plan tables contained in this section of the AIS.

The All Governmental Funds Financial Plan does include State spending for World Trade Center costs of $330 million in 2002-03. Unlike the flow-through aid, these projected disbursements in the Financial Plan finance State government activities. Most of this spending is supported by Federal funds ($306 million) which will finance, among other things, payments to the victims of the attack, State Police and Division of Military and Naval Affairs staffing costs directly related to the terrorist attacks, expanded counseling and trauma services, and infrastructure repairs.

All Governmental Funds spending is estimated at $89.56 billion in 2002-03, an annual increase of $5.08 billion or 6%. Of this amount, growth in Federal grants amounts to $2.70 billion. Federal aid increases are primarily for Medicaid, including payments to State-operated mental health and retardation facilities and SUNY hospitals ($1.55 billion), the share of the college tuition assistance program financed by TANF ($380 million), social welfare initiatives authorized under TANF ($319 million), services for children and families ($223 million) and the Federal share of Child Health Plus ($126 million). All other Federal support grows by $103 million, or less than 1%.

Special Revenue Funds. Total disbursements for programs supported by Special Revenue Funds are projected at $43.20 billion, an increase of $5.51 billion or 14.6% over 2001-02 (excluding federal "flow-through" aid). Special Revenue Funds, which include Federal grants and State Special Revenue Funds, comprise 50% of the All Governmental Funds Financial Plan.

Federal grants account for 66% of all special revenue spending in 2002-03, comparable to prior years. Disbursements from Federal funds, excluding aid for capital programs, are estimated at $28.63 billion, an increase of $2.51 billion or 9.6%. Medicaid is the largest program within Federal funds, accounting for over half of total spending in this category. In 2002-03, Federal support for Medicaid spending is projected at $15.61 billion, an increase of $1.10 billion over 2001-02. Other increases include Medicaid payments to State-operated mental health and retardation facilities and SUNY hospitals ($446 million), the share of the college tuition assistance program financed by TANF ($380 million), enhanced social welfare initiatives authorized under TANF ($319 million), services for children and families ($223 million) and the Federal share of Child Health Plus ($126 million).

State special revenue spending is projected to be $14.57 billion, an increase of $3.0 billion or 25.9% from 2001-02. Spending from State special revenue funds for Medicaid is projected to total $2.50 billion in 2002-03, an increase of $1.35 billion from 2001-02. Roughly $730 million of this Medicaid increase is financed by HCRA resources, and the balance is supported by a new 6% nursing home assessment ($441 million) and revenues received from various bad debt and charity care pools ($175 million).

Other components of the State Funds spending increase include program growth in the EPIC prescription drug program and Child Health Plus ($288 million), State aid for education financed by the lottery ($282 million), aid to local social service providers through the community service provider assistance program ($188 million), aid to transit systems ($193 million), increased costs for employee fringe benefits ($134 million), and growth in the STAR local tax relief program ($120 million). State special revenue spending increased $491 million over the 2002-03 Executive Plan, which primarily reflects additional Medicaid spending financed through HCRA.

Capital Projects Funds. Spending from Capital Projects Funds in 2002-03 is projected at $5.29 billion, an increase of $977 million or 22.7% from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million).

Debt Service Funds. Spending from Debt Service Funds is estimated at $3.56 billion in 2002-03, a decrease of $592 million or 14.3% from 2001-02. The decrease is primarily attributable to the use of $500 million in Debt Reduction Reserve Fund (DRRF) monies during 2001-02 (which technically is shown as an increase in debt service spending in that year), savings in 2002-03 generated from the use of DRRF to reduce debt and debt service costs, the



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


use of lower-cost State Personal Income Tax Revenue Bonds, and the impact of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs.

2002-03 GAAP-BASIS FINANCIAL PLAN

State law requires the State to update its projected GAAP-basis financial results for the current fiscal year on or before September 1 of each year. The State will base its GAAP projections on the cash estimates in the Enacted Plan and on actual results for the 2001-02 fiscal year as reported by the State Comptroller in July 2002.

SPECIAL CONSIDERATIONS

The September 11, 2001 terrorist attacks in New York City and the lingering effects of the national recession are expected to have continued adverse consequences for the State. DOB believes their impact is adequately reflected in the current financial forecast, but the combined effect of both factors adds significant uncertainty to the Enacted Plan estimates.

Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the New York economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. A further reduction in financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast. Aside from the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. DOB is forecasting a significant decline in financial sector profits for 2002. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and could fall substantially below expectations.

An ongoing risk to the Enacted Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Enacted Plan assumes no significant federal disallowances or other federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in this AIS.

In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $716 million in General Fund reserves.

 Table 1 - General Fund Receipts and Disbursements State Fiscal Year 2002-2003
                             (millions of dollars)

                                              2001-02             2002-03
                                               Actual    Change   Enacted
OPENING FUND BALANCE (1)                        1,110       (78)    1,032
Personal Income Tax                            25,854    (2,512)   23,342
User Taxes and Fees:
  Sales and Use Tax                             6,131       225     6,356
  Cigarette and Tobacco Tax                       532       (65)      467
  Motor Fuel Tax                                    0         0         0
  Motor Vehicle Fees                              185      (121)       64
  Alcoholic Beverage Taxes and Fees               212         6       218
  Container Tax                                     0         0         0
  Auto Rental Tax                                  38       (38)        0
  Subtotal                                      7,098         7     7,105
Business Taxes:
  Corporation Franchise Tax                     1,515       213     1,728
  Corporation and Utilities Taxes                 972        53     1,025
  Insurance Taxes                                 633       (36)      597
  Bank Tax                                        496        (4)      492
  Petroleum Business Tax                            0         0         0
  Subtotal                                      3,616       226     3,842
Other Taxes:
  Estate and Gift Taxes                           767       (12)      755
  Real Property Gains Tax                           5        (3)        2
  Pari-mutuel Tax                                  30        (1)       29
  Other Taxes                                       1         0         1
 Subtotal                                         803       (16)      787
Miscellaneous Receipts & Federal Grants         1,625       523     2,148
Transfers from Other Funds:
  Sales Tax in Excess of LGAC Debt Service      1,750        58     1,808
 All Other Transfers                              398       468       866
 Subtotal                                       2,148       526     2,674
TOTAL RECEIPTS                                 41,144    (1,246)   39,898
Grants to Local Governments                    27,835      (987)   26,848
State Operations                                7,839       (24)    7,815
General State Charges                           2,650       197     2,847
Debt Service                                        0         0         0
Transfers to Other Funds:
 In Support of Debt Service                     2,086      (235)    1,851
 In Support of Capital Projects                   289      (115)      174
 All Other Transfers                              523       156       679
 Subtotal                                       2,898      (194)    2,704
TOTAL DISBURSEMENTS                            41,222    (1,008)   40,214
Excess (Deficiency) of Receipts and Other
Financing Sources over
 Disbursements and Other Financing Uses           (78)     (238)     (316)
CLOSING FUND BALANCE                            1,032      (316)      716

Source: New York State Division of the Budget

  Table 2 - Cash Basis Financial Plan All Governmental Funds State Fiscal Year
                                   2002-03
                             (millions of dollars)

                                                                  Special       Capital
                                                    General       Revenue       Projects    Debt Service     (MEMO)
                                                      Fund         Funds         Funds          Funds         Total
Opening fund balance                                  1,032         1,047          (268)          169         1,980
Receipts:
Taxes                                                35,076         4,225         1,673         2,479        43,453
Miscellaneous receipts                                2,148         9,591         2,507           626        14,872
Federal grants                                            0        28,783         1,576             0        30,359
Total receipts                                       37,224        42,599         5,756         3,105        88,684
Disbursements:
Grants to local governments                          26,848        35,442         1,241             0        63,531
State operations                                      7,815         7,193             0             7        15,015
General State charges                                 2,847           560             0             0         3,407
Debt service                                              0             0             0         3,550         3,550
Capital projects                                          0             4         4,049             0         4,053
Total disbursements                                  37,510        43,199         5,290         3,557        89,556
World Trade Center revenues (costs):
Federal grants                                            0         2,760             0             0         2,760
Disaster assistance to localities                         0        (2,760)            0             0        (2,760)
Net World Trade Center revenues
(costs)                                                   0             0             0             0             0
Other financing sources (uses):
Transfers from other funds                            2,674         3,002           199         4,984        10,859
Transfers to other funds                             (2,704)       (2,477)       (1,241)       (4,537)      (10,959)
Bond and note proceeds                                    0             0           260             0           260
Net other financing sources (uses)                      (30)          525          (782)          447           160
Change in fund balance                                 (316)          (75)         (316)           (5)         (712)
Closing fund balance                                    716           972          (584)          164         1,268

Source: New York State Division of the Budget

TAX REFUND RESERVE ACCOUNT

Net personal income tax collections in recent years have been affected by transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys designated to pay tax refunds. The Comptroller deposits into this account tax receipts at the discretion of the Commissioner of Taxation and Finance. The deposit of moneys into the account during a fiscal year has the effect of reducing receipts for the fiscal year, and the withdrawal of moneys from the account has the effect of increasing receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program. Beginning in 1998-99, a portion of personal income tax collections was deposited directly in the School Tax Reduction (STAR) Fund to be used to make payments to reimburse local governments for their revenue decreases due to the STAR program. The 2000-01 and 2001-02 Financial Plans also included an additional $250 million deposit of personal income tax receipts to the Debt Reduction Reserve Fund.

The chart below shows actual components of gross collections, the State/City offset, refund reserve activity, refunds and net collections of personal income tax receipts for fiscal years 1999-2000 through 2001-2002 as well as projected amounts for the 2002-03 fiscal year.


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 Table 3 - Personal Income Tax Collections, Refunds And Refund Reserve Activity
                              (millions of dollars)

                                       1999-2000         2000-01          2001-02         2002-03 (1)
Withholdings                            $18,460          $20,955          $20,262          $20,956
Estimated Payments                        5,835            6,874            6,353            5,754
Final Payments                            1,429            1,684            1,874            1,305
Delinquencies                               512              558              601              826
Gross Collections                       $26,236          $30,071          $29,090          $28,841

State/City Offset                       $  (325)         $  (169)         $  (225)         $  (200)
Refund Reserve (Increase) Decrease       (1,661)             450            1,840            1,250
Refunds                                  (2,716)(2)       (3,460)(3)       (3,291)(4)       (3,919)(5)
Reported Tax Collections                $21,534          $26,892          $27,414          $25,972
STAR Fund Deposits                      $(1,195)         $(3,076)          (1,310)         $(2,630)
DRRF                                         --             (250)            (250)
General Fund                            $20,339          $23,566          $25,854          $23,342

Source: State Division of the Budget.

(1) As projected on May 22, 2002.

(2) Reflects the payment of the balance of refunds on 1998 liability and the payment of $460 million of 1999 calendar year refunds in the last quarter of the State's 1999-2000 fiscal year and a balance in the tax refund reserve account of $3.967 billion.

(3) Reflects the payment of the balance of refunds on 1999 liability and the payment of $960 million of 2000 calendar year refunds in the last quarter of the State's 2000-2001 fiscal year and a balance in the tax refund reserve account of $3.517 billion.

(4) Reflects the payment of the balance of refunds on 2000 liability and the payment of $960 million of 2001 calendar year refunds in the last quarter of the State's 2001 -02 fiscal year and a balance in the tax refund reserve account of $1.68 billion.

(5) Reflects the payments of the balance of refunds on 2001 liability and the projected payments of $960 million of calendar year 2002 in the last quarter of the State's 2002-03 fiscal year and the projected balance in the tax refund reserve account of $427 million.

PART C.     OTHER INFORMATION

Item 23.    Exhibits.


            All Exhibits listed below have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which are filed herewith.


(a) Articles Supplementary dated May 24, 1999. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)

(a)(1) Amended and Restated Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)


(b) Amended and Restated By-laws of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(b)(1)      *Amended By-laws of the Registrant.


(c)         Copy of Specimen certificate of Capital Stock for Class D Shares.
            (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on January 27, 1998.)

(d) Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e) Addendum to Sales/Bank Agreement. (Incorporated by reference to Registrant's Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(1) Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Registrant's Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(2) Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)


(e)(3) Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e)(4) *Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers.


(f)         Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated.
            (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(f)(1) Deferred Compensation Plan for Directors of Seligman Municipal Fund Series, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed on January 29, 1999.)

(g) Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(h)         Not applicable.

(i)         Opinion and Consent of Counsel in respect of Class C shares.
            (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)

(i)(1) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(j)         *Consent of Independent Auditors.

(j)(1)      *Opinion and Consent of Colorado Counsel.

PART C. OTHER INFORMATION

(j)(2)      *Consent of Georgia Counsel.

(j)(3)      *Opinion and Consent of Louisiana Counsel.

(j)(4)      *Consent of Maryland Counsel.

(j)(5)      *Consent of Massachusetts Counsel.

(j)(6)      *Consent of Michigan Counsel.

(j)(7)      *Consent of Minnesota Counsel.

(j)(8)      *Consent of Missouri Counsel.

(j)(9)      *Opinion and Consent of New York Counsel.

(j)(10)     *Consent of Ohio Counsel.

(j)(11)     *Opinion and Consent of Oregon Counsel.

(j)(12)     *Consent of South Carolina Counsel.

(k)         Not applicable.

(l)         Form of Purchase Agreement for Initial Capital for Class C shares.
            (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)

(l)(1) Purchase Agreement for Initial Capital for Class D shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)


(m) Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)

(m)(1) Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(m)(2) *Amended Administration, Shareholder Services and Distribution Plan of the Registrant.


(n) Rule 18f-3 Plan. Plan of Multiple Classes of Shares (three Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)


(p) Code of Ethics. (Incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed on January 27, 2000.)

(p)(1)      *Amended Code of Ethics of the Registrant.

(Other Exhibits:) *(a) Power of Attorney for Paul C. Guidone.

                  (b) Power of Attorney for Leroy C. Richie. (Incorporated by reference to Registrant's Post-Effective Amendment No. 38 filed on January 28, 2002.)

                  (c) Powers of Attorney. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on January 27, 1998.)


Item 24. Persons Controlled by or Under Common Control with Registrant. None.

Item 25. Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article IV of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 30 to the Registration Statement.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act as is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation (Seligman), is the Registrant's investment manager. Seligman also serves as investment manager to twenty-two other associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Tax-Aware Fund, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

            Seligman has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Seligman pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-15798) on March 28, 2002.


Item 27.    Principal Underwriters.


(a) The names of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser are: Seligman Capital Fund, Inc. Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund, Inc., Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Tax-Aware Fund, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc.


(b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20.

                             Seligman Advisors, Inc.
                             As of December 31, 2002

        (1)                                             (2)                                       (3)
Name and Principal                            Positions and Offices                       Positions and Offices
Business Address                              with Underwriter                            with Registrant
----------------                              ----------------                            ---------------
William C. Morris*                            Director                                    Chairman of the Board

Brian T. Zino*                                Director                                    President, Director
                                                                                          and Chief Executive Officer

Ronald T. Schroeder*                          Director                                    None

Thomas G. Moles*                              Director                                    Vice President

David F. Stein*                               Director                                    None

Stephen J. Hodgdon*                           President and Director                      None

Charles W. Kadlec*                            Managing Director, Chief Investment         None
                                              Strategist

Thomas G. Rose*                               Senior Vice President, Finance              Vice President

Edward F. Lynch*                              Senior Vice President, National             None
                                              Sales Director

James R. Besher*                              Senior Vice President, Divisional           None
                                              Sales Director

Gerald I. Cetrulo, III*                       Senior Vice President, Investment           None
                                              Products

Arthur A. Condron*                            Senior Vice President, Offshore             None
                                              Sales & Administration

Matthew A. Digan*                             Senior Vice President, Domestic             None
                                              Funds

Jonathan G. Evans*                            Senior Vice President, Sales                None

T. Wayne Knowles*                             Senior Vice President, Divisional           None
                                              Sales Director

Joseph Lam                                    Senior Vice President, Regional             None

Seligman International Inc.                   Director, Asia
Suite 1133, Central Building
One Pedder Street
Central Hong Kong

Michelle McCann-Rappa*                        Senior Vice President, Retirement           None
                                              Plans

Ronald W. Pond*                               Senior Vice President, Managed              None
                                              Money and Alternative Products

J. Jeffery Rold*                              Senior Vice President, Divisional
                                              None Sales Director

Richard M. Potocki*                           Managing Director, Sales and Global         None
                                              Financial Services

Fernando Sanchez Alcazar                      Senior Vice President, Regional             None

Seligman International, Inc.                  Director, Latin America
Av. Alicia M. de Justo 1148
Fourth Floor #407B
C1107AAX Buenos Aires, Argentina

Bruce M. Tuckey*                              Senior Vice President, Sales                None

Andrew S. Veasey*                             Senior Vice President, Sales                None

                             Seligman Advisors, Inc.
                             As of December 31, 2002


        (1)                                             (2)                                       (3)
Name and Principal                            Positions and Offices                       Positions and Offices
Business Address                              with Underwriter                            with Registrant
----------------                              ----------------                            ---------------
Mason S. Flinn*                               Senior Vice President, Regional None
                                              Retirement Plans Manager

Anna Brogan*                                  Vice President, Regional Retirement         None
                                              Plans Manager

Mark Burlingham*                              Vice President Regional Retirement          None
                                              Plans Manager

Peter Campagna*                               Vice President, Portfolio Specialist        None

Jeffrey S. Dean*                              Vice President, Business Development        None

Kenneth J. Dougherty*                         Vice President, Consulting Services         None

April Ferrell*                                Vice President, National Accounts           None
                                              Manager

Tracy A. Goldenberg*                          Vice President, Regional Retirement         None
                                              Plans Manager

Tim Kelly*                                    Vice President, Manager, Internal           None
                                              Sales

John Korn*                                    Vice President, Marketing Specialist        None

David W. Mountford*                           Vice President, Regional Retirement         None
                                              Plans Manager

Craig S. Prichard*                            Vice President, Consulting                  None
                                              Services

Paula Smith*                                  Vice President, Product Manager 529         None

Gary A. Terpening*                            Vice President, Director of Business        None
                                              Development

Robert Thompson*                              Vice President, Regional Retirement         None
                                              Plans Manager

Joseph Williams*                              Vice President, Consulting                  None
                                              Services

William DeSanto*                              Vice President, Portfolio Advisory,         None
                                              Managed Money

Kevin M. Casey                                Vice President, Regional Sales              None
15 Woodmere Drive
Fort Salonga, NY  11768

                             Seligman Advisors, Inc.
                             As of December 31, 2002


        (1)                                             (2)                                       (3)
Name and Principal                            Positions and Offices                       Positions and Offices
Business Address                              with Underwriter                            with Registrant
----------------                              ----------------                            ---------------
Edward S. Finocchiaro                         Vice President, Regional Sales              None
120 Screenhouse Lane
Duxbury, MA  02332

Brett M. Frum                                 Vice President, Regional Sales              None
1681 Lago Mar Drive
Dayton, OH  45458

Carla A. Goehring                             Vice President, Regional Sales              None
11426 Long Pine Drive
Houston, TX  77077

Bill Lehew                                    Vice President, Regional Sales              None
9900 Lampkin Park Drive
Charlotte, NC  28269

Mike Loftus                                   Vice President, Regional Sales              None
1625 Larimer, Unit 1002
Denver, CO  80202

Judith L. Lyon                                Vice President, Regional Sales              None
7105 Harbour Landing
Alpharetta, GA  30005

Sean Maher                                    Vice President, Regional Sales              None
471 Cornwall Court
Severna Park, MD  21146

Leslie A. Mudd                                Vice President, Regional Sales              None
9234 N. 115th Street
Scottsdale, AZ  85259

Thomas P. Parnell                             Vice President, Regional Sales              None
1575 Edgecomb Road
St. Paul, MN  55116

Michael "Mick" Schell                         Vice President, Regional Sales              None
4088 Longfellow Lane
Hudson, OH  44236

                             Seligman Advisors, Inc.
                             As of December 31, 2002


        (1)                                           (2)                                         (3)
Name and Principal                            Positions and Offices                       Positions and Offices
Business Address                              with Underwriter                            with Registrant
----------------                              ----------------                            ---------------
James C. Taylor                               Vice President, Regional Sales              None
1211 Bonnema Court
Naperville, IL  60565

Frank J. Nasta*                               Secretary                                   Secretary

Sandra G. Floris*                             Assistant Vice President, Order Desk        None

Keith R. Landry*                              Assistant Vice President, Order Desk        None

Albert A. Pisano*                             Vice President and Compliance               None
                                              Officer


* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c)   Not Applicable.


Item 28. Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations:
            (1) State Street Bank and Trust Company (State Street), 801 Pennsylvania, Kansas City, MO 64105, custodian of the Registrant's cash and securities. State Street is also agent to perform certain accounting and recordkeeping functions relating to portfolio transactions and to calculate the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder service agent, maintains shareholder records for the Registrant.


Item 29.    Management Services. Not Applicable.

Item 30. Undertakings. The Registrant undertakes: (1) if requested to do so by the holders of at least 10% of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended and (2) to furnish to each person to whom a prospectus is delivered, a copy of the Registrant's latest Annual Report to Shareholders, upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 39 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 39 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of January, 2003.


                                            SELIGMAN MUNICIPAL FUND SERIES, INC.


                                            By: /s/ Brian T. Zino
                                               ---------------------------------
                                                    Brian T. Zino, President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 39 has been signed below by the following persons in the capacities indicated on January 28, 2003.


Signature                                Title
---------                                -----


/s/ Brian T. Zino                        President, Director and Chief
----------------------------------       Executive Officer
Brian T. Zino                            (Principal Executive Officer)


/s/ Lawrence P. Vogel                    Treasurer (Principal Financial and
----------------------------------       Accounting Officer)
Lawrence P. Vogel


/s/ William C. Morris                     Chairman of the Board and Director
----------------------------------
William C. Morris



John R. Galvin, Director        )
Paul C. Guidone, Director       )
Alice S. Ilchman, Director      )
Frank A. McPherson, Director    )
John E. Merow, Director         )        /s/ Brian T. Zino
Betsy S. Michel, Director       )        ------------------------------------
Leroy C. Richie, Director       )           Brian T. Zino, Attorney in Fact
James Q. Riordan, Director      )
Robert L. Shafer, Director      )
James N. Whitson, Director      )

                      SELIGMAN MUNICIPAL FUND SERIES, INC.
                     Post-Effective Amendment No. 39 to the
                       Registration Statement on Form N-1A


                                  EXHIBIT INDEX

Form N-1A Item No.           Description
------------------           -----------


Item 23(b)(1)                Amended By-laws of the Registrant.

Item 23(e)(4) Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers.


Item 23(j)                   Consent of Independent Auditors.

Item 23(j)(1)                Opinion and Consent of Colorado Counsel.

Item 23(j)(2)                Consent of Georgia Counsel.

Item 23(j)(3)                Opinion and Consent of Louisiana Counsel.

Item 23(j)(4)                Consent of Maryland Counsel.

Item 23(j)(5)                Consent of Massachusetts Counsel.

Item 23(j)(6)                Consent of Michigan Counsel.

Item 23(j)(7)                Consent of Minnesota Counsel.

Item 23(j)(8)                Consent of Missouri Counsel.

Item 23(j)(9)                Opinion and Consent of New York Counsel.

Item 23(j)(10)               Consent of Ohio Counsel.

Item 23(j)(11)               Opinion and Consent of Oregon Counsel.


Item 23(j)(12)               Consent of South Carolina Counsel.

Item 23(m)(2) Amended Administration, Shareholder Services and Distribution Plan of the Registrant.

Item 23(p)(1)                Amended Code of Ethics of the Registrant.

(Other Exhibits)             Power of Attorney for Paul C. Guidone.